UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22673

PIMCO Dynamic Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Annual Report

June 30, 2020

PCM Fund, Inc. | PCM | NYSE

PIMCO Global StocksPLUS® & Income Fund | PGP | NYSE

PIMCO Income Opportunity Fund | PKO | NYSE

PIMCO Strategic Income Fund, Inc. | RCS | NYSE

PIMCO Dynamic Credit and Mortgage Income Fund | PCI | NYSE

PIMCO Dynamic Income Fund | PDI | NYSE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Closed-End Funds Annual Report, which covers the 12-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 6.01%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 6.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -0.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets

2	PIMCO CLOSED-END FUNDS

Bond Index (EMBI) Global (USD Hedged), returned 1.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.82%.

After initially rising, global equities experienced a sharp decline in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities rallied sharply in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the 12-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned 7.51% and global equities, as represented by the MSCI World Index, returned 2.84%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 6.98% and European equities, as represented by the MSCI Europe Index (in EUR), returned -5.48%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.39%.

Commodity prices were extremely volatile and generated mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices were relatively flat, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.22%, 2.32% and 0.07% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2020	3

Important Information About the Funds

Information regarding each Fund’s principal investment strategies, principal risks and risk management strategies, the effects of each Fund’s leverage, and each Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yield of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO CLOSED-END FUNDS

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS® & Income Fund	05/31/05	Diversified
PIMCO Income Opportunity Fund	11/30/07	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Dynamic Credit and Mortgage Income Fund	01/31/13	Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

ANNUAL REPORT	JUNE 30, 2020	5

Important Information About the Funds (Cont.)

The Trustees/Directors1 are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

On April 8, 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance and effective dates, with some requirements requiring compliance starting August 1, 2020 and others requiring compliance as late as February 1, 2023.

6	PIMCO CLOSED-END FUNDS

[1]	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

PCM Fund, Inc.

Symbol on NYSE - PCM

Allocation Breakdown as of June 30, 2020†§

Asset-Backed Securities	40.7%

Non-Agency Mortgage-Backed Securities	23.1%

Corporate Bonds & Notes	16.1%

U.S. Government Agencies	8.2%

Loan Participations and Assignments	6.6%

Preferred Securities	1.2%

Common Stocks	1.2%

Real Estate Investment Trusts	1.2%

Short-Term Instruments	1.1%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2020)(1)

Market Price	$9.42

NAV	$8.46

Premium/(Discount) to NAV	11.35%

Market Price Distribution Rate(2)	10.19%

NAV Distribution Rate(2)	11.35%

Total Effective Leverage(3)	46.06%

Average Annual Total Return(1) for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	(8.33)%	9.62%	10.33%	8.51%
NAV	(8.10)%	6.26%	10.14%	8.64%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PCM Fund, Inc.’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund. The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding*” shares of the Fund. There have not been any material changes to the Fund’s investment objectives during the most recent fiscal year.

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

*

References herein to “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate positioning contributed to absolute performance, as rates declined.

»	Exposure to investment grade corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to bank loans detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to high yield corporate credit detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to U.S. commercial real estate credit detracted from absolute performance, as spreads widened.

ANNUAL REPORT	JUNE 30, 2020	7

PIMCO Global StocksPLUS® & Income Fund

Symbol on NYSE - PGP

Allocation Breakdown as of June 30, 2020†§

U.S. Government Agencies	30.8%

Corporate Bonds & Notes	23.8%

Non-Agency Mortgage-Backed Securities	15.5%

Short-Term Instruments	8.6%

Asset-Backed Securities	8.5%

Loan Participations and Assignments	5.0%

Sovereign Issues	2.2%

Preferred Securities	2.1%

Municipal Bonds & Notes	1.3%

Common Stocks	1.1%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2020)(1)

Market Price	$8.19

NAV	$7.46

Premium/(Discount) to NAV	9.79%

Market Price Distribution Rate(2)	10.11%

NAV Distribution Rate(2)	11.10%

Total Effective Leverage(3)	35.76%

Average Annual Total Return(1) for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	(26.51)%	(3.08)%	2.86%	6.06%
NAV	(14.42)%	5.18%	12.69%	10.16%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Global StocksPLUS® & Income Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding*” shares of the Fund. There have not been any material changes to the Fund’s investment objective during the most recent fiscal year.

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

*

References herein to “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to Agency mortgage-backed securities contributed to absolute performance, as the asset class posted positive returns.

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute performance, as the S&P 500 Index returned 7.51%

»	Exposure to investment grade corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index detracted from absolute performance, as the MSCI EAFE Index returned -5.13%.

»	Exposure to high yield corporate credit detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to select emerging market debt including Argentinian debt detracted from absolute performance, as the asset class posted negative returns.

8	PIMCO CLOSED-END FUNDS

PIMCO Income Opportunity Fund

Symbol on NYSE - PKO

Allocation Breakdown as of June 30, 2020†§

Corporate Bonds & Notes	39.3%

Non-Agency Mortgage-Backed Securities	18.2%

Asset-Backed Securities	16.1%

Loan Participations and Assignments	12.9%

Sovereign Issues	4.1%

Short-Term Instruments	2.9%

Preferred Securities	2.1%

U.S. Government Agencies	2.0%

Other	2.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2020)(1)

Market Price	$22.56

NAV	$21.09

Premium/(Discount) to NAV	6.97%

Market Price Distribution Rate(2)	10.11%

NAV Distribution Rate(2)	10.81%

Total Effective Leverage(3)	44.30%

Average Annual Total Return(1) for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (11/30/07)
Market Price	(7.88)%	9.68%	10.88%	10.77%
NAV	(5.59)%	6.76%	10.40%	10.64%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Opportunity Fund’s investment objective is to seek current income as a primary focus and also capital appreciation. The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding*” shares of the Fund. There have not been any material changes to the Fund’s investment objective during the most recent fiscal year.

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

*

References herein to “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Issuance of additional shares through at-the-market offerings at a premium to net asset value contributed to absolute performance.

»	Exposure to investment grade corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	U.S. interest rate positioning contributed to absolute performance, as interest rates declined.

»	Exposure to bank loans detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to high yield corporate credit detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to select emerging market debt including Argentinian debt detracted from absolute performance, as the asset class posted negative returns.

ANNUAL REPORT	JUNE 30, 2020	9

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Allocation Breakdown as of June 30, 2020†§

U.S. Government Agencies	65.6%

Corporate Bonds & Notes	13.0%

Non-Agency Mortgage-Backed Securities	9.3%

Asset-Backed Securities	4.8%

Loan Participations and Assignments	3.6%

Preferred Securities	1.1%

Short-Term Instruments	1.0%

Others	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2020)(1)

Market Price	$6.37

NAV	$5.94

Premium/(Discount) to NAV	7.24%

Market Price Distribution Rate(2)	9.61%

NAV Distribution Rate(2)	10.30%

Total Effective Leverage(3)	40.49%

Average Annual Total Return(1) for the period ended June 30, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	(27.94)%	3.73%	6.25%	7.73%
NAV	(6.79)%	4.42%	8.05%	7.99%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The primary investment objective of PIMCO Strategic Income Fund, Inc. is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective. The Fund’s investment objectives are considered non-fundamental and may be changed by the Board without shareholder approval. There have not been any material changes to the Fund’s investment objectives during the most recent fiscal year.

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to Agency mortgage-backed securities contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to investment grade corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Interest rate hedges detracted from absolute performance, as rates declined.

»	Exposure to bank loans detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to select emerging market debt including Argentinian debt detracted from absolute performance, as the asset class posted negative returns.

10	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Credit and Mortgage Income Fund

Symbol on NYSE - PCI

Allocation Breakdown as of June 30, 2020†§

Asset-Backed Securities	35.3%

Non-Agency Mortgage-Backed Securities	22.3%

Corporate Bonds & Notes	21.0%

Short-Term Instruments	6.9%

Loan Participations and Assignments	5.9%

U.S. Government Agencies	2.8%

Preferred Securities	1.9%

Sovereign Issues	1.6%

Common Stocks	1.3%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2020)(1)

Market Price	$18.43

NAV	$18.13

Premium/(Discount) to NAV	1.65%

Market Price Distribution Rate(2)	11.33%

NAV Distribution Rate(2)	11.52%

Total Effective Leverage(3)	45.05%

Average Annual Total Return(1) for the period ended June 30, 2020

	1 Year	5 Year	Commencement of Operations (01/31/13)
Market Price	(13.22)%	9.56%	6.64%
NAV	(13.43)%	5.96%	6.61%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Credit and Mortgage Income Fund’s primary investment objective is to seek current income and capital appreciation as a secondary objective. The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding*” shares of the Fund. There have not been any material changes to the Fund’s investment objectives during the most recent fiscal year.

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

*

References herein to “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to investment grade corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	U.S. interest rate positioning contributed to absolute performance, as interest rates declined.

»	Select exposure to non-Agency residential mortgage-backed securities contributed to absolute performance, as certain segments of the market posted positive returns.

»	Exposure to bank loans detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to high yield corporate credit detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to select emerging market debt including Argentinian debt detracted from absolute performance, as the asset class posted negative returns.

ANNUAL REPORT	JUNE 30, 2020	11

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Allocation Breakdown as of June 30, 2020†§

Non-Agency Mortgage-Backed Securities	31.3%

Asset-Backed Securities	26.3%

Corporate Bonds & Notes	22.8%

Loan Participations and Assignments	7.5%

Short-Term Instruments	5.1%

Sovereign Issues	2.4%

U.S. Government Agencies	2.1%

Other	2.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2020)(1)

Market Price	$24.72

NAV	$22.56

Premium/(Discount) to NAV	9.57%

Market Price Distribution Rate(2)	10.70%

NAV Distribution Rate(2)	11.73%

Total Effective Leverage(3)	43.80%

Average Annual Total Return(1) for the period ended June 30, 2020

	1 Year	5 Year	Commencement of Operations (05/30/12)
Market Price	(14.18)%	9.93%	12.76%
NAV	(10.14)%	6.83%	12.49%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, and capital appreciation is a secondary objective. The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding*” shares of the Fund. There have not been any material changes to the Fund’s investment objectives during the most recent fiscal year.

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

*

References herein to “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Issuance of additional shares through at-the-market offerings at a premium to net asset value contributed to absolute performance.

»	Exposure to investment grade corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to bank loans detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to high yield corporate credit detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to select emerging market debt including Argentinian debt detracted from absolute performance, as the select emerging market debt posted negative returns.

12	PIMCO CLOSED-END FUNDS

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ANNUAL REPORT	JUNE 30, 2020	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PCM Fund, Inc.

06/30/2020	$10.19	$0.86	$(1.62)	$(0.76)	$(0.95)	$0.00	$(0.01)	$(0.96)

06/30/2019	10.23	0.69	0.23	0.92	(0.96)	0.00	0.00	(0.96)

06/30/2018	10.15	0.88	0.18	1.06	(0.98)	0.00	0.00	(0.98)

06/30/2017	9.71	0.98	0.92	1.90	(1.46)	0.00	0.00	(1.46)

06/30/2016	10.68	1.22	(1.23)	(0.01)	(0.96)	0.00	0.00	(0.96)

PIMCO Global StocksPLUS® & Income Fund

06/30/2020	$9.89	$1.10	$(2.42)	$(1.32)	$(0.85)	$0.00	$(0.25)	$(1.10)

06/30/2019	10.50	1.11	(0.34)	0.77	(1.20)	0.00	(0.18)	(1.38)

06/30/2018	11.18	1.09	(0.16)	0.93	(1.43)	0.00	(0.18)	(1.61)

06/30/2017	9.76	1.15	2.14	3.29	(1.67)	0.00	(0.20)	(1.87)

06/30/2016	12.88	1.15	(2.07)	(0.92)	(2.02)	0.00	(0.18)	(2.20)

PIMCO Income Opportunity Fund

06/30/2020	$24.83	$2.26	$(3.87)	$(1.61)	$(2.28)	$(0.16)	$0.00	$(2.44)

06/30/2019	25.06	1.99	0.28	2.27	(2.65)	0.00	0.00	(2.65)

06/30/2018	25.17	2.18	(0.01)	2.17	(2.28)	0.00	0.00	(2.28)

06/30/2017	22.59	2.28	2.92	5.20	(2.56)	0.00	(0.06)	(2.62)

06/30/2016	25.94	2.33	(2.89)	(0.56)	(2.28)	(0.51)	0.00	(2.79)

PIMCO Strategic Income Fund, Inc.

06/30/2020	$7.12	$0.74	$(1.20)	$(0.46)	$(0.49)	$0.00	$(0.23)	$(0.72)

06/30/2019	7.32	0.60	0.03	0.63	(0.61)	0.00	(0.22)	(0.83)

06/30/2018(f)	7.75	0.77	(0.34)	0.43	(0.86)	0.00	0.00	(0.86)

06/30/2017(f)	7.89	0.70	0.08	0.78	(0.80)	0.00	(0.12)	(0.92)

06/30/2016(f)	8.58	0.76	(0.45)	0.31	(1.00)	0.00	0.00	(1.00)

PIMCO Dynamic Credit and Mortgage Income Fund (Consolidated)

06/30/2020	$23.58	$2.11	$(5.06)	$(2.95)	$(2.39)	$0.00	$(0.15)	$(2.54)

06/30/2019	23.74	1.88	0.28	2.16	(2.32)	0.00	0.00	(2.32)

06/30/2018	22.91	1.95	0.85	2.80	(1.97)	0.00	0.00	(1.97)

06/30/2017	20.43	1.62	3.46	5.08	(2.60)	0.00	0.00	(2.60)

06/30/2016	23.00	2.01	(2.40)	(0.39)	(2.18)	0.00	0.00	(2.18)

PIMCO Dynamic Income Fund (Consolidated)

06/30/2020	$28.29	$2.92	$(5.80)	$(2.88)	$(3.07)	$0.00	$0.00	$(3.07)

06/30/2019	28.98	2.73	(0.37)	2.36	(3.15)	0.00	0.00	(3.15)

06/30/2018	28.32	2.95	0.18	3.13	(2.65)	0.00	0.00	(2.65)

06/30/2017	26.56	2.60	3.18	5.78	(4.10)	0.00	0.00	(4.10)

06/30/2016	31.38	3.87	(3.45)	0.42	(4.25)	(0.99)	0.00	(5.24)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)

Ratio includes interest expense primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)	See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information regarding certain prior year values.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

				Common Share			Ratios/Supplemental Data
									Ratios to Average Net Assets Applicable to Common Shareholders
Increase resulting from at-the-market offering		Offering Cost Charged to Paid in Capital		Net Asset Value End of Year(a)	Market Price End of Year	Total Investment Return(d)	Net Assets Applicable to Common Shareholders End of Year (000s)	Expenses(e)	Expenses Excluding Waivers(e)	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$	N/A	$	N/A	$8.47	$9.42	(8.33)%	$98,539	3.39%	3.39%	1.54%	1.54%	9.09%	15%

	N/A		N/A	10.19	11.32	8.26	118,181	3.35	3.35	1.41	1.41	6.89	8

	N/A		N/A	10.23	11.45	11.48	118,512	3.06	3.06	1.43	1.43	8.55	9

	N/A		N/A	10.15	11.23	33.80	117,402	3.05	3.05	1.54	1.54	9.81	13

	N/A		N/A	9.71	9.72	6.91	112,099	2.69	2.69	1.58	1.58	12.25	12

$	N/A	$	N/A	$7.47	$8.19	(26.51)%	$82,109	2.78%	2.78%	1.65%	1.65%	12.56%	395%

	N/A		N/A	9.89	12.47	(7.41)	107,562	2.64	2.64	1.53	1.53	11.37	381

	N/A		N/A	10.50	14.98	(8.96)	113,204	2.36	2.36	1.48	1.48	9.84	63

	N/A		N/A	11.18	18.40	5.06	119,538	3.20	3.20	1.88	1.88	11.09	25

	N/A		N/A	9.76	19.53	31.38	103,627	2.75	2.75	1.82	1.82	10.56	26

	$0.34		$(0.00)	$21.12	$22.56	(7.88)%	$401,790	2.73%	2.73%	1.62%	1.62%	9.85%	20%

	0.15		(0.00)	24.83	27.11	10.30	410,077	2.92	2.92	1.55	1.55	8.13	18

	N/A		N/A	25.06	27.31	11.13	379,378	2.99	2.99	1.64	1.64	8.58	17

	N/A		N/A	25.17	26.85	30.30	378,706	2.94	2.94	1.72	1.72	9.57	28

	N/A		N/A	22.59	23.00	7.87	338,292	2.63	2.63	1.73	1.73	9.99	16

$	N/A	$	N/A	$5.94	$6.37	(27.94)%	$261,163	2.61%	2.61%	0.98%	0.98%	11.28%	679%

	N/A		N/A	7.12	9.71	9.57	309,287	3.20	3.20	0.97	0.97	8.52	655

	N/A		N/A	7.32	9.68	4.59	314,540	1.85	1.85	0.97	0.97	10.12	5

	N/A		N/A	7.75	10.19	17.12	329,673	1.52	1.52	0.97	0.97	8.94	8

	N/A		N/A	7.89	9.61	24.14	332,051	1.27	1.27	0.96	0.96	9.43	39

	$0.07		$0.00	$18.16	$18.43	(13.22)%	$2,630,705	4.18%	4.18%	2.14%	2.14%	9.97%	26%

	N/A		N/A	23.58	23.89	12.21	3,244,970	4.63	4.63	2.11	2.11	8.11	13

	N/A		N/A	23.74	23.57	15.03	3,257,195	4.20	4.20	2.10	2.10	8.30	22

	N/A		N/A	22.91	22.32	32.10	3,144,154	3.80	3.80	2.09	2.09	7.41	32

	N/A		N/A	20.43	19.13	6.69	2,804,003	3.20	3.20	2.03	2.03	9.63	26

	$0.25		$0.00	$22.59	$24.72	(14.18)%	$1,375,107	3.72%	3.72%	1.99%	1.99%	11.44%	21%

	0.10		(0.00)	28.29	32.15	12.03	1,603,368	3.96	3.96	1.89	1.89	9.70	12

	0.18		(0.00)	28.98	31.87	15.54	1,575,523	4.07	4.07	2.01	2.01	10.26	9

	0.08		0.00	28.32	30.18	27.07	1,372,674	4.08	4.08	2.14	2.14	9.58	20

	N/A		N/A	26.56	27.57	13.75	1,222,499	3.60	3.60	2.12	2.12	13.67	13

ANNUAL REPORT	JUNE 30, 2020	15

Statements of Assets and Liabilities

June 30, 2020

(Amounts in thousands†, except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Assets:

Investments, at value
Investments in securities*	$183,099	$155,868	$693,538	$817,674
Financial Derivative Instruments
Exchange-traded or centrally cleared	48	964	103	274
Over the counter	0	1,449	424	95
Cash	24	845	55	3,536
Deposits with counterparty	1,514	3,309	8,001	6,271
Foreign currency, at value	0	404	1,320	1,697
Receivable for investments sold	4,427	10,848	34,432	13,634
Receivable for TBA investments sold	9,737	37,697	9,193	515,671
Interest and/or dividends receivable	1,210	1,115	6,574	3,512
Other assets	11	2	284	2
Total Assets	200,070	212,501	753,924	1,362,366

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$79,038	$42,895	$300,519	$177,403
Payable for short sales	2,411	1,051	526	526
Financial Derivative Instruments
Exchange-traded or centrally cleared	25	853	221	209
Over the counter	436	1,411	2,298	565
Payable for investments purchased	1,921	3,672	20,441	5,314
Payable for unfunded loan commitments	205	1,232	865	513
Payable for TBA investments purchased	15,629	76,432	14,036	912,996
Deposits from counterparty	800	1,980	9,036	1,213
Distributions payable to common shareholders	930	758	3,595	2,241
Accrued management fees	129	101	570	204
Other liabilities	7	7	27	19
Total Liabilities	101,531	130,392	352,134	1,101,203

Net Assets Applicable to Common Shareholders	$98,539	$82,109	$401,790	$261,163

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$12	$0	$0	$0
Paid in capital in excess of par	111,212	132,780	448,110	344,362
Distributable earnings (accumulated loss)	(12,685)	(50,671)	(46,320)	(83,199)

Net Assets Applicable to Common Shareholders	$98,539	$82,109	$401,790	$261,163

Common Shares Outstanding	11,628	10,990	19,026	43,936

Net Asset Value Per Common Share(a)	$8.47	$7.47	$21.12	$5.94

Cost of investments in securities	$190,610	$173,468	$737,484	$850,842
Cost of foreign currency held	$0	$393	$1,294	$1,630
Proceeds received on short sales	$2,406	$1,049	$525	$525
Cost or premiums of financial derivative instruments, net	$455	$(986)	$(5,579)	$4,492

* Includes repurchase agreements of:	$1,547	$3,459	$15,454	$7,600

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.001 per share), ($0.00001 per share), ($0.00001 per share), ($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities

June 30, 2020

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Assets:

Investments, at value
Investments in securities*	$4,853,330	$2,352,124
Investments in Affiliates	301	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	990	1,128
Over the counter	1,178	1,088
Cash	7,043	32,554
Deposits with counterparty	44,772	21,574
Foreign currency, at value	4,238	2,590
Receivable for investments sold	130,798	93,625
Receivable for TBA investments sold	49,224	0
Interest and/or dividends receivable	35,421	18,377
Other assets	413	529
Total Assets	5,127,708	2,523,589

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,134,868	$1,039,779
Payable for short sales	8,085	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,527	914
Over the counter	7,463	10,040
Payable for investments purchased	178,885	47,911
Payable for unfunded loan commitments	8,769	2,899
Payable for TBA investments purchased	76,168	0
Deposits from counterparty	51,472	31,238
Distributions payable to common shareholders	25,174	13,404
Accrued management fees	4,395	2,200
Other liabilities	197	97
Total Liabilities	2,497,003	1,148,482

Net Assets Applicable to Common Shareholders	$2,630,705	$1,375,107

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$1	$1
Paid in capital in excess of par	3,425,148	1,544,891
Distributable earnings (accumulated loss)	(794,444)	(169,785)

Net Assets Applicable to Common Shareholders	$2,630,705	$1,375,107

Common Shares Outstanding	144,875	60,860

Net Asset Value Per Common Share(a)	$18.16	$22.59

Cost of investments in securities	$5,237,544	$2,463,321
Cost of investments in Affiliates	$7,639	$0
Cost of foreign currency held	$4,191	$2,544
Proceeds received on short sales	$8,071	$0
Cost or premiums of financial derivative instruments, net	$(5,896)	$(17,679)

* Includes repurchase agreements of:	$296,898	$102,683

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	JUNE 30, 2020	17

Statements of Operations

Year Ended June 30, 2020
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:

Interest, net of foreign taxes*	$13,461	$14,404	$50,541	$39,035
Dividends	241	319	1,042	530
Total Income	13,702	14,723	51,583	39,565

Expenses:

Management fees	1,667	1,564	6,558	2,723
Trustee fees and related expenses	14	12	53	37
Interest expense	2,034	1,087	4,564	4,634
Miscellaneous expense	14	11	37	22
Total Expenses	3,729	2,674	11,212	7,416

Net Investment Income (Loss)	9,973	12,049	40,371	32,149

Net Realized Gain (Loss):

Investments in securities	(1,817)	(1,924)	(1,447)	16,866
Exchange-traded or centrally cleared financial derivative instruments	(2,651)	(4,783)	(14,621)	(29,043)
Over the counter financial derivative instruments	168	(2,892)	1,681	3,699
Short sales	(10)	0	0	(22)
Foreign currency	0	(501)	(695)	(1,392)

Net Realized Gain (Loss)	(4,310)	(10,100)	(15,082)	(9,892)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(17,445)	(17,795)	(72,258)	(46,647)
Exchange-traded or centrally cleared financial derivative instruments	3,207	2,888	17,516	4,948
Over the counter financial derivative instruments	(224)	(1,492)	(916)	(1,313)
Foreign currency assets and liabilities	0	(66)	142	360

Net Change in Unrealized Appreciation (Depreciation)	(14,462)	(16,465)	(55,516)	(42,652)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,799)	$(14,516)	$(30,227)	$(20,395)

* Foreign tax withholdings	$0	$0	$0	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Year Ended June 30, 2020
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Investment Income:

Interest	$413,128	$221,438
Dividends	7,214	3,028
Total Income	420,342	224,466

Expenses:

Management fees	63,064	29,127
Trustee fees and related expenses	405	197
Interest expense	60,506	25,554
Miscellaneous expense	248	144
Total Expenses	124,223	55,022

Net Investment Income (Loss)	296,119	169,444

Net Realized Gain (Loss):

Investments in securities	(142,097)	(12,634)
Exchange-traded or centrally cleared financial derivative instruments	(114,186)	(64,664)
Over the counter financial derivative instruments	9,737	8,405
Short sales	0	(1)
Foreign currency	(15,190)	(3,522)

Net Realized Gain (Loss)	(261,736)	(72,416)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(557,399)	(305,887)
Investments in Affiliates	(8,260)	0
Exchange-traded or centrally cleared financial derivative instruments	110,344	44,528
Over the counter financial derivative instruments	(2,663)	(6,476)
Foreign currency assets and liabilities	2,548	(280)

Net Change in Unrealized Appreciation (Depreciation)	(455,430)	(268,115)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(421,047)	$(171,087)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2020	19

Statements of Changes in Net Assets

	PCM Fund, Inc.		PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands†)	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$9,973	$7,998	$12,049	$12,052
Net realized gain (loss)	(4,310)	924	(10,100)	(2,142)
Net change in unrealized appreciation (depreciation)	(14,462)	1,682	(16,465)	(1,921)

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,799)	10,604	(14,516)	7,989

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(11,065)	(11,126)	(9,331)	(12,972)
Tax basis return of capital	(84)	0	(2,722)	(1,969)

Total Distributions to Common Shareholders(a)	(11,149)	(11,126)	(12,053)	(14,941)

Common Share Transactions*:

Net proceeds from at-the-market offering	0	0	0	0
At-the-market offering costs	0	0	0	0
Issued as reinvestment of distributions	306	191	1,116	1,310

Net increase (decrease) resulting from common share transactions	306	191	1,116	1,310

Total increase (decrease) in net assets applicable to common shareholders	(19,642)	(331)	(25,453)	(5,642)

Net Assets Applicable to Common Shareholders:

Beginning of year	118,181	118,512	107,562	113,204
End of year	$98,539	$118,181	$82,109	$107,562

* Common Share Transactions:

Shares sold	0	0	0	0
Shares issued as reinvestment of distributions	30	18	111	100
Net increase (decrease) in common shares outstanding	30	18	111	100

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Income Opportunity Fund		PIMCO Strategic Income Fund, Inc.

Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019

$40,371	$31,333	$32,149	$26,023
(15,082)	14,169	(9,892)	(18,762)
(55,516)	(9,270)	(42,652)	19,148

(30,227)	36,232	(20,395)	26,409

(43,598)	(41,656)	(21,580)	(26,420)
0	0	(10,058)	(9,531)

(43,598)	(41,656)	(31,638)	(35,951)

62,012	33,003	0	0
(49)	(21)	0	0
3,575	3,141	3,909	4,289

65,538	36,123	3,909	4,289

(8,287)	30,699	(48,124)	(5,253)

410,077	379,378	309,287	314,540
$401,790	$410,077	$261,163	$309,287

2,364	1,250	0	0
147	125	492	458
2,511	1,375	492	458

ANNUAL REPORT	JUNE 30, 2020	21

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Credit and Mortgage Income Fund		PIMCO Dynamic Income Fund

(Amounts in thousands†)	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$296,119	$258,622	$169,444	$153,563
Net realized gain (loss)	(261,736)	83,423	(72,416)	40,430
Net change in unrealized appreciation (depreciation)	(455,430)	(44,936)	(268,115)	(62,612)

Net Increase (Decrease) in Net Assets Resulting from Operations	(421,047)	297,109	(171,087)	131,381

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(334,731)	(318,577)	(177,934)	(176,938)
Tax basis return of capital	(20,510)	0	0	0

Total Distributions to Common Shareholders(a)	(355,241)	(318,577)	(177,934)	(176,938)

Common Share Transactions*:

Net proceeds from at-the-market offering	128,637	0	98,000	54,997
At-the-market offering costs	64	0	59	(39)
Issued as reinvestment of distributions	33,322	9,243	22,701	18,444

Net increase (decrease) resulting from common share transactions	162,023	9,243	120,760	73,402

Total increase (decrease) in net assets applicable to common shareholders	(614,265)	(12,225)	(228,261)	27,845

Net Assets Applicable to Common Shareholders:

Beginning of year	3,244,970	3,257,195	1,603,368	1,575,523
End of year	$2,630,705	$3,244,970	$1,375,107	$1,603,368

* Common Share Transactions:

Shares sold	5,769	0	3,383	1,702
Shares issued as reinvestment of distributions	1,487	398	801	613
Net increase (decrease) in common shares outstanding	7,256	398	4,184	2,315

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended June 30, 2020
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(8,799)	$(14,516)	$(30,227)	$(20,395)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(61,851)	(627,292)	(330,375)	(6,119,051)

Proceeds from sales of long-term securities	43,768	643,414	172,569	6,292,083

(Purchases) Proceeds from sales of short-term portfolio investments, net	7,941	1,760	5,459	217

(Increase) decrease in deposits with counterparty	(317)	1,650	(2,017)	5,318

(Increase) decrease in receivable for investments sold	(14,149)	21,800	(41,458)	(39,472)

(Increase) decrease in interest and/or dividends receivable	(175)	834	87	1,137

Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	529	(2,118)	2,964	(23,698)

Proceeds from (Payments on) over the counter financial derivative instruments	(4)	(2,989)	947	3,704

(Increase) decrease in other assets	0	0	(112)	0

Increase (decrease) in payable for investments purchased	15,607	(27,090)	23,444	(81,841)

Increase (decrease) in payable for unfunded loan commitments	(313)	2	865	513

Increase (decrease) in deposits from counterparty	735	(895)	7,616	(1,850)

Increase (decrease) in accrued management fees	(1)	(33)	83	(21)

Proceeds from (Payments on) short sales transactions, net	2,396	1,049	525	503

Proceeds from (Payments on) foreign currency transactions	0	(493)	(381)	(1,092)

Increase (decrease) in other liabilities	(1)	0	2	(3)
Net Realized (Gain) Loss
Investments in securities	1,817	1,924	1,447	(16,866)
Exchange-traded or centrally cleared financial derivative instruments	2,651	4,783	14,621	29,043
Over the counter financial derivative instruments	(168)	2,892	(1,681)	(3,699)
Short sales	10	0	0	22
Foreign currency	0	501	695	1,392
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	17,445	17,795	72,258	46,647
Exchange-traded or centrally cleared financial derivative instruments	(3,207)	(2,888)	(17,516)	(4,948)
Over the counter financial derivative instruments	224	1,492	916	1,313
Foreign currency assets and liabilities	0	66	(142)	(360)
Net amortization (accretion) on investments	(592)	(588)	(5,324)	5,673

Net Cash Provided by (Used for) Operating Activities	3,546	21,060	(124,735)	74,269

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	0	0	62,106	0
Net at-the-market offering cost	0	0	(49)	0
Increase (decrease) in overdraft due to custodian	0	(513)	0	0
Cash distributions paid to common shareholders*	(10,841)	(11,201)	(39,552)	(28,147)
Proceeds from reverse repurchase agreements	468,919	322,887	1,532,086	1,938,496
Payments on reverse repurchase agreements	(461,601)	(331,467)	(1,430,741)	(1,981,993)

Net Cash Received from (Used for) Financing Activities	(3,523)	(20,294)	123,850	(71,644)

Net Increase (Decrease) in Cash and Foreign Currency	23	766	(885)	2,625

Cash and Foreign Currency:

Beginning of year	1	483	2,260	2,608
End of year	$24	$1,249	$1,375	$5,233

*Reinvestment of distributions	$306	$1,116	$3,575	$3,909

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$2,325	$1,251	$4,986	$5,428
Non Cash Payment in Kind	$165	$190	$157	$61

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2020	23

Consolidated Statements of Cash Flows

Year Ended June 30, 2020
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(421,047)	$(171,087)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,387,147)	(651,501)
Proceeds from sales of long-term securities	2,028,268	747,866
(Purchases) Proceeds from sales of short-term portfolio investments, net	(205,956)	(60,623)
(Increase) decrease in deposits with counterparty	20,950	7,050
(Increase) decrease in receivable for investments sold	(167,836)	(91,024)
(Increase) decrease in interest and/or dividends receivable	19,201	6,230
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(3,514)	(19,676)
Proceeds from (Payments on) over the counter financial derivative instruments	7,896	2,585
(Increase) decrease in other assets	(404)	(324)
Increase (decrease) in payable for investments purchased	178,879	(96)
Increase (decrease) in payable for unfunded loan commitments	8,769	2,899
Increase (decrease) in deposits from counterparty	41,151	25,661
Increase (decrease) in accrued management fees	(861)	(144)
Proceeds from (Payments on) short sales transactions, net	8,071	(1)
Proceeds from (Payments on) foreign currency transactions	(11,983)	(2,686)
Increase (decrease) in other liabilities	(17)	(9)
Net Realized (Gain) Loss
Investments in securities	142,097	12,634
Exchange-traded or centrally cleared financial derivative instruments	114,186	64,664
Over the counter financial derivative instruments	(9,737)	(8,405)
Short sales	0	1
Foreign currency	15,190	3,522
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	557,399	305,887
Investments in Affiliates	8,260	0
Exchange-traded or centrally cleared financial derivative instruments	(110,344)	(44,528)
Over the counter financial derivative instruments	2,663	6,476
Foreign currency assets and liabilities	(2,548)	280
Net amortization (accretion) on investments	(53,154)	(25,583)

Net Cash Provided by (Used for) Operating Activities	778,432	110,068

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	128,637	98,000
Net at-the-market offering cost	64	59
Increase (decrease) in overdraft due to custodian	0	(130)
Cash distributions paid to common shareholders*	(319,323)	(154,326)
Proceeds from reverse repurchase agreements	15,721,188	5,967,378
Payments on reverse repurchase agreements	(16,301,581)	(5,989,402)

Net Cash Received from (Used for) Financing Activities	(771,015)	(78,421)

Net Increase (Decrease) in Cash and Foreign Currency	7,417	31,647

Cash and Foreign Currency:

Beginning of year	3,864	3,497
End of year	$11,281	$35,144

*Reinvestment of distributions	$33,322	$22,701

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$68,674	$27,917
Non Cash Payment in Kind	$5,022	$366

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO PCM Fund, Inc.

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 185.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 12.3%

Ancestry.com Operations, Inc.
5.250% (LIBOR03M + 4.250%) due 08/27/2026 ~	$99	$94

Clear Channel Outdoor Holdings, Inc.
4.260% (LIBOR03M + 3.500%) due 08/21/2026 ~	99	91

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	658	584

Elanco Animal Health, Inc.
TBD% due 02/04/2027	23	22

Emerald TopCo, Inc.
4.260% (LIBOR03M + 3.500%) due 07/24/2026 ~	6	6

Encina Private Credit LLC
4.514% (LIBOR03M + 3.514%) due 11/30/2025 «~	1,620	1,620

Envision Healthcare Corp.
3.928% (LIBOR03M + 3.750%) due 10/10/2025 ~	177	119

EyeCare Partners LLC
TBD% due 02/18/2027 µ	2	2
4.058% (LIBOR03M + 3.750%) due 02/05/2027 ~	10	8

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 «~(c)	571	511

Froneri International PLC
2.428% (LIBOR03M + 2.250%) due 01/29/2027 ~	26	25

Frontier Communications Corp.
5.350% - 6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~	786	769

Ingersoll Rand Co. Ltd.
1.928% (LIBOR03M + 1.750%) due 03/01/2027 ~	9	9

Innophos, Inc.
3.928% (LIBOR03M + 3.750%) due 02/04/2027 «~	5	5

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	167	155

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~	5	5

McDermott Technology Americas, Inc.
3.178% (LIBOR03M + 3.000%) due 6/30/2025 «~	130	120
4.178% (LIBOR03M + 4.000%) due 06/30/2025 «~	185	166

MH Sub LLC
4.572% (LIBOR03M + 3.750%) due 09/13/2024 ~	20	19

Nascar Holdings, Inc.
2.930% (LIBOR03M + 2.750%) due 10/19/2026 ~	13	13

NCI Building Systems, Inc.
3.941% (LIBOR03M + 3.750%) due 04/12/2025 ~	109	104

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «	150	153
TBD% - 2.000% due 10/25/2023 ^(d)	3,452	900
14.000% (LIBOR03M + 12.750%) due 10/07/2020 «~µ	914	936

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(d)	106	115

Parexel International Corp.
2.928% (LIBOR03M + 2.750%) due 09/27/2024 ~	100	95

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~	93	92

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PUG LLC
3.678% (LIBOR03M + 3.500%) due 02/12/2027 «~	$6	$5

Refinitiv U.S. Holdings, Inc.
3.428% (LIBOR03M + 3.250%) due 10/01/2025 ~	219	214

Sequa Mezzanine Holdings LLC
10.000% (LIBOR03M + 9.000%) due 04/28/2022 «~	800	584

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	23	22

Starfruit Finco BV
3.188% (LIBOR03M + 3.000%) due 10/01/2025 ~	96	91

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~	1,408	1,011

U.S. Renal Care, Inc.
5.178% (LIBOR03M + 5.000%) due 06/26/2026 ~	84	81

Univision Communications, Inc.
2.928% - 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	2,329	2,164

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~	159	158

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(c)	650	422

Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~	626	390
8.250% (PRIME + 5.000%) due 03/29/2021 «~	400	252

Total Loan Participations and Assignments (Cost $15,943)		12,132

CORPORATE BONDS & NOTES 30.0%

BANKING & FINANCE 9.0%

CBL & Associates LP
4.600% due 10/15/2024 ^(d)(k)	190	55
5.950% due 12/15/2026 ^(d)(k)	1,621	471

CIT Group, Inc.
5.000% due 08/15/2022 (k)	300	307

Equitable Holdings, Inc.
5.000% due 04/20/2048	2	2

ESH Hospitality, Inc.
4.625% due 10/01/2027	13	12

Ford Motor Credit Co. LLC
4.527% (US0003M + 3.140%) due 01/07/2022 ~(k)	280	269

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (k)	76	69
6.750% due 03/15/2022 (k)	104	100

Hunt Cos., Inc.
6.250% due 02/15/2026	6	5

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	14	14

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027	7	6

Navient Corp.
5.625% due 01/25/2025	51	45
6.125% due 03/25/2024 (k)	102	97
6.500% due 06/15/2022 (k)	200	197
7.250% due 01/25/2022 (k)	300	301
7.250% due 09/25/2023	24	24

Newmark Group, Inc.
6.125% due 11/15/2023	20	20

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	7	7

Piper Jaffray Cos.
4.740% due 10/15/2021	200	196
5.200% due 10/15/2023	900	880

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sabra Health Care LP
4.800% due 06/01/2024	$32	$32

Springleaf Finance Corp.
5.625% due 03/15/2023 (k)	771	782
6.125% due 03/15/2024	24	24
6.875% due 03/15/2025 (k)	1,025	1,054

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (f)	194	63

Uniti Group LP
7.875% due 02/15/2025 (k)	2,420	2,460

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (k)	1,842	1,351

		8,843

INDUSTRIALS 14.7%

Albertsons Cos., Inc.
3.500% due 02/15/2023	3	3
4.625% due 01/15/2027	2	2
4.875% due 02/15/2030	3	3

Arconic Corp.
6.125% due 02/15/2028	5	5

Associated Materials LLC
9.000% due 01/01/2024 (k)	1,996	1,719

Boeing Co.
4.508% due 05/01/2023	60	63
4.875% due 05/01/2025 (k)	82	89
5.040% due 05/01/2027 (k)	64	71
5.150% due 05/01/2030 (k)	123	138
5.705% due 05/01/2040 (k)	193	219
5.805% due 05/01/2050 (k)	129	153
5.930% due 05/01/2060 (k)	310	368

CCO Holdings LLC
4.500% due 08/15/2030	26	27
4.750% due 03/01/2030 (k)	36	37

Charter Communications Operating LLC
4.800% due 03/01/2050 (k)	41	47

Citrix Systems, Inc.
3.300% due 03/01/2030	22	24

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	29	27

Community Health Systems, Inc.
6.250% due 03/31/2023 (k)	2,356	2,224
6.625% due 02/15/2025 (k)	221	208
8.000% due 03/15/2026 (k)	78	74
8.625% due 01/15/2024 (k)	236	232

Corning, Inc.
5.450% due 11/15/2079	14	17

CVS Pass-Through Trust
5.880% due 01/10/2028 (k)	991	1,118

DAE Funding LLC
4.000% due 08/01/2020	2	2
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	22	21
5.250% due 11/15/2021 (k)	102	100
5.750% due 11/15/2023 (k)	100	96

Delta Air Lines, Inc.
7.375% due 01/15/2026 (k)	920	891

Diamond Resorts International, Inc.
7.750% due 09/01/2023	20	19
10.750% due 09/01/2024 (k)	246	222

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (k)	330	313

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (k)	400	433

Energy Transfer Operating LP
2.900% due 05/15/2025	5	5
3.750% due 05/15/2030	14	14
5.000% due 05/15/2050	14	13

Envision Healthcare Corp.
8.750% due 10/15/2026 (k)	382	183

Exela Intermediate LLC
10.000% due 07/15/2023	23	6

Fresh Market, Inc.
9.750% due 05/01/2023 (k)	350	305

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	25

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Full House Resorts, Inc.
8.575% due 01/31/2024	$100	$96
9.738% due 02/02/2024	8	8

General Electric Co.
5.875% due 01/14/2038	4	4
6.150% due 08/07/2037	2	2
6.875% due 01/10/2039	10	12

Griffon Corp.
5.750% due 03/01/2028	5	5

HCA, Inc.
3.500% due 09/01/2030	14	14

iHeartCommunications, Inc.
6.375% due 05/01/2026 (k)	233	231
8.375% due 05/01/2027	60	55

Innophos Holdings, Inc.
9.375% due 02/15/2028	23	23

Kraft Heinz Foods Co.
3.950% due 07/15/2025 (k)	63	67

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (k)	200	192

LifePoint Health, Inc.
4.375% due 02/15/2027	4	4

Mattel, Inc.
5.875% due 12/15/2027	5	5

Micron Technology, Inc.
5.327% due 02/06/2029	30	36

NCL Corp. Ltd.
3.625% due 12/15/2024	14	9

Netflix, Inc.
5.375% due 11/15/2029	12	13

Noble Holding International Ltd.
7.875% due 02/01/2026	45	12

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028	16	16
7.375% due 06/01/2025	7	7

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	21	22

Picasso Finance Sub, Inc.
6.125% due 06/15/2025	13	13

Prime Security Services Borrower LLC
6.250% due 01/15/2028	12	11

Radiology Partners, Inc.
9.250% due 02/01/2028	10	9

Staples, Inc.
7.500% due 04/15/2026	3	2

TEGNA, Inc.
4.625% due 03/15/2028	32	30

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)	328	363
5.750% due 09/30/2039 (k)	2,199	2,607

TransDigm, Inc.
5.500% due 11/15/2027	8	7

Transocean Guardian Ltd.
5.875% due 01/15/2024	8	7

Transocean Pontus Ltd.
6.125% due 08/01/2025	23	21

Transocean, Inc.
7.250% due 11/01/2025	51	29

Trident TPI Holdings, Inc.
9.250% due 08/01/2024	4	4

Triumph Group, Inc.
5.250% due 06/01/2022	4	3
6.250% due 09/15/2024	11	9

U.S. Renal Care, Inc.
10.625% due 07/15/2027	12	12

UAL Pass-Through Trust
6.636% due 01/02/2024 (k)	389	337

Univision Communications, Inc.
5.125% due 02/15/2025 (k)	438	414

ViaSat, Inc.
5.625% due 09/15/2025	18	17
5.625% due 04/15/2027	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Western Midstream Operating LP
2.161% (US0003M + 0.850%) due 01/13/2023 ~	$9	$8
5.250% due 02/01/2050	5	4

Wyndham Destinations, Inc.
3.900% due 03/01/2023	14	13
4.625% due 03/01/2030	5	5
5.750% due 04/01/2027 (k)	154	149

Zayo Group Holdings, Inc.
4.000% due 03/01/2027 (k)	56	53
6.125% due 03/01/2028	12	12

		14,477

UTILITIES 6.3%

CenturyLink, Inc.
4.000% due 02/15/2027	14	14

Edison International
5.750% due 06/15/2027	11	13

Frontier Communications Corp.
8.000% due 04/01/2027	24	24

Pacific Gas & Electric Co.
3.300% due 03/15/2027 ^(d)(k)	132	144
3.400% due 08/15/2024 ^(d)(k)	85	94
3.500% due 10/01/2020 ^(d)(k)	388	423
3.500% due 06/15/2025 ^(d)(k)	151	167
3.750% due 08/15/2042 ^(d)	2	2
3.850% due 11/15/2023 ^(d)(k)	14	16
4.000% due 12/01/2046 ^(d)	2	2
4.250% due 05/15/2021 ^(d)(k)	373	408
4.300% due 03/15/2045 ^(d)	24	27
4.500% due 12/15/2041 ^(d)	26	29
4.600% due 06/15/2043 ^(d)	9	10
4.750% due 02/15/2044 ^(d)(k)	157	185
5.125% due 11/15/2043 ^(d)(k)	244	288
5.400% due 01/15/2040 ^(d)	4	5
5.800% due 03/01/2037 ^(d)(k)	644	770
6.050% due 03/01/2034 ^(d)(k)	323	386
6.250% due 03/01/2039 ^(d)(k)	151	181
6.350% due 02/15/2038 ^(d)(k)	57	68

Pacific Gas and Electric Co.
4.650% due 08/01/2028	227	273

Southern California Edison Co.
3.650% due 03/01/2028	2	2
3.650% due 02/01/2050	5	5
4.125% due 03/01/2048	16	19
4.650% due 10/01/2043	30	37
4.875% due 03/01/2049	40	52
5.750% due 04/01/2035	2	3
6.000% due 01/15/2034	20	27
6.650% due 04/01/2029	13	16

Sprint Corp.
7.125% due 06/15/2024 (k)	158	179
7.250% due 09/15/2021 (k)	100	105
7.625% due 02/15/2025 (k)	394	455
7.625% due 03/01/2026 (k)	954	1,128
7.875% due 09/15/2023 (k)	527	594

Talen Energy Supply LLC
6.625% due 01/15/2028	4	4

Transocean Poseidon Ltd.
6.875% due 02/01/2027	20	17

		6,172

Total Corporate Bonds & Notes (Cost $30,384)		29,492

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024	28	46

Total Convertible Bonds & Notes (Cost $51)		46

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.7%

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$710	$716

Total Municipal Bonds & Notes (Cost $671)		716

U.S. GOVERNMENT AGENCIES 15.2%

Fannie Mae
3.835% due 02/25/2040 •	50	49
4.000% due 06/25/2050 (a)	6,967	1,025
5.935% due 07/25/2029 •(k)	230	246

Freddie Mac
0.000% due 02/25/2046 (b)(f)(k)	1,291	1,186
0.100% due 02/25/2046 (a)	14,867	6
0.639% due 01/25/2021 ~(a)	2,434	3
0.700% due 11/25/2055 ~(a)(k)	6,265	460
1.010% due 10/25/2020 ~(a)	3,633	0
2.079% due 11/25/2045 ~(a)(k)	1,027	125
3.615% due 06/25/2041 ~(a)(k)	10,500	250
4.000% due 07/25/2050 (a)	12,800	2,060
5.335% due 10/25/2029 •(k)	250	262
5.960% due 05/25/2050 •(a)	2,900	582
7.735% due 12/25/2027 •	446	422

Uniform Mortgage-Backed Security, TBA
2.000% due 09/01/2050	4,100	4,175
2.500% due 07/01/2050 - 08/01/2050	4,000	4,160

Total U.S. Government Agencies (Cost $15,019)		15,011

NON-AGENCY MORTGAGE-BACKED SECURITIES 43.0%

Adjustable Rate Mortgage Trust
3.820% due 01/25/2036 ^~	128	116

Banc of America Alternative Loan Trust
5.934% due 04/25/2037 ^~	133	134

Banc of America Funding Trust
3.117% due 12/20/2034 ~	285	191
3.563% due 03/20/2036 ~	65	58
5.806% due 03/25/2037 ^~	74	74
7.000% due 10/25/2037 ^	464	367

Banc of America Mortgage Trust
3.383% due 06/25/2035 ~	60	54
4.188% due 06/20/2031 ~	276	273

Bancorp Commercial Mortgage Trust
3.935% due 08/15/2032 •(k)	2,300	2,007

BCAP LLC Trust
0.571% due 07/26/2036 ~	87	73

Bear Stearns ALT-A Trust
0.355% due 04/25/2037 •	615	507
3.494% due 05/25/2036 ~	38	29
3.497% due 08/25/2036 ^~	101	100
3.552% due 05/25/2036 ^~	197	178
3.697% due 08/25/2036 ^~	250	162
3.717% due 11/25/2036 ^~	629	414
3.750% due 09/25/2034 ~	85	82
3.767% due 01/25/2047 ~	31	22
3.879% due 07/25/2035 ^~	135	108

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~(k)	813	833
5.972% due 04/12/2038 ~	40	40

BRAD Resecuritization Trust
2.146% due 03/12/2021 «(a)	1,186	18
6.550% due 03/12/2021 «	286	276

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	261	197

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	16	15

CD Mortgage Trust
5.688% due 10/15/2048	1,035	599

Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	213	160

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Commercial Mortgage Trust
5.794% due 12/10/2049 ~	$672	$407

Citigroup Mortgage Loan Trust
3.763% due 11/25/2035 ~(k)	1,598	1,124
4.105% due 11/25/2036 ^~	68	64
4.394% due 08/25/2035 ^~	28	23
6.250% due 11/25/2037 ~	825	590

Citigroup Mortgage Loan Trust, Inc.
3.507% due 10/25/2035 ~	413	289

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.889% due 09/25/2035 ^~	107	86

CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	9	9

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~(k)	1,700	1,712

Commercial Mortgage Loan Trust
6.252% due 12/10/2049 ~(k)	722	328

Commercial Mortgage Trust
6.050% due 07/10/2046 ~	690	667

Countrywide Alternative Loan Trust
0.465% due 02/25/2037 •	193	167
0.475% due 02/25/2036 ^•	590	476
0.735% due 10/25/2037 •	4,070	715
2.504% due 12/25/2035 •	974	870
5.500% due 03/25/2035	466	308
6.000% due 11/25/2035 ^	171	48
6.000% due 04/25/2036 ^(k)	2,751	1,999

Countrywide Home Loan Mortgage Pass-Through Trust
0.825% due 03/25/2035 •	123	104
2.055% due 03/25/2046 ^•(k)	611	384
3.664% due 09/20/2036 ^~	97	87
3.711% due 02/20/2036 ^•	7	6
3.772% due 09/25/2047 ^~	304	277
6.000% due 05/25/2037 ^	247	180

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~(k)	3,222	568
5.869% due 09/15/2040 ~(k)	68	33

Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	50	53

Credit Suisse Mortgage Capital Certificates
0.987% due 11/30/2037 ~(k)	2,900	2,515

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 þ	203	142
6.000% due 07/25/2036	1,084	871
6.500% due 05/25/2036 ^	163	88

First Horizon Alternative Mortgage Securities Trust
3.422% due 08/25/2035 ^~	15	2

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~	201	171

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~	900	765

GS Mortgage Securities Trust
1.226% due 08/10/2043 ~(a)	5,881	23
2.351% due 05/10/2045 ~(a)	3,455	67
5.622% due 11/10/2039	512	354

GSR Mortgage Loan Trust
3.747% due 03/25/2047 ^~(k)	920	748

HarborView Mortgage Loan Trust
0.694% due 01/19/2036 •	591	437

IndyMac Mortgage Loan Trust
0.985% due 11/25/2034 •	92	84
3.282% due 05/25/2036 ~	127	88
3.827% due 06/25/2037 ~	217	188

JPMorgan Alternative Loan Trust
6.500% due 03/25/2036 ^(k)	1,004	824

JPMorgan Chase Commercial Mortgage Securities Corp.
2.027% due 03/12/2039 ~(a)	163	0

JPMorgan Chase Commercial Mortgage Securities Trust
0.608% due 02/15/2046 ~(a)	57,062	132
5.411% due 05/15/2047 (k)	1,532	1,774
6.039% due 01/12/2038 ~	1,600	1,624
6.374% due 02/12/2051 ~	681	686

JPMorgan Mortgage Trust
3.995% due 07/25/2035 ~	35	34

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^(k)	$298	$168
5.562% due 02/15/2040 ^~	119	67

Lehman Mortgage Trust
5.000% due 08/25/2021 ^	52	54
5.960% due 04/25/2036 ^~	134	118
6.000% due 05/25/2037 ^	247	250

MASTR Adjustable Rate Mortgages Trust
3.764% due 11/25/2035 ^~	339	253

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^•	300	271

Merrill Lynch Mortgage Investors Trust
0.605% due 07/25/2030 •	48	45
0.845% due 11/25/2029 •	74	70
4.320% due 11/25/2035 •	89	87

Morgan Stanley Capital Trust
0.499% due 11/12/2049 ~(a)	5,383	6
5.399% due 12/15/2043	104	71

Morgan Stanley Mortgage Loan Trust
3.767% due 01/25/2035 ^~	222	176
6.000% due 08/25/2037 ^	197	134

Morgan Stanley Resecuritization Trust
4.004% due 03/26/2037 ~(k)	4,053	3,740

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060	160	155

Motel 6 Trust
7.111% due 08/15/2024 •	1,021	810

Regal Trust
2.489% due 09/29/2031 •	15	14

Residential Accredit Loans, Inc. Trust
4.621% due 01/25/2036 ^~(k)	279	240
6.000% due 08/25/2035 ^	224	224
6.000% due 06/25/2036 ^	119	109
6.500% due 09/25/2037 ^	205	200

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	202	116

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	179	174

Structured Adjustable Rate Mortgage Loan Trust
3.675% due 01/25/2036 ^~	257	180
3.685% due 04/25/2036 ^~	267	204
4.327% due 09/25/2036 ^~	94	87

Structured Asset Mortgage Investments Trust
0.395% due 08/25/2036 ^•(k)	670	588

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	130	86

Wachovia Bank Commercial Mortgage Trust
1.145% due 10/15/2041 ~(a)	44	0
5.720% due 10/15/2048 ~(k)	1,477	1,436

WaMu Mortgage Pass-Through Certificates Trust
0.675% due 06/25/2044 •	345	339
2.240% due 11/25/2046 •	465	427
3.515% due 12/25/2036 ^~(k)	262	253

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(k)	1,053	942

Wells Fargo Alternative Loan Trust
5.500% due 07/25/2022	5	5

Wells Fargo-RBS Commercial Mortgage Trust
0.981% due 02/15/2044 ~(a)	12,457	23

Total Non-Agency Mortgage-Backed Securities (Cost $42,989)		42,400

ASSET-BACKED SECURITIES 75.6%

Asset-Backed Securities Corp. Home Equity Loan Trust
1.280% due 02/25/2035 •(k)	3,007	2,959
1.910% due 12/25/2034 •(k)	1,450	1,404
3.440% due 06/21/2029 •	71	68

Bayview Financial Acquisition Trust
0.464% due 12/28/2036 •	44	43

Bear Stearns Asset-Backed Securities Trust
0.565% due 04/25/2036 •(k)	1,972	2,504
4.124% due 07/25/2036 ~	295	292
5.500% due 12/25/2035	35	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~	$1,185	$366

Centex Home Equity Loan Trust
0.935% due 01/25/2035 •(k)	1,643	1,542

Citigroup Mortgage Loan Trust
0.345% due 12/25/2036 •	1,454	971
0.405% due 12/25/2036 •	806	407
0.635% due 11/25/2045 •(k)	2,229	2,210
0.885% due 11/25/2046 •(k)	1,900	1,225

Citigroup Mortgage Loan Trust, Inc.
0.445% due 03/25/2037 •(k)	3,169	2,821

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	343	175
9.163% due 03/01/2033 ~	788	743

Countrywide Asset-Backed Certificates
0.315% due 12/25/2036 ^•(k)	1,039	941
0.325% due 06/25/2035 •(k)	2,131	1,842
0.325% due 06/25/2047 ^•(k)	2,291	2,037
0.335% due 04/25/2047 ^•(k)	667	641
0.385% due 06/25/2037 ^•(k)	675	663
0.425% due 05/25/2036 •(k)	8,070	6,162
1.835% due 06/25/2035 •(k)	4,000	3,845

Countrywide Asset-Backed Certificates Trust
0.455% due 09/25/2046 •(k)	4,238	3,062
2.060% due 10/25/2035 •(k)	2,101	1,602

Crecera Americas LLC
5.563% due 08/31/2020 •	1,711	1,714

EMC Mortgage Loan Trust
1.235% due 05/25/2040 •	294	297
1.485% due 02/25/2041 •	288	280

Fremont Home Loan Trust
0.365% due 04/25/2036 •	557	544

GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029 ~	55	49

GSAMP Trust
1.935% due 12/25/2034 •(k)	2,167	1,541
1.985% due 06/25/2035 •(k)	2,200	2,095

Harley Marine Financing LLC
7.869% due 05/15/2043 «	1,000	546

Helios Issuer LLC
2.980% due 06/20/2047	1,000	1,008

Home Equity Mortgage Loan Asset-Backed Trust
0.425% due 04/25/2037 •(k)	4,248	3,065

HSI Asset Securitization Corp. Trust
0.295% due 04/25/2037 •(k)	3,468	2,097

Marlette Funding Trust
0.000% due 07/16/2029 «(f)	3	478
0.000% due 03/15/2030 «(f)	8	2,554

MASTR Asset-Backed Securities Trust
0.295% due 08/25/2036 •(k)	3,046	1,553

Morgan Stanley ABS Capital, Inc. Trust
0.965% due 12/25/2034 •	134	120

Morgan Stanley Home Equity Loan Trust
1.250% due 05/25/2035 •	1,913	1,331

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	3,500	887

People’s Financial Realty Mortgage Securities Trust
0.315% due 09/25/2036 •	1,477	412

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ(k)	3,766	2,061

Residential Asset Securities Corp. Trust
0.875% due 08/25/2035 •(k)	4,350	3,978

Securitized Asset-Backed Receivables LLC Trust
0.615% due 01/25/2035 •	775	710
0.635% due 10/25/2035 •(k)	5,500	5,186

SoFi Consumer Loan Program LLC
0.000% due 11/25/2026 «(f)	22	583

SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(f)	10	49
0.000% due 01/25/2039 (f)	1,000	202
0.000% due 05/25/2040 (f)	1,000	241
0.000% due 09/25/2040 (f)	339	118

Structured Asset Investment Loan Trust
1.910% due 10/25/2034 •(k)	1,986	1,906
4.685% due 10/25/2033 •	68	67

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	27

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	$224	$221

UPS Capital Business Credit
7.664% due 04/15/2026 ^«•(d)	1,856	0

Total Asset-Backed Securities (Cost $74,097)		74,447

	SHARES
COMMON STOCKS 2.2%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (e)	108,013	112

iHeartMedia, Inc. «(e)	83	1

iHeartMedia, Inc. ‘A’ (e)	6,080	51

		164

CONSUMER DISCRETIONARY 0.9%

Caesars Entertainment Corp. (e)	71,398	866

ENERGY 0.0%

Forbes Energy Services Ltd. (e)(i)	35,625	3

INDUSTRIALS 0.4%

Mcdermott International Ltd. «	81,972	303

Westmoreland Mining Holdings LLC «(e)(i)	9,231	69

		372

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.4%

Uniti Group, Inc. «†(i)	46,851	$415

UTILITIES 0.3%

TexGen Power LLC «	9,914	320

Total Common Stocks (Cost $4,826)		2,140

WARRANTS 0.3%

COMMUNICATION SERVICES 0.3%

iHeartMedia, Inc. - Exp. 05/01/2039	39,591	331

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	118,000	0

Total Warrants (Cost $876)		331

PREFERRED SECURITIES 2.3%

INDUSTRIALS 2.3%

General Electric Co.
5.000% due 01/21/2021 •(h)	53,000	42

Sequa Corp. (12.000% PIK)
12.000% «(c)	2,912	2,179

Total Preferred Securities (Cost $2,173)		2,221

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.1%

REAL ESTATE 2.1%

VICI Properties, Inc.	104,988	$2,120

Total Real Estate Investment Trusts (Cost $1,538)		2,120

SHORT-TERM INSTRUMENTS 2.1%

REPURCHASE AGREEMENTS (j) 1.6%
		1,547

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.5%
0.104% due 07/23/2020 (f)(g)(n)	496	496

Total Short-Term Instruments (Cost $2,043)		2,043

Total Investments in Securities (Cost $190,610)		183,099

Total Investments 185.8% (Cost $190,610)		$183,099

Financial Derivative Instruments (l)(m) (0.4)% (Cost or Premiums, net $455)		(413)

Other Assets and Liabilities, net (85.4)%		(84,147)

Net Assets 100.0%		$98,539

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†	Forward Commitment Transaction.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	07/29/2014	$1,769	$3	0.00%
Uniti Group, Inc.	03/13/2020	297	415	0.42
Westmoreland Mining Holdings LLC	12/08/2014	269	69	0.07

		$2,335	$487	0.49%

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	06/30/2020	07/01/2020	$547	U.S. Treasury Notes 2.125% due 05/15/2022	$(558)	$547	$547
SAL	0.130	06/30/2020	07/01/2020	1,000	U.S. Treasury Bills 0.000% due 08/13/2020	(1,021)	1,000	1,000

Total Repurchase Agreements						$(1,579)	$1,547	$1,547

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BNY	1.658%	05/22/2020	08/21/2020		$(3,706)	$(3,713)
BOS	1.848	05/08/2020	08/10/2020		(1,827)	(1,832)
	2.158	06/24/2020	08/25/2020		(2,586)	(2,587)
	2.258	06/24/2020	08/25/2020		(1,691)	(1,692)
BPS	0.550	07/06/2020	09/09/2020		(748)	(748)
	0.880	05/04/2020	07/06/2020		(651)	(652)
	1.250	06/11/2020	08/11/2020		(571)	(571)
	1.550	05/06/2020	TBD	(3)	(481)	(482)
	1.850	05/18/2020	07/20/2020		(1,278)	(1,281)
	1.881	05/19/2020	08/21/2020		(951)	(953)
	2.359	04/20/2020	07/20/2020		(387)	(389)
	2.385	04/22/2020	07/21/2020		(1,631)	(1,638)
	2.387	04/27/2020	07/27/2020		(2,118)	(2,127)
	2.426	04/15/2020	07/15/2020		(231)	(232)
	2.491	04/23/2020	10/20/2020		(1,596)	(1,604)
BRC	2.313	06/08/2020	09/10/2020		(1,473)	(1,475)
	2.344	06/01/2020	09/02/2020		(2,299)	(2,304)
	2.344	06/03/2020	09/04/2020		(367)	(367)
	2.363	05/29/2020	09/01/2020		(1,189)	(1,191)
CEW	1.150	06/30/2020	08/04/2020		(233)	(234)
	1.250	06/26/2020	07/27/2020		(235)	(236)
	1.350	06/08/2020	09/09/2020		(365)	(365)
CSG	1.500	06/03/2020	TBD	(3)	(685)	(686)
	2.000	05/01/2020	TBD	(3)	(344)	(345)
GLM	2.052	07/02/2020	10/05/2020		(834)	(834)
	2.233	06/02/2020	07/02/2020		(783)	(784)
GSC	1.200	06/11/2020	07/13/2020		(621)	(621)
JML	1.200	06/15/2020	07/15/2020		(828)	(829)
MZF	1.929	06/04/2020	07/09/2020		(4,522)	(4,529)
RBC	2.081	06/04/2020	09/02/2020		(611)	(612)
RTA	1.460	06/09/2020	09/09/2020		(607)	(607)
	2.469	04/15/2020	07/15/2020		(333)	(335)
	2.541	05/05/2020	08/03/2020		(8,624)	(8,659)
	2.556	05/04/2020	08/04/2020		(2,384)	(2,393)
	2.837	04/28/2020	07/28/2020		(1,480)	(1,487)
SAL	2.542	05/15/2020	08/13/2020		(3,087)	(3,097)
SOG	0.650	06/04/2020	07/06/2020		(137)	(137)
	0.750	07/01/2020	TBD	(3)	(667)	(667)
	0.850	06/22/2020	07/27/2020		(499)	(499)
	0.850	06/24/2020	07/27/2020		(729)	(730)
	1.000	06/04/2020	07/06/2020		(616)	(617)
	1.250	05/12/2020	08/12/2020		(1,957)	(1,960)
	1.250	05/18/2020	08/17/2020		(286)	(287)
	1.300	04/22/2020	TBD	(3)	(828)	(830)
	1.300	04/29/2020	TBD	(3)	(1,159)	(1,162)
	1.300	05/01/2020	TBD	(3)	(997)	(999)
	1.300	05/19/2020	TBD	(3)	(60)	(60)
	2.174	05/14/2020	08/17/2020		(2,806)	(2,814)
TDM	0.500	06/12/2020	TBD	(3)	(1,022)	(1,022)
UBS	1.250	06/09/2020	07/09/2020		(1,339)	(1,340)
	1.300	06/22/2020	07/23/2020		(1,745)	(1,746)
	1.300	06/25/2020	07/27/2020		(390)	(390)
	1.350	06/25/2020	07/01/2020		(168)	(168)
	1.500	06/09/2020	07/01/2020		(1,100)	(1,101)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	29

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	1.500%	06/17/2020	07/17/2020		$(132)	$(132)
	1.924	06/04/2020	07/06/2020		(1,226)	(1,228)
	1.925	06/05/2020	07/07/2020		(2,347)	(2,350)
	1.927	06/09/2020	07/09/2020		(1,259)	(1,260)
	1.935	06/12/2020	07/13/2020		(3,012)	(3,015)
	2.000	03/26/2020	TBD	(3)	(1,114)	(1,120)
	2.000	06/26/2020	TBD	(3)	(205)	(205)
	2.294	06/17/2020	07/17/2020		(707)	(708)

Total Reverse Repurchase Agreements						$(79,038)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.0)%
Uniform Mortgage-Backed Security, TBA	2.500%	07/01/2050	$800	$(832)	$(834)
Uniform Mortgage-Backed Security, TBA	3.000	08/01/2050	1,500	(1,574)	(1,577)

Total Short Sales (2.0)%				$(2,406)	$(2,411)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BNY	$0	$(3,713)	$0	$(3,713)	$5,890	$2,177
BOS	0	(6,111)	0	(6,111)	9,274	3,163
BPS	0	(10,677)	0	(10,677)	14,205	3,528
BRC	0	(5,337)	0	(5,337)	8,323	2,986
CEW	0	(835)	0	(835)	995	160
CSG	0	(1,031)	0	(1,031)	1,432	401
FICC	547	0	0	547	(558)	(11)
GLM	0	(1,618)	0	(1,618)	1,059	(559)
GSC	0	(621)	0	(621)	835	214
JML	0	(829)	0	(829)	1,022	193
MZF	0	(4,529)	0	(4,529)	6,794	2,265
RBC	0	(612)	0	(612)	833	221
RTA	0	(13,481)	0	(13,481)	19,137	5,656
SAL	1,000	(3,097)	0	(2,097)	2,422	325
SOG	0	(10,762)	0	(10,762)	12,191	1,429
TDM	0	(1,022)	0	(1,022)	1,118	96
UBS	0	(14,763)	0	(14,763)	21,723	6,960

Total Borrowings and Other Financing Transactions	$1,547	$(79,038)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(1,269)	$(8,923)	$(4,024)	$(6,912)	$(21,128)
U.S. Government Agencies	0	(1,561)	0	0	(1,561)
Non-Agency Mortgage-Backed Securities	0	(2,422)	(11,861)	0	(14,283)
Asset-Backed Securities	0	(16,385)	(21,828)	(1,604)	(39,817)

Total Borrowings	$(1,269)	$(29,291)	$(37,713)	$(8,516)	$(76,789)

Payable for reverse repurchase agreements(5)					$(76,789)

(k)	Securities with an aggregate market value of $109,074 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(74,240) at a weighted average interest rate of 2.687%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(2,249) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 30-Year Bond September Futures	09/2020	1	$	(179)	$0	$0	$0

Total Futures Contracts					$0	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Sprint Communications, Inc.	5.000%	Quarterly	12/20/2021	0.946%	$300	$9	$9	$18	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$15,300	$(131)	$1,473	$1,342	$1	$0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023	32,300	606	1,096	1,702	2	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	3,200	77	196	273	0	(3)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	7,800	630	1,049	1,679	0	(13)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	4,150	186	65	251	0	(9)
Receive(5)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	300	(9)	0	(9)	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038	5,200	18	(1,980)	(1,962)	30	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	(29)	(30)	1	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	400	0	(77)	(77)	4	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	(156)	(160)	6	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	400	(2)	(76)	(78)	3	0

						$1,370	$1,561	$2,931	$48	$(25)

Total Swap Agreements						$1,379	$1,570	$2,949	$48	$(25)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$48	$48	$0	$0	$(25)	$(25)

Cash of $1,308 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	31

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$3,767	$(750)	$431	$0	$(319)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	899	(174)	57	0	(117)

Total Swap Agreements						$(924)	$488	$0	$(436)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(4)
GST	$0	$0	$0	$0	$0	$0	$(436)	$(436)	$(436)	$496	$60

(n)

Securities with an aggregate market value of $496 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$48	$48

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$25	$25

Over the counter
Swap Agreements	$0	$436	$0	$0	$0	$436

	$0	$436	$0	$0	$25	$461

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(7)	$(7)
Swap Agreements	0	(348)	0	0	(2,296)	(2,644)

	$0	$(348)	$0	$0	$(2,303)	$(2,651)

Over the counter
Swap Agreements	$0	$168	$0	$0	$0	$168

	$0	$(180)	$0	$0	$(2,303)	$(2,483)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$77	$0	$0	$3,130	$3,207

Over the counter
Swap Agreements	$0	$(224)	$0	$0	$0	$(224)

	$0	$(147)	$0	$0	$3,130	$2,983

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$6,695	$5,437	$12,132
Corporate Bonds & Notes
Banking & Finance	0	8,843	0	8,843
Industrials	0	14,477	0	14,477
Utilities	0	6,172	0	6,172
Convertible Bonds & Notes
Industrials	0	46	0	46
Municipal Bonds & Notes
West Virginia	0	716	0	716
U.S. Government Agencies	0	15,011	0	15,011
Non-Agency Mortgage-Backed Securities	0	42,106	294	42,400
Asset-Backed Securities	0	70,237	4,210	74,447
Common Stocks
Communication Services	163	0	1	164
Consumer Discretionary	866	0	0	866
Energy	3	0	0	3
Industrials	0	0	372	372
Real Estate	0	0	415	415
Utilities	0	0	320	320
Warrants
Communication Services	0	331	0	331
Preferred Securities
Industrials	0	42	2,179	2,221
Real Estate Investment Trusts
Real Estate	2,120	0	0	2,120

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$1,547	$0	$1,547
U.S. Treasury Bills	0	496	0	496

Total Investments	$3,152	$166,719	$13,228	$183,099

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,411)	$0	$(2,411)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$48	$0	$48

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(25)	0	(25)
Over the counter	0	(436)	0	(436)

	$0	$(461)	$0	$(461)

Total Financial Derivative Instruments	$0	$(413)	$0	$(413)

Totals	$3,152	$163,895	$13,228	$180,275

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	33

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

June 30, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2020:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$2,020	$7,605	$(3,146)	$(9)	$(710)	$(1,301)	$1,381	$(403)	$5,437	$(186)
Non-Agency Mortgage-Backed Securities	377	0	(42)	3	1	(45)	0	0	294	(45)
Asset-Backed Securities	3,391	3,138	(378)	2	33	(1,976)	0	0	4,210	(1,999)
Common Stocks
Communication Services	0	0	0	0	0	0	1	0	1	0
Industrials	134	0	0	0	0	(65)	303	0	372	(65)
Real Estate	0	415	0	0	0	0	0	0	415	0
Utilities	389	0	0	0	0	(69)	0	0	320	(69)
Warrants
Industrials	139	0	0	0	0	(139)	0	0	0	(139)
Preferred Securities
Industrials	2,763	299	0	0	0	(883)	0	0	2,179	(883)

Totals	$9,213	$11,457	$(3,566)	$(4)	$(676)	$(4,478)	$1,685	$(403)	$13,228	$(3,386)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,620	Market Based Approach	Recovery Value	100.000	—
	286	Other Valuation Techniques(2)	—	—	—
	390	Reference Instrument	Liquidity Discount	0.750	—
	3,141	Third Party Vendor	Broker Quote	63.000-108.750	86.695
Non-Agency Mortgage-Backed Securities	294	Proxy Pricing	Base Price	1.500-96.125	90.450
Asset-Backed Securities	546	Discounted Cash Flow	Discount Rate	21.990	—
	3,664	Proxy Pricing	Base Price	.000-30,434.590	24,058.457
Common Stocks
Communication Services	1	Other Valuation Techniques(2)	—	—	—
Industrials	69	Other Valuation Techniques(2)	—	—	—
	303	Third Party Vendor	Broker Quote	$3.700	—
Real Estate	415	Reference Instrument	Future Dividend Rate	5.230	—
Utilities	320	Indicative Market Quotation	Broker Quote	32.500	—
Preferred Securities
Industrials	2,179	Fundamental Valuation	Company Equity Value	$526,100,000.000	—

Total	$13,228

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 189.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 9.5%

Advanz Pharma Corp.
6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$857	$796

Boels Topholding BV
TBD% due 02/05/2027	EUR	1,000	1,083

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$609	540

DTEK Investments Ltd.
5.750% (LIBOR03M + 5.000%) due 06/30/2023 ~		688	408

Elanco Animal Health, Inc.
TBD% due 02/04/2027		21	20

Emerald TopCo, Inc.
4.260% (LIBOR03M + 3.500%) due 07/24/2026 ~		5	5

Envision Healthcare Corp.
3.928% (LIBOR03M + 3.750%) due 10/10/2025 ~		455	306

EyeCare Partners LLC
TBD% due 02/18/2027 µ		2	2
4.058% (LIBOR03M + 3.750%) due 02/05/2027 ~		9	8

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 «~(c)		88	79

Froneri International PLC
2.428% (LIBOR03M + 2.250%) due 01/29/2027 ~		24	23

Ingersoll Rand Co. Ltd.
1.928% (LIBOR03M + 1.750%) due 03/01/2027 ~		8	8

Innophos, Inc.
3.928% (LIBOR03M + 3.750%) due 02/04/2027 «~		4	4

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		147	137

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~		4	4

McDermott Technology Americas, Inc.
3.178% (LIBOR03M + 3.000%) due 06/30/2025 «~		61	55
4.178% (LIBOR03M + 4.000%) due 06/30/2025 «~		7	6

MH Sub LLC
4.572% (LIBOR03M + 3.750%) due 09/13/2024 ~		20	19

Nascar Holdings, Inc.
2.930% (LIBOR03M + 2.750%) due 10/19/2026 ~		12	12

NCI Building Systems, Inc.
3.941% (LIBOR03M + 3.750%) due 04/12/2025 ~		10	9

Neiman Marcus Group Ltd. LLC
14.000% (LIBOR03M + 12.750%) due 10/07/2020 «~µ		1,200	1,230

Ortho-Clinical Diagnostics S.A.
3.429% (LIBOR03M + 3.250%) due 06/30/2025 ~		107	100

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(d)		206	224

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~		783	774

PG&E Corp.
TBD% due 04/16/2021 «		100	100

PUG LLC
3.678% (LIBOR03M + 3.500%) due 02/12/2027 «~		6	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Refinitiv U.S. Holdings, Inc.
3.428% (LIBOR03M + 3.250%) due 10/01/2025 ~		$219	$214

Sierra Hamilton LLC
15.000% due 09/12/2023 «(j)		6	6

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		21	20

Summer (BC) Holdco B SARL
5.331% (LIBOR03M + 4.750%) due 12/04/2026 «~		527	488

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~		42	40

U.S. Renal Care, Inc.
5.178% (LIBOR03M + 5.000%) due 06/26/2026 ~		71	69

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		228	226

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(c)		931	605

Windstream Services LLC
8.250% (PRIME + 5.000%) due 03/29/2021 «~		250	157

Total Loan Participations and Assignments (Cost $8,921)			7,782

CORPORATE BONDS & NOTES 45.2%

BANKING & FINANCE 11.0%

Ambac Assurance Corp.
5.100% due 12/31/2049 (i)		13	17

Ambac LSNI LLC
6.000% due 02/12/2023 •(n)		122	121

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	100	29

Bank of Nova Scotia
4.900% due 06/04/2025 •(i)(k)(n)		$1,000	1,001

Brookfield Finance, Inc.
3.900% due 01/25/2028		2	2
4.700% due 09/20/2047		10	11

CBL & Associates LP
4.600% due 10/15/2024 ^(d)		165	48
5.950% due 12/15/2026 ^(d)(n)		1,020	296

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(k)(n)		200	218

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	6	7

Equitable Holdings, Inc.
5.000% due 04/20/2048		$2	2

ESH Hospitality, Inc.
4.625% due 10/01/2027		10	9

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		73	66

Highwoods Realty LP
3.050% due 02/15/2030 (n)		100	100

HSBC Holdings PLC
6.000% due 09/29/2023 •(i)(k)	EUR	200	234

Hunt Cos., Inc.
6.250% due 02/15/2026		$6	5

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		14	14

Kilroy Realty LP
3.050% due 02/15/2030 (n)		100	99

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		6	5

Navient Corp.
5.875% due 03/25/2021		300	296

Newmark Group, Inc.
6.125% due 11/15/2023		18	18

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		7	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		$1,100	$1,223

Regency Centers LP
2.950% due 09/15/2029 (n)		100	101

Sabra Health Care LP
4.800% due 06/01/2024		29	29

Societe Generale S.A.
7.375% due 10/04/2023 •(i)(k)(n)		200	202

Spirit Realty LP
3.400% due 01/15/2030 (n)		100	95

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		56	18

UniCredit SpA
7.830% due 12/04/2023 (n)		730	845

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	476	601

Uniti Group LP
7.875% due 02/15/2025 (n)		$1,320	1,342

Uniti Group, Inc.
6.000% due 04/15/2023 (n)		287	281

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (n)		2,260	1,658

			9,000

INDUSTRIALS 27.7%

Albertsons Cos., Inc.
3.500% due 02/15/2023		4	4
4.625% due 01/15/2027		2	2
4.875% due 02/15/2030		2	2

Arconic Corp.
6.125% due 02/15/2028		4	4

Associated Materials LLC
9.000% due 01/01/2024 (n)		680	585

Avon International Capital PLC
6.500% due 08/15/2022		6	6

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		5	5

Boeing Co.
4.508% due 05/01/2023 (n)		50	53
4.875% due 05/01/2025 (n)		68	74
5.040% due 05/01/2027 (n)		53	59
5.150% due 05/01/2030 (n)		99	111
5.705% due 05/01/2040 (n)		181	205
5.805% due 05/01/2050 (n)		173	205
5.930% due 05/01/2060 (n)		239	284

Bombardier, Inc.
6.125% due 01/15/2023 (n)		170	117
7.500% due 12/01/2024 (n)		148	97
7.500% due 03/15/2025 (n)		127	83
7.875% due 04/15/2027 (n)		450	296

Broadcom, Inc.
4.150% due 11/15/2030 (n)		49	53
4.300% due 11/15/2032 (n)		158	175

Camelot Finance S.A.
4.500% due 11/01/2026		2	2

CCO Holdings LLC
4.500% due 08/15/2030		26	27
4.750% due 03/01/2030		30	31

Charter Communications Operating LLC
4.800% due 03/01/2050		36	41

Citrix Systems, Inc.
3.300% due 03/01/2030		21	22

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		26	24

Connect Finco SARL
6.750% due 10/01/2026		10	9

Corning, Inc.
5.450% due 11/15/2079		12	14

DAE Funding LLC
5.750% due 11/15/2023 (n)		100	96

Delta Air Lines, Inc.
7.375% due 01/15/2026 (n)		920	891

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	35

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		$1,170	$1,111

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (n)		400	433

Energy Transfer Operating LP
2.900% due 05/15/2025		4	4
3.750% due 05/15/2030		13	13
5.000% due 05/15/2050		13	12

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		382	183

Exela Intermediate LLC
10.000% due 07/15/2023		23	6

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		284	268
6.875% due 03/01/2026 (n)		312	296

Flex Ltd.
4.875% due 06/15/2029		3	3

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		1,200	1,047

Full House Resorts, Inc.
8.575% due 01/31/2024		100	96
9.738% due 02/02/2024		8	8

General Electric Co.
5.875% due 01/14/2038		2	2
6.150% due 08/07/2037		2	2
6.875% due 01/10/2039		32	39

Griffon Corp.
5.750% due 03/01/2028		4	4

HCA, Inc.
3.500% due 09/01/2030		14	14
7.500% due 11/15/2095 (n)		300	354

iHeartCommunications, Inc.
6.375% due 05/01/2026 (n)		207	206

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)(n)		71	72

Illuminate Buyer LLC
9.000% due 07/01/2028		1,100	1,150

Innophos Holdings, Inc.
9.375% due 02/15/2028		21	21

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(d)		35	9

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)(n)		925	529
8.500% due 10/15/2024 ^(d)(n)		1,387	838
9.750% due 07/15/2025 ^(d)(n)		1,026	632

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(d)		965	70
8.125% due 06/01/2023 ^(d)		54	3

Kinder Morgan, Inc.
7.750% due 01/15/2032 (n)		300	420

LifePoint Health, Inc.
4.375% due 02/15/2027		4	4

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		134	23

Marriott International, Inc.
4.625% due 06/15/2030 (n)		500	521

Mattel, Inc.
5.875% due 12/15/2027		3	3

Micron Technology, Inc.
5.327% due 02/06/2029 (n)		28	34

NCL Corp. Ltd.
3.625% due 12/15/2024		14	9
12.250% due 05/15/2024 (n)		175	184

Netflix, Inc.
3.875% due 11/15/2029 (n)	EUR	116	137
5.375% due 11/15/2029		$10	11

Noble Holding International Ltd.
7.875% due 02/01/2026		52	14

NXP BV
4.300% due 06/18/2029 (n)		200	227

Occidental Petroleum Corp.
1.842% (US0003M + 1.450%) due 08/15/2022 ~(n)		1,100	1,012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2020 (g)(i)		$322	$1

Oracle Corp.
3.850% due 04/01/2060 (n)		100	118

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028 (n)		90	92
7.375% due 06/01/2025		37	38

Pacific Drilling SA
8.375% due 10/01/2023		67	17

Pan American Energy LLC
28.216% (BADLARPP) due 11/20/2020 ~	ARS	4,980	45

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$19	20

Petroleos Mexicanos
5.350% due 02/12/2028 (n)		114	96
5.950% due 01/28/2031 (n)		628	519
6.490% due 01/23/2027		10	9
6.500% due 03/13/2027 (n)		232	210
6.500% due 01/23/2029 (n)		590	515
6.750% due 09/21/2047 (n)		10	8
6.840% due 01/23/2030 (n)		383	337
6.950% due 01/28/2060		50	39
7.690% due 01/23/2050 (n)		20	17

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		11	11

Platin 1426 GmbH
6.875% due 06/15/2023 (n)	EUR	100	106

Prime Security Services Borrower LLC
6.250% due 01/15/2028		$10	9

Qorvo, Inc.
4.375% due 10/15/2029 (n)		300	308

QVC, Inc.
5.950% due 03/15/2043 (n)		128	107

Radiology Partners, Inc.
9.250% due 02/01/2028		8	8

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		66	73

Sands China Ltd.
3.800% due 01/08/2026 (n)		500	516
5.400% due 08/08/2028 (n)		162	179

Sensata Technologies, Inc.
4.375% due 02/15/2030		4	4

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(d)		479	447

Staples, Inc.
7.500% due 04/15/2026		2	2

TEGNA, Inc.
4.625% due 03/15/2028		30	28

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021 (n)		106	104

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		179	198
5.750% due 09/30/2039 (n)		1,944	2,305

TransDigm, Inc.
5.500% due 11/15/2027		6	5

Transocean Guardian Ltd.
5.875% due 01/15/2024		7	6

Transocean Pontus Ltd.
6.125% due 08/01/2025 (n)		23	21

Transocean, Inc.
7.250% due 11/01/2025		36	20
7.500% due 01/15/2026		6	3
8.000% due 02/01/2027		13	7

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		4	4

Triumph Group, Inc.
5.250% due 06/01/2022		4	3
6.250% due 09/15/2024		11	9

U.S. Renal Care, Inc.
10.625% due 07/15/2027		10	10

Univision Communications, Inc.
6.625% due 06/01/2027 (n)		1,000	959

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Valaris PLC
5.750% due 10/01/2044 ^(d)(j)		$22	$2
7.750% due 02/01/2026 ^(d)		2	0

Vale Overseas Ltd.
6.250% due 08/10/2026 (n)		25	29
6.875% due 11/21/2036		38	50
6.875% due 11/10/2039		6	8

ViaSat, Inc.
5.625% due 09/15/2025		18	17
5.625% due 04/15/2027		3	3
6.500% due 07/15/2028 (n)		1,000	1,003

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		131	139

Western Midstream Operating LP
2.161% (US0003M + 0.850%) due 01/13/2023 ~		8	7
5.250% due 02/01/2050		4	3

Windstream Services LLC
8.625% due 10/31/2025		250	151

Wyndham Destinations, Inc.
3.900% due 03/01/2023		12	11
4.625% due 03/01/2030		4	4
5.750% due 04/01/2027 (n)		133	128

YPF S.A.
30.917% (BADLARPP + 4.000%) due 09/24/2020 «~	ARS	1,430	13
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~		1,240	11

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$52	49
6.125% due 03/01/2028		11	11

			22,773

UTILITIES 6.5%

AT&T, Inc.
3.500% due 06/01/2041 (n)		105	111
3.650% due 06/01/2051 (n)		524	549
3.850% due 06/01/2060 (n)		96	102

CenturyLink, Inc.
4.000% due 02/15/2027		12	12

Edison International
5.750% due 06/15/2027		8	9

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(n)		83	72

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)(n)		447	134

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		988	816

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)		677	64

Pacific Gas & Electric Co.
2.950% due 03/01/2026 ^(d)		100	108
3.400% due 08/15/2024 ^(d)(n)		400	442
5.800% due 03/01/2037 ^(d)(n)		163	195

Pacific Gas and Electric Co.
4.250% due 08/01/2023		970	1,109
4.650% due 08/01/2028		100	120

Petrobras Global Finance BV
5.093% due 01/15/2030 (n)		137	137
6.850% due 06/05/2115		36	36

Rio Oil Finance Trust
9.250% due 07/06/2024 (n)		1,229	1,259

Southern California Edison Co.
3.650% due 02/01/2050		4	4
5.750% due 04/01/2035		2	3
6.650% due 04/01/2029		12	15

Talen Energy Supply LLC
6.625% due 01/15/2028		4	4

Transocean Poseidon Ltd.
6.875% due 02/01/2027		20	17

			5,318

Total Corporate Bonds & Notes (Cost $40,652)			37,091

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 1.8%

INDUSTRIALS 1.8%

DISH Network Corp.
3.375% due 08/15/2026	$600	$552

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023 (n)	1,000	935

		1,487

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(d)	4	1

Total Convertible Bonds & Notes (Cost $1,603)		1,488

MUNICIPAL BONDS & NOTES 2.4%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	12	13

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	11
7.350% due 07/01/2035	5	6

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	15	15

		45

WEST VIRGINIA 2.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	8,800	444
7.467% due 06/01/2047	1,450	1,461

		1,905

Total Municipal Bonds & Notes (Cost $2,049)		1,950

U.S. GOVERNMENT AGENCIES 58.4%

Fannie Mae
3.000% due 04/25/2050 (a)	15,222	2,180
5.816% due 11/25/2049 •(a)	222	46
5.866% due 03/25/2037 •(a)	237	44
5.935% due 07/25/2029 •(n)	220	235
5.966% due 11/25/2039 •(a)	215	40
6.116% due 01/25/2038 •(a)	308	60
6.196% due 03/25/2037 •(a)	269	57
6.216% due 12/25/2037 •(a)	303	48
6.226% due 06/25/2037 •(a)	114	16
6.266% due 04/25/2037 •(a)	695	154
6.416% due 11/25/2035 •(a)	78	10
6.616% due 11/25/2036 •(a)	1,356	321
7.000% due 12/25/2023	39	42
7.016% due 02/25/2037 •(a)	225	55
7.500% due 06/01/2032	24	25
7.800% due 06/25/2026 ~	2	2
8.255% due 06/25/2044 •	224	302
9.153% due 12/25/2042 ~	47	55
13.942% due 08/25/2022 •	32	37

Freddie Mac
0.000% due 02/25/2046 (b)(g)(n)	1,307	1,200
0.100% due 02/25/2046 (a)	15,052	6
0.700% due 11/25/2055 ~(a)	5,696	419
1.010% due 10/25/2020 ~(a)	4,352	0
5.335% due 10/25/2029 •(n)	250	263
5.960% due 05/25/2050 •(a)	2,000	402
6.255% due 03/15/2037 •(a)	475	99
6.385% due 09/15/2036 •(a)	283	56
6.395% due 09/15/2036 •(a)	613	134
7.000% due 08/15/2023	2	2

Ginnie Mae
5.910% due 12/20/2048 •(a)	2,585	444

Uniform Mortgage-Backed Security
3.500% due 03/01/2048 - 04/01/2048 (n)	1,430	1,511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.000% due 09/01/2050	$2,000	$2,037
2.500% due 08/01/2050	1,000	1,040
3.500% due 08/01/2050	32,800	34,499
4.500% due 07/01/2050	2,000	2,149

Total U.S. Government Agencies (Cost $47,746)		47,990

NON-AGENCY MORTGAGE-BACKED SECURITIES 29.4%

Banc of America Alternative Loan Trust
16.534% due 09/25/2035 ^•(n)	953	1,034

Banc of America Funding Trust
3.117% due 12/20/2034 ~	285	191
3.926% due 03/20/2036 ~	444	409
5.846% due 01/25/2037 ^~	155	161

Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	1	1

Bear Stearns Adjustable Rate Mortgage Trust
3.454% due 07/25/2036 ^~	164	154

Bear Stearns ALT-A Trust
3.111% due 04/25/2035 ~	98	87
3.736% due 09/25/2035 ^~	97	76
3.853% due 11/25/2035 ^~	107	95

Bear Stearns Commercial Mortgage Securities Trust
5.422% due 02/11/2041 ~	189	190
5.972% due 04/12/2038 ~	40	40

Bear Stearns Structured Products, Inc. Trust
3.635% due 01/26/2036 ^~	487	403
4.251% due 12/26/2046 ^~	247	217

BRAD Resecuritization Trust
2.146% due 03/12/2021 «(a)	995	15
6.550% due 03/12/2021 «	240	231

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	261	197

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	14	14

CD Mortgage Trust
5.688% due 10/15/2048	1,105	639

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.485% due 08/25/2035 •	65	63
0.865% due 10/25/2034 •	5	5

Citigroup Commercial Mortgage Trust
5.794% due 12/10/2049 ~	907	551

Citigroup Mortgage Loan Trust
3.737% due 03/25/2037 ^~	214	174
3.763% due 11/25/2035 ~	1,522	1,070

Commercial Mortgage Loan Trust
6.252% due 12/10/2049 ~(n)	1,447	657

Commercial Mortgage Trust
6.050% due 07/10/2046 ~(n)	760	734

Countrywide Alternative Loan Trust
0.425% due 12/25/2046 ^•	93	60
0.535% due 05/25/2036 ^•(n)	1,448	413
0.845% due 10/25/2035 •	597	466
3.354% due 10/25/2035 ^~	108	100
3.843% due 02/25/2037 ^~	124	117
5.500% due 08/25/2034	307	323
5.500% due 02/25/2036 ^	18	15
6.250% due 09/25/2034	49	52
6.500% due 08/25/2036 ^	1,153	634
6.966% due 07/25/2036 •(a)	995	343
19.293% due 07/25/2035 •(n)	683	882

Countrywide Home Loan Mortgage Pass-Through Trust
0.425% due 03/25/2036 •	148	136
0.965% due 02/25/2035 •	78	69
3.163% due 03/25/2037 ^~	273	231
3.427% due 08/25/2034 ~	76	74
3.478% due 10/20/2035 ^~	94	87
3.484% due 10/20/2035 ~	148	136
3.781% due 10/20/2035 ^~	97	92
5.500% due 08/25/2035 ^	21	18

Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~(n)	92	44

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	$187	$171

DBUBS Mortgage Trust
4.652% due 11/10/2046	700	628

First Horizon Alternative Mortgage Securities Trust
3.569% due 11/25/2036 ^~(n)	256	207

First Horizon Mortgage Pass-Through Trust
3.981% due 01/25/2037 ^~	326	239

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~	201	171

GS Mortgage Securities Trust
5.622% due 11/10/2039	128	89

GSR Mortgage Loan Trust
3.916% due 05/25/2035 ~	37	33
3.980% due 04/25/2035 ~	170	162
5.500% due 06/25/2036 ^	4	13

HarborView Mortgage Loan Trust
0.794% due 04/19/2034 •	14	13
2.687% due 11/19/2034 ~	96	95
3.454% due 08/19/2036 ^~	9	8
4.138% due 02/25/2036 ^~	19	10

HSI Asset Loan Obligation Trust
3.989% due 01/25/2037 ^~	215	180

IndyMac Mortgage Loan Trust
0.455% due 06/25/2037 ^•	830	774
0.745% due 03/25/2035 •	16	15
3.038% due 06/25/2037 ^~	441	428

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047	390	452
6.039% due 01/12/2038 ~	1,335	1,355

JPMorgan Mortgage Trust
3.632% due 04/25/2037 ^~	432	350
5.500% due 01/25/2036 ^	40	29
5.500% due 06/25/2037 ^	8	8

MASTR Adjustable Rate Mortgages Trust
3.747% due 10/25/2034 ~	110	98
3.764% due 11/25/2035 ^~	482	359

Merrill Lynch Alternative Note Asset Trust
0.255% due 01/25/2037 •	754	318

Motel 6 Trust
7.111% due 08/15/2024 •	1,021	810

Opteum Mortgage Acceptance Corp. Trust
0.455% due 07/25/2036 •	220	112

Prime Mortgage Trust
6.366% due 11/25/2036 •(a)	923	50

RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~	1,540	1,420

Residential Accredit Loans, Inc. Trust
4.206% due 12/26/2034 ^~	129	106
4.621% due 01/25/2036 ^~(n)	574	492
6.000% due 09/25/2035 ^(n)	346	204
6.000% due 08/25/2036 ^	191	181

Residential Asset Mortgage Products Trust
7.500% due 12/25/2031	38	37

Structured Adjustable Rate Mortgage Loan Trust
2.904% due 05/25/2035 ^•(n)	1,233	986
3.675% due 01/25/2036 ^~	286	200
3.685% due 04/25/2036 ^~	267	204
3.754% due 09/25/2036 ^~	245	209
3.922% due 09/25/2035 ~	60	48

Structured Asset Mortgage Investments Trust
0.415% due 02/25/2036 •	335	300
0.465% due 02/25/2036 ^•	238	218

SunTrust Adjustable Rate Mortgage Loan Trust
4.018% due 01/25/2037 ^~	65	58

WaMu Mortgage Pass-Through Certificates Trust
3.515% due 12/25/2036 ^~(n)	293	283
3.715% due 07/25/2037 ^~	81	71

Wells Fargo-RBS Commercial Mortgage Trust
0.420% due 12/15/2046 ~(a)	30,000	277

Total Non-Agency Mortgage-Backed Securities (Cost $22,234)		24,171

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	37

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 16.1%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	250	$127

Apidos CLO
0.000% due 07/22/2026 ~		$500	1

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,000	693

Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(n)		$564	332
22.887% due 03/25/2036 ^•(n)		1,634	1,966

Belle Haven ABS CDO Ltd.
1.623% due 07/05/2046 •		34,966	44

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	439

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(g)		1,400	1,090

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	425
0.000% due 10/15/2031 ~		600	298

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	504
0.000% due 01/25/2032 ~		300	185

Carrington Mortgage Loan Trust
0.335% due 08/25/2036 •		$73	68

Citigroup Mortgage Loan Trust
0.345% due 01/25/2037 •		165	78

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		386	197

Countrywide Asset-Backed Certificates
1.285% due 09/25/2034 •		54	52

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(g)		1	91

Lehman XS Trust
4.616% due 05/25/2037 ^þ		78	76

Marlette Funding Trust
0.000% due 12/15/2028 «(g)		2	260
0.000% due 04/16/2029 «(g)		2	314
0.000% due 07/16/2029 «(g)		2	435

Morgan Stanley ABS Capital, Inc. Trust
0.245% due 05/25/2037 •		77	66

Residential Asset Mortgage Products Trust
5.572% due 06/25/2032 ~		48	49

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	508
0.000% due 10/15/2048 «(g)		2	799

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(g)		10	227
0.000% due 11/25/2026 «(g)		20	530

Soundview Home Loan Trust
0.245% due 11/25/2036 •		178	68

South Coast Funding Ltd.
1.633% due 01/06/2041 •		414	95
1.633% due 01/06/2041 •(n)		11,680	2,681

Structured Asset Securities Corp. Mortgage Loan Trust
0.485% due 06/25/2035 •		165	163

Symphony CLO Ltd.
5.911% due 07/14/2026 •		400	305

Washington Mutual Asset-Backed Certificates Trust
0.245% due 10/25/2036 •		96	46

Total Asset-Backed Securities (Cost $23,083)			13,212

SOVEREIGN ISSUES 4.1%

Argentina Government International Bond
3.380% due 12/31/2038 ^(d)(n)	EUR	760	325
7.820% due 12/31/2033 ^(d)(n)		1,267	617
7.820% due 12/31/2033 ^(d)		80	39
15.500% due 10/17/2026	ARS	8,480	31
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~		13,123	113
30.022% (BADLARPP) due 10/04/2022 ~		132	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	15,930	$149
32.995% due 03/29/2024 ~		20,206	167

Provincia de Buenos Aires
28.192% due 04/12/2025		79,631	588
32.817% due 05/31/2022		2,990	24

Republic of Greece Government International Bond
3.650% due 02/24/2023 þ	EUR	33	41
3.650% due 02/24/2024 þ		33	42
3.650% due 02/24/2025 þ		33	43
3.650% due 02/24/2026 þ		33	44
3.650% due 02/24/2027 þ		33	44
3.650% due 02/24/2028 þ		33	45
3.650% due 02/24/2029 þ		33	45
3.650% due 02/24/2030 þ		33	46
3.650% due 02/24/2031 þ		33	47
3.650% due 02/24/2032 þ		33	47
3.650% due 02/24/2033 þ		33	48
3.650% due 02/24/2034 þ		33	49
3.650% due 02/24/2035 þ		33	49
3.650% due 02/24/2036 þ		33	50
3.650% due 02/24/2037 þ		33	50
3.650% due 02/24/2038 þ		33	51
3.650% due 02/24/2039 þ		33	51
3.650% due 02/24/2040 þ		33	52
3.650% due 02/24/2041 þ		33	52
3.650% due 02/24/2042 þ		33	52

South Africa Government International Bond
5.750% due 09/30/2049		$200	174

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	233	226

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		$50	3
8.250% due 10/13/2024 ^(d)		4	0
9.250% due 09/15/2027 ^(d)		62	4

Total Sovereign Issues (Cost $6,213)			3,410

		SHARES
COMMON STOCKS 2.2%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (e)		97,913	102

iHeartMedia, Inc. «(e)		73	1

iHeartMedia, Inc. ‘A’ (e)		5,415	45

			148

CONSUMER DISCRETIONARY 1.1%

Caesars Entertainment Corp. (e)		76,053	923

ENERGY 0.1%

Dommo Energia S.A. (e)(l)		34,958	10

Dommo Energia S.A. «(e)(l)		173,223	40

Dommo Energia S.A. SP - ADR (e)		547	2

Forbes Energy Services Ltd. (e)(l)		5,475	0

			52

INDUSTRIALS 0.2%

McDermott International, Inc. «		26,958	100

Sierra Hamilton Holder LLC «(e)(l)		100,456	1

Westmoreland Mining Holdings LLC «(e)(l)		13,224	99

			200

REAL ESTATE 0.5%

Uniti Group, Inc. «†(l)		44,060	390

UTILITIES 0.1%

Eneva S.A. (e)(l)		7,786	64

Total Common Stocks (Cost $2,792)			1,777

		SHARES	MARKET VALUE (000S)
WARRANTS 0.3%

COMMUNICATION SERVICES 0.3%

iHeartMedia, Inc. - Exp. 05/01/2039		35,276	$295

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «		121,000	0

Total Warrants (Cost $780)			295

PREFERRED SECURITIES 4.0%

BANKING & FINANCE 1.2%

AGFC Capital Trust
2.969% (US0003M + 1.750%) due 01/15/2067 ~(n)		1,000,000	332

OCP CLO Ltd.
0.000% due 04/26/2028 (g)		1,400	667

			999

INDUSTRIALS 2.8%

General Electric Co.
5.000% due 01/21/2021 •(i)		28,000	22

Sequa Corp. (12.000% PIK)
12.000% «(c)		2,979	2,229

			2,251

Total Preferred Securities (Cost $3,892)			3,250

SHORT-TERM INSTRUMENTS 16.4%

REPURCHASE AGREEMENTS (m) 4.2%
			3,459

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.4%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	3,348	33

Federal Home Loan Bank
0.122% due 08/14/2020 (g)(h)		$300	300

			333

ARGENTINA TREASURY BILLS 0.7%
14.784% due 07/13/2020 - 10/29/2020 (f)(g)	ARS	42,062	562
30.365% due 08/28/2020 ~		2,248	22

			584

U.S. TREASURY BILLS 11.1%
0.169% due 07/30/2020 - 09/17/2020 (f)(g)(p)(r)		$9,078	9,076

Total Short-Term Instruments (Cost $13,503)			13,452

Total Investments in Securities (Cost $173,468)			155,868

Total Investments 189.8% (Cost $173,468)			$155,868

Financial Derivative Instruments (o)(q) 0.2% (Cost or Premiums, net $(986))			149

Other Assets and Liabilities, net (90.0)%			(73,908)

Net Assets 100.0%			$82,109

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†	Forward Commitment Transaction.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/26/2017	$9	$10	0.01%
Dommo Energia S.A.	12/03/2019	36	40	0.05
Eneva S.A.	12/21/2017 - 12/03/2019	36	64	0.08
Forbes Energy Services Ltd.	03/11/2014 - 12/03/2014	241	0	0.00
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,223	1.49
Sierra Hamilton Holder LLC	07/31/2017	25	1	0.00
Uniti Group, Inc.	03/13/2020	279	390	0.47
Westmoreland Mining Holdings LLC	12/08/2014 - 08/05/2016	370	99	0.12

		$2,096	$1,827	2.22%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	06/30/2020	07/01/2020	$959	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(978)	$959	$959
SAL	0.130	06/30/2020	07/01/2020	2,500	U.S. Treasury Bills 0.000% due 08/13/2020	(2,552)	2,500	2,500

Total Repurchase Agreements						$(3,530)	$3,459	$3,459

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	0.230%	06/11/2020	07/14/2020	$	(1,464)	$(1,465)
BPS	0.450	04/23/2020	07/23/2020	EUR	(483)	(544)
	0.550	07/06/2020	09/09/2020	$	(618)	(618)
	0.880	05/04/2020	07/06/2020		(538)	(539)
	1.300	05/28/2020	07/29/2020		(743)	(744)
	1.750	05/28/2020	07/29/2020		(621)	(622)
	2.426	04/15/2020	07/15/2020		(226)	(227)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	39

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BRC	1.000%	06/05/2020	08/04/2020		$	(20)	$(20)
	1.850	03/23/2020	TBD	(3)		(377)	(379)
	2.313	06/08/2020	09/10/2020			(70)	(70)
	2.318	06/05/2020	09/03/2020			(518)	(519)
	2.363	05/28/2020	08/31/2020			(833)	(834)
CDC	1.250	06/09/2020	09/09/2020			(804)	(805)
CFR	0.450	07/02/2020	TBD	(3)		(580)	(580)
	0.650	06/02/2020	07/02/2020			(576)	(576)
CSG	1.150	07/02/2020	08/06/2020			(931)	(931)
	1.250	06/22/2020	TBD	(3)		(230)	(230)
	1.500	06/02/2020	07/02/2020			(915)	(916)
	1.650	07/02/2020	08/06/2020			(736)	(736)
	1.750	06/03/2020	TBD	(3)		(241)	(241)
	1.750	06/22/2020	TBD	(3)		(619)	(619)
	2.000	06/02/2020	07/02/2020			(693)	(694)
FOB	0.450	07/02/2020	TBD	(3)		(844)	(844)
	0.650	06/02/2020	07/02/2020			(812)	(812)
	1.500	06/03/2020	TBD	(3)		(366)	(367)
GLM	2.052	07/02/2020	10/05/2020			(3,101)	(3,101)
	2.233	06/02/2020	07/02/2020			(3,055)	(3,061)
JML	0.100	04/16/2020	07/14/2020		EUR	(73)	(82)
	0.100	04/17/2020	07/17/2020			(87)	(98)
	1.500	06/22/2020	07/08/2020		$	(577)	(577)
	1.550	04/16/2020	07/08/2020			(720)	(722)
MBC	2.350	05/29/2020	08/28/2020			(192)	(192)
	2.450	05/29/2020	08/28/2020			(341)	(342)
NOM	0.650	06/22/2020	07/24/2020			(768)	(768)
	1.750	06/22/2020	07/24/2020			(993)	(994)
RTA	3.270	04/24/2020	07/23/2020			(660)	(664)
	3.348	04/22/2020	07/24/2020			(1,012)	(1,019)
SAL	3.381	05/19/2020	08/21/2020			(1,168)	(1,173)
SOG	0.750	06/12/2020	09/14/2020			(826)	(827)
	0.750	07/01/2020	TBD	(3)		(1,301)	(1,301)
	0.850	06/22/2020	07/27/2020			(2,172)	(2,172)
	0.950	06/19/2020	08/18/2020			(1,623)	(1,623)
	1.000	04/22/2020	TBD	(3)		(29)	(29)
	1.050	06/12/2020	09/14/2020			(993)	(993)
	1.050	06/24/2020	09/14/2020			(680)	(680)
	1.250	05/15/2020	08/14/2020			(108)	(108)
	1.300	04/22/2020	TBD	(3)		(809)	(811)
TDM	0.500	06/12/2020	TBD	(3)		(393)	(393)
UBS	0.550	06/04/2020	07/06/2020			(425)	(425)
	0.550	06/15/2020	07/15/2020			(153)	(153)
	0.550	07/06/2020	08/07/2020			(436)	(436)
	1.250	06/15/2020	07/15/2020			(235)	(236)
	1.250	06/25/2020	07/27/2020			(540)	(540)
	1.250	06/29/2020	07/31/2020			(372)	(372)
	1.350	06/09/2020	07/09/2020			(492)	(493)
	1.350	06/17/2020	07/17/2020			(1,328)	(1,329)
	1.350	06/29/2020	07/31/2020			(71)	(71)
	1.450	06/15/2020	07/15/2020			(831)	(831)
	1.500	06/05/2020	07/06/2020			(193)	(193)
	1.500	06/09/2020	07/09/2020			(98)	(98)
	1.500	06/15/2020	07/15/2020			(195)	(195)
	1.500	06/17/2020	07/01/2020			(433)	(434)
	1.500	06/25/2020	07/27/2020			(218)	(218)
	1.500	07/06/2020	08/07/2020			(209)	(209)

Total Reverse Repurchase Agreements							$(42,895)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.3)%
Uniform Mortgage-Backed Security, TBA	3.000%	08/01/2050	$1,000	$(1,049)	$(1,051)

Total Short Sales (1.3)%				$(1,049)	$(1,051)

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(1,465)	$0	$(1,465)	$1,511	$46
BPS	0	(3,294)	0	(3,294)	3,742	448
BRC	0	(1,822)	0	(1,822)	2,373	551
CDC	0	(805)	0	(805)	952	147
CFR	0	(1,156)	0	(1,156)	660	(496)
CSG	0	(4,367)	0	(4,367)	3,905	(462)
FICC	959	0	0	959	(978)	(19)
FOB	0	(2,023)	0	(2,023)	1,445	(578)
GLM	0	(6,162)	0	(6,162)	3,866	(2,296)
JML	0	(1,479)	0	(1,479)	1,656	177
MBC	0	(534)	0	(534)	823	289
NOM	0	(1,762)	0	(1,762)	1,936	174
RTA	0	(1,683)	0	(1,683)	2,654	971
SAL	2,500	(1,173)	0	1,327	129	1,456
SOG	0	(8,544)	0	(8,544)	9,453	909
TDM	0	(393)	0	(393)	420	27
UBS	0	(6,233)	0	(6,233)	8,827	2,594

Total Borrowings and Other Financing Transactions	$3,459	$(42,895)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(434)	$(14,034)	$(5,499)	$(2,827)	$(22,794)
Convertible Bonds & Notes	0	(994)	0	0	(994)
U.S. Government Agencies	0	(1,692)	(834)	0	(2,526)
Non-Agency Mortgage-Backed Securities	0	(4,743)	(781)	0	(5,524)
Asset-Backed Securities	0	0	(1,515)	0	(1,515)
Sovereign Issues	0	(544)	0	0	(544)
Preferred Securities	0	0	0	(241)	(241)

Total Borrowings	$(434)	$(22,007)	$(8,629)	$(3,068)	$(34,138)

Payable for reverse repurchase agreements(5)					$(34,138)

(n)	Securities with an aggregate market value of $45,950 and cash of $1,475 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(44,670) at a weighted average interest rate of 2.240%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(8,757) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME S&P 500 July 2020 Futures	$2,940.000	07/17/2020	50	$13	$663	$334

Total Purchased Options					$663	$334

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	41

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME S&P 500 July 2020 Futures	$3,095.000	07/17/2020	50	$13	$(1,200)	$(777)

Total Written Options					$(1,200)	$(777)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2020	268	$41,409	$283	$552	$0

Total Futures Contracts				$283	$552	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	4,900	$369	$5	$374	$0	$(3)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	(246)	(531)	9	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		$4,400	(73)	(408)	(481)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		600	(7)	(60)	(67)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		4,400	(78)	(529)	(607)	8	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		500	0	(69)	(69)	1	0
Receive(1)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		200	(6)	0	(6)	0	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,700	(17)	3,118	3,101	0	(58)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	34,900	35	3,229	3,264	51	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	8	(10)	0	(2)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	13	(119)	0	(4)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		9,400	39	(4,068)	(4,029)	8	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		400	48	(14)	34	0	(1)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		1,000	171	(1)	170	0	(1)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050	GBP	1,100	24	(160)	(136)	0	(7)

Total Swap Agreements							$70	$818	$888	$78	$(76)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$334	$552	$78	$964	$(777)	$0	$(76)	$(853)

(p)

Securities with an aggregate market value of $1,294 and cash of $1,834 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2020	BRL	447		$83	$1	$0
	07/2020		$82	BRL	448	1	0

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	07/2020	CAD	98		$71	$0	$(1)
	07/2020	EUR	278		313	1	0
	07/2020		$284	EUR	251	0	(2)
	07/2020		162	PEN	557	0	(5)
	08/2020	JPY	18,400		$172	2	0
	09/2020		$402	PEN	1,376	0	(14)

DUB	07/2020	BRL	448		$82	0	(1)
	07/2020		$85	BRL	448	0	(2)
	08/2020	BRL	448		$85	2	0

GLM	07/2020		$99	GBP	78	0	(2)

HUS	07/2020	AUD	13		$9	0	0
	07/2020	EUR	641		720	0	(1)
	07/2020	GBP	699		866	0	0

JPM	07/2020		$89	EUR	79	0	0
	08/2020		121	JPY	13,000	0	(1)

SCX	07/2020	EUR	4,122		$4,588	0	(43)
	07/2020		$98	CLP	76,810	0	(5)
	08/2020	EUR	4,711		$5,295	0	(2)
	08/2020	JPY	11,500		105	0	(1)

Total Forward Foreign Currency Contracts						$7	$(80)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 07/01/2050	$64.000	07/07/2020	10,000	$0	$0

Total Purchased Options					$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$	121	$0	$28	$28	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	1,674	$(333)	$191	$0	$(142)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037		960	(186)	61	0	(125)

							$(519)	$252	$0	$(267)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$	75,000	$0	$1,201	$1,201	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	43

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MEI	Receive	NDDUEAFE Index	411	0.242% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/12/2021	$	2,124	$0	$213	$213	$0

MYI	Receive	NDDUEAFE Index	4,333	0.215% (3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020		24,988	0	(679)	0	(679)

UAG	Receive	NDDUEAFE Index	2,417	0.265% (3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020		13,939	0	(385)	0	(385)

									$0	$(851)	$213	$(1,064)

Total Swap Agreements									$(519)	$630	$1,442	$(1,331)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$28	$28	$0	$0	$0	$0	$28	$0	$28
BPS	2	0	0	2	0	0	0	0	2	0	2
CBK	3	0	0	3	(22)	0	0	(22)	(19)	0	(19)
DUB	2	0	0	2	(3)	0	0	(3)	(1)	0	(1)
GLM	0	0	0	0	(2)	0	0	(2)	(2)	51	49
GST	0	0	0	0	0	0	(267)	(267)	(267)	367	100
HUS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MEI	0	0	213	213	0	0	0	0	213	(260)	(47)
MYC	0	0	1,201	1,201	0	0	0	0	1,201	(1,486)	(285)
MYI	0	0	0	0	0	0	(679)	(679)	(679)	584	(95)
SCX	0	0	0	0	(51)	0	0	(51)	(51)	0	(51)
UAG	0	0	0	0	0	0	(385)	(385)	(385)	351	(34)

Total Over the Counter	$7	$0	$1,442	$1,449	$(80)	$0	$(1,331)	$(1,411)

(r)

Securities with an aggregate market value of $1,353 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$334	$0	$0	$334
Futures	0	0	552	0	0	552
Swap Agreements	0	0	0	0	78	78

	$0	$0	$886	$0	$78	$964

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7	$0	$7
Swap Agreements	0	28	213	0	1,201	1,442

	$0	$28	$213	$7	$1,201	$1,449

	$0	$28	$1,099	$7	$1,279	$2,413

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$777	$0	$0	$777
Swap Agreements	0	0	0	0	76	76

	$0	$0	$777	$0	$76	$853

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$80	$0	$80
Swap Agreements	0	267	1,064	0	0	1,331

	$0	$267	$1,064	$80	$0	$1,411

	$0	$267	$1,841	$80	$76	$2,264

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$6,442	$0	$0	$6,442
Written Options	0	0	(6,673)	0	0	(6,673)
Futures	0	0	1,381	0	0	1,381
Swap Agreements	0	(1,289)	0	0	(4,644)	(5,933)

	$0	$(1,289)	$1,150	$0	$(4,644)	$(4,783)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$52	$0	$52
Purchased Options	0	0	0	0	(3)	(3)
Swap Agreements	0	96	(4,551)	0	1,514	(2,941)

	$0	$96	$(4,551)	$52	$1,511	$(2,892)

	$0	$(1,193)	$(3,401)	$52	$(3,133)	$(7,675)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(291)	$0	$0	$(291)
Written Options	0	0	298	0	0	298
Futures	0	0	(497)	0	0	(497)
Swap Agreements	0	381	0	0	2,997	3,378

	$0	$381	$(490)	$0	$2,997	$2,888

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22	$0	$22
Swap Agreements	0	(100)	(133)	0	(1,281)	(1,514)

	$0	$(100)	$(133)	$22	$(1,281)	$(1,492)

	$0	$281	$(623)	$22	$1,716	$1,396

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	45

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,597	$3,185	$7,782
Corporate Bonds & Notes
Banking & Finance	0	7,777	1,223	9,000
Industrials	0	22,760	13	22,773
Utilities	0	5,318	0	5,318
Convertible Bonds & Notes
Industrials	0	1,487	0	1,487
Utilities	0	1	0	1
Municipal Bonds & Notes
Illinois	0	45	0	45
West Virginia	0	1,905	0	1,905
U.S. Government Agencies	444	47,546	0	47,990
Non-Agency Mortgage-Backed Securities	0	23,925	246	24,171
Asset-Backed Securities	0	8,958	4,254	13,212
Sovereign Issues	0	3,410	0	3,410
Common Stocks
Communication Services	147	0	1	148
Consumer Discretionary	923	0	0	923
Energy	10	2	40	52
Industrials	0	0	200	200
Real Estate	0	0	390	390
Utilities	64	0	0	64
Warrants
Communication Services	0	295	0	295
Preferred Securities
Banking & Finance	0	999	0	999
Industrials	0	22	2,229	2,251

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$3,459	$0	$3,459
Short-Term Notes	0	333	0	333
Argentina Treasury Bills	0	584	0	584
U.S. Treasury Bills	0	9,076	0	9,076

Total Investments	$1,588	$142,499	$11,781	$155,868

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,051)	$0	$(1,051)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	886	78	0	964
Over the counter	0	1,449	0	1,449

	$886	$1,527	$0	$2,413

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(777)	(76)	0	(853)
Over the counter	0	(1,411)	0	(1,411)

	$(777)	$(1,487)	$0	$(2,264)

Total Financial Derivative Instruments	$109	$40	$0	$149

Totals	$1,697	$141,488	$11,781	$154,966

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2020:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$2,293	$3,763	$(2,343)	$(15)	$(573)	$(80)	$140	$0	$3,185	$20
Corporate Bonds & Notes
Banking & Finance	1,136	0	0	0	0	87	0	0	1,223	87
Industrials	0	22	0	1	0	(10)	0	0	13	(10)
Non-Agency Mortgage-Backed Securities	316	0	(62)	3	26	(37)	0	0	246	(38)
Asset-Backed Securities	8,335	0	(742)	9	65	(3,412)	0	(1)	4,254	(3,448)
Common Stocks
Communication Services	0	0	0	0	0	0	1	0	1	0
Energy	187	36	(68)	0	10	(113)	0	(12)	40	4
Industrials	220	0	0	0	0	(120)	100	0	200	(120)
Real Estate	0	390	0	0	0	0	0	0	390	0
Warrants
Industrials	143	0	0	0	0	(143)	0	0	0	(143)
Preferred Securities
Industrials	2,827	305	0	0	0	(903)	0	0	2,229	(903)

Totals	$15,457	$4,516	$(3,215)	$(2)	$(472)	$(4,731)	$241	$(13)	$11,781	$(4,551)

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$67	Other Valuation Techniques(2)	—	—	—
	3,118	Third Party Vendor	Broker Quote	63.000-108.750	91.423
Corporate Bonds & Notes
Banking & Finance	1,223	Reference Instrument	Option Adjusted Spread	660.300 bps	—
Industrials	13	Other Valuation Techniques(2)	—	—	—
Non-Agency Mortgage-Backed Securities	246	Proxy Pricing	Base Price	1.500-96.125	90.450
Asset-Backed Securities	260	Other Valuation Techniques(2)	—	—	—
	3,994	Proxy Pricing	Base Price	77.000-53,400.000	21,329.400
Common Stocks
Communication Services	1	Other Valuation Techniques(2)	—	—	—
Energy	40	Other Valuation Techniques(2)	—	—	—
Industrials	100	Other Valuation Techniques(2)	—	—	—
	100	Third Party Vendor	Broker Quote	$3.700	—
Real Estate	390	Reference Instrument	Future Dividend Rate	5.230	—
Preferred Securities
Industrials	2,229	Fundamental Valuation	Company Equity Value	$526,100,000.000	—

Total	$11,781

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	47

Schedule of Investments PIMCO Income Opportunity Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 172.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 22.1%

Advanz Pharma Corp.
6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$3,132	$2,909

Al Convoy (Luxembourg) SARL
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		200	191

Altice France S.A.
4.185% (LIBOR03M + 4.000%) due 08/14/2026 ~		197	190

Ancestry.com Operations, Inc.
4.750% (LIBOR03M + 3.750%) due 10/19/2023 ~		198	189

Boels Topholding BV
TBD% due 02/05/2027	EUR	1,000	1,083

Caesars Resort Collection LLC
TBD% due 06/19/2025		$1,000	943
2.928% (LIBOR03M + 2.750%) due 12/23/2024 ~		2,992	2,681

CenturyLink, Inc.
2.428% (LIBOR03M + 2.250%) due 03/15/2027 ~		498	471

Clay Holdco BV
4.000% (EUR003M + 4.000%) due 10/30/2025 ~	EUR	1,262	1,365

Delta Air Lines, Inc.
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~		$300	295

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		2,898	2,572

Elanco Animal Health, Inc.
TBD% due 02/04/2027		87	83

Emerald TopCo, Inc.
4.260% (LIBOR03M + 3.500%) due 07/24/2026 ~		21	20

Encina Private Credit LLC
4.514% (LIBOR03M + 3.514%) due 11/30/2025 «~		5,616	5,616

Envision Healthcare Corp.
3.928% (LIBOR03M + 3.750%) due 10/10/2025 ~		11,292	7,590

EyeCare Partners LLC
TBD% due 02/18/2027 µ		9	8
4.058% (LIBOR03M + 3.750%) due 02/05/2027 ~		37	34

Fleet U.S. Bidco, Inc.
4.322% (LIBOR03M + 3.250%) due 10/07/2026 «~		10	10

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 «~(d)		475	425

Froneri International PLC
2.428% (LIBOR03M + 2.250%) due 01/29/2027 ~		98	93

Frontier Communications Corp.
5.350% - 6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~		6,155	6,026

Illuminate Buyer LLC
TBD% due 06/16/2027		1,000	987

Ingersoll Rand Co. Ltd.
1.928% (LIBOR03M + 1.750%) due 03/01/2027 ~		35	33

Innophos, Inc.
3.928% (LIBOR03M + 3.750%) due 02/04/2027 «~		17	17

Intelsat Jackson Holdings S.A.
6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		216	220
8.000% (PRIME + 4.750%) due 11/27/2023 ~		870	871
8.750% (PRIME + 5.500%) due 01/02/2024 ~		34	34

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		$550	$510

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~		17	16

McDermott Technology Americas, Inc.
3.178% (LIBOR03M + 3.000%) due 6/30/2025 «~		57	53
4.178% (LIBOR03M + 4.000%) due 6/30/2025 «~		409	366

Messer Industrie GmbH
2.808% (LIBOR03M + 2.500%) due 03/01/2026 ~		51	49

MH Sub LLC
4.572% (LIBOR03M + 3.750%) due 09/13/2024 ~		68	65

Nascar Holdings, Inc.
2.930% (LIBOR03M + 2.750%) due 10/19/2026 ~		46	44

NCI Building Systems, Inc.
3.941% (LIBOR03M + 3.750%) due 04/12/2025 ~		248	237

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «		553	564
TBD% - 2.000% due 10/25/2023 ^(e)		12,698	3,313
14.000% (LIBOR03M + 12.750%) due 10/07/2020 «~µ		3,360	3,444

Ortho-Clinical Diagnostics S.A.
3.429% (LIBOR03M + 3.250%) due 06/30/2025 ~		6,822	6,387

Otterham Property Finance Designated Activity Company
3.000% (EUR003M + 3.000%) due 09/03/2026 «~(l)	EUR	9,170	9,993

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)		$300	326

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~		3,653	3,616

PUG LLC
3.678% (LIBOR03M + 3.500%) due 02/12/2027 «~		24	21

Refinitiv U.S. Holdings, Inc.
3.428% (LIBOR03M + 3.250%) due 10/01/2025 ~		659	646

Sequa Mezzanine Holdings LLC
6.000% (LIBOR03M + 5.000%) due 11/28/2021 ~		1,122	1,031
10.000% (LIBOR03M + 9.000%) due 04/28/2022 «~		4,580	3,343

Sierra Hamilton LLC
15.000% due 09/12/2023 «(j)		11	11

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		85	83

Starfruit Finco BV
3.188% (LIBOR03M + 3.000%) due 10/01/2025 ~		182	172

Summer (BC) Holdco B SARL
5.331% (LIBOR03M + 4.750%) due 12/04/2026 «~		2,189	2,025

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~		261	250

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		4,439	3,185

U.S. Renal Care, Inc.
5.178% (LIBOR03M + 5.000%) due 06/26/2026 ~		301	290

Univision Communications, Inc.
2.928% - 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		6,900	6,412

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		$1	$1

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		6	4

Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~		3,332	2,074
8.250% (PRIME + 5.000%) due 03/29/2021 «~		8,202	5,168

Zayo Group Holdings, Inc.
3.178% (LIBOR03M + 3.000%) due 03/09/2027 ~		200	190

Total Loan Participations and Assignments (Cost $107,022)			88,845

CORPORATE BONDS & NOTES 67.6%

BANKING & FINANCE 20.8%

Ally Financial, Inc.
8.000% due 11/01/2031 (n)		591	754

Ambac Assurance Corp.
5.100% due 12/31/2049 (i)		1	1

Ambac LSNI LLC
6.000% due 02/12/2023 •(n)		513	508

Ardonagh Midco PLC
8.375% due 07/15/2023 (n)	GBP	8,360	10,772

Banco BTG Pactual S.A.
4.500% due 01/10/2025 (n)		$200	196

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	500	145

Bank of Nova Scotia
4.900% due 06/04/2025 •(i)(k)		$2,718	2,720

Barclays Bank PLC
7.625% due 11/21/2022 (k)(n)		400	436

Barclays PLC
3.250% due 01/17/2033	GBP	100	131
7.125% due 06/15/2025 •(i)(k)(n)		200	246
7.250% due 03/15/2023 •(i)(k)(n)		2,055	2,537
7.875% due 09/15/2022 •(i)(k)(n)		1,970	2,453
8.000% due 06/15/2024 •(i)(k)		$250	259

Brookfield Finance, Inc.
3.900% due 01/25/2028		8	9
4.700% due 09/20/2047 (n)		34	39

CBL & Associates LP
4.600% due 10/15/2024 ^(e)(n)		968	279
5.250% due 12/01/2023 ^(e)(j)		82	23
5.950% due 12/15/2026 ^(e)(n)		409	119

Charles Schwab Corp.
5.375% due 06/01/2025 •(i)		400	428

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(i)(k)	EUR	200	232

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(k)(n)		$300	327

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(k)(n)		200	208

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025 (n)		144	131

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024 (n)		139	128

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	18	20

Equitable Holdings, Inc.
5.000% due 04/20/2048		$6	7

ESH Hospitality, Inc.
4.625% due 10/01/2027		42	40

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030 (n)		1,600	1,727

Ford Motor Credit Co. LLC
0.410% due 12/01/2024 •(n)	EUR	100	95

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		$252	228
6.750% due 03/15/2022 (n)		320	308

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital Funding LLC
4.400% due 05/15/2030 (n)		$1,000	$1,041

GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025 (n)		1,000	1,050

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(k)(n)	GBP	200	243
6.000% due 09/29/2023 •(i)(k)(n)	EUR	1,000	1,171

Hudson Pacific Properties LP
3.250% due 01/15/2030 (n)		$1,000	970

Hunt Cos., Inc.
6.250% due 02/15/2026		16	15

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		200	199

ING Groep NV
5.750% due 11/16/2026 •(i)(k)		300	298

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		42	42

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		22	18

Lloyds Banking Group PLC
5.125% due 12/27/2024 •(i)(k)(n)	GBP	200	227
7.500% due 06/27/2024 •(i)(k)		$200	208
7.500% due 09/27/2025 •(i)(k)(n)		1,740	1,806
7.625% due 06/27/2023 •(i)(k)(n)	GBP	700	888
7.875% due 06/27/2029 •(i)(k)(n)		3,284	4,537

Navient Corp.
5.625% due 08/01/2033		$55	42
6.150% due 03/10/2021 (n)		200	197
7.250% due 01/25/2022 (n)		100	100

Newmark Group, Inc.
6.125% due 11/15/2023 (n)		66	66

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		100	98
2.201% (US0003M + 0.890%) due 01/13/2022 ~		100	96
3.875% due 09/21/2023 (n)		1,000	1,002

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		21	21

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		2,900	3,223

Regency Centers LP
3.700% due 06/15/2030 (n)		400	431

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(k)		400	402
8.000% due 08/10/2025 •(i)(k)(n)		1,900	2,102

Sabra Health Care LP
4.800% due 06/01/2024 (n)		112	112

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(k)(n)	GBP	3,117	3,952
7.375% due 06/24/2022 •(i)(k)(n)		3,240	4,116

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (n)		$4,000	4,258

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(k)(n)		200	199
7.375% due 10/04/2023 •(i)(k)(n)		400	403

Springleaf Finance Corp.
6.875% due 03/15/2025		59	61

SVB Financial Group
3.125% due 06/05/2030 (n)		200	215

Tesco Property Finance PLC
6.052% due 10/13/2039 (n)	GBP	1,533	2,559

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$807	263

TP ICAP PLC
5.250% due 01/26/2024 (n)	GBP	1,000	1,336

UniCredit SpA
7.830% due 12/04/2023 (n)		$2,100	2,431

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	961	1,214
7.395% due 03/28/2024		800	1,033

Uniti Group LP
7.875% due 02/15/2025 (n)		$8,004	8,137

Uniti Group, Inc.
6.000% due 04/15/2023 (n)		1,415	1,384

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VEREIT Operating Partnership LP
4.625% due 11/01/2025 (n)		$100	$108

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (n)		7,720	5,664

			83,444

INDUSTRIALS 37.6%

AA Bond Co. Ltd.
2.875% due 07/31/2043 (n)	GBP	2,200	2,655

Adient U.S. LLC
9.000% due 04/15/2025 (n)		$100	108

Aker BP ASA
3.750% due 01/15/2030 (n)		150	141

Albertsons Cos., Inc.
3.500% due 02/15/2023		13	13
4.625% due 01/15/2027		5	5
4.875% due 02/15/2030		9	9

Alcon Finance Corp.
2.600% due 05/27/2030 (n)		200	206

Altice Financing S.A.
2.250% due 01/15/2025 (n)	EUR	100	106
7.500% due 05/15/2026 (n)		$2,290	2,405

Altice France S.A.
2.125% due 02/15/2025 (n)	EUR	200	211
7.375% due 05/01/2026 (n)		$738	771

Amdocs Ltd.
2.538% due 06/15/2030 (n)		1,000	998

Arconic Corp.
6.000% due 05/15/2025 (n)		200	206
6.125% due 02/15/2028		17	17

Associated Materials LLC
9.000% due 01/01/2024 (n)		6,073	5,229

Avon International Capital PLC
6.500% due 08/15/2022		22	22

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		19	19

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)(n)		149	105

Boeing Co.
4.508% due 05/01/2023 (n)		238	251
4.875% due 05/01/2025 (n)		326	355
5.040% due 05/01/2027 (n)		254	280
5.150% due 05/01/2030 (n)		703	786
5.705% due 05/01/2040 (n)		867	983
5.805% due 05/01/2050 (n)		1,125	1,330
5.930% due 05/01/2060 (n)		1,249	1,482

Bombardier, Inc.
5.750% due 03/15/2022 (n)		710	526
6.000% due 10/15/2022 (n)		485	341
6.125% due 01/15/2023 (n)		1,941	1,337
7.500% due 12/01/2024 (n)		1,046	683
7.500% due 03/15/2025 (n)		1,311	860
7.875% due 04/15/2027 (n)		157	103
8.750% due 12/01/2021		38	31

Brink’s Co.
5.500% due 07/15/2025		1,800	1,838

Broadcom, Inc.
4.150% due 11/15/2030 (n)		640	698
4.300% due 11/15/2032 (n)		784	868
5.000% due 04/15/2030 (n)		100	115

Camelot Finance S.A.
4.500% due 11/01/2026		5	5

CCO Holdings LLC
4.500% due 08/15/2030 (n)		106	109
4.750% due 03/01/2030 (n)		124	127

Charter Communications Operating LLC
4.800% due 03/01/2050 (n)		149	170

Citrix Systems, Inc.
3.300% due 03/01/2030 (n)		87	93

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (n)		114	106

Colt Merger Sub, Inc.
6.250% due 07/01/2025 (c)		2,262	2,250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Community Health Systems, Inc.
6.250% due 03/31/2023 (n)		$8,580	$8,099
8.000% due 03/15/2026 (n)		639	605
8.625% due 01/15/2024 (n)		1,220	1,197

Connect Finco SARL
6.750% due 10/01/2026		40	38

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025 (n)		66	62
7.707% due 10/02/2022 (n)		72	69

Corning, Inc.
5.450% due 11/15/2079		50	60

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(e)		200	0

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		2,107	2,626

Dell International LLC
6.200% due 07/15/2030 (n)		100	117

Delta Air Lines, Inc.
7.000% due 05/01/2025 (n)		2,500	2,583
7.375% due 01/15/2026 (n)		920	891

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (n)		438	421
10.750% due 09/01/2024 (n)		996	900

DISH DBS Corp.
5.875% due 07/15/2022		4	4

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		1,600	1,520

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (n)		1,400	1,516

Empresa de Transporte de Pasajeros Metro S.A.
4.700% due 05/07/2050 (n)		200	230

Energizer Holdings, Inc.
4.750% due 06/15/2028 (c)		1,800	1,770

Energy Transfer Operating LP
2.900% due 05/15/2025		17	17
3.750% due 05/15/2030 (n)		52	51
5.000% due 05/15/2050 (n)		52	49

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		1,344	643

Exela Intermediate LLC
10.000% due 07/15/2023		74	18

Expedia Group, Inc.
6.250% due 05/01/2025 (n)		1,500	1,605
7.000% due 05/01/2025 (n)		600	625

Ferroglobe PLC
9.375% due 03/01/2022		200	76

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		924	873
6.875% due 03/01/2026 (n)		618	587

Flex Ltd.
4.875% due 06/15/2029		15	17

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		3,490	3,045

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,900	3,718

Full House Resorts, Inc.
8.575% due 01/31/2024		$194	187
9.738% due 02/02/2024		17	16

Gap, Inc.
8.375% due 05/15/2023 (n)		400	437
8.625% due 05/15/2025 (n)		2,000	2,126
8.875% due 05/15/2027 (n)		1,000	1,077

Gartner, Inc.
4.500% due 07/01/2028		1,000	1,014

General Electric Co.
4.350% due 05/01/2050 (n)		1,500	1,489
5.875% due 01/14/2038		10	11
6.150% due 08/07/2037 (n)		109	126
6.875% due 01/10/2039 (n)		28	34

General Motors Co.
6.800% due 10/01/2027 (l)(n)		200	233

Griffon Corp.
5.750% due 03/01/2028		10	10

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	49

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCA, Inc.
3.500% due 09/01/2030		$50	$48

Hilton Domestic Operating Co., Inc.
5.375% due 05/01/2025 (n)		300	300
5.750% due 05/01/2028 (n)		300	304

iHeartCommunications, Inc.
6.375% due 05/01/2026 (n)		778	772
8.375% due 05/01/2027 (n)		238	219

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)(n)	EUR	175	196

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)(n)		121	134

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)(n)		$271	276

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(n)		256	261

Innophos Holdings, Inc.
9.375% due 02/15/2028 (n)		87	86

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		125	32

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(n)		3,103	1,776
8.000% due 02/15/2024 (n)		85	86
8.500% due 10/15/2024 ^(e)(n)		7,884	4,765
9.750% due 07/15/2025 ^(e)(n)		2,947	1,815

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)(n)		3,549	257
8.125% due 06/01/2023 ^(e)(n)		966	60

Kraft Heinz Foods Co.
3.875% due 05/15/2027 (n)		458	479
3.950% due 07/15/2025		26	28
4.250% due 03/01/2031 (n)		458	487
5.200% due 07/15/2045 (n)		100	109
5.500% due 06/01/2050 (n)		458	490

Leidos, Inc.
3.625% due 05/15/2025 (n)		100	109
4.375% due 05/15/2030 (n)		100	113

LifePoint Health, Inc.
4.375% due 02/15/2027		18	17

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		400	67

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025 (n)		200	205

Mattel, Inc.
5.875% due 12/15/2027		13	14

Melco Resorts Finance Ltd.
4.875% due 06/06/2025 (n)		200	202
5.375% due 12/04/2029 (n)		1,000	1,002
5.625% due 07/17/2027 (n)		200	203

MGM China Holdings Ltd.
5.250% due 06/18/2025 (n)		1,000	1,025
5.875% due 05/15/2026 (n)		800	826

Micron Technology, Inc.
5.327% due 02/06/2029 (n)		102	122

Moody’s Corp.
3.250% due 05/20/2050 (n)		100	108

NCL Corp. Ltd.
3.625% due 12/15/2024		50	31
12.250% due 05/15/2024 (n)		861	904

Netflix, Inc.
3.625% due 06/15/2030 (n)	EUR	119	138
3.875% due 11/15/2029 (n)		432	511
4.625% due 05/15/2029		200	250
4.875% due 06/15/2030 (n)		$100	107
5.375% due 11/15/2029		40	44

Noble Holding International Ltd.
7.875% due 02/01/2026		210	55

NVR, Inc.
3.000% due 05/15/2030 (n)		400	418

NXP BV
2.700% due 05/01/2025 (n)		100	105
3.150% due 05/01/2027 (n)		100	106
3.400% due 05/01/2030 (n)		100	108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Occidental Petroleum Corp.
1.842% (US0003M + 1.450%) due 08/15/2022 ~(n)		$2,100	$1,933

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2020 (h)(i)		1,150	4

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028 (n)		852	868
7.375% due 06/01/2025 (n)		348	354

Pacific Drilling SA
8.375% due 10/01/2023		273	69

Pan American Energy LLC
28.216% (BADLARPP) due 11/20/2020 ~	ARS	26,030	235

Par Pharmaceutical, Inc.
7.500% due 04/01/2027 (n)		$70	72

PayPal Holdings, Inc.
2.300% due 06/01/2030 (n)		200	208
3.250% due 06/01/2050 (n)		200	219

Petroleos Mexicanos
2.750% due 04/21/2027 (n)	EUR	1,400	1,244
5.350% due 02/12/2028 (n)		$452	381
5.950% due 01/28/2031 (n)		2,862	2,365
6.490% due 01/23/2027		50	46
6.500% due 03/13/2027 (n)		833	753
6.500% due 01/23/2029 (n)		962	840
6.750% due 09/21/2047 (n)		30	23
6.840% due 01/23/2030 (n)		1,545	1,358
6.950% due 01/28/2060 (n)		220	169
7.690% due 01/23/2050 (n)		80	66

Petronas Capital Ltd.
3.500% due 04/21/2030 (n)		800	891
4.550% due 04/21/2050 (n)		500	637
4.800% due 04/21/2060 (n)		500	689

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		54	55

Platin 1426 GmbH
6.875% due 06/15/2023 (n)	EUR	300	319
6.875% due 06/15/2023		250	265

Prime Security Services Borrower LLC
6.250% due 01/15/2028		$40	38

Qorvo, Inc.
4.375% due 10/15/2029 (n)		1,200	1,231

Radiate Holdco LLC
6.875% due 02/15/2023		3	3

Radiology Partners, Inc.
9.250% due 02/01/2028		30	28

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026 (n)	EUR	100	117

RELX Capital, Inc.
3.000% due 05/22/2030 (n)		$100	108

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (n)		300	298
10.875% due 06/01/2023 (n)		1,400	1,439
11.500% due 06/01/2025 (n)		2,000	2,086

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	169

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030 (n)		$327	362

Sands China Ltd.
4.375% due 06/18/2030 (n)		400	418
4.600% due 08/08/2023 (n)		200	211
5.125% due 08/08/2025 (n)		200	217
5.400% due 08/08/2028 (n)		1,758	1,947

Seagate HDD Cayman
4.125% due 01/15/2031 (n)		200	210

Sensata Technologies, Inc.
4.375% due 02/15/2030		16	16

Sirius XM Radio, Inc.
4.125% due 07/01/2030 (n)		1,000	990

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025 (n)		100	104

Southwest Airlines Co.
4.750% due 05/04/2023 (n)		600	620
5.125% due 06/15/2027 (n)		800	831
5.250% due 05/04/2025 (n)		300	317

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Industries, Inc.
4.375% due 07/15/2030		$1,000	$992

Staples, Inc.
7.500% due 04/15/2026		9	7

T-Mobile USA, Inc.
2.550% due 02/15/2031 (n)		500	503

TEGNA, Inc.
4.625% due 03/15/2028 (n)		121	112

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (n)		288	279
3.650% due 11/10/2021 (n)		100	100

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021 (n)		248	244
2.800% due 07/21/2023 (n)		1,500	1,422
3.250% due 04/15/2022 (n)	EUR	200	224
6.000% due 01/31/2025 (n)		100	119

Times Square Hotel Trust
8.528% due 08/01/2026		$3,332	3,629

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		1,543	1,708
5.750% due 09/30/2039 (n)		8,796	10,430

TransDigm, Inc.
5.500% due 11/15/2027		24	21

Transocean Guardian Ltd.
5.875% due 01/15/2024		30	27

Transocean Pontus Ltd.
6.125% due 08/01/2025 (n)		80	71

Transocean, Inc.
7.250% due 11/01/2025 (n)		160	90
7.500% due 01/15/2026		34	19
8.000% due 02/01/2027		54	31

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		12	12

Triumph Group, Inc.
5.250% due 06/01/2022		22	19
6.250% due 09/15/2024		32	27

U.S. Renal Care, Inc.
10.625% due 07/15/2027		46	48

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (n)		400	324

United Airlines Pass-Through Trust
3.500% due 09/01/2031 (n)		933	877

United Group BV
3.125% due 02/15/2026 (n)	EUR	100	106
3.625% due 02/15/2028 (n)		100	106
4.875% due 07/01/2024 (n)		100	112

Univision Communications, Inc.
5.125% due 02/15/2025 (n)		$750	709
9.500% due 05/01/2025 (n)		300	319

Vail Resorts, Inc.
6.250% due 05/15/2025 (n)		100	105

Valaris PLC
5.750% due 10/01/2044 ^(e)(j)		88	7
7.750% due 02/01/2026 ^(e)		10	1

Vale Overseas Ltd.
6.250% due 08/10/2026 (n)		114	134
6.875% due 11/21/2036 (n)		335	439
6.875% due 11/10/2039 (n)		159	208

ViaSat, Inc.
5.625% due 09/15/2025		50	48
5.625% due 04/15/2027		10	10

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		3,700	3,920

VMware, Inc.
4.700% due 05/15/2030 (n)		200	221

Walt Disney Co.
3.500% due 05/13/2040 (n)		800	875
3.600% due 01/13/2051 (n)		1,400	1,564
3.800% due 05/13/2060 (n)		900	1,036

Western Midstream Operating LP
2.161% (US0003M + 0.850%) due 01/13/2023 ~		35	32
5.250% due 02/01/2050		17	15

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WMG Acquisition Corp.
3.875% due 07/15/2030		$1,000	$1,013

Wyndham Destinations, Inc.
3.900% due 03/01/2023		48	45
4.625% due 03/01/2030		17	16
5.400% due 04/01/2024		2	2
5.750% due 04/01/2027 (n)		510	493

Wynn Macau Ltd.
5.125% due 12/15/2029 (n)		1,200	1,167
5.500% due 01/15/2026 (n)		1,000	993
5.500% due 10/01/2027 (n)		400	397

YPF S.A.
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	5,140	48

Zayo Group Holdings, Inc.
4.000% due 03/01/2027 (n)		$218	207
6.125% due 03/01/2028		50	49

			151,070

UTILITIES 9.2%

AT&T, Inc.
3.500% due 06/01/2041 (n)		511	539
3.650% due 06/01/2051 (n)		611	640
3.850% due 06/01/2060 (n)		484	516

CenturyLink, Inc.
4.000% due 02/15/2027		52	50

Edison International
5.750% due 06/15/2027 (n)		44	51

Frontier Communications Corp.
8.000% due 04/01/2027 (n)		78	79

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (n)		200	209

Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021 (n)		381	391
6.510% due 03/07/2022 (n)		3,400	3,654
8.625% due 04/28/2034 (n)		1,081	1,655

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(n)		417	357

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)(n)		2,237	671

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		24	20

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)(n)		441	482
2.950% due 03/01/2026 ^(e)(n)		793	857
3.250% due 09/15/2021 ^(e)		67	73
3.250% due 06/15/2023 ^(e)(n)		621	676
3.300% due 03/15/2027 ^(e)(n)		1,326	1,443
3.400% due 08/15/2024 ^(e)(n)		279	308
3.500% due 10/01/2020 ^(e)(n)		695	759
3.500% due 06/15/2025 ^(e)(n)		327	362
3.750% due 08/15/2042 ^(e)		16	17
3.850% due 11/15/2023 ^(e)		17	19
4.000% due 12/01/2046 ^(e)		8	8
4.250% due 05/15/2021 ^(e)(n)		1,323	1,447
4.300% due 03/15/2045 ^(e)		18	20
4.500% due 12/15/2041 ^(e)(n)		17	19
4.600% due 06/15/2043 ^(e)		26	29
4.750% due 02/15/2044 ^(e)(n)		513	606
5.125% due 11/15/2043 ^(e)(n)		826	976
5.400% due 01/15/2040 ^(e)		10	12
5.800% due 03/01/2037 ^(e)(n)		2,194	2,623
6.050% due 03/01/2034 ^(e)(n)		1,096	1,309
6.250% due 03/01/2039 ^(e)(n)		448	536
6.350% due 02/15/2038 ^(e)(n)		206	247

Pacific Gas and Electric Co.
4.650% due 08/01/2028		631	759

Petrobras Global Finance BV
5.093% due 01/15/2030 (n)		1,480	1,477
6.250% due 12/14/2026 (n)	GBP	2,484	3,271
6.625% due 01/16/2034 (n)		200	253

RCS & RDS S.A.
2.500% due 02/05/2025 (n)	EUR	100	108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
9.250% due 07/06/2024 (n)	$1,453	$1,489
9.750% due 01/06/2027 (n)	520	540

Southern California Edison Co.
3.650% due 03/01/2028	4	4
3.650% due 02/01/2050	17	19
4.650% due 10/01/2043 (n)	200	246
4.875% due 03/01/2049	11	14
5.750% due 04/01/2035	8	11
6.000% due 01/15/2034	2	3
6.650% due 04/01/2029 (n)	48	60

Sprint Communications, Inc.
6.000% due 11/15/2022 (n)	562	594

Sprint Corp.
7.125% due 06/15/2024 (n)	959	1,085
7.250% due 09/15/2021 (n)	1,606	1,685
7.875% due 09/15/2023 (n)	3,461	3,902

Talen Energy Supply LLC
6.625% due 01/15/2028	16	16

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)	80	69

		37,265

Total Corporate Bonds & Notes (Cost $276,454)		271,779

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024	33	55

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)	18	3

Total Convertible Bonds & Notes (Cost $74)		58

MUNICIPAL BONDS & NOTES 1.0%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	36	39

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	73

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	25	28
7.350% due 07/01/2035	15	17

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	65	66

		223

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	115	115

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	28,100	1,418
7.467% due 06/01/2047	2,290	2,308

		3,726

Total Municipal Bonds & Notes (Cost $4,562)		4,064

U.S. GOVERNMENT AGENCIES 3.5%

Fannie Mae
4.500% due 04/25/2042 (a)(n)	1,781	222
5.000% due 06/25/2050 (a)(n)	3,029	456
5.935% due 07/25/2029 •(n)	720	769

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.000% due 02/25/2046 (b)(h)(n)	$4,160	$3,821
0.100% due 05/25/2020 - 02/25/2046 (a)	47,898	18
0.700% due 11/25/2055 ~(a)(n)	22,972	1,688
1.010% due 10/25/2020 ~(a)	11,696	0
5.335% due 10/25/2029 •(n)	750	788
5.910% due 06/25/2050 •(a)	2,300	457
5.960% due 05/25/2050 •(a)	800	161
6.115% due 05/15/2037 •(a)(n)	1,605	346

Uniform Mortgage-Backed Security
4.000% due 10/01/2040	11	12

Uniform Mortgage-Backed Security, TBA
2.000% due 09/01/2050	4,800	4,888
2.500% due 08/01/2050	500	520

Total U.S. Government Agencies (Cost $14,217)		14,146

NON-AGENCY MORTGAGE-BACKED SECURITIES 31.4%

American Home Mortgage Investment Trust
0.455% due 03/25/2037 •	3,521	1,796

Anthracite Ltd.
5.678% due 06/20/2041	2,247	252

Banc of America Alternative Loan Trust
16.534% due 09/25/2035 ^•	807	875

Banc of America Funding Trust
3.117% due 12/20/2034 ~	617	415
3.687% due 03/20/2036 ^~	523	485
3.799% due 12/20/2036 ~	58	57
3.988% due 10/20/2046 ^~	424	343

Banc of America Mortgage Trust
4.122% due 10/20/2046 ^~	75	49

Bancorp Commercial Mortgage Trust
3.935% due 08/15/2032 •(n)	3,800	3,316

Bayview Commercial Asset Trust
0.405% due 03/25/2037 •	101	95

BCAP LLC Trust
3.209% due 05/26/2037 ~	2,551	2,396

Bear Stearns Adjustable Rate Mortgage Trust
3.345% due 03/25/2035 ~	2	2
3.591% due 08/25/2047 ^~	210	177
3.673% due 06/25/2047 ^~	174	158
3.871% due 09/25/2034 ~	62	59
4.178% due 10/25/2036 ^~	292	282
4.606% due 09/25/2034 ~	19	16

Bear Stearns ALT-A Trust
0.505% due 06/25/2046 ^•(n)	2,045	1,722
0.885% due 01/25/2035 •	45	45
1.310% due 01/25/2035 •	1,005	940
3.458% due 04/25/2035 ~	211	193
3.497% due 08/25/2036 ^~	403	402
3.552% due 05/25/2036 ^~	541	489
3.697% due 08/25/2036 ^~	384	249
3.750% due 09/25/2034 ~	257	246
3.850% due 11/25/2035 ~	44	36
3.879% due 07/25/2035 ^~	289	231
3.886% due 05/25/2035 ~	306	295
3.938% due 11/25/2036 ^~	372	274

BRAD Resecuritization Trust
2.146% due 03/12/2021 «(a)	1,616	24
6.550% due 03/12/2021 «	390	375

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	794	600

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	51	50

CD Mortgage Trust
5.688% due 10/15/2048	3,473	2,008

Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^	638	395
6.000% due 03/25/2037 ^	692	519

Citigroup Commercial Mortgage Trust
5.794% due 12/10/2049 ~	1,613	980

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029	181	184

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	51

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
3.737% due 03/25/2037 ^~		$701	$571

Citigroup Mortgage Loan Trust, Inc.
5.500% due 11/25/2035 ^		405	390

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~(n)		6,007	6,050

Commercial Mortgage Loan Trust
6.252% due 12/10/2049 ~(n)		2,043	928

Commercial Mortgage Trust
6.050% due 07/10/2046 ~(n)		2,170	2,097

Countrywide Alternative Loan Trust
0.435% due 06/25/2037 ^•		754	566
0.525% due 09/25/2035 •		3,279	2,255
0.525% due 10/25/2046 ^•		112	77
0.535% due 05/25/2036 ^•(n)		1,448	413
0.535% due 08/25/2036 ^•		1,117	538
2.354% due 11/25/2046 •		3,946	3,321
5.500% due 10/25/2035 ^		212	192
5.500% due 12/25/2035 ^		1,127	881
5.750% due 05/25/2036 ^		208	145
6.000% due 11/25/2035 ^		341	96
6.000% due 04/25/2036 ^		247	177
6.000% due 04/25/2037 ^		525	340
6.500% due 09/25/2032 ^		312	306
6.500% due 07/25/2035 ^		227	183
6.500% due 06/25/2036 ^		396	292

Countrywide Home Loan Mortgage Pass-Through Trust
2.055% due 03/25/2046 ^•		1,844	1,159
3.163% due 03/25/2037 ^~		835	706
3.196% due 06/20/2035 ~		81	77
3.427% due 08/25/2034 ^~		20	19
3.509% due 08/20/2035 ^~		52	49
3.558% due 11/25/2035 ^~		1,302	1,173
4.287% due 09/25/2047 ^~		566	500
5.500% due 08/25/2035 ^		56	47

Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032		1,044	1,105

Credit Suisse Mortgage Capital Certificates
0.987% due 11/30/2037 ~(n)		9,500	8,239

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.785% due 07/25/2036 ^•		473	96
5.896% due 04/25/2036 þ		355	248
6.500% due 05/25/2036 ^		352	190

Credit Suisse Mortgage Capital Trust
4.000% due 08/26/2058		263	267
4.303% due 08/25/2062 þ		464	472
6.500% due 07/26/2036 ^		426	188

Debussy DTC PLC
5.930% due 07/12/2025 (n)	GBP	4,454	5,326

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.335% due 02/25/2047 •		$468	314

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.250% due 07/25/2036 ^~		58	54

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		89	93

Downey Savings & Loan Association Mortgage Loan Trust
0.374% due 04/19/2047 ^•		272	237

European Residential Loan Securitisation DAC
1.993% due 03/24/2063 •	EUR	200	177
2.993% due 03/24/2063 •		300	249

Eurosail PLC
1.793% due 09/13/2045 •	GBP	1,638	1,859
2.443% due 09/13/2045 •		1,186	1,292
4.043% due 09/13/2045 •		1,017	1,222

Finsbury Square PLC
0.000% due 06/16/2070 •(c)		2,000	2,481

First Horizon Alternative Mortgage Securities Trust
3.348% due 05/25/2036 ^~		$919	821
3.422% due 08/25/2035 ^~		27	4
3.446% due 02/25/2036 ~		46	38
3.569% due 11/25/2036 ^~		767	621
6.250% due 11/25/2036 ^		74	45

First Horizon Mortgage Pass-Through Trust
3.945% due 07/25/2037 ^~		25	20

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.981% due 01/25/2037 ^~		$365	$268

GCAT LLC
3.721% due 06/25/2025 þ		8,000	8,020

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~		653	556

GMAC Mortgage Corp. Loan Trust
3.699% due 07/19/2035 ~		31	28

GreenPoint Mortgage Funding Trust
0.365% due 01/25/2037 •(n)		796	697

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~(n)		2,600	2,225
4.744% due 10/10/2032 ~		400	318

GS Mortgage Securities Trust
1.226% due 08/10/2043 ~(a)		3,338	13

GSR Mortgage Loan Trust
0.635% due 07/25/2037 ^•		300	77
3.852% due 01/25/2036 ^~		593	580
4.038% due 12/25/2034 ~		18	18
6.000% due 09/25/2034		239	257

HarborView Mortgage Loan Trust
0.384% due 02/19/2046 •(n)		1,301	1,211
0.404% due 11/19/2036 •(n)		1,947	1,694
0.754% due 06/19/2034 •		148	144
0.834% due 01/19/2035 •		177	161
3.807% due 08/19/2036 ^~		130	118

HomeBanc Mortgage Trust
0.435% due 03/25/2035 •		172	148

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	477	481

Impac CMB Trust
0.705% due 11/25/2035 ^•		$225	197

IndyMac Mortgage Loan Trust
0.645% due 04/25/2035 •		117	102
0.985% due 08/25/2034 •		145	127
1.045% due 09/25/2034 •		301	279
3.034% due 06/25/2037 ^~		229	204
3.436% due 05/25/2037 ^~		2,559	2,298
3.671% due 11/25/2036 ^~		786	751
3.810% due 12/25/2036 ^~		724	646

JPMorgan Alternative Loan Trust
3.706% due 05/25/2036 ^~		273	193
5.500% due 11/25/2036 ^~		8	5

JPMorgan Mortgage Trust
3.620% due 05/25/2036 ^~		363	320
3.790% due 07/25/2035 ~		59	57
3.945% due 10/25/2036 ^~		25	21
6.000% due 08/25/2037 ^		465	347

Landmark Mortgage Securities PLC
0.000% due 06/17/2038 •	EUR	113	126
0.416% due 06/17/2038 •	GBP	298	366

Lehman Mortgage Trust
5.960% due 04/25/2036 ^~		$233	204
6.000% due 05/25/2037 ^		863	870

MASTR Adjustable Rate Mortgages Trust
2.244% due 01/25/2047 ^•		269	457
3.747% due 10/25/2034 ~		354	314

Morgan Stanley Capital, Inc.
6.340% due 07/15/2030 ~(n)		4,138	4,216

Morgan Stanley Mortgage Loan Trust
0.495% due 01/25/2035 •		518	532
3.442% due 07/25/2035 ^~		995	891
3.767% due 01/25/2035 ^~		222	176
5.750% due 12/25/2035 ^		284	246
6.000% due 08/25/2037 ^		197	134

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		506	490

Mortgage Funding PLC
3.393% due 03/13/2046 •	GBP	1,000	1,229

Motel 6 Trust
7.111% due 08/15/2024 •		$3,320	2,631

Mulcair Securities DAC
1.310% due 04/24/2071 •	EUR	500	545

Prime Mortgage Trust
0.535% due 06/25/2036 ^•		$2,799	1,680
7.000% due 07/25/2034		145	139

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regal Trust
2.489% due 09/29/2031 •		$1	$1

Residential Accredit Loans, Inc. Trust
0.395% due 06/25/2037 •		1,294	1,063
5.500% due 04/25/2037		78	71
6.000% due 08/25/2035 ^		463	462
6.000% due 01/25/2037 ^		370	333

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		405	232
6.000% due 07/25/2037 ^		6,556	3,786

Residential Funding Mortgage Securities, Inc. Trust
5.151% due 07/27/2037 ^~		157	128
6.000% due 06/25/2037 ^		272	265

Sequoia Mortgage Trust
3.650% due 01/20/2038 ^~		169	148

Structured Adjustable Rate Mortgage Loan Trust
3.675% due 01/25/2036 ^~		840	587

Structured Asset Mortgage Investments Trust
0.395% due 08/25/2036 ^•(n)		1,676	1,471
0.645% due 05/25/2045 •		106	100

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.520% due 01/25/2034 ~		177	175

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		260	173

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 12/28/2050 •	EUR	3,600	3,203

WaMu Mortgage Pass-Through Certificates Trust
0.725% due 07/25/2045 •		$216	196
2.240% due 07/25/2046 •(n)		1,670	1,505
3.131% due 06/25/2037 ^~		1,074	970
3.211% due 11/25/2036 ^~		199	185
3.224% due 03/25/2037 ^~		371	330
3.244% due 07/25/2037 ^~(n)		1,751	1,346
3.528% due 03/25/2033 ~		49	48
3.559% due 07/25/2037 ^~		831	742

Washington Mutual Mortgage Pass-Through Certificates Trust
2.354% due 10/25/2046 ^•		382	324
3.725% due 06/25/2033 ~		67	65

Wells Fargo Mortgage-Backed Securities Trust
4.545% due 10/25/2036 ^~		10	9
4.635% due 09/25/2036 ^~		8	7

Total Non-Agency Mortgage-Backed Securities (Cost $126,734)			125,968

ASSET-BACKED SECURITIES 27.6%

Acacia CDO 5 Ltd.
2.114% due 11/08/2039 •		241	240
2.584% due 11/08/2039 •		9,100	4,691

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		200	11

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.910% due 05/25/2034 •		154	150
3.035% due 08/25/2032 •		634	625

Asset-Backed Funding Certificates Trust
0.335% due 10/25/2036 •(n)		4,365	4,151
0.745% due 10/25/2033 •		167	147
0.845% due 03/25/2035 •(n)		4,431	4,158

Bear Stearns Asset-Backed Securities Trust
0.500% due 09/25/2034 •		390	373
4.124% due 07/25/2036 ~		361	350

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	1,096

Cardiff Auto Receivables Securitisation
2.318% due 09/16/2025 •	GBP	500	605

Conseco Finance Corp.
6.220% due 03/01/2030		$26	27
6.530% due 02/01/2031 ~		826	805

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		588	636
7.960% due 05/01/2031		1,543	789
8.060% due 09/01/2029 ~		2,917	1,091
9.163% due 03/01/2033 ~		2,495	2,353

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.325% due 06/25/2035 •(n)		$6,702	$5,793
0.525% due 12/25/2036 ^•		388	258
1.460% due 02/25/2035 •(n)		951	955

Countrywide Asset-Backed Certificates Trust
4.693% due 10/25/2035 ~		1	1

Countrywide Asset-Backed Certificates Trust, Inc.
0.965% due 11/25/2034 •		237	223

Crecera Americas LLC
5.563% due 08/31/2020 •		5,406	5,415

Credit Suisse First Boston Mortgage Securities Corp.
1.235% due 02/25/2031 •		740	698

Credit-Based Asset Servicing & Securitization CBO Corp.
0.568% due 09/06/2041 •		7,846	432

Credit-Based Asset Servicing & Securitization LLC
1.505% due 12/25/2035 •		1,377	1,304

Euromax ABS PLC
0.082% due 11/10/2095 •	EUR	5,000	5,203

FBR Securitization Trust
0.865% due 10/25/2035 •		$81	80

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		224	232

GSAMP Trust
0.325% due 12/25/2036 •		997	569

Helios Issuer LLC
2.980% due 06/20/2047		4,000	4,030

Home Equity Loan Trust
0.525% due 04/25/2037 •(n)		8,700	6,625

Home Equity Mortgage Loan Asset-Backed Trust
0.425% due 04/25/2037 •(n)		12,743	9,194
0.505% due 04/25/2037 •		3,897	3,369

JPMorgan Mortgage Acquisition Trust
0.265% due 08/25/2036 •		7	4
0.375% due 03/25/2047 •		1,642	1,582

KGS-Alpha SBA COOF Trust
0.846% due 04/25/2038 «~(a)		585	14

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (n)		2,284	1,936

Lehman ABS Mortgage Loan Trust
0.275% due 06/25/2037 •		4,878	3,640

Long Beach Mortgage Loan Trust
0.375% due 02/25/2036 •(n)		2,699	2,291
0.455% due 05/25/2046 •(n)		3,137	1,467
0.890% due 11/25/2035 •(n)		3,916	2,821

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		3	929
0.000% due 03/15/2030 «(h)		1	366

Morgan Stanley ABS Capital, Inc. Trust
1.220% due 01/25/2035 •		520	329

Morgan Stanley Capital, Inc. Trust
0.365% due 03/25/2036 •		15	12

Morgan Stanley Dean Witter Capital, Inc. Trust
1.610% due 02/25/2033 •		99	99

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		10,400	2,643

NovaStar Mortgage Funding Trust
0.355% due 11/25/2036 •		1,295	545

Oakwood Mortgage Investors, Inc.
0.415% due 06/15/2032 •		10	9

Option One Mortgage Loan Trust
0.325% due 01/25/2037 •		362	259
5.662% due 01/25/2037 ^þ		5	5

Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 þ		586	599

Ownit Mortgage Loan Trust
3.097% due 10/25/2035 þ		1,953	1,254

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.060% due 10/25/2034 •(n)		1,161	1,076

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •		1,200	848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products Trust
1.310% due 08/25/2033 •		$444	$434

Saxon Asset Securities Trust
1.160% due 12/26/2034 •(n)		629	561

Securitized Asset-Backed Receivables LLC Trust
0.415% due 02/25/2037 ^•		283	169
0.860% due 01/25/2035 •		11	10

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		2	1,000

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		1	533

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 (h)		2,540	513
0.000% due 09/25/2040 (h)		1,094	380

Soloso CDO Ltd.
1.707% due 10/07/2037 •		1,300	1,014

South Coast Funding Ltd.
1.633% due 01/06/2041 •		37,134	8,524

Specialty Underwriting & Residential Finance Trust
0.335% due 06/25/2037 •(n)		4,599	3,038

Structured Asset Investment Loan Trust
0.625% due 01/25/2036 •(n)		4,888	4,591

Structured Asset Securities Corp. Mortgage Loan Trust
0.485% due 06/25/2035 •		165	163

Talon Funding Ltd.
0.817% due 06/05/2035 •		724	156

UCFC Home Equity Loan Trust
7.750% due 04/15/2030 ~		588	609

Total Asset-Backed Securities (Cost $112,578)			111,101

SOVEREIGN ISSUES 7.1%

Argentina Government International Bond
1.000% due 08/05/2021	ARS	37,924	352
2.500% due 07/22/2021		11,970	112
3.375% due 01/15/2023 ^(e)	EUR	100	44
3.380% due 12/31/2038 ^(e)(n)		3,180	1,360
5.250% due 01/15/2028 ^(e)		100	43
6.250% due 11/09/2047 ^(e)		100	43
7.820% due 12/31/2033 ^(e)(n)		6,535	3,184
7.820% due 12/31/2033 ^(e)		249	121
15.500% due 10/17/2026	ARS	35,520	129
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~		39,677	342
30.022% (BADLARPP) due 10/04/2022 ~		36	0

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~(n)		57,930	542
32.995% due 03/29/2024 ~(n)		113,639	941

Ghana Government International Bond
6.375% due 02/11/2027 (n)		$475	446
7.875% due 02/11/2035 (n)		570	519

Guatemala Government International Bond
5.375% due 04/24/2032 (n)		200	222
6.125% due 06/01/2050 (n)		300	348

Israel Government International Bond
3.800% due 05/13/2060 (n)		800	931

Mexico Government International Bond
3.900% due 04/27/2025 (n)		300	322
4.750% due 04/27/2032 (n)		900	994
5.000% due 04/27/2051 (n)		800	865

Peru Government International Bond
2.392% due 01/23/2026 (n)		300	312
2.783% due 01/23/2031 (n)		600	641
5.400% due 08/12/2034	PEN	9	3
5.940% due 02/12/2029 (n)		2,457	801
5.940% due 02/12/2029		37	12
6.150% due 08/12/2032		1,364	440
6.350% due 08/12/2028 (n)		3,215	1,075
6.900% due 08/12/2037		40	14
6.950% due 08/12/2031		744	256
8.200% due 08/12/2026		250	91
8.200% due 08/12/2026 (n)		1,824	666

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Provincia de Buenos Aires
28.192% due 04/12/2025 (n)	ARS	241,565	$1,784
28.192% due 04/12/2025		8,630	64
32.817% due 05/31/2022		8,800	73

Serbia Government International Bond
3.125% due 05/15/2027	EUR	700	824

South Africa Government International Bond
4.850% due 09/30/2029 (n)		$800	760
5.750% due 09/30/2049 (n)		800	698

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	106
4.250% due 03/13/2025 (n)		$1,100	1,028
4.625% due 03/31/2025 (n)	EUR	1,100	1,236
5.200% due 02/16/2026 (n)		400	454
5.250% due 03/13/2030 (n)		$900	810
5.600% due 11/14/2024 (n)		1,900	1,874
7.625% due 04/26/2029 (n)		1,500	1,583

Ukraine Government International Bond
4.375% due 01/27/2030 (n)	EUR	955	925

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$165	10
8.250% due 10/13/2024 ^(e)		19	1
9.250% due 09/15/2027 ^(e)		198	12

Total Sovereign Issues (Cost $41,509)			28,413

		SHARES
COMMON STOCKS 1.7%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (f)		363,781	378

iHeartMedia, Inc. «(f)		272	2

iHeartMedia, Inc. ‘A’ (f)		20,232	169

			549

CONSUMER DISCRETIONARY 0.7%

Caesars Entertainment Corp. (f)		219,638	2,664

ENERGY 0.0%

Dommo Energia S.A. (f)(l)		70,779	21

Dommo Energia S.A. «(f)(l)		351,593	81

Dommo Energia S.A. SP - ADR (f)		1,108	3

Forbes Energy Services Ltd. (f)(l)		29,625	2

			107

INDUSTRIALS 0.1%

McDermott International, Inc. «		180,732	669

Sierra +Hamilton Holder LLC «(f)(l)		200,912	2

Westmoreland Mining Holdings LLC «(f)(l)		90	1

			672

REAL ESTATE 0.4%

Uniti Group, Inc. «†(l)		182,023	1,613

UTILITIES 0.3%

Eneva S.A. (f)(l)		15,803	131

TexGen Power LLC «		33,708	1,087

			1,218

Total Common Stocks (Cost $10,261)			6,823

WARRANTS 0.3%

COMMUNICATION SERVICES 0.3%

iHeartMedia, Inc. - Exp. 05/01/2039		131,768	1,100

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	53

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	279,000	$0

Total Warrants (Cost $2,857)		1,100

PREFERRED SECURITIES 3.6%

BANKING & FINANCE 2.3%

AGFC Capital Trust
2.969% (US0003M + 1.750%) due 01/15/2067 ~(n)	2,300,000	763

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(i)(k)	200,000	233

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (i)	6,694,700	8,026

		9,022

INDUSTRIALS 1.3%

General Electric Co.
5.000% due 01/21/2021 •(i)	174,000	137

Sequa Corp. (12.000% PIK)
12.000% «(d)	6,899	5,162

		5,299

Total Preferred Securities (Cost $15,971)		14,321

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 1.7%

REAL ESTATE 1.7%

VICI Properties, Inc.		340,104	$6,867

Total Real Estate Investment Trusts (Cost $4,976)			6,867

SHORT-TERM INSTRUMENTS 5.0%

REPURCHASE AGREEMENTS (m) 3.9%
			15,454

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	16,197	160

ARGENTINA TREASURY BILLS 0.4%
28.142% due 07/31/2020 ~		14,698	147
30.365% due 08/28/2020 ~		57,451	555
32.557% due 07/13/2020 - 10/29/2020 (g)(h)		82,332	834
32.786% due 09/18/2020 ~		28,200	268

			1,804

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.7%
0.138% due 07/16/2020 - 09/17/2020 (g)(h)(q)	$2,636	$2,635

Total Short-Term Instruments (Cost $20,269)		20,053

Total Investments in Securities (Cost $737,484)		693,538

Total Investments 172.6% (Cost $737,484)		$693,538

Financial Derivative Instruments (o)(p) (0.5)% (Cost or Premiums, net $(5,579))		(1,992)

Other Assets and Liabilities, net (72.1)%		(289,756)

Net Assets 100.0%		$401,790

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†	Forward Commitment Transaction.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$18	$21	0.01%
Dommo Energia S.A.	12/03/2019	72	81	0.02
Eneva S.A.	12/21/2017 - 12/03/2019	74	131	0.03
Forbes Energy Services Ltd.	03/11/2014 - 07/31/2014	1,470	2	0.00
General Motors Co. 6.800% due 10/01/2027	05/07/2020	200	233	0.06
Otterham Property Finance Designated Activity Company 3.000% due 09/03/2026	09/26/2019	10,005	9,993	2.49
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	3,223	0.80

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Sierra Hamilton Holder LLC	07/31/2017	$51	$2	0.00%
Uniti Group, Inc.	03/13/2020	1,152	1,613	0.40
Westmoreland Mining Holdings LLC	03/26/2019	0	1	0.00

		$15,942	$15,300	3.81%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	06/30/2020	07/01/2020	$8,554	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(8,725)	$8,554	$8,554
SAL	0.130	06/30/2020	07/01/2020	6,900	U.S. Treasury Bills 0.000% due 08/13/2020	(7,040)	6,900	6,900

Total Repurchase Agreements						$(15,765)	$15,454	$15,454

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	1.044%	06/18/2020	07/21/2020		$	(744)	$(744)
BPS	0.050	06/08/2020	09/08/2020		EUR	(3,372)	(3,789)
	0.150	06/08/2020	09/08/2020			(87)	(98)
	0.450	04/06/2020	07/06/2020			(2,357)	(2,651)
	0.540	06/17/2020	07/22/2020		$	(402)	(402)
	0.550	07/06/2020	09/09/2020			(2,970)	(2,970)
	0.650	07/07/2020	08/11/2020			(643)	(643)
	0.800	06/08/2020	09/08/2020		GBP	(1,905)	(2,362)
	0.880	05/04/2020	07/06/2020		$	(2,585)	(2,589)
	0.900	05/28/2020	07/29/2020			(1,336)	(1,338)
	0.900	05/28/2020	08/28/2020		GBP	(935)	(1,159)
	1.100	07/07/2020	08/11/2020		$	(1,642)	(1,642)
	1.200	04/16/2020	07/16/2020		GBP	(4,061)	(5,045)
	1.200	06/17/2020	07/22/2020		$	(1,177)	(1,178)
	1.250	06/11/2020	08/11/2020			(2,368)	(2,369)
	1.300	06/11/2020	08/11/2020			(441)	(441)
	1.350	04/09/2020	07/08/2020		GBP	(3,585)	(4,456)
	1.400	06/11/2020	08/11/2020		$	(1,064)	(1,065)
	1.450	06/02/2020	07/07/2020			(2,218)	(2,221)
	1.550	05/06/2020	TBD	(3)		(68)	(69)
	1.550	05/28/2020	07/29/2020			(232)	(232)
	1.650	05/06/2020	TBD	(3)		(413)	(414)
	1.750	05/28/2020	07/29/2020			(1,058)	(1,060)
	1.924	05/14/2020	08/17/2020			(4,224)	(4,235)
	2.426	04/15/2020	07/15/2020			(706)	(710)
	2.520	04/27/2020	07/31/2020			(8,264)	(8,302)
BRC	0.500	03/25/2020	TBD	(3)		(107)	(107)
	1.000	06/05/2020	08/04/2020			(19)	(19)
	1.750	03/16/2020	TBD	(3)		(1,973)	(1,984)
	2.313	06/08/2020	09/10/2020			(6,891)	(6,901)
	2.313	06/09/2020	09/10/2020			(2,488)	(2,491)
	2.318	06/05/2020	09/03/2020			(1,170)	(1,172)
	2.344	06/03/2020	09/04/2020			(731)	(732)
BYR	1.412	07/06/2020	03/31/2021			(15,511)	(15,511)
CDC	0.500	06/16/2020	TBD	(3)		(3,416)	(3,417)
	0.500	07/06/2020	08/10/2020			(1,591)	(1,591)
	0.550	06/18/2020	08/21/2020			(3,194)	(3,194)
	0.600	06/01/2020	07/06/2020			(1,541)	(1,542)
	0.600	06/29/2020	09/01/2020			(2,379)	(2,379)
	1.250	06/09/2020	09/09/2020			(4,514)	(4,518)
	1.250	06/12/2020	08/11/2020			(2,177)	(2,178)
	1.250	06/18/2020	08/21/2020			(1,597)	(1,597)
	1.250	06/24/2020	08/21/2020			(702)	(702)
CEW	1.150	06/30/2020	08/04/2020			(87)	(87)
	1.250	06/22/2020	07/27/2020			(1,623)	(1,624)
	1.350	06/08/2020	09/09/2020			(1,372)	(1,373)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	55

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
	1.350%	06/11/2020	09/09/2020		$		(3,189)	$(3,192)
	1.350	06/12/2020	09/10/2020				(5,006)	(5,010)
CSG	0.650	06/02/2020	07/02/2020				(72)	(72)
	0.850	06/16/2020	TBD	(3)			(923)	(923)
	1.150	07/02/2020	08/06/2020				(1,087)	(1,087)
	1.500	06/02/2020	07/02/2020				(1,076)	(1,078)
	1.500	06/16/2020	TBD	(3)			(2,024)	(2,026)
	1.650	07/02/2020	08/06/2020				(3,056)	(3,056)
	1.750	06/03/2020	TBD	(3)			(345)	(345)
	2.000	06/02/2020	07/02/2020				(2,700)	(2,704)
DBL	0.350	04/23/2020	07/23/2020			EUR	(381)	(428)
	0.350	06/05/2020	07/23/2020				(730)	(821)
DEU	1.550	05/15/2020	11/16/2020			$	(2,975)	(2,981)
FOB	0.450	06/16/2020	TBD	(3)			(2,341)	(2,341)
	0.500	06/30/2020	TBD	(3)			(1,223)	(1,223)
	1.250	05/07/2020	TBD	(3)			(603)	(604)
	1.500	06/03/2020	TBD	(3)			(113)	(113)
GSC	1.200	06/11/2020	07/13/2020				(1,204)	(1,205)
JML	0.100	04/16/2020	07/14/2020			EUR	(357)	(401)
	0.100	04/17/2020	07/17/2020				(157)	(176)
	0.650	04/08/2020	07/08/2020			GBP	(1,618)	(2,008)
	0.750	04/14/2020	07/14/2020				(2,947)	(3,657)
	0.750	04/15/2020	07/15/2020				(1,238)	(1,536)
	0.750	04/17/2020	07/17/2020				(144)	(179)
	0.850	06/22/2020	07/08/2020			$	(2,216)	(2,217)
	1.000	05/27/2020	07/08/2020				(787)	(788)
	1.000	06/22/2020	07/08/2020				(799)	(800)
	1.200	06/15/2020	07/15/2020				(3,144)	(3,145)
	1.700	06/22/2020	07/08/2020				(3,109)	(3,110)
	1.800	05/29/2020	07/08/2020				(489)	(490)
	2.000	04/08/2020	07/06/2020			GBP	(345)	(430)
MBC	1.940	06/23/2020	07/23/2020			$	(8,477)	(8,480)
	2.040	06/23/2020	07/23/2020				(1,936)	(1,937)
	2.500	05/06/2020	07/06/2020				(3,781)	(3,796)
MEI	1.300	05/07/2020	TBD	(3)			(483)	(483)
	1.400	06/12/2020	07/14/2020				(1,293)	(1,294)
MSB	1.505	06/23/2020	09/21/2020				(909)	(909)
	1.577	08/19/2019	08/19/2020				(6,323)	(6,335)
NOM	1.400	04/29/2020	TBD	(3)			(437)	(438)
	2.750	03/26/2020	TBD	(3)			(290)	(292)
RTA	1.460	06/09/2020	09/09/2020				(2,067)	(2,069)
	2.426	04/16/2020	07/16/2020				(1,388)	(1,395)
	2.469	04/15/2020	07/15/2020				(3,819)	(3,839)
	2.556	05/04/2020	08/04/2020				(3,079)	(3,091)
SAL	2.224	05/07/2020	08/10/2020				(1,443)	(1,448)
	2.542	05/15/2020	08/13/2020				(2,983)	(2,993)
SCX	0.750	06/30/2020	07/31/2020				(1,353)	(1,353)
	1.000	04/29/2020	TBD	(3)			(1,788)	(1,792)
SOG	0.550	06/12/2020	07/17/2020				(2,602)	(2,602)
	0.600	05/07/2020	TBD	(3)			(112)	(112)
	0.600	05/11/2020	TBD	(3)			(116)	(116)
	0.600	05/18/2020	TBD	(3)			(4,013)	(4,016)
	0.650	06/10/2020	07/15/2020				(8,657)	(8,661)
	0.650	06/11/2020	07/13/2020				(10,222)	(10,225)
	0.850	06/22/2020	07/27/2020				(1,743)	(1,743)
	0.950	05/14/2020	TBD	(3)			(2,244)	(2,247)
	0.950	05/18/2020	TBD	(3)			(1,398)	(1,399)
	0.950	06/19/2020	08/18/2020				(2,854)	(2,855)
	1.150	05/27/2020	08/27/2020				(1,366)	(1,368)
	1.150	06/10/2020	09/09/2020				(2,865)	(2,867)
	1.250	05/12/2020	08/12/2020				(4,825)	(4,833)
	1.300	04/22/2020	TBD	(3)			(11,374)	(11,403)
	1.350	05/07/2020	08/05/2020				(652)	(653)
	1.350	05/08/2020	08/05/2020				(1,197)	(1,199)
	2.510	04/29/2020	07/29/2020				(2,064)	(2,073)
TDM	0.500	06/12/2020	TBD	(3)			(2,538)	(2,539)
UBS	0.100	06/15/2020	07/15/2020			EUR	(889)	(999)
	0.550	06/03/2020	07/06/2020			$	(777)	(777)
	0.550	06/04/2020	07/06/2020				(341)	(341)
	0.550	06/25/2020	07/27/2020				(1,689)	(1,689)
	0.550	07/06/2020	08/07/2020				(1,157)	(1,157)

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.650%	06/22/2020	07/22/2020		GBP	(2,733)	$(3,387)
	0.670	06/25/2020	07/24/2020			(4,342)	(5,380)
	1.050	06/18/2020	TBD	(3)	$	(151)	(151)
	1.150	06/18/2020	TBD	(3)		(989)	(989)
	1.250	06/09/2020	07/09/2020			(629)	(630)
	1.250	06/15/2020	07/06/2020			(1,206)	(1,206)
	1.250	06/15/2020	07/15/2020			(4,925)	(4,928)
	1.250	06/17/2020	07/17/2020			(2,536)	(2,537)
	1.250	06/25/2020	07/27/2020			(1,025)	(1,025)
	1.350	06/15/2020	07/15/2020			(1,065)	(1,066)
	1.500	06/15/2020	07/01/2020			(3,540)	(3,542)
	1.500	06/17/2020	07/01/2020			(327)	(327)
	1.500	06/17/2020	07/17/2020			(832)	(833)
	1.830	06/26/2020	07/24/2020			(4,732)	(4,733)
	1.934	05/15/2020	08/17/2020		GBP	(2,520)	(3,131)
	2.000	03/26/2020	TBD	(3)	$	(4,790)	(4,816)
	2.000	06/26/2020	06/26/2022			(571)	(571)

Total Reverse Repurchase Agreements							$(300,519)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	3.000%	07/01/2050	$500	$(525)	$(526)

Total Short Sales (0.1)%				$(525)	$(526)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(744)	$0	$(744)	$1,024	$280
BPS	0	(51,440)	0	(51,440)	58,544	7,104
BRC	0	(13,406)	0	(13,406)	19,854	6,448
BYR	0	(15,511)	0	(15,511)	21,028	5,517
CDC	0	(21,118)	0	(21,118)	21,280	162
CEW	0	(11,286)	0	(11,286)	13,417	2,131
CSG	0	(11,291)	0	(11,291)	10,704	(587)
DBL	0	(1,249)	0	(1,249)	1,498	249
DEU	0	(2,981)	0	(2,981)	3,411	430
FICC	8,554	0	0	8,554	(8,725)	(171)
FOB	0	(4,281)	0	(4,281)	5,023	742
GSC	0	(1,205)	0	(1,205)	1,688	483
JML	0	(18,937)	0	(18,937)	24,424	5,487
MBC	0	(14,213)	0	(14,213)	19,521	5,308
MEI	0	(1,777)	0	(1,777)	1,876	99
MSB	0	(7,244)	0	(7,244)	9,890	2,646
NOM	0	(730)	0	(730)	1,009	279
RTA	0	(10,394)	0	(10,394)	12,980	2,586
SAL	6,900	(4,441)	0	2,459	(1,186)	1,273
SCX	0	(3,145)	0	(3,145)	3,329	184
SOG	0	(58,372)	0	(58,372)	64,772	6,400
TDM	0	(2,539)	0	(2,539)	2,698	159
UBS	0	(44,215)	0	(44,215)	57,044	12,829

Total Borrowings and Other Financing Transactions	$15,454	$(300,519)	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	57

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(3,869)	$(90,453)	$(43,920)	$(43,697)	$(181,939)
U.S. Government Agencies	0	(2,659)	(2,491)	0	(5,150)
Non-Agency Mortgage-Backed Securities	0	(10,417)	(22,712)	0	(33,129)
Asset-Backed Securities	0	(12,226)	(16,537)	0	(28,763)
Sovereign Issues	0	(10,858)	(3,800)	(4,213)	(18,871)
Preferred Securities	0	0	(5,010)	0	(5,010)

Total Borrowings	$(3,869)	$(126,613)	$(94,470)	$(47,910)	$(272,862)

Payable for reverse repurchase agreements(5)					$(272,862)

(n)	Securities with an aggregate market value of $370,483 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(206,919) at a weighted average interest rate of 2.099%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(27,657) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	24.293%	$ 800	$(1)	$(285)	$(286)	$4	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	23.703	300	(1)	(110)	(111)	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	4.268	EUR 1,000	(151)	(8)	(159)	0	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.946	$ 1,000	22	40	62	0	(1)

						$(131)	$(363)	$(494)	$6	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	13,300	$618	$396	$1,014	$0	$(8)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		4,400	(154)	(1,307)	(1,461)	24	0
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023	$	8,700	(24)	695	671	2	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		1,700	(34)	(5)	(39)	0	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		35,800	(332)	3,473	3,141	3	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,000	(1,596)	3,182	1,586	0	(25)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		9,100	152	1,207	1,359	0	(12)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		52,200	(3,333)	10,472	7,139	0	(67)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		21,300	1,691	2,895	4,586	0	(36)
Receive(5)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		100	(3)	0	(3)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,200	(9)	(347)	(356)	11	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		2,800	(8)	(1,018)	(1,026)	28	0
Receive(5)	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		2,400	(27)	(113)	(140)	21	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	5,200	129	422	551	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	10,100	185	(261)	(76)	0	(17)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		4,800	(155)	(663)	(818)	7	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	6,550	68	(389)	(321)	0	(19)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		6,000	126	(869)	(743)	0	(36)

							$(2,706)	$17,770	$15,064	$97	$(220)

Total Swap Agreements							$(2,837)	$17,407	$14,570	$103	$(221)

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$103	$103	$0	$0	$(221)	$(221)

Cash of $7,750 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020		$206	RUB	16,016	$19	$0
	08/2020		189		13,109	0	(6)

BPS	07/2020	BRL	1,136		$212	3	0
	07/2020	EUR	1,453		1,634	8	(7)
	07/2020	GBP	1,585		2,006	42	0
	07/2020		$208	BRL	1,136	2	0
	07/2020		295	EUR	260	0	(3)
	07/2020		544	GBP	438	0	(1)
	07/2020		1,319	RUB	91,440	0	(37)
	08/2020		239		16,768	0	(5)

BRC	12/2020		1,184	MXN	26,190	0	(67)

CBK	07/2020	CAD	205		$150	0	(1)
	07/2020	EUR	825		930	3	0
	07/2020		$801	EUR	707	0	(7)
	08/2020		237	RUB	16,312	0	(9)
	09/2020	PEN	1,986		$580	20	0
	09/2020		$1,284	MXN	28,496	0	(57)

DUB	07/2020	BRL	1,136		$207	0	(1)
	07/2020		$215	BRL	1,136	0	(7)
	08/2020	BRL	1,136		$215	7	0

FBF	09/2020		$2,146	IDR	30,466,682	0	(31)

GLM	07/2020	GBP	19,897		$24,542	0	(113)
	07/2020		$2,919	MXN	72,746	237	0
	07/2020		870	RUB	66,010	55	0
	08/2020		205		14,166	0	(6)

HUS	07/2020	EUR	3,222		$3,618	0	(1)
	07/2020	GBP	533		661	0	0
	07/2020		$637	GBP	509	0	(6)
	07/2020		513	RUB	35,816	0	(11)
	08/2020	GBP	21,816		$26,754	0	(284)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	59

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	09/2020		$2,062	INR	157,375	$7	$0

JPM	07/2020		1,293	EUR	1,151	2	(2)
	08/2020		452	RUB	31,551	0	(11)

SCX	07/2020	EUR	28,393		$31,602	0	(297)
	07/2020		$404	CLP	315,134	0	(20)
	08/2020	EUR	31,775		$35,713	0	(11)

UAG	07/2020	GBP	748		931	4	0
	07/2020		$874	RUB	62,394	14	(14)
	08/2020		579		40,991	0	(5)

Total Forward Foreign Currency Contracts						$423	$(1,020)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	Russia Government International Bond	1.000%	Quarterly	09/20/2024	0.969%	$300	$(25)	$26	$1	$0

CBK	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.969	300	(26)	26	0	0

GST	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.021	1,200	9	(10)	0	(1)
	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	06/20/2022	2.501	100	(6)	4	0	(2)

HUS	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.969	69	(9)	9	0	0

							$(57)	$55	$1	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	10,777	$(2,145)	$1,232	$0	$(913)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037		2,788	(540)	178	0	(362)

							$(2,685)	$1,410	$0	$(1,275)

Total Swap Agreements							$(2,742)	$1,465	$1	$(1,278)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$19	$0	$0	$19	$(6)	$0	$0	$(6)	$13	$0	$13
BPS	55	0	0	55	(53)	0	0	(53)	2	0	2
BRC	0	0	1	1	(67)	0	0	(67)	(66)	0	(66)
CBK	23	0	0	23	(74)	0	0	(74)	(51)	0	(51)
DUB	7	0	0	7	(8)	0	0	(8)	(1)	0	(1)
FBF	0	0	0	0	(31)	0	0	(31)	(31)	262	231
GLM	292	0	0	292	(119)	0	0	(119)	173	(290)	(117)
GST	0	0	0	0	0	0	(1,278)	(1,278)	(1,278)	1,384	106
HUS	7	0	0	7	(302)	0	0	(302)	(295)	0	(295)
JPM	2	0	0	2	(13)	0	0	(13)	(11)	0	(11)
SCX	0	0	0	0	(328)	0	0	(328)	(328)	279	(49)
UAG	18	0	0	18	(19)	0	0	(19)	(1)	0	(1)

Total Over the Counter	$423	$0	$1	$424	$(1,020)	$0	$(1,278)	$(2,298)

(q)

Securities with an aggregate market value of $1,925 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$97	$103

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$423	$0	$423
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$423	$0	$424

	$0	$7	$0	$423	$97	$527

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$220	$221

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,020	$0	$1,020
Swap Agreements	0	1,278	0	0	0	1,278

	$0	$1,278	$0	$1,020	$0	$2,298

	$0	$1,279	$0	$1,020	$220	$2,519

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,734)	$0	$0	$(11,887)	$(14,621)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$914	$0	$914
Swap Agreements	0	767	0	0	0	767

	$0	$767	$0	$914	$0	$1,681

	$0	$(1,967)	$0	$914	$(11,887)	$(12,940)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	61

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$398	$0	$0	$17,118	$17,516

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(54)	$0	$(54)
Swap Agreements	0	(862)	0	0	0	(862)

	$0	$(862)	$0	$(54)	$0	$(916)

	$0	$(464)	$0	$(54)	$17,118	$16,600

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$55,383	$33,462	$88,845
Corporate Bonds & Notes
Banking & Finance	0	80,221	3,223	83,444
Industrials	0	151,070	0	151,070
Utilities	0	37,265	0	37,265
Convertible Bonds & Notes
Industrials	0	55	0	55
Utilities	0	3	0	3
Municipal Bonds & Notes
Illinois	0	223	0	223
Iowa	0	115	0	115
West Virginia	0	3,726	0	3,726
U.S. Government Agencies	0	14,146	0	14,146
Non-Agency Mortgage-Backed Securities	0	125,569	399	125,968
Asset-Backed Securities	0	108,259	2,842	111,101
Sovereign Issues	0	28,413	0	28,413
Common Stocks
Communication Services	547	0	2	549
Consumer Discretionary	2,664	0	0	2,664
Energy	23	3	81	107
Industrials	0	0	672	672
Real Estate	0	0	1,613	1,613
Utilities	131	0	1,087	1,218
Warrants
Communication Services	0	1,100	0	1,100
Preferred Securities
Banking & Finance	0	9,022	0	9,022
Industrials	0	137	5,162	5,299
Real Estate Investment Trusts
Real Estate	6,867	0	0	6,867

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$15,454	$0	$15,454
Short-Term Notes	0	160	0	160
Argentina Treasury Bills	0	1,804	0	1,804
U.S. Treasury Bills	0	2,635	0	2,635

Total Investments	$10,232	$634,763	$48,543	$693,538

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(526)	$0	$(526)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	103	0	103
Over the counter	0	424	0	424

	$0	$527	$0	$527

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(221)	0	(221)
Over the counter	0	(2,298)	0	(2,298)

	$0	$(2,519)	$0	$(2,519)

Total Financial Derivative Instruments	$0	$(1,992)	$0	$(1,992)

Totals	$10,232	$632,245	$48,543	$691,020

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2020:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$4,501	$39,876	$(5,870)	$91	$5	$(7,876)	$4,187	$(1,452)	$33,462	$(4,205)
Corporate Bonds & Notes
Banking & Finance	2,995	0	0	0	0	228	0	0	3,223	228
Non-Agency Mortgage-Backed Securities	513	0	(64)	4	7	(61)	0	0	399	(61)
Asset-Backed Securities	2,332	450	0	(7)	0	(862)	929	0	2,842	(862)
Common Stocks
Communication Services	0	0	0	0	0	0	2	0	2	0
Energy	379	72	(137)	0	20	(229)	0	(24)	81	9
Industrials	58	0	0	0	0	(55)	669	0	672	(55)
Real Estate	0	1,613	0	0	0	0	0	0	1,613	0
Utilities	1,323	0	0	0	0	(236)	0	0	1,087	(236)
Warrants
Industrials	329	0	0	0	0	(329)	0	0	0	(329)
Preferred Securities
Industrials	6,546	708	0	0	0	(2,092)	0	0	5,162	(2,092)

Totals	$18,976	$42,719	$(6,071)	$88	$32	$(11,512)	$5,787	$(1,476)	$48,543	$(7,603)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$9,994	Discounted Cash Flow	Discount Rate	5.130	—
	5,616	Market Based Approach	Recovery Value	100.000	—
	430	Other Valuation Techniques(2)	—	—	—
	2,074	Reference Instrument	Liquidity Discount	0.750	—
	15,348	Third Party Vendor	Broker Quote	63.000-108.750	81.171
Corporate Bonds & Notes
Banking & Finance	3,223	Reference Instrument	Option Adjusted Spread	660.300 bps	—
Non-Agency Mortgage-Backed Securities	399	Proxy Pricing	Base Price	1.500-96.125	90.450
Asset-Backed Securities	2,842	Proxy Pricing	Base Price	2.391-53,400.000	41,301.498
Common Stocks
Communication Services	2	Other Valuation Techniques(2)	—	—	—
Energy	81	Other Valuation Techniques(2)	—	—	—
Industrials	3	Other Valuation Techniques(2)	—	—	—
	669	Third Party Vendor	Broker Quote	$3.700	—
Real Estate	1,613	Reference Instrument	Future Dividend Rate	5.230	—
Utilities	1,087	Indicative Market Quotation	Broker Quote	32.500	—
Preferred Securities
Industrials	5,162	Fundamental Valuation	Company Equity Value	$526,100,000.000	—

Total	$48,543

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	63

Schedule of Investments PIMCO Strategic Income Fund, Inc.

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 313.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 11.1%

Advanz Pharma Corp.
6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$2,462	$2,286

Al Convoy (Luxembourg) SARL
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		100	96

Altice France S.A.
4.185% (LIBOR03M + 4.000%) due 08/14/2026 ~		99	95

Boels Topholding BV
TBD% due 02/05/2027	EUR	1,000	1,083

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~		$20	19

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		818	726

Elanco Animal Health, Inc.
TBD% due 02/04/2027		59	56

Envision Healthcare Corp.
3.928% (LIBOR03M + 3.750%) due 10/10/2025 ~		8,092	5,439

Fleet U.S. Bidco, Inc.
4.322% (LIBOR03M + 3.250%) due 10/07/2026 «~		8	8

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 «~(d)		72	65

Ingersoll Rand Co. Ltd.
1.928% (LIBOR03M + 1.750%) due 03/01/2027 ~		24	23

Innophos, Inc.
3.928% (LIBOR03M + 3.750%) due 02/04/2027 «~		12	12

Intelsat Jackson Holdings S.A.
6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		15	16
8.000% (PRIME + 4.750%) due 11/27/2023 ~		10	10

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		432	401

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~		12	11

McDermott Technology Americas, Inc.
3.178% (LIBOR03M + 3.000%) due 06/30/2025 «~		28	25
4.178% (LIBOR03M + 4.000%) due 06/30/2025 «~		178	159

Messer Industrie GmbH
2.808% (LIBOR03M + 2.500%) due 03/01/2026 ~		38	37

MH Sub LLC
4.572% (LIBOR03M + 3.750%) due 09/13/2024 ~		59	56

NCI Building Systems, Inc.
3.941% (LIBOR03M + 3.750%) due 04/12/2025 ~		20	19

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «		375	382
TBD% - 2.000% due 10/25/2023 ^(e)		8,597	2,215
14.000% (LIBOR03M + 12.750%) due 10/07/2020 «~µ		2,275	2,332

Ortho-Clinical Diagnostics S.A.
3.429% (LIBOR03M + 3.250%) due 06/30/2025 ~		319	298

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)		416	452

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~		126	124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PUG LLC
3.678% (LIBOR03M + 3.500%) due 02/12/2027 «~		$16	$14

Sequa Mezzanine Holdings LLC
6.000% (LIBOR03M + 5.000%) due 11/28/2021 ~		165	152
10.000% (LIBOR03M + 9.000%) due 04/28/2022 «~		7,990	5,833

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		59	58

SS&C Technologies, Inc.
1.928% (LIBOR03M + 1.750%) due 04/16/2025 ~		111	106

Starfruit Finco BV
3.188% (LIBOR03M + 3.000%) due 10/01/2025 ~		96	91

Summer (BC) Holdco B SARL
5.331% (LIBOR03M + 4.750%) due 12/04/2026 «~		1,522	1,408

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		3,835	2,751

U.S. Renal Care, Inc.
5.178% (LIBOR03M + 5.000%) due 06/26/2026 ~		207	200

Univision Communications, Inc.
2.928% - 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,866	1,734

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		1	1

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		5	3

Windstream Services LLC
8.250% (PRIME + 5.000%) due 03/29/2021 «~		100	63

Total Loan Participations and Assignments (Cost $38,985)			28,859

CORPORATE BONDS & NOTES 40.8%

BANKING & FINANCE 10.6%

Ally Financial, Inc.
8.000% due 11/01/2031		3	4

Ambac LSNI LLC
6.000% due 02/12/2023 •(o)		277	274

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	5,810	7,485

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	116

Bank of Nova Scotia
4.900% due 06/04/2025 •(j)(l)(o)		$1,811	1,812

Barclays Bank PLC
7.625% due 11/21/2022 (l)(o)		800	871

Barclays PLC
5.875% due 09/15/2024 •(j)(l)(o)	GBP	900	1,014
8.000% due 06/15/2024 •(j)(l)(o)		$250	259

BGC Partners, Inc.
3.750% due 10/01/2024 (o)		400	395

Brookfield Finance, Inc.
3.900% due 01/25/2028		6	7
4.700% due 09/20/2047		78	90

Cantor Fitzgerald LP
4.875% due 05/01/2024		12	13

CBL & Associates LP
4.600% due 10/15/2024 ^(e)(o)		477	138
5.250% due 12/01/2023 ^(e)(k)(o)		82	23
5.950% due 12/15/2026 ^(e)(o)		280	81

Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(l)(o)		200	208

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	15	16

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equitable Holdings, Inc.
5.000% due 04/20/2048		$5	$6

ESH Hospitality, Inc.
4.625% due 10/01/2027		31	29

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (o)		100	90

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (o)		200	203

Highwoods Realty LP
3.050% due 02/15/2030		100	100

HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(l)	GBP	200	243

Hudson Pacific Properties LP
3.950% due 11/01/2027		$18	19

Hunt Cos., Inc.
6.250% due 02/15/2026		14	13

ING Groep NV
5.750% due 11/16/2026 •(j)(l)(o)		200	199

Kennedy-Wilson, Inc.
5.875% due 04/01/2024 (o)		36	36

Kilroy Realty LP
3.050% due 02/15/2030		100	99

National Retail Properties, Inc.
2.500% due 04/15/2030		100	96

Newmark Group, Inc.
6.125% due 11/15/2023 (o)		52	52

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		20	20

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		2,600	2,890

Regency Centers LP
2.950% due 09/15/2029		100	102

Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 •(j)(l)(o)		300	332

Sabra Health Care LP
4.800% due 06/01/2024 (o)		85	85

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (o)		2,000	2,129

Societe Generale S.A.
7.375% due 10/04/2023 •(j)(l)(o)		200	202

Spirit Realty LP
3.400% due 01/15/2030		100	95

Springleaf Finance Corp.
6.875% due 03/15/2025 (o)		54	56

STORE Capital Corp.
4.625% due 03/15/2029		100	102

TP ICAP PLC
5.250% due 01/26/2024 (o)	GBP	700	935
5.250% due 05/29/2026		100	137

UniCredit SpA
7.830% due 12/04/2023 (o)		$2,240	2,593

Uniti Group LP
7.875% due 02/15/2025 (o)		2,954	3,003

Uniti Group, Inc.
6.000% due 04/15/2023 (o)		926	906

			27,578

INDUSTRIALS 23.0%

AA Bond Co. Ltd.
2.875% due 07/31/2043 (o)	GBP	1,700	2,051

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029 (c)		$2,000	2,035

Altice Financing S.A.
2.250% due 01/15/2025	EUR	100	106
7.500% due 05/15/2026 (o)		$1,350	1,418

Arconic Corp.
6.125% due 02/15/2028		12	12

Associated Materials LLC
9.000% due 01/01/2024 (o)		2,700	2,325

Avon International Capital PLC
6.500% due 08/15/2022		16	16

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		$12	$12

Boeing Co.
4.508% due 05/01/2023 (o)		160	169
4.875% due 05/01/2025 (o)		220	240
5.040% due 05/01/2027 (o)		171	189
5.150% due 05/01/2030 (o)		331	370
5.705% due 05/01/2040 (o)		586	665
5.805% due 05/01/2050 (o)		557	659
5.930% due 05/01/2060 (o)		878	1,042

Bombardier, Inc.
6.000% due 10/15/2022 (o)		100	70
6.125% due 01/15/2023 (o)		400	276
7.500% due 12/01/2024 (o)		430	281
7.500% due 03/15/2025		6	4
7.875% due 04/15/2027 (o)		1,296	851

Camelot Finance S.A.
4.500% due 11/01/2026		4	4

CCO Holdings LLC
4.500% due 08/15/2030		72	74
4.750% due 03/01/2030		80	82

Charter Communications Operating LLC
4.800% due 03/01/2050 (o)		105	119

Citrix Systems, Inc.
3.300% due 03/01/2030		58	62

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		76	71

Community Health Systems, Inc.
6.250% due 03/31/2023 (o)		5,065	4,781
8.000% due 03/15/2026 (o)		294	278
8.625% due 01/15/2024 (o)		544	534

Connect Finco SARL
6.750% due 10/01/2026		28	26

Corning, Inc.
5.450% due 11/15/2079		36	43

CVS Pass-Through Trust
7.507% due 01/10/2032 (o)		702	875

Delta Air Lines, Inc.
7.375% due 01/15/2026 (o)		920	891

DISH DBS Corp.
5.875% due 07/15/2022		2	2

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (o)		1,100	1,191

Energy Transfer Operating LP
2.900% due 05/15/2025		12	12
3.750% due 05/15/2030		36	36
5.000% due 05/15/2050		36	34

Envision Healthcare Corp.
8.750% due 10/15/2026 (o)		1,059	507

Exela Intermediate LLC
10.000% due 07/15/2023 (o)		65	16

Ferroglobe PLC
9.375% due 03/01/2022 (o)		650	247

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (o)		766	724
6.875% due 03/01/2026 (o)		544	517

Flex Ltd.
4.875% due 06/15/2029		9	10

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,600	3,334

Full House Resorts, Inc.
8.575% due 01/31/2024		$194	187
9.738% due 02/02/2024		17	16

General Electric Co.
4.350% due 05/01/2050 (o)		1,100	1,092
5.875% due 01/14/2038		8	9
6.150% due 08/07/2037		7	8

Griffon Corp.
5.750% due 03/01/2028		6	6

HCA, Inc.
3.500% due 09/01/2030		36	35

iHeartCommunications, Inc.
6.375% due 05/01/2026 (o)		617	613

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	135	151

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)	EUR	100	$111

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)(o)		$208	212

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(o)		200	204

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)(o)		105	27

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(o)		1,970	1,127
8.000% due 02/15/2024 (o)		60	61
8.500% due 10/15/2024 ^(e)(o)		4,184	2,529
9.750% due 07/15/2025 ^(e)(o)		4,167	2,566

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)(o)		2,776	201

Kinder Morgan, Inc.
5.300% due 12/01/2034 (o)		1,500	1,746
7.750% due 01/15/2032 (o)		4,500	6,295

LifePoint Health, Inc.
4.375% due 02/15/2027		12	11

Mattel, Inc.
5.875% due 12/15/2027		10	10

Micron Technology, Inc.
5.327% due 02/06/2029 (o)		82	98

NCL Corp. Ltd.
3.625% due 12/15/2024		34	21

Netflix, Inc.
3.625% due 06/15/2030	EUR	100	116
3.875% due 11/15/2029 (o)		335	396
4.625% due 05/15/2029		100	125
4.875% due 06/15/2030 (o)		$100	107
5.375% due 11/15/2029		30	33

Noble Holding International Ltd.
7.875% due 02/01/2026		277	73

Oracle Corp.
3.850% due 04/01/2060 (o)		300	353

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		18	18

Pacific Drilling SA
8.375% due 10/01/2023		170	43

Pan American Energy LLC
28.216% (BADLARPP) due 11/20/2020 ~	ARS	13,830	125

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$56	58

Petroleos Mexicanos
2.750% due 04/21/2027 (o)	EUR	4,038	3,588
5.350% due 02/12/2028 (o)		$326	275
5.950% due 01/28/2031 (o)		100	83
6.490% due 01/23/2027		40	37
6.500% due 03/13/2027 (o)		612	553
6.750% due 09/21/2047		20	15
6.840% due 01/23/2030 (o)		110	97
6.840% due 01/23/2030		500	439
6.950% due 01/28/2060 (o)		150	116
7.690% due 01/23/2050		60	50

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		36	37

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	200	212

Qorvo, Inc.
4.375% due 10/15/2029 (o)		$900	923

Radiate Holdco LLC
6.875% due 02/15/2023		3	3

Sands China Ltd.
4.600% due 08/08/2023 (o)		200	211
5.125% due 08/08/2025 (o)		200	217
5.400% due 08/08/2028 (o)		200	221

Sensata Technologies, Inc.
4.375% due 02/15/2030		12	12

Spanish Broadcasting System, Inc. ^
12.500% due 04/15/2049 (e)		908	848

Staples, Inc.
7.500% due 04/15/2026		9	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TEGNA, Inc.
4.625% due 03/15/2028		$84	$78

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (o)		64	64

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021 (o)		108	108

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021 (o)		187	184

Topaz Solar Farms LLC
4.875% due 09/30/2039		892	987
5.750% due 09/30/2039		2,261	2,681

TransDigm, Inc.
5.500% due 11/15/2027		20	17

Transocean Guardian Ltd.
5.875% due 01/15/2024		20	18

Transocean Pontus Ltd.
6.125% due 08/01/2025 (o)		67	59

Transocean, Inc.
7.250% due 11/01/2025 (o)		120	67
8.000% due 02/01/2027		38	21

Triumph Group, Inc.
5.250% due 06/01/2022		14	12
6.250% due 09/15/2024		12	10

U.S. Renal Care, Inc.
10.625% due 07/15/2027		32	33

UAL Pass-Through Trust
6.636% due 01/02/2024 (o)		1,167	1,010

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (o)		200	162

Valaris PLC
5.750% due 10/01/2044 ^(e)(k)		162	13
7.750% due 02/01/2026 ^(e)		8	1

Vale Overseas Ltd.
6.250% due 08/10/2026 (o)		81	95
6.875% due 11/21/2036		26	34
6.875% due 11/10/2039		25	33

Vale S.A.
3.750% due 01/10/2023	EUR	200	233

ViaSat, Inc.
5.625% due 09/15/2025		$42	40
5.625% due 04/15/2027		6	6

Western Midstream Operating LP
2.161% (US0003M + 0.850%) due 01/13/2023 ~		24	22
5.250% due 02/01/2050		12	10

Wyndham Destinations, Inc.
3.900% due 03/01/2023		36	34
4.625% due 03/01/2030		12	11

YPF S.A.
30.917% (BADLARPP + 4.000%) due 09/24/2020 «~	ARS	4,520	41

			60,072

UTILITIES 7.2%

AT&T, Inc.
3.500% due 06/01/2041 (o)		$345	364
3.650% due 06/01/2051 (o)		412	432
3.850% due 06/01/2060 (o)		625	666

CenturyLink, Inc.
4.000% due 02/15/2027		96	93

Edison International
5.750% due 06/15/2027		24	28

Frontier Communications Corp.
8.000% due 04/01/2027		62	63

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (o)		5,600	6,233

Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034 (o)		1,710	2,618

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(o)		844	697

Pacific Gas & Electric Co.
2.950% due 03/01/2026 ^(e)		100	108
3.300% due 12/01/2027 ^(e)		100	108

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	65

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 08/15/2024 ^(e)(o)	$1,300	$1,435
3.500% due 06/15/2025 ^(e)	100	111
4.600% due 06/15/2043 ^(e)	100	113
5.800% due 03/01/2037 ^(e)(o)	530	634

Pacific Gas and Electric Co.
4.250% due 08/01/2023 (o)	2,650	3,031

Petrobras Global Finance BV
5.093% due 01/15/2030 (o)	339	338

Rio Oil Finance Trust
9.250% due 07/06/2024 (o)	481	493
9.750% due 01/06/2027 (o)	691	718

Southern California Edison Co.
3.650% due 03/01/2028	3	3
3.650% due 02/01/2050	12	13
4.875% due 03/01/2049 (o)	100	129
5.750% due 04/01/2035	6	8
6.000% due 01/15/2034	2	3
6.650% due 04/01/2029	36	45

Sprint Communications, Inc.
6.000% due 11/15/2022	35	37

Sprint Corp.
7.125% due 06/15/2024 (o)	100	113
7.250% due 09/15/2021 (o)	107	112

Talen Energy Supply LLC
6.625% due 01/15/2028	12	12

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (o)	60	52

		18,810

Total Corporate Bonds & Notes (Cost $109,429)		106,460

CONVERTIBLE BONDS & NOTES 0.0%

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)	12	2

Total Convertible Bonds & Notes (Cost $9)		2

MUNICIPAL BONDS & NOTES 1.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	73

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	15	17
7.350% due 07/01/2035	10	11

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	55	56

		157

WEST VIRGINIA 1.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	25,300	1,277
7.467% due 06/01/2047	1,450	1,462

		2,739

Total Municipal Bonds & Notes (Cost $3,352)		2,896

U.S. GOVERNMENT AGENCIES 205.3%

Fannie Mae
1.108% due 12/25/2042 ~(a)	4,220	165
2.500% due 12/25/2027 (a)	2,334	129
3.000% due 06/25/2050 (a)	1,797	265
3.134% due 08/25/2054 ~(a)	10,108	675
3.500% due 07/25/2036 - 12/25/2049 (a)	7,530	821
3.821% due 03/01/2032 •	65	65
4.000% due 06/25/2050 (a)	1,345	215
4.250% due 11/25/2024	226	232
4.285% due 12/01/2028 •	15	15
4.325% due 11/01/2027 •	11	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 07/25/2040 (o)	$962	$1,043
4.510% due 09/01/2028 •	3	3
5.000% due 01/25/2038 (o)	4,957	5,728
5.000% due 07/25/2038	139	160
5.242% due 12/25/2042 ~	25	27
5.500% due 07/25/2024	6	6
5.500% due 11/25/2032 - 04/25/2035 (o)	5,004	5,731
5.552% due 02/25/2042 ~	401	452
5.723% due 06/25/2043 •(a)	94	13
5.750% due 06/25/2033	18	22
5.773% due 10/25/2042 ~	10	11
5.807% due 08/25/2043	1,195	1,369
5.816% due 10/25/2049 •(a)	13,537	2,618
5.866% due 02/25/2049 •(a)	424	65
5.926% due 07/25/2050 •(a)	3,400	494
5.935% due 07/25/2029 •(o)	660	705
6.000% due 09/25/2031 - 01/25/2044	1,008	1,170
6.172% due 10/25/2042 ~	284	336
6.500% due 06/25/2023 - 11/01/2047	3,124	3,694
6.500% due 02/01/2028 - 09/01/2033 (n)	237	260
6.566% due 07/25/2041 •(a)	1,490	215
6.850% due 12/18/2027	8	10
7.000% due 06/18/2027 - 01/01/2047	1,138	1,315
7.000% due 09/25/2041 ~	335	374
7.500% due 10/25/2022 - 06/25/2044	888	1,054
7.500% due 06/19/2041 ~	80	97
7.700% due 03/25/2023	6	6
7.808% due 06/19/2041 ~	635	755
8.000% due 09/25/2021	11	11
8.500% due 10/25/2021 - 06/25/2030	245	280
9.399% due 05/15/2021	3	3
9.427% due 07/15/2027	2	2

Freddie Mac
0.000% due 02/25/2046 (b)(h)(o)	3,579	3,287
0.100% due 02/25/2046 (a)	41,209	17
2.079% due 11/25/2045 ~(a)	5,336	650
3.335% due 05/15/2038 •(a)	4,747	239
3.497% due 08/15/2036 ~(a)	2,371	138
3.500% due 05/25/2050 (a)	1,082	155
3.561% due 11/15/2038 ~(a)	18,493	1,245
3.783% due 04/01/2033 •	1	1
3.887% due 12/01/2026 •	3	3
3.935% due 07/15/2035 •	3,100	3,128
4.500% due 06/25/2050 (a)	1,937	277
4.685% due 07/15/2035 •	3,500	3,534
5.000% due 02/15/2024	3	3
5.292% due 07/25/2032 ~	92	105
5.335% due 10/25/2029 •(o)	650	683
5.500% due 04/01/2039 - 06/15/2041 (n)	4,037	4,673
5.815% due 04/25/2048 •(a)(o)	30,700	6,330
5.815% due 11/25/2049 •(a)	21,194	4,367
5.960% due 05/25/2050 •(a)	1,200	241
6.000% due 12/15/2028 - 03/15/2035	528	591
6.000% due 02/15/2032 (o)	1,163	1,368
6.500% due 08/01/2021 - 09/01/2047	4,562	5,676
6.500% due 07/15/2032 (o)	506	610
6.500% due 09/25/2043 ~	44	55
6.900% due 09/15/2023	91	97
6.950% due 07/15/2021	14	15
7.000% due 09/01/2021 - 10/25/2043	1,384	1,614
7.000% due 03/15/2029 - 10/01/2031 (o)	1,226	1,424
7.500% due 05/15/2024 - 02/25/2042	394	431
7.500% due 04/01/2028 - 03/01/2037 (o)	828	940
7.735% due 12/25/2027 •	1,585	1,501
8.000% due 08/15/2022 - 04/15/2030	114	128
10.935% due 03/25/2025 •	383	381

Ginnie Mae
3.610% due 12/20/2048 •(a)	20,609	1,845
5.860% due 08/20/2049 - 09/20/2049 •(a)(o)	118,241	22,336
6.000% due 04/15/2029 - 12/15/2038	152	170
6.000% due 07/15/2037 - 11/15/2038 (n)	834	950
6.010% due 06/20/2047 •(a)	13,673	2,355
6.500% due 11/20/2024 - 05/15/2032 (o)	374	424

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 08/20/2038 - 10/20/2038	$6	$7
7.000% due 04/15/2024 - 06/15/2026	27	29
7.500% due 06/15/2023 - 03/15/2029	447	462
8.000% due 11/15/2021 - 11/15/2022	1	1
8.500% due 05/15/2022 - 02/15/2031	8	9

Ginnie Mae, TBA
4.000% due 07/01/2050	20,000	21,162

Small Business Administration
4.625% due 02/01/2025	50	53
5.510% due 11/01/2027	165	183
5.780% due 08/01/2027	14	15
5.820% due 07/01/2027	16	17

Uniform Mortgage-Backed Security
4.000% due 06/01/2047	24	26
4.000% due 09/01/2047 - 07/01/2048 (o)	23,235	24,773
4.500% due 09/01/2023 - 08/01/2041	120	129
4.500% due 04/01/2041 (o)	110	123
6.000% due 12/01/2032 - 06/01/2040 (o)	3,776	4,393
6.000% due 12/01/2032 - 02/01/2033	56	62
6.500% due 01/01/2028 - 06/01/2036	832	957
6.500% due 07/01/2029 - 07/01/2039 (o)	628	727
7.000% due 07/01/2021	13	13
7.500% due 05/01/2022	11	11
8.000% due 12/01/2022 - 06/01/2032	74	80
8.000% due 07/01/2031 - 10/01/2031 (o)	98	108

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2050 - 09/01/2050	58,700	59,895
2.500% due 08/01/2050 - 09/01/2050	261,700	272,051
3.000% due 09/01/2050	44,100	46,289

Vendee Mortgage Trust
6.500% due 03/15/2029	90	104
6.750% due 02/15/2026 - 06/15/2026	58	66
7.500% due 09/15/2030	1,541	1,882

Total U.S. Government Agencies (Cost $529,212)		536,236

NON-AGENCY MORTGAGE-BACKED SECURITIES 29.0%

Adjustable Rate Mortgage Trust
3.836% due 07/25/2035 ~	356	338
4.237% due 08/25/2035 ~	433	417

Banc of America Mortgage Trust
3.709% due 02/25/2035 ~	11	10

Bancorp Commercial Mortgage Trust
3.935% due 08/15/2032 •	3,300	2,880

BCAP LLC Trust
0.571% due 07/26/2036 ~	211	176

Bear Stearns ALT-A Trust
3.697% due 08/25/2036 ^~	284	184

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~(o)	2,888	2,957
5.792% due 12/11/2040 ~(o)	5,728	5,351
5.972% due 04/12/2038 ~	120	120

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	2	2

Citigroup Commercial Mortgage Trust
5.794% due 12/10/2049 ~	1,915	1,162

Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033	2	1

Commercial Mortgage Loan Trust
6.252% due 12/10/2049 ~	4,230	1,921

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.395% due 07/25/2046 ^•(o)		$1,476	$1,279
6.500% due 07/25/2035 ^		227	183

Countrywide Home Loan Mortgage Pass-Through Trust
0.825% due 03/25/2035 •(o)		1,281	1,091
2.055% due 03/25/2046 ^•		1,751	1,101
3.445% due 08/25/2034 ~		344	324

Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034		583	601
7.500% due 06/25/2035 ^		111	119

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~		4,680	825

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.000% due 02/25/2034		339	359

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 03/25/2036 ^		934	434

Eurosail PLC
1.793% due 09/13/2045 •	GBP	1,582	1,795
2.443% due 09/13/2045 •		1,130	1,230
4.043% due 09/13/2045 •		960	1,154

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •	EUR	1,223	1,151

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~		$603	513

GMAC Mortgage Corp. Loan Trust
4.164% due 08/19/2034 ~		29	26

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~		2,600	2,201

GSAA Home Equity Trust
6.000% due 04/01/2034		710	762

GSMPS Mortgage Loan Trust
7.000% due 06/25/2043		1,734	1,958
7.500% due 06/19/2027 ~		23	23
8.000% due 09/19/2027 ~		400	389

GSR Mortgage Loan Trust
0.515% due 12/25/2034 •		209	190
2.930% due 03/25/2033 •		1	1
6.500% due 01/25/2034		126	133

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	403	402

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		$1,059	1,226
5.623% due 05/12/2045		63	56

JPMorgan Mortgage Trust
4.253% due 10/25/2036 ^~		1,329	1,228
5.500% due 08/25/2022 ^		8	8
5.500% due 06/25/2037 ^		220	218

MASTR Adjustable Rate Mortgages Trust
3.747% due 10/25/2034 ~		442	393

MASTR Alternative Loan Trust
6.250% due 07/25/2036		318	255
6.500% due 03/25/2034		728	751
7.000% due 04/25/2034		25	26

MASTR Reperforming Loan Trust
7.000% due 05/25/2035		3,215	2,975
7.500% due 07/25/2035		1,617	1,558

Morgan Stanley Resecuritization Trust
3.341% due 12/26/2046 ~		7,277	6,496

Motel 6 Trust
7.111% due 08/15/2024 •		2,873	2,277

NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		803	806
7.500% due 03/25/2034 ^(o)		2,175	2,206
7.500% due 10/25/2034 ^(o)		2,408	2,491

Newgate Funding PLC
0.892% due 12/15/2050 •	EUR	1,736	1,792
1.142% due 12/15/2050 «•		1,736	1,829
1.193% due 12/15/2050 •	GBP	2,391	2,761
1.443% due 12/15/2050 •		1,964	2,243

RBSSP Resecuritization Trust
6.000% due 02/26/2037 ~		$3,124	2,489
6.250% due 12/26/2036 ~		5,463	3,228

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		1,416	1,414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		$321	$357
8.500% due 11/25/2031		639	544

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		2,510	1,912

WaMu Mortgage Pass-Through Certificates Trust
3.640% due 05/25/2035 ~		127	126

Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034		83	88
7.500% due 04/25/2033		210	215

Total Non-Agency Mortgage-Backed Securities (Cost $75,324)			75,731

ASSET-BACKED SECURITIES 15.0%

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		200	11

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.710% due 11/25/2032 ^•		109	3

Bear Stearns Asset-Backed Securities Trust
0.500% due 09/25/2034 •		328	314

Citigroup Mortgage Loan Trust, Inc.
0.445% due 03/25/2037 •(o)		4,799	4,271

Conseco Finance Corp.
6.530% due 02/01/2031 ~		97	94

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		1,501	767

Countrywide Asset-Backed Certificates
0.315% due 12/25/2036 ^•(o)		2,785	2,521
0.325% due 06/25/2047 ^•(o)		6,710	5,966
0.385% due 06/25/2037 ^•(o)		1,982	1,947
0.385% due 06/25/2047 ^•(o)		5,036	4,416

Countrywide Asset-Backed Certificates Trust
1.835% due 11/25/2034 •		2,297	1,740

Crecera Americas LLC
5.563% due 08/31/2020 •		4,685	4,693

Credit-Based Asset Servicing & Securitization LLC
5.184% due 12/25/2037 þ		248	254

Encore Credit Receivables Trust
0.920% due 07/25/2035 •		576	521

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(h)		12	1,077

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		224	232

Marlette Funding Trust
0.000% due 12/15/2028 «(h)		6	717
0.000% due 04/16/2029 «(h)		5	887
0.000% due 07/16/2029 «(h)		7	1,263

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		10,400	2,643

Oakwood Mortgage Investors, Inc.
0.415% due 06/15/2032 •		10	9

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031		13	8

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		5	2,396

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)		31	704
0.000% due 11/25/2026 «(h)		60	1,591

Total Asset-Backed Securities (Cost $53,973)			39,045

SOVEREIGN ISSUES 2.8%

Argentina Government International Bond
1.000% due 08/05/2021	ARS	423	4
3.375% due 01/15/2023 ^(e)	EUR	100	44
3.380% due 12/31/2038 ^(e)		1,570	671
5.250% due 01/15/2028 ^(e)		100	43
6.250% due 11/09/2047 ^(e)		100	43
7.820% due 12/31/2033 ^(e)(o)		3,702	1,803
15.500% due 10/17/2026	ARS	16,500	60
16.000% due 10/17/2023		267	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	35,195	$304
30.022% (BADLARPP) due 10/04/2022 ~		32	0

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~		8,022	75
32.304% (BADLARPP + 3.750%) due 02/22/2028 ~		18,081	127
32.995% due 03/29/2024 ~		156,756	1,298

Ghana Government International Bond
6.375% due 02/11/2027		$323	303
7.875% due 02/11/2035		388	353

Provincia de Buenos Aires
28.192% due 04/12/2025	ARS	235,992	1,742
32.817% due 05/31/2022		24,150	193

South Africa Government International Bond
5.750% due 09/30/2049		$400	349

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		135	8
8.250% due 10/13/2024 ^(e)		13	1
9.250% due 09/15/2027 ^(e)		171	11

Total Sovereign Issues (Cost $16,506)			7,433

		SHARES
COMMON STOCKS 0.7%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (f)		291,816	303

iHeartMedia, Inc. «(f)		216	2

iHeartMedia, Inc. ‘A’ (f)		16,075	134

			439

CONSUMER DISCRETIONARY 0.1%

Caesars Entertainment Corp. (f)		27,655	336

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(l)		4,500	0

INDUSTRIALS 0.1%

McDermott International, Inc. «		78,569	291

Westmoreland Mining Holdings LLC «(l)(f)		70	1

REAL ESTATE 0.3%

Uniti Group, Inc. «†(m)		73,539	652

Total Common Stocks (Cost $3,444)			1,719

WARRANTS 0.3%

COMMUNICATION SERVICES 0.3%

iHeartMedia, Inc. - Exp. 05/01/2039		104,691	874

Total Warrants (Cost $1,971)			874

PREFERRED SECURITIES 3.5%

BANKING & FINANCE 3.5%

Nationwide Building Society
10.250% ~		36,440	7,067

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (j)		1,676,000	2,009

			9,076

INDUSTRIALS 0.0%

General Electric Co.
5.000% due 01/21/2021 •(j)		139,000	109

Total Preferred Securities (Cost $9,654)			9,185

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	67

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

VICI Properties, Inc.		44,227	$893

Total Real Estate Investment Trusts (Cost $667)			893

SHORT-TERM INSTRUMENTS 3.2%

REPURCHASE AGREEMENTS (n) 2.9%
			7,600

SHORT-TERM NOTES 0.2%

Argentina Treasury Bond BONCER
0.150% due 04/17/2021	ARS	36,434	359

ARGENTINA TREASURY BILLS 0.0%
(2.315)% due 10/13/2020 (h)(i)		4,677	47

	SHARES	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.150% due 09/03/2020 - 09/17/2020 (g)(h)	335	$335

Total Short-Term Instruments (Cost $8,316)		8,341

Total Investments in Securities (Cost $850,842)		817,674

Total Investments 313.1% (Cost $850,842)		$817,674

Financial Derivative Instruments (p)(q) (0.2)% (Cost or Premiums, net $4,492)		(405)

Other Assets and Liabilities, net (212.9)%		(556,106)

Net Assets 100.0%		$261,163

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†	Forward Commitment Transaction.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(l)	Contingent convertible security.

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	03/11/2014	$222	$0	0.00%
Uniti Group, Inc.	03/13/2020	465	652	0.25
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,600	2,890	1.11
Westmoreland Mining Holdings LLC	03/26/2019	0	1	0.00

		$3,287	$3,543	1.36%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SAL	0.130%	06/30/2020	07/01/2020	$7,600	U.S. Treasury Bills 0.000% due 08/13/2020	$(7,755)	$7,600	$7,600

Total Repurchase Agreements						$(7,755)	$7,600	$7,600

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	0.050%	06/11/2020	09/11/2020		EUR	(296)	$(333)
	0.050	06/17/2020	09/17/2020			(2,863)	(3,216)
	0.200	06/11/2020	09/11/2020			(1,239)	(1,392)
	0.350	06/24/2020	07/24/2020		$	(12,891)	(12,892)
	0.530	07/07/2020	08/11/2020			(598)	(598)
	0.550	06/12/2020	07/17/2020			(2,954)	(2,955)
	0.550	06/15/2020	07/17/2020			(7,162)	(7,164)
	0.550	07/06/2020	09/09/2020			(2,005)	(2,005)
	0.600	06/02/2020	07/07/2020			(578)	(578)
	0.650	06/17/2020	09/17/2020		GBP	(2,183)	(2,706)
	0.840	06/22/2020	07/27/2020		$	(9,646)	(9,648)
	0.850	05/14/2020	07/15/2020			(2,150)	(2,152)
	0.880	05/04/2020	07/06/2020			(1,745)	(1,748)
	1.000	05/06/2020	TBD	(3)		(371)	(372)
	1.100	07/07/2020	08/11/2020			(2,568)	(2,568)
	1.200	04/16/2020	07/16/2020		GBP	(684)	(850)
	1.200	06/12/2020	07/17/2020		$	(614)	(614)
	1.200	06/15/2020	07/17/2020			(2,320)	(2,322)
	1.200	06/17/2020	07/22/2020			(804)	(804)
	1.250	06/11/2020	08/11/2020			(1,587)	(1,588)
	1.250	06/15/2020	07/17/2020			(873)	(874)
	1.250	06/22/2020	07/27/2020			(94)	(94)
	1.300	06/22/2020	07/27/2020			(71)	(71)
	1.350	06/15/2020	07/17/2020			(2,619)	(2,621)
	1.350	06/22/2020	07/27/2020			(127)	(127)
	1.350	07/07/2020	08/11/2020			(453)	(453)
	1.450	06/02/2020	07/07/2020			(3,272)	(3,276)
	1.450	06/15/2020	07/17/2020			(444)	(444)
	1.785	04/22/2020	07/21/2020			(506)	(508)
	1.850	05/14/2020	07/15/2020			(5,202)	(5,215)
	1.881	05/18/2020	08/21/2020			(3,324)	(3,332)
	1.924	05/14/2020	08/17/2020			(11,522)	(11,552)
	1.950	05/14/2020	07/01/2020			(2,419)	(2,425)
	1.950	05/14/2020	07/15/2020			(96)	(96)
	2.385	04/22/2020	07/21/2020			(2,776)	(2,789)
	2.426	04/15/2020	07/15/2020			(630)	(633)
BRC	2.318	06/05/2020	09/03/2020			(7,116)	(7,128)
CEW	1.350	06/12/2020	09/10/2020			(5,009)	(5,013)
CFR	0.450	07/02/2020	TBD	(3)		(825)	(825)
	0.650	06/02/2020	07/02/2020			(804)	(804)
CIB	0.230	06/12/2020	07/16/2020			(13,277)	(13,278)
	0.700	06/26/2020	07/30/2020			(13,891)	(13,892)
CSG	1.000	06/16/2020	TBD	(3)		(1,539)	(1,539)
	1.500	06/16/2020	TBD	(3)		(1,665)	(1,666)
	1.650	07/02/2020	08/06/2020			(4,170)	(4,170)
	2.000	06/02/2020	07/02/2020			(2,052)	(2,055)
	2.000	06/26/2020	07/02/2020			(1,968)	(1,968)
FOB	0.450	06/16/2020	TBD	(3)		(1,040)	(1,040)
	0.500	06/19/2020	07/24/2020			(325)	(326)
	1.250	05/15/2020	TBD	(3)		(749)	(750)
IND	0.220	06/11/2020	07/14/2020			(1,448)	(1,449)
JPS	0.260	06/19/2020	07/21/2020			(16,456)	(16,457)
NOM	0.650	06/22/2020	07/24/2020			(1,391)	(1,391)
RCY	0.240	06/17/2020	07/17/2020			(4,188)	(4,188)
SOG	0.550	06/01/2020	07/06/2020			(983)	(984)
	0.600	06/23/2020	07/28/2020			(201)	(201)
	0.850	06/23/2020	07/28/2020			(781)	(781)
	0.950	06/19/2020	08/18/2020			(1,651)	(1,652)
	0.950	06/24/2020	08/18/2020			(700)	(700)
	1.300	04/22/2020	TBD	(3)		(272)	(273)
	1.300	04/29/2020	TBD	(3)		(943)	(945)
UBS	0.550	06/01/2020	07/01/2020			(320)	(320)
	0.550	06/19/2020	07/21/2020			(107)	(107)
	0.550	06/25/2020	07/27/2020			(173)	(173)
	0.550	07/01/2020	08/03/2020			(340)	(340)
	1.250	06/19/2020	07/21/2020			(374)	(374)
	1.350	06/15/2020	07/15/2020			(62)	(62)
	1.500	06/15/2020	07/15/2020			(41)	(41)
	1.500	06/19/2020	07/21/2020			(1,495)	(1,496)

Total Reverse Repurchase Agreements							$(177,403)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	69

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
Uniform Mortgage-Backed Security, TBA	3.000%	08/01/2050	$500	$(525)	$(526)

Total Short Sales (0.2)%				$(525)	$(526)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(91,015)	$0	$(91,015)	$102,066	$11,051
BRC	0	(7,128)	0	(7,128)	11,666	4,538
CEW	0	(5,013)	0	(5,013)	6,233	1,220
CFR	0	(1,629)	0	(1,629)	915	(714)
CIB	0	(27,170)	0	(27,170)	30,744	3,574
CSG	0	(11,398)	0	(11,398)	10,726	(672)
FOB	0	(2,116)	0	(2,116)	2,320	204
IND	0	(1,449)	0	(1,449)	1,488	39
JPS	0	(16,457)	0	(16,457)	16,910	453
NOM	0	(1,391)	0	(1,391)	1,812	421
RCY	0	(4,188)	0	(4,188)	4,353	165
SAL	7,600	0	0	7,600	(7,755)	(155)
SOG	0	(5,536)	0	(5,536)	6,324	788
UBS	0	(2,913)	0	(2,913)	3,661	748

Total Borrowings and Other Financing Transactions	$7,600	$(177,403)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(2,745)	$(42,768)	$(15,208)	$(6,585)	$(67,306)
U.S. Government Agencies	0	(72,945)	0	0	(72,945)
Non-Agency Mortgage-Backed Securities	0	0	(22,012)	0	(22,012)
Asset-Backed Securities	0	(2,789)	0	0	(2,789)
Sovereign Issues	0	0	(1,392)	0	(1,392)

Total Borrowings	$(2,745)	$(118,502)	$(38,612)	$(6,585)	$(166,444)

Payable for reverse repurchase agreements(5)					$(166,444)

(o)	Securities with an aggregate market value of $199,093 and cash of $125 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(207,513) at a weighted average interest rate of 2.167%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(10,959) is outstanding at period end.

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	11,200	$624	$230	$854	$0	$(7)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		3,800	(534)	(728)	(1,262)	20	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	$	25,000	64	(540)	(476)	0	(2)
Receive(1)	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022		101,000	49	(137)	(88)	0	(16)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		3,400	(76)	(3)	(79)	0	(1)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		32,500	(1,241)	(2,313)	(3,554)	2	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		14,000	46	(806)	(760)	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		8,400	399	(1,101)	(702)	3	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		65,000	5,159	8,835	13,994	0	(111)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		7,000	(107)	691	584	0	(13)
Receive(1)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		100	(3)	0	(3)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		4,400	(32)	(1,274)	(1,306)	42	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		4,100	(10)	(926)	(936)	38	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		1,400	(6)	(363)	(369)	13	0
Receive(1)	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		17,500	36	(1,059)	(1,023)	153	0
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024	EUR	34,800	6	(1,227)	(1,221)	0	(20)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050	GBP	6,500	128	(933)	(805)	0	(39)

Total Swap Agreements							$4,502	$(1,654)	$2,848	$274	$(209)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$274	$274	$0	$0	$(209)	$(209)

Cash of $5,943 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2020	GBP	443		$561	$12	$0
	07/2020		$463	EUR	413	1	0
	07/2020		426	GBP	343	0	(1)

BRC	07/2020	GBP	484		$600	1	0

CBK	07/2020	CAD	225		164	0	(2)
	07/2020	EUR	917		1,037	6	0
	09/2020		$1,376	PEN	4,708	0	(48)

GLM	07/2020	GBP	22,403		$27,718	70	(112)

HUS	07/2020	EUR	762		860	4	0
	07/2020	GBP	408		506	0	0
	08/2020		23,395		28,690	0	(305)

SCX	07/2020	EUR	7,855		8,743	0	(82)
	07/2020		$244	CLP	190,423	0	(12)
	08/2020	EUR	9,121		$10,251	0	(3)

Total Forward Foreign Currency Contracts						$94	$(565)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	71

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 08/01/2050	$75.000	08/06/2020	5,000	$0	$0

FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	60.000	07/07/2020	18,200	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 07/01/2050	62.000	07/07/2020	14,100	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	60.000	08/06/2020	189,000	7	0

JPM	Put - OTC Ginnie Mae, TBA 4.000% due 07/01/2050	76.000	07/07/2020	20,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2050	72.000	07/07/2020	53,100	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 07/01/2050	73.000	07/07/2020	25,000	1	0

Total Purchased Options					$13	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.335%	$	200	$(23)	$24	$1	$0

Total Swap Agreements								$(23)	$24	$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BPS	$13	$0	$0	$13	$(1)	$0	$0	$(1)	$12	$0	$12
BRC	1	0	0	1	0	0	0	0	1	0	1
CBK	6	0	0	6	(50)	0	0	(50)	(44)	0	(44)
GLM	70	0	0	70	(112)	0	0	(112)	(42)	0	(42)
HUS	4	0	0	4	(305)	0	0	(305)	(301)	0	(301)
JPM	0	0	1	1	0	0	0	0	1	0	1
SCX	0	0	0	0	(97)	0	0	(97)	(97)	0	(97)

Total Over the Counter	$94	$0	$1	$95	$(565)	$0	$0	$(565)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$274	$274

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$94	$0	$94
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$94	$0	$95

	$0	$1	$0	$94	$274	$369

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$209	$209

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$565	$0	$565

	$0	$0	$0	$565	$209	$774

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$22	$0	$0	$(29,065)	$(29,043)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,381	$0	$2,381
Purchased Options	0	0	0	0	(123)	(123)
Written Options	0	0	0	0	144	144
Swap Agreements	0	4	0	0	1,293	1,297

	$0	$4	$0	$2,381	$1,314	$3,699

	$0	$26	$0	$2,381	$(27,751)	$(25,344)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(19)	$0	$0	$4,967	$4,948

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3)	$0	$(3)
Purchased Options	0	0	0	0	7	7
Swap Agreements	0	(2)	0	0	(1,315)	(1,317)

	$0	$(2)	$0	$(3)	$(1,308)	$(1,313)

	$0	$(21)	$0	$(3)	$3,659	$3,635

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	73

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$18,102	$10,757	$28,859
Corporate Bonds & Notes
Banking & Finance	0	24,688	2,890	27,578
Industrials	0	60,031	41	60,072
Utilities	0	18,810	0	18,810
Convertible Bonds & Notes
Utilities	0	2	0	2
Municipal Bonds & Notes
Illinois	0	157	0	157
West Virginia	0	2,739	0	2,739
U.S. Government Agencies	0	536,236	0	536,236
Non-Agency Mortgage-Backed Securities	0	73,902	1,829	75,731
Asset-Backed Securities	0	30,410	8,635	39,045
Sovereign Issues	0	7,433	0	7,433
Common Stocks
Communication Services	437	0	2	439
Consumer Discretionary	336	0	0	336
Industrials	0	0	292	292
Real Estate	0	0	652	652
Warrants
Communication Services	0	874	0	874
Preferred Securities
Banking & Finance	0	9,076	0	9,076
Industrials	0	109	0	109
Real Estate Investment Trusts
Real Estate	893	0	0	893

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$7,600	$0	$7,600
Short-Term Notes	0	359	0	359
Argentina Treasury Bills	0	47	0	47
U.S. Treasury Bills	0	335	0	335

Total Investments	$1,666	$790,910	$25,098	$817,674

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(526)	$0	$(526)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	274	0	274
Over the counter	0	95	0	95

	$0	$369	$0	$369

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(209)	0	(209)
Over the counter	0	(565)	0	(565)

	$0	$(774)	$0	$(774)

Total Financial Derivative Instruments	$0	$(405)	$0	$(405)

Totals	$1,666	$789,979	$25,098	$816,743

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2020:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,705	$7,572	$(2,090)	$156	$(389)	$(3,046)	$6,082	$(1,233)	$10,757	$99
Corporate Bonds & Notes
Banking & Finance	2,685	0	0	0	0	205	0	0	2,890	205
Industrials	0	72	0	2	0	(33)	0	0	41	(32)
Non-Agency Mortgage-Backed Securities	0	0	0	0	0	0	1,829	0	1,829	0
Asset-Backed Securities	18,276	0	0	0	0	(9,641)	0	0	8,635	(9,642)
Common Stocks
Communication Services	0	0	0	0	0	0	2	0	2	0
Industrials	1	0	0	0	0	0	291	0	292	0
Real Estate	0	652	0	0	0	0	0	0	652	0

Totals	$24,667	$8,296	$(2,090)	$158	$(389)	$(12,515)	$8,204	$(1,233)	$25,098	$(9,370)

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$184	Other Valuation Techniques(2)	—	—	—
	10,573	Third Party Vendor	Broker Quote	63.000-108.750	84.788
Corporate Bonds & Notes
Banking & Finance	2,890	Reference Instrument	Option Adjusted Spread	660.300 bps	—
Industrials	41	Other Valuation Techniques(2)	—	—	—
Non-Agency Mortgage-Backed Securities	1,829	Proxy Pricing	Base Price	93.750	—
Asset-Backed Securities	717	Other Valuation Techniques(2)	—	—	—
	7,918	Proxy Pricing	Base Price	2,270.000-53,400.000	23,140.890
Common Stocks
Communication Services	2	Other Valuation Techniques(2)	—	—	—
Industrials	1	Other Valuation Techniques(2)	—	—	—
	291	Third Party Vendor	Broker Quote	$3.700	—
Real Estate	652	Reference Instrument	Future Dividend Rate	5.230	—

Total	$25,098

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	75

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 184.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 11.0%

Al Convoy (Luxembourg) SARL
3.750% (EUR003M + 3.750%) due 01/17/2027 ~	EUR	1,000	$1,078
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		$371	356

Alphabet Holding Co., Inc.
3.678% (LIBOR03M + 3.500%) due 09/26/2024 ~		97	92

Altice France S.A.
4.185% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,478	1,427

Ancestry.com Operations, Inc.
4.750% (LIBOR03M + 3.750%) due 10/19/2023 ~		99	94
5.250% (LIBOR03M + 4.250%) due 08/27/2026 ~		198	188

Banijay Entertainment U.S. Holdings
TBD% due 03/04/2025 «		73	69

Boels Topholding BV
TBD% due 02/05/2027	EUR	7,000	7,584

Carnival Corp.
TBD% due 06/30/2025 «		$3,200	3,104

Clay Holdco BV
4.000% (EUR003M + 4.000%) due 10/30/2025 ~	EUR	9,348	10,112

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$8,971	7,962

DTEK Holdings Ltd.
TBD% due 08/01/2026	EUR	838	497

DTEK Investments Ltd.
5.750% (LIBOR03M + 5.000%) due 06/30/2023 ~		$8,032	4,761

DTEK Trading S.A.
5.750% (LIBOR03M + 5.000%) due 08/01/2026 ~		6,450	3,823

Elanco Animal Health, Inc.
TBD% due 02/04/2027		633	606

Emerald TopCo, Inc.
4.260% (LIBOR03M + 3.500%) due 07/24/2026 ~		586	567

Envision Healthcare Corp.
3.928% (LIBOR03M + 3.750%) due 10/10/2025 ~		36,541	24,561

EyeCare Partners LLC
TBD% due 02/18/2027 µ		54	49
4.058% (LIBOR03M + 3.750%) due 02/05/2027 ~		232	211

Fleet U.S. Bidco, Inc.
4.322% (LIBOR03M + 3.250%) due 10/07/2026 «~		58	55

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 «~(d)		2,448	2,191

Froneri International PLC
2.428% (LIBOR03M + 2.250%) due 01/29/2027 ~		584	551
2.625% (EUR003M + 2.625%) due 01/29/2027 ~	EUR	1,500	1,627
5.750% (EUR003M + 5.750%) due 01/31/2028 ~		100	112

Ingersoll Rand Co. Ltd.
1.928% (LIBOR03M + 1.750%) due 03/01/2027 ~		$261	248

Innophos, Inc.
3.928% (LIBOR03M + 3.750%) due 02/04/2027 «~		114	112

Intelsat Jackson Holdings S.A.
6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		467	474
8.000% (PRIME + 4.750%) due 11/27/2023 ~		750	751

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~		$115	$109

McDermott Technology Americas, Inc.
3.178% (LIBOR03M + 3.000%) due 06/30/2025 «~		219	202
4.178% (LIBOR03M + 4.000%) due 06/30/2025 «~		3,341	2,990

Messer Industrie GmbH
2.808% (LIBOR03M + 2.500%) due 03/01/2026 ~		379	363

MH Sub LLC
4.572% (LIBOR03M + 3.750%) due 09/13/2024 ~		595	570

NCI Building Systems, Inc.
3.941% (LIBOR03M + 3.750%) due 04/12/2025 ~		196	187

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «		4,231	4,315
TBD% - 2.000% due 10/25/2023 ^(e)		97,117	25,384
14.000% (LIBOR03M + 12.750%) due 10/07/2020 «~µ		28,398	29,108

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)		250	272

Parexel International Corp.
2.928% (LIBOR03M + 2.750%) due 09/27/2024 ~		273	260

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~		653	646

Preylock Reitman Santa Cruz Mezz LLC
6.500% (LIBOR03M + 5.500%) due 11/09/2022 «~(l)		31,560	30,023

Project Anfora Senior
2.750% (EUR003M + 2.750%) due 06/30/2024 «~(l)	EUR	19,646	21,410

PUG LLC
3.678% (LIBOR03M + 3.500%) due 02/12/2027 «~		$173	152

Refinitiv U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	1,990	2,199
3.428% (LIBOR03M + 3.250%) due 10/01/2025 ~		$3,788	3,711

RegionalCare Hospital Partners Holdings, Inc.
3.928% (LIBOR03M + 3.750%) due 11/17/2025 ~		200	187

Reynolds Consumer Products LLC
1.928% (LIBOR03M + 1.750%) due 02/04/2027 ~		299	289

Sequa Mezzanine Holdings LLC
6.000% (LIBOR03M + 5.000%) due 11/28/2021 ~		1,116	1,025
10.000% (LIBOR03M + 9.000%) due 04/28/2022 «~		36,300	26,499

Sierra Hamilton LLC
15.000% due 09/12/2023 «(j)		1,687	1,687

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	690	743

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		$721	707

Starfruit Finco BV
3.188% (LIBOR03M + 3.000%) due 10/01/2025 ~		1,187	1,120

Summer (BC) Holdco B SARL
5.331% (LIBOR03M + 4.750%) due 12/04/2026 «~		16,238	15,021

Sunshine Luxembourg SARL
3.750% (EUR003M + 3.750%) due 10/01/2026 ~	EUR	1,000	1,074
5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~		$1,071	1,027

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Renal Care, Inc.
5.178% (LIBOR03M + 5.000%) due 06/26/2026 ~		$2,066	$1,991

VS Buyer LLC
3.428% (LIBOR03M + 3.250%) due 02/28/2027 «~		200	194

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		4,152	4,110

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		16,920	10,998

Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~		36,343	22,624
8.250% (PRIME + 5.000%) due 03/29/2021 «~		4,750	2,993

Zayo Group Holdings, Inc.
3.178% (LIBOR03M + 3.000%) due 03/09/2027 ~		1,097	1,043

Total Loan Participations and Assignments (Cost $399,362)			288,495

CORPORATE BONDS & NOTES 38.8%

BANKING & FINANCE 13.3%

Ally Financial, Inc.
8.000% due 11/01/2031		16	21

Ambac LSNI LLC
6.000% due 02/12/2023 •(n)		2,507	2,484

Ardonagh Midco PLC
8.375% due 07/15/2023 (n)	GBP	62,007	79,894

Banco BTG Pactual S.A.
4.500% due 01/10/2025 (n)		$1,000	982

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	4,000	1,161

Barclays PLC
7.125% due 06/15/2025 •(i)(k)(n)	GBP	800	983
7.750% due 09/15/2023 •(i)(k)(n)		$4,800	4,880
7.875% due 09/15/2022 •(i)(k)(n)	GBP	3,400	4,233
8.000% due 06/15/2024 •(i)(k)(n)		$2,400	2,488

CBL & Associates LP
4.600% due 10/15/2024 ^(e)		13	4
5.250% due 12/01/2023 ^(e)(j)(n)		611	169
5.950% due 12/15/2026 ^(e)(n)		3,196	928

Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(k)(n)		560	576
7.500% due 07/17/2023 •(i)(k)(n)		1,600	1,663

Emerald Bay S.A.
0.000% due 10/08/2020 (h)(n)	EUR	1,574	1,732

ESH Hospitality, Inc.
4.625% due 10/01/2027 (n)		$297	280

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		2,021	1,827

GE Capital Funding LLC
4.400% due 05/15/2030 (n)		4,100	4,268

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (n)		510	518

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023 (n)		600	594

HSBC Holdings PLC
4.750% due 07/04/2029 •(i)(k)	EUR	240	256
5.875% due 09/28/2026 •(i)(k)	GBP	600	730
6.000% due 09/29/2023 •(i)(k)	EUR	300	351
6.500% due 03/23/2028 •(i)(k)(n)		$970	996

Hunt Cos., Inc.
6.250% due 02/15/2026 (n)		136	124

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		800	795
3.950% due 02/13/2050		400	376

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
5.750% due 11/16/2026 •(i)(k)(n)		$1,200	$1,192

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027 (n)		177	142

Legg Mason PT
7.130% due 01/10/2021 «		7,829	7,883

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(k)(n)		2,200	2,284
7.625% due 06/27/2023 •(i)(k)(n)	GBP	1,880	2,386
7.875% due 06/27/2029 •(i)(k)(n)		26,825	37,060

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (n)		$1,542	1,576

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		23,200	25,788

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(k)		200	201
8.000% due 08/10/2025 •(i)(k)(n)		3,127	3,459

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(k)(n)	GBP	23,460	29,748
7.375% due 06/24/2022 •(i)(k)(n)		11,145	14,157

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(k)(n)		$850	846
7.375% due 10/04/2023 •(i)(k)(n)		3,100	3,125

Stearns Holdings LLC
5.000% due 11/05/2024		22	13
9.375% due 08/15/2020 ^«		823	0

Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (n)	GBP	5,099	6,443
7.395% due 03/28/2024		6,155	7,945

Uniti Group LP
7.875% due 02/15/2025 (n)		$39,534	40,192

Uniti Group, Inc.
6.000% due 04/15/2023 (n)		5,000	4,891

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (n)		64,580	47,377

			350,021

INDUSTRIALS 20.2%

Aker BP ASA
3.000% due 01/15/2025 (n)		200	195
3.750% due 01/15/2030 (n)		400	377

Albertsons Cos., Inc.
3.500% due 02/15/2023 (n)		101	102
4.625% due 01/15/2027		47	47
4.875% due 02/15/2030 (n)		97	99

Arconic Corp.
6.125% due 02/15/2028 (n)		150	150

Associated Materials LLC
9.000% due 01/01/2024 (n)		54,965	47,324

B.C. Unlimited Liability Co.
4.375% due 01/15/2028 (n)		142	139

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)(n)		447	316

Boeing Co.
4.508% due 05/01/2023 (n)		1,534	1,621
4.875% due 05/01/2025 (n)		2,106	2,296
5.040% due 05/01/2027 (n)		1,684	1,859
5.150% due 05/01/2030 (n)		2,942	3,289
5.705% due 05/01/2040 (n)		3,794	4,304
5.805% due 05/01/2050 (n)		3,225	3,814
5.930% due 05/01/2060 (n)		4,332	5,140

Bombardier, Inc.
6.000% due 10/15/2022		152	107
7.500% due 12/01/2024 (n)		5,000	3,263
7.500% due 03/15/2025 (n)		3,919	2,570
7.875% due 04/15/2027 (n)		12,862	8,446

Camelot Finance S.A.
4.500% due 11/01/2026		39	39

CCO Holdings LLC
4.500% due 08/15/2030 (n)		815	835
4.750% due 03/01/2030 (n)		883	905

Citrix Systems, Inc.
3.300% due 03/01/2030 (n)		372	398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		$773	$719

Colt Merger Sub, Inc.
6.250% due 07/01/2025 (c)		15,100	15,020

Community Health Systems, Inc.
6.250% due 03/31/2023 (n)		37,131	35,048
8.000% due 03/15/2026 (n)		2,212	2,093
8.625% due 01/15/2024 (n)		1,078	1,058

Connect Finco SARL
6.750% due 10/01/2026 (n)		310	294

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(d)(e)(n)		453	136
10.000% due 11/09/2024 ^(d)(e)		69	5

Corning, Inc.
5.450% due 11/15/2079 (n)		482	576

CSC Holdings LLC
4.125% due 12/01/2030 (n)		200	199
4.625% due 12/01/2030 (n)		200	195

Delta Air Lines, Inc.
7.375% due 01/15/2026 (n)		7,192	6,965

Diamond Resorts International, Inc.
10.750% due 09/01/2024 (n)		1,138	1,028

DISH DBS Corp.
5.875% due 07/15/2022		54	55

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		15,047	14,292

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (n)		11,145	12,066

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030 (n)		300	325
4.700% due 05/07/2050 (n)		600	689

Energizer Holdings, Inc.
4.750% due 06/15/2028 (c)		3,000	2,950

Energy Transfer Operating LP
2.900% due 05/15/2025 (n)		188	193
3.750% due 05/15/2030 (n)		415	411
5.000% due 05/15/2050 (n)		375	356

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		12,973	6,208

Exela Intermediate LLC
10.000% due 07/15/2023		618	153

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		8,692	8,215
6.875% due 03/01/2026 (n)		6,130	5,822

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		21,546	18,799

Frontier Finance PLC
8.000% due 03/23/2022	GBP	24,200	31,027

Full House Resorts, Inc.
8.575% due 01/31/2024		$1,754	1,687
9.738% due 02/02/2024		146	140

General Electric Co.
4.350% due 05/01/2050 (n)		8,400	8,339
5.875% due 01/14/2038		22	25
6.150% due 08/07/2037		26	30
6.875% due 01/10/2039 (n)		204	251

Griffon Corp.
5.750% due 03/01/2028		60	59

iHeartCommunications, Inc.
6.375% due 05/01/2026 (n)		6,368	6,319

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)(n)	EUR	1,100	1,234

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)(n)		600	665

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(n)		$1,746	1,780

Illuminate Buyer LLC
9.000% due 07/01/2028		2,400	2,508

Innophos Holdings, Inc.
9.375% due 02/15/2028 (n)		597	587

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		1,479	374

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)		$28,897	$16,536
8.000% due 02/15/2024 (n)		1,383	1,405
8.500% due 10/15/2024 ^(e)(n)		44,249	26,746
9.750% due 07/15/2025 ^(e)(n)		25,578	15,753

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)(n)		29,001	2,103
8.125% due 06/01/2023 ^(e)(n)		1,289	81

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (n)		4,800	4,613

LifePoint Health, Inc.
4.375% due 02/15/2027		38	36

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		4,352	732

Marriott International, Inc.
4.625% due 06/15/2030 (n)		176	183

Mattel, Inc.
5.875% due 12/15/2027		39	41

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (n)		770	772
5.625% due 07/17/2027 (n)		200	203

NCL Corp. Ltd.
3.625% due 12/15/2024 (n)		371	228
12.250% due 05/15/2024 (n)		5,664	5,949

Netflix, Inc.
3.625% due 06/15/2030 (n)	EUR	800	927
3.875% due 11/15/2029 (n)		4,211	4,983
4.625% due 05/15/2029		1,500	1,876
4.875% due 06/15/2030 (n)		$600	643
5.375% due 11/15/2029 (n)		326	359

Noble Holding International Ltd.
7.875% due 02/01/2026 (n)		1,313	346

Occidental Petroleum Corp.
1.842% (US0003M + 1.450%) due 08/15/2022 ~		1,000	920

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2020 (h)(i)		4,070	14

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028 (n)		1,820	1,855
7.375% due 06/01/2025		744	757

Pacific Drilling SA
8.375% due 10/01/2023		1,962	497

Pan American Energy LLC
28.216% (BADLARPP) due 11/20/2020 ~	ARS	273,836	2,470

Petroleos Mexicanos
6.350% due 02/12/2048 (n)		$9,100	6,769
6.750% due 09/21/2047 (n)		13,600	10,481
6.840% due 01/23/2030 (n)		13,600	11,949
7.690% due 01/23/2050 (n)		17,200	14,290

Picasso Finance Sub, Inc.
6.125% due 06/15/2025 (n)		386	394

Platin 1426 GmbH
6.875% due 06/15/2023 (n)	EUR	4,280	4,544

Prime Security Services Borrower LLC
6.250% due 01/15/2028 (n)		$388	367

PTC, Inc.
3.625% due 02/15/2025 (n)		149	148
4.000% due 02/15/2028		73	73

QVC, Inc.
5.950% due 03/15/2043 (n)		3,102	2,590

Radiate Holdco LLC
6.875% due 02/15/2023		19	19

Radiology Partners, Inc.
9.250% due 02/01/2028		266	251

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026 (n)	EUR	1,000	1,174

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	169

Scientific Games International, Inc.
8.625% due 07/01/2025 (c)		$3,300	3,093

Sensata Technologies, Inc.
4.375% due 02/15/2030 (n)		156	155

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	77

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		$15,000	$14,010

Staples, Inc.
7.500% due 04/15/2026 (n)		99	78

TEGNA, Inc.
4.625% due 03/15/2028 (n)		899	832

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (n)		204	204

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021 (n)		200	199

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021 (n)		1,946	1,911
6.000% due 01/31/2025 (n)	EUR	600	714

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		$11,465	12,688
5.750% due 09/30/2039 (n)		55,554	65,874

TransDigm, Inc.
5.500% due 11/15/2027		172	151

Transocean Pontus Ltd.
6.125% due 08/01/2025 (n)		688	605

Transocean, Inc.
7.250% due 11/01/2025 (n)		361	202
7.500% due 01/15/2026 (n)		285	158
8.000% due 02/01/2027 (n)		635	360

Trident TPI Holdings, Inc.
9.250% due 08/01/2024 (n)		97	100

Triumph Group, Inc.
5.250% due 06/01/2022 (n)		136	117
6.250% due 09/15/2024		402	342

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (n)		589	608

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (n)		1,300	1,053

United Group BV
3.250% due 02/15/2026 •(n)	EUR	400	430

Valaris PLC
5.750% due 10/01/2044 ^(e)(j)		$717	57
7.750% due 02/01/2026 ^(e)		94	7

ViaSat, Inc.
5.625% due 04/15/2027		82	84

VMware, Inc.
4.700% due 05/15/2030		1,000	1,108

Western Midstream Operating LP
2.161% (US0003M + 0.850%) due 01/13/2023 ~(n)		224	206
5.250% due 02/01/2050 (n)		150	131

Windstream Services LLC
8.625% due 10/31/2025		300	181

Wyndham Destinations, Inc.
3.900% due 03/01/2023 (n)		409	383
4.625% due 03/01/2030 (n)		228	211
5.400% due 04/01/2024 (n)		174	169

Wynn Macau Ltd.
5.125% due 12/15/2029 (n)		1,100	1,070

Yellowstone Energy LP
5.750% due 12/31/2026 «		3,122	3,411

YPF S.A.
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	31,930	296

Zayo Group Holdings, Inc.
6.125% due 03/01/2028		$371	361

			532,335

UTILITIES 5.3%

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025 (n)		600	588
4.625% due 02/04/2030 (n)		500	478

CenturyLink, Inc.
4.000% due 02/15/2027 (n)		298	289

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		5,249	3,111

Edison International
5.750% due 06/15/2027 (n)		249	286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Frontier Communications Corp.
8.000% due 04/01/2027		$570	$580

Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037 (n)		300	433

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(n)		2,767	2,373

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)(n)		2,192	658

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		24,105	19,887

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		21,637	2,055

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)(n)		1,086	1,188
2.950% due 03/01/2026 ^(e)(n)		4,552	4,918
3.250% due 09/15/2021 ^(e)(n)		293	320
3.250% due 06/15/2023 ^(e)(n)		5,617	6,115
3.300% due 03/15/2027 ^(e)(n)		11,351	12,352
3.300% due 12/01/2027 ^(e)		300	325
3.400% due 08/15/2024 ^(e)(n)		1,092	1,205
3.500% due 10/01/2020 ^(e)(n)		1,265	1,381
3.500% due 06/15/2025 ^(e)(n)		2,321	2,566
3.750% due 08/15/2042 ^(e)		116	121
3.850% due 11/15/2023 ^(e)(n)		501	558
4.000% due 12/01/2046 ^(e)		45	48
4.250% due 05/15/2021 ^(e)(n)		2,797	3,059
4.300% due 03/15/2045 ^(e)(n)		664	735
4.500% due 12/15/2041 ^(e)(n) 4.600% due 06/15/2043 ^(e)		1,251	1,385
		88	100
4.750% due 02/15/2044 ^(e)(n)		5,572	6,579
5.125% due 11/15/2043 ^(e)(n)		6,679	7,893
5.400% due 01/15/2040 ^(e)		92	110
6.250% due 03/01/2039 ^(e)(n)		3,534	4,229
6.350% due 02/15/2038 ^(e)(n)		4,204	5,042

Pacific Gas and Electric Co.
2.500% due 02/01/2031 (n)		2,000	1,960
3.500% due 08/01/2050 (n)		1,200	1,161
4.250% due 08/01/2023 (n)		4,312	4,931
4.650% due 08/01/2028		5,289	6,366

Petrobras Global Finance BV
5.375% due 10/01/2029 (n)	GBP	2,320	2,865
6.625% due 01/16/2034 (n)		11,017	13,962

RCS & RDS S.A.
3.250% due 02/05/2028	EUR	100	106

Rio Oil Finance Trust
9.250% due 07/06/2024 (n)		$12,444	12,756
9.750% due 01/06/2027		402	417
9.750% due 01/06/2027 (n)		2,931	3,044

Southern California Edison Co.
2.850% due 08/01/2029		74	78

Talen Energy Supply LLC
6.625% due 01/15/2028 (n)		160	157

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)		640	554

Transocean Sentry Ltd.
5.375% due 05/15/2023 (n)		400	344

			139,668

Total Corporate Bonds & Notes (Cost $1,112,046)			1,022,024

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

Caesars Entertainment Corp.
5.000% due 10/01/2024 (n)		2,952	4,976

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)		48	7

Total Convertible Bonds & Notes (Cost $5,544)			4,983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.2%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	$580	$609

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	145	160
7.350% due 07/01/2035	115	130

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	480	488

		1,387

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,040	1,041

NEW JERSEY 0.2%

New Jersey Economic Development Authority Revenue Bonds, Series 2005
6.500% due 09/01/2036 «	6,030	6,194

VIRGINIA 0.0%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	95	91

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	231,485	11,685
7.467% due 06/01/2047	12,320	12,417

		24,102

Total Municipal Bonds & Notes (Cost $35,774)		32,815

U.S. GOVERNMENT AGENCIES 5.2%

Fannie Mae
3.000% due 01/25/2042 (a)(n)	525	20
3.500% due 08/25/2032 (a)(n)	1,640	158
4.000% due 06/25/2050 (a)(n)	23,424	3,447
5.000% due 01/25/2048 (a)(n)	7,882	1,437
5.816% due 08/25/2038 •(a)(n)	623	106
5.866% due 07/25/2059 •(a)	13,927	2,843
5.935% due 07/25/2029 •(n)	6,000	6,411
5.966% due 02/25/2043 •(a)(n)	2,868	443
6.456% due 12/25/2036 •(a)(n)	2,339	543
8.670% due 10/25/2042 •(n)	2,707	3,359

Freddie Mac
0.000% due 02/25/2046 (b)(h)(n)	34,903	32,055
0.100% due 02/25/2046 (a)(n)	328,543	113
0.100% due 02/25/2046 (a)	73,311	45
0.700% due 11/25/2055 ~(a)(n)	168,346	12,373
2.079% due 11/25/2045 ~(a)(n)	51,924	6,330
4.000% due 03/15/2027 - 07/25/2050 (a)	43,259	6,923
4.500% due 06/25/2050 (a)(n)	6,393	915
5.335% due 10/25/2029 •(n)	5,500	5,777
5.765% due 04/15/2039 •(a)(n)	2,247	418
5.960% due 05/25/2050 •(a)	13,100	2,631
6.015% due 09/15/2042 •(a)(n)	1,121	199
6.315% due 12/15/2034 •(a)	664	33
6.415% due 05/15/2041 •(a)(n)	1,371	286
9.185% due 03/25/2029 •	4,775	4,925
10.685% due 10/25/2028 •	990	1,059
10.935% due 03/25/2025 •	7,041	6,992

Ginnie Mae
3.500% due 06/20/2042 (a)(n)	794	83
5.910% due 12/20/2048 •(a)	8,819	1,516
5.930% due 08/20/2042 •(a)(n)	2,355	494
6.060% due 12/20/2040 •(a)(n)	2,116	313
6.505% due 08/16/2039 •(a)(n)	1,547	123

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.000% due 09/01/2050	$20,750	$21,130
2.500% due 08/01/2050 - 09/01/2050	13,500	14,033

Total U.S. Government Agencies (Cost $137,499)		137,533

NON-AGENCY MORTGAGE-BACKED SECURITIES 41.1%

Adjustable Rate Mortgage Trust
0.335% due 03/25/2037 •	1,343	1,296
0.445% due 03/25/2036 •(n)	4,458	2,876
4.157% due 03/25/2037 ~(n)	2,646	2,334
5.325% due 11/25/2037 ^~	1,175	957

American Home Mortgage Investment Trust
6.600% due 01/25/2037 þ	4,952	1,845

ASG Resecuritization Trust
3.079% due 01/28/2037 ~(n)	14,400	11,701
6.000% due 06/28/2037 ~(n)	31,437	23,744

Banc of America Alternative Loan Trust
0.545% due 06/25/2037 •	499	348
6.000% due 04/25/2036	945	903
6.000% due 07/25/2046 ^	1,206	1,156
6.456% due 06/25/2037 ^•(a)	537	128
6.500% due 02/25/2036 ^	1,936	1,891
16.534% due 09/25/2035 ^•	262	284

Banc of America Funding Trust
0.000% due 11/26/2036 ~(n)	30,309	6,792
0.395% due 04/25/2037 ^•	1,590	1,365
3.812% due 09/20/2037 ~	557	408
3.854% due 09/20/2047 ^~	225	186
3.931% due 04/20/2035 ^~	1,886	1,720
4.384% due 09/20/2046 ^~	2,520	2,367
5.355% due 08/26/2036 ~(n)	4,311	3,605
6.000% due 10/25/2037 ^(n)	4,694	3,526

Banc of America Mortgage Trust
5.750% due 10/25/2036 ^	1,249	1,222
5.750% due 05/25/2037 ^	954	818
6.000% due 10/25/2036 ^	152	150

Bancorp Commercial Mortgage Trust
3.935% due 08/15/2032 •(n)	3,470	3,028

Bayview Commercial Asset Trust
0.405% due 03/25/2037 •	169	158

BCAP LLC Trust
0.411% due 02/26/2037 ~(n)	15,215	12,730
0.528% due 05/26/2036 •(n)	6,133	5,153
0.668% due 05/26/2035 •(n)	7,032	5,330
2.391% due 02/26/2047 •(n)	19,319	15,593
3.499% due 07/26/2036 ~	1,635	1,618
3.610% due 07/26/2036 ~	663	585
3.643% due 03/26/2037 ~	1,324	1,107
3.869% due 03/27/2037 ~(n)	7,140	5,827
5.500% due 12/26/2035 ~(n)	9,385	8,106
6.000% due 06/26/2037 ~	3,994	4,057
6.000% due 10/26/2037 ~	3,599	2,999
9.426% due 01/26/2036 ~	16,368	6,111

Bear Stearns Adjustable Rate Mortgage Trust
3.766% due 02/25/2036 ^~	690	665

Bear Stearns ALT-A Trust
0.525% due 08/25/2036 ^•(n)	24,038	20,725
0.685% due 01/25/2036 ^•(n)	7,379	8,512
1.310% due 03/25/2035 •	5,790	5,426
3.347% due 04/25/2037 ~(n)	5,861	4,965
3.499% due 07/25/2036 ~(n)	58,686	37,209
3.565% due 08/25/2046 ^~(n)	3,660	2,850
3.658% due 03/25/2036 ~	1,815	1,224
3.740% due 09/25/2035 ^~(n)	4,824	2,914
3.941% due 12/25/2046 ^~(n)	4,499	2,919

Bear Stearns Commercial Mortgage Securities Trust
5.972% due 04/12/2038 ~	1,120	1,119

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ(n)	2,538	2,460

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	257	252

CD Mortgage Trust
5.688% due 10/15/2048 (n)	14,205	8,214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Commercial Mortgage Trust
5.794% due 12/10/2049 ~		$14,973	$9,083

Citigroup Mortgage Loan Trust
3.120% due 07/25/2036 ^~		3,049	2,197
3.223% due 08/25/2034 ~		6,115	4,903
3.266% due 03/25/2037 ^~		3,068	2,627
3.534% due 08/25/2037 ~		3,535	2,310
3.871% due 03/25/2037 ^~		1,309	1,235
3.882% due 04/25/2037 ^~		522	442
5.500% due 12/25/2035		3,061	2,406
6.000% due 07/25/2036		5,088	3,852
6.500% due 09/25/2036		1,384	1,055

Commercial Mortgage Loan Trust
6.252% due 12/10/2049 ~(n)		16,049	7,289

Countrywide Alternative Loan Resecuritization Trust
7.000% due 01/25/2037 ^		5,558	2,272

Countrywide Alternative Loan Trust
0.365% due 05/25/2036 •(n)		14,279	12,301
0.380% due 03/20/2047 •		674	542
0.395% due 08/25/2047 ^•(n)		1,290	1,135
0.405% due 05/25/2047 •(n)		9,209	5,570
0.415% due 03/25/2036 •(n)		13,937	12,877
0.445% due 07/25/2036 •(n)		7,159	5,848
0.790% due 11/20/2035 •		167	149
0.885% due 10/25/2035 ^•		866	638
2.814% due 07/20/2035 ^•(n)		10,028	8,331
3.610% due 05/25/2036 ~(n)		5,744	5,121
5.500% due 11/25/2035		1,892	1,452
5.500% due 02/25/2036		1,322	1,198
5.500% due 02/25/2036 ^(n)		1,283	1,070
5.500% due 05/25/2036 (n)		4,262	4,173
5.500% due 05/25/2036 ^		1,384	1,355
6.000% due 03/25/2035 ^		355	249
6.000% due 04/25/2036		590	382
6.000% due 01/25/2037 ^		1,016	1,023
6.000% due 02/25/2037 ^		1,742	1,087
6.000% due 04/25/2037 ^(n)		4,771	3,177
6.250% due 12/25/2036 ^•		659	438
19.293% due 07/25/2035 •		101	130

Countrywide Home Loan Mortgage Pass-Through Trust
2.055% due 03/25/2046 ^•(n)		37,697	23,700
3.484% due 05/20/2036 ^~		1,866	1,485
3.824% due 09/20/2036 ~(n)		4,021	3,598

Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~		1,789	857

Credit Suisse First Boston Mortgage Securities Corp.
5.100% due 08/15/2038 ~(n)		3,262	3,127
6.000% due 01/25/2036 ^		326	281

Credit Suisse Mortgage Capital Certificates
0.987% due 11/30/2037 ~(n)		10,750	9,323
2.592% due 11/25/2037 •(n)		10,762	8,436
3.217% due 05/27/2036 ~(n)		5,614	4,519
3.453% due 12/29/2037 ~		4,417	3,266
3.552% due 05/26/2036 ~(n)		6,970	5,546
3.653% due 09/26/2047 ~(n)		21,862	13,511
3.711% due 10/26/2036 ~(n)		15,897	14,698
3.814% due 04/28/2037 ~		4,179	3,970
5.169% due 11/27/2037 •(n)		8,360	6,142
5.750% due 05/26/2037 (n)		20,088	18,563

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		2,170	1,733
6.500% due 05/25/2036 ^		2,969	1,732

DBUBS Mortgage Trust
4.652% due 11/10/2046 (n)		19,203	17,239

Debussy DTC PLC
5.930% due 07/12/2025 (n)	GBP	34,996	41,845
8.250% due 07/12/2025		10,000	11,340

Deutsche ALT-A Securities, Inc.
0.485% due 04/25/2037 •(n)		$6,426	4,286

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^(n)		535	519

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	4	4,310
0.482% due 03/13/2045 «•	EUR	7,067	6,391
0.493% due 06/13/2045 •(n)	GBP	1,594	1,719
1.193% (BP0003M + 1.000%) due 06/13/2045 ~(n)		14,331	16,220

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.443% (BP0003M + 1.250%) due 06/13/2045 «~(n)		$14,787	$17,005
1.793% due 09/13/2045 •(n)		13,916	15,790
1.943% (BP0003M + 1.750%) due 06/13/2045 ~(n)		9,102	8,999
2.443% due 09/13/2045 •(n)		9,927	10,807
3.693% (BP0003M + 3.500%) due 06/13/2045 ~(n)		3,229	3,234
4.043% due 09/13/2045 •(n)		8,249	9,911

First Horizon Mortgage Pass-Through Trust
3.844% due 05/25/2037 ^~		$3,777	2,483

Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049 •(n)	EUR	2,789	2,985

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •(n)		20,823	19,605

GCCFC Commercial Mortgage Trust
5.807% due 07/10/2038 ~(n)		$9,873	8,146

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~(n)		5,350	4,552

Grifonas Finance PLC
0.000% due 08/28/2039 •(n)	EUR	7,762	8,204

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~(n)		$25,157	21,284

GSC Capital Corp. Mortgage Trust
0.365% due 05/25/2036 ^•		2,020	1,830

HarborView Mortgage Loan Trust
2.590% due 06/19/2045 ^•		1,110	652

HomeBanc Mortgage Trust
3.439% due 04/25/2037 ^~(n)		4,697	4,235

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		7,302	6,557

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •(n)	EUR	24,568	24,456

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •		801	808

IndyMac Mortgage Loan Trust
0.395% due 11/25/2036 •		$186	166
3.473% due 11/25/2035 ^~(n)		3,545	3,122
3.595% due 06/25/2036 ~		904	797

Jefferies Resecuritization Trust
6.000% due 12/26/2036 ~		3,902	1,787

JPMorgan Alternative Loan Trust
0.674% due 06/27/2037 •(n)		9,424	8,457
3.569% due 11/25/2036 ^~		136	137
3.706% due 05/25/2036 ^~		669	473
6.000% due 12/25/2035 ^		891	815
11.542% due 06/27/2037 ~(n)		13,578	9,340

JPMorgan Chase Commercial Mortgage Securities Trust
1.866% due 06/12/2041 ~(n)		10,975	11,030

JPMorgan Resecuritization Trust
4.240% due 03/21/2037 ~		2,233	1,980
6.000% due 09/26/2036		2,047	1,781
6.500% due 04/26/2036 ~		4,691	2,733

Lansdowne Mortgage Securities PLC
0.000% due 09/16/2048 •(n)	EUR	9,292	9,474

Lavender Trust
6.250% due 10/26/2036 (n)		$4,789	3,664

Lehman Mortgage Trust
6.000% due 01/25/2038 ^		2,484	2,573

Lehman XS Trust
1.068% due 08/25/2047 ^•		384	327

Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^(n)		3,117	3,019

Merrill Lynch Mortgage Investors Trust
3.663% due 03/25/2036 ^~(n)		9,364	6,243

Morgan Stanley Capital Trust
5.399% due 12/15/2043		843	572
6.371% due 08/12/2041 ~(n)		3,479	3,513

Morgan Stanley Mortgage Loan Trust
0.355% due 05/25/2036 •		168	56
3.896% due 05/25/2036 ^~		2,188	1,466
5.962% due 06/25/2036 ^~		2,049	863

Morgan Stanley Re-REMIC Trust
2.929% due 02/26/2037 •		3,549	3,081
3.218% due 03/26/2037 þ		2,151	1,857

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	79

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Resecuritization Trust
3.708% due 06/26/2035 ~(n)		$10,838	$7,808

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		4,111	3,984

Motel 6 Trust
7.111% due 08/15/2024 •		27,546	21,832

Natixis Commercial Mortgage Securities Trust
3.185% due 11/15/2034 •(n)		7,294	6,311
4.185% due 11/15/2034 •		3,163	2,620

PHH Alternative Mortgage Trust
0.000% due 02/25/2037 ^(b)(h)		3	3

RBSSP Resecuritization Trust
4.358% due 09/26/2035 ~(n)		6,438	4,617
6.000% due 06/26/2037 ~		1,261	1,049

Residential Accredit Loans, Inc. Trust
0.335% due 02/25/2037 •		496	428
6.000% due 12/25/2035 ^		2,323	2,269
6.000% due 11/25/2036 ^		2,702	2,520
6.250% due 02/25/2037 ^		3,585	3,316
6.500% due 09/25/2037 ^		1,362	1,332

Residential Asset Mortgage Products Trust
8.000% due 05/25/2032		660	534

Residential Asset Securitization Trust
6.000% due 05/25/2036		778	757
6.000% due 02/25/2037 ^		204	135
6.000% due 03/25/2037 ^		2,734	1,565
6.250% due 10/25/2036 ^		113	109

RiverView HECM Trust
0.680% due 05/25/2047 •		14,087	12,904

Sequoia Mortgage Trust
2.449% due 02/20/2034 •		332	312
3.389% due 09/20/2032 ~		489	464

Structured Asset Mortgage Investments Trust
0.395% due 05/25/2036 •		26	23

SunTrust Adjustable Rate Mortgage Loan Trust
3.866% due 02/25/2037 ^~		3,032	2,804

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~		369	359

WaMu Mortgage Pass-Through Certificates Trust
2.240% due 07/25/2046 •		295	266
3.874% due 08/25/2036 ^~		1,821	1,648

Warwick Finance Residential Mortgages PLC
0.000% due 09/21/2049 ~	GBP	0	38,706
0.000% due 09/21/2049 «~		0	84,647
0.000% due 12/21/2049 (h)		0	868
0.982% due 12/21/2049 •(n)		18,678	22,928
1.682% due 12/21/2049 •		2,261	2,756
2.182% due 12/21/2049 •		1,130	1,374
2.682% due 12/21/2049 •		646	782
3.182% due 12/21/2049 •		646	770

Washington Mutual Mortgage Pass-Through Certificates Trust
0.425% due 01/25/2047 ^•		$1,903	1,711
2.474% due 06/25/2046 •(n)		7,504	4,679
5.750% due 11/25/2035 ^		1,313	1,212
5.967% due 05/25/2036 ^þ(n)		5,787	5,355

Wells Fargo Mortgage Loan Trust
3.747% due 03/27/2037 ~(n)		5,207	4,298

Total Non-Agency Mortgage-Backed Securities (Cost $1,093,536)			1,080,675

ASSET-BACKED SECURITIES 65.2%

ACE Securities Corp. Home Equity Loan Trust
0.295% due 12/25/2036 •(n)		24,197	9,030
0.805% due 02/25/2036 ^•(n)		5,090	4,880
1.280% due 07/25/2035 ^•(n)		17,938	13,750

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	918

Aegis Asset-Backed Securities Trust
0.665% due 06/25/2035 •(n)		$12,094	11,156

American Money Management Corp. CLO Ltd.
7.371% due 04/14/2029 •		6,100	4,799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.795% due 09/25/2035 •(n)		$13,750	$12,994
2.135% due 09/25/2032 •		1,148	1,110

Argent Securities Trust
0.285% due 06/25/2036 •		1,996	718
0.305% due 04/25/2036 •		1,147	485
0.335% due 06/25/2036 •		4,188	1,538
0.335% due 09/25/2036 •(n)		8,721	3,873
0.375% due 03/25/2036 •(n)		11,862	7,821

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.505% due 01/25/2036 •(n)		15,143	13,791
0.565% due 02/25/2036 •(n)		29,270	25,626
0.645% due 11/25/2035 •(n)		5,851	4,143
1.460% due 11/25/2034 •		9,031	8,380

Asset-Backed Funding Certificates Trust
1.010% due 07/25/2035 •(n)		7,400	6,881
1.235% due 03/25/2034 ^•		738	710

Asset-Backed Securities Corp. Home Equity Loan Trust
3.185% due 08/15/2033 •		409	401

Banco Bilbao Vizcaya Argentaria S.A.
0.261% due 03/22/2046 •	EUR	793	566

Bear Stearns Asset-Backed Securities Trust
0.325% due 12/25/2036 •(n)		$14,142	14,884
1.685% due 10/27/2032 •		62	65
2.060% due 12/25/2034 •(n)		18,650	16,336
3.934% due 10/25/2036 ~		354	336
6.000% due 12/25/2035 ^		463	387

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		10,100	7,863

California Street CLO Ltd.
6.119% due 10/15/2025 •(n)		9,850	8,946

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	725

Carrington Mortgage Loan Trust
0.265% due 03/25/2035 •		840	690
0.445% due 02/25/2037 •(n)		9,100	8,237
0.605% due 02/25/2037 •(n)		13,201	9,742
1.235% due 05/25/2035 •		4,400	4,093

Cavendish Square Funding PLC
0.592% due 02/11/2055 •	EUR	1,500	1,623
1.584% due 02/11/2055 •		3,500	3,741

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$3,390	1,069

Citigroup Mortgage Loan Trust
0.325% due 01/25/2037 •(n)		23,655	20,805
0.335% due 12/25/2036 •(n)		21,873	10,857
0.345% due 09/25/2036 •(n)		15,457	13,178
0.385% due 05/25/2037 •		618	475
0.405% due 12/25/2036 •(n)		4,405	2,227
0.885% due 11/25/2046 •		4,867	3,138
6.351% due 05/25/2036 ^þ		2,681	1,388

Conseco Finance Securitizations Corp.
9.546% due 12/01/2033 ~		6,480	6,745

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	1,579

Coronado CDO Ltd.
1.831% due 09/04/2038 •		$22,836	13,873
6.000% due 09/04/2038		3,664	2,801

Countrywide Asset-Backed Certificates
0.315% due 12/25/2036 ^•(n)		26,670	24,143
0.325% due 06/25/2035 •(n)		36,067	31,175
0.325% due 03/25/2037 •(n)		16,910	16,201
0.325% due 07/25/2037 ^•(n)		7,354	6,837
0.325% due 06/25/2047 ^•(n)		38,077	33,853
0.345% due 05/25/2036 •(n)		4,908	4,718
0.385% due 06/25/2037 ^•(n)		17,151	16,843
0.405% due 05/25/2037 •(n)		10,900	9,933
0.405% due 08/25/2037 •(n)		26,000	21,627
0.405% due 06/25/2047 ^•(n)		19,000	15,939
0.415% due 04/25/2047 •(n)		35,000	27,141
0.425% due 03/25/2036 •(n)		23,695	21,272
0.425% due 04/25/2036 ^•(n)		550	468
0.475% due 10/25/2047 •(n)		59,229	46,212
0.575% due 04/25/2036 •(n)		8,762	6,665

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.635% due 03/25/2047 ^•		$1,404	$1,140
0.675% due 04/25/2036 •(n)		15,850	10,019
0.735% due 05/25/2047 ^•		2,290	1,916
4.548% due 10/25/2046 ^~		259	256
4.717% due 10/25/2032 ^~(n)		15,457	14,704

Countrywide Asset-Backed Certificates Trust
0.705% due 05/25/2036 •(n)		32,300	22,833
1.910% due 11/25/2034 •(n)		13,611	12,972

Crecera Americas LLC
5.563% due 08/31/2020 •		44,982	45,061

Credit-Based Asset Servicing & Securitization CBO Corp.
0.568% due 09/06/2041 •		65,385	3,596

Credit-Based Asset Servicing & Securitization LLC
0.815% due 07/25/2035 •		3,000	2,679

ECAF Ltd.
4.947% due 06/15/2040		5,022	4,346

Encore Credit Receivables Trust
0.875% due 07/25/2035 •(n)		421	396

Euromax ABS PLC
0.082% due 11/10/2095 •	EUR	6,000	6,243

FAB UK Ltd.
0.000% due 12/06/2045 ~	GBP	12,066	4,681

Fieldstone Mortgage Investment Trust
0.508% due 07/25/2036 •		$5,414	3,175

First Franklin Mortgage Loan Trust
0.425% due 04/25/2036 •(n)		6,825	5,648
0.565% due 02/25/2036 •(n)		5,500	4,358
1.130% due 09/25/2035 •(n)		5,828	4,021
1.160% due 05/25/2036 •(n)		13,519	10,928

Fremont Home Loan Trust
0.335% due 01/25/2037 •		3,482	1,808
0.425% due 02/25/2037 •		1,389	691

Glacier Funding CDO Ltd.
0.826% due 08/04/2035 •		23,704	5,113

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		7,744	6,573

GSAMP Trust
0.245% due 01/25/2037 •		3,445	2,176
0.275% due 01/25/2037 •		1,028	652
0.345% due 04/25/2036 •		603	458
0.385% due 11/25/2036 •		4,307	2,520
0.435% due 12/25/2036 •		4,655	2,640
0.455% due 04/25/2036 •(n)		21,512	16,658
1.835% due 10/25/2034 •		191	189

Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~	EUR	1,400	347

Hillcrest CDO Ltd.
1.236% due 12/10/2039 •		$39,708	13,977

Home Equity Asset Trust
1.280% due 05/25/2035 •(n)		3,792	3,743
1.385% due 07/25/2035 •(n)		4,000	3,740

Home Equity Loan Trust
0.525% due 04/25/2037 •(n)		13,500	10,280

Home Equity Mortgage Loan Asset-Backed Trust
0.345% due 11/25/2036 •(n)		5,113	3,997
0.425% due 04/25/2037 •(n)		3,466	2,501
0.625% due 03/25/2036 •		1,504	1,345

Hout Bay Corp.
1.627% due 07/05/2041 •(n)		79,964	18,112

HSI Asset Securitization Corp. Trust
0.295% due 12/25/2036 •(n)		22,971	8,852
0.345% due 10/25/2036 •(n)		8,120	4,371
0.355% due 12/25/2036 •(n)		14,070	5,480
0.375% due 01/25/2037 •(n)		38,675	30,625
0.575% due 11/25/2035 •(n)		4,781	4,623

IXIS Real Estate Capital Trust
1.160% due 09/25/2035 ^•		5,457	4,852

JPMorgan Mortgage Acquisition Trust
0.335% due 07/25/2036 •		1,682	1,032
0.345% due 07/25/2036 ^•		1,203	443
5.462% due 09/25/2029 ^þ(n)		3,283	2,629
5.888% due 10/25/2036 ^þ(n)		10,943	8,760

Jubilee CLO BV
0.000% due 01/15/2028 ~	EUR	7,000	2,410

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
4.659% due 05/25/2037 ^~(n)	$9,698	$9,304

Long Beach Mortgage Loan Trust
0.375% due 02/25/2036 •(n)	41,627	35,340
0.835% due 09/25/2034 •	1,216	1,125
0.890% due 11/25/2035 •(n)	36,527	26,316

Marlette Funding Trust
0.000% due 07/16/2029 «(h)	16	3,038
0.000% due 09/17/2029 «(h)	20	5,986
0.000% due 03/15/2030 «(h)	27	8,363

MASTR Asset-Backed Securities Trust
0.355% due 06/25/2036 •(n)	6,008	5,612
0.365% due 02/25/2036 •(n)	7,705	3,720
0.425% due 06/25/2036 •	3,404	1,885
0.725% due 12/25/2035 •(n)	14,995	10,734

Morgan Stanley ABS Capital, Inc. Trust
0.245% due 09/25/2036 •	3,786	1,732
0.255% due 10/25/2036 •	4	2
0.325% due 10/25/2036 •(n)	9,251	4,823
0.335% due 06/25/2036 •(n)	6,217	4,066
0.335% due 06/25/2036 •	709	608
0.335% due 09/25/2036 •(n)	7,605	3,584
0.335% due 11/25/2036 •(n)	17,121	11,623
0.405% due 10/25/2036 •	4,458	2,355
0.860% due 09/25/2035 •(n)	18,121	16,494
1.220% due 01/25/2035 •	4,245	2,688
2.135% due 05/25/2034 •	1,684	1,695

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	87,000	22,130

New Century Home Equity Loan Trust
3.185% due 01/25/2033 ^~	373	341

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.515% due 10/25/2036 ^•	4,725	1,280
0.605% due 02/25/2036 •(n)	31,899	26,593

Ocean Trails CLO
5.534% due 08/13/2025 •(n)	3,500	3,052

Option One Mortgage Loan Trust
0.315% due 07/25/2037 •(n)	15,768	11,738
0.325% due 01/25/2037 •(n)	10,427	6,891
0.405% due 01/25/2037 •	2,127	1,425
0.435% due 03/25/2037 •	638	367
0.515% due 04/25/2037 •	2,458	1,596

Orient Point CDO Ltd.
1.707% due 10/03/2045 •(n)	299,099	123,923

Park Place Securities, Inc.
0.815% due 09/25/2035 •(n)	7,240	5,972

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.675% due 08/25/2035 •(n)	8,350	7,859
1.010% due 07/25/2035 •(n)	20,950	18,685
1.220% due 03/25/2035 ^•(n)	7,500	6,840
1.310% due 10/25/2034 •(n)	10,000	9,456
1.910% due 02/25/2035 •(n)	29,447	27,234
2.210% due 12/25/2034 •(n)	25,974	23,419

Popular ABS Mortgage Pass-Through Trust
0.875% due 06/25/2035 •	626	584
1.335% due 06/25/2035 •	1,349	1,271

RAAC Trust
1.935% due 05/25/2046 •(n)	17,151	13,441

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ	3,152	1,262

Residential Asset Mortgage Products Trust
0.505% due 01/25/2036 •(n)	9,757	8,824
0.755% due 01/25/2036 •(n)	4,360	4,108
0.905% due 02/25/2035 •	200	199
0.935% due 04/25/2034 •	3,070	2,980
1.055% due 04/25/2034 •(n)	3,090	3,038
1.760% due 04/25/2034 ^•	1,164	962
2.165% due 04/25/2034 ^•	1,738	1,348

Residential Asset Securities Corp. Trust
0.315% due 11/25/2036 •(n)	8,259	7,331
0.355% due 10/25/2036 •(n)	8,125	6,598
0.465% due 04/25/2036 •(n)	5,176	5,036
0.515% due 04/25/2036 •(n)	5,847	4,030
0.525% due 05/25/2037 •(n)	9,275	8,712

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.845% due 12/25/2035 •(n)		$12,563	$10,222
1.310% due 02/25/2035 •		1,900	1,832

Securitized Asset-Backed Receivables LLC Trust
0.325% due 07/25/2036 •(n)		19,500	16,309
0.345% due 07/25/2036 •		2,619	1,246
0.435% due 05/25/2036 •(n)		17,338	10,983
0.455% due 03/25/2036 •(n)		6,288	5,856
0.635% due 10/25/2035 •(n)		13,000	12,259
0.785% due 11/25/2035 •(n)		10,734	8,167
0.845% due 08/25/2035 ^•(n)		2,544	1,894

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		25	24,083

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		20	10,000

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		5	2,396

SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(h)		200	978
0.000% due 01/25/2039 (h)		21,280	4,295
0.000% due 05/25/2040 (h)		22,175	5,353
0.000% due 07/25/2040 «(h)		110	2,896
0.000% due 09/25/2040 (h)		9,122	3,171

Soloso CDO Ltd.
1.707% due 10/07/2037 •		11,318	8,828

Soundview Home Loan Trust
0.335% due 06/25/2037 •(n)		3,110	2,342
0.365% due 02/25/2037 •		7,972	2,908
0.445% due 02/25/2037 •(n)		9,252	3,479
0.535% due 03/25/2036 •(n)		7,933	7,596
1.135% due 10/25/2037 •(n)		6,052	5,113
1.285% due 09/25/2037 •		2,309	2,043

Specialty Underwriting & Residential Finance Trust
0.535% due 03/25/2037 •		558	427
1.160% due 12/25/2035 •		2,425	2,394
1.985% due 05/25/2035 •		1,617	1,589
3.947% due 02/25/2037 ^þ		3,117	1,582

Symphony CLO Ltd.
5.911% due 07/14/2026 •(n)		10,700	8,147

Taberna Preferred Funding Ltd.
0.891% due 02/05/2037 •		19,812	16,444
0.921% due 08/05/2036 •		3,358	2,821
0.921% due 08/05/2036 ^•		13,507	11,346
2.231% due 05/05/2038 •		6,080	5,441

Verde CDO Ltd.
1.603% due 10/05/2045 •		175,222	63,234

Wachovia Mortgage Loan Trust
0.875% due 10/25/2035 •(n)		8,000	7,294

Wells Fargo Home Equity Asset-Backed Securities Trust
0.515% due 05/25/2036 •(n)		5,000	4,786

Total Asset-Backed Securities (Cost $1,730,295)			1,712,341

SOVEREIGN ISSUES 3.0%

Argentina Government International Bond
7.820% due 12/31/2033 ^(e)(n)	EUR	54,148	26,376
15.500% due 10/17/2026 (n)	ARS	356,260	1,299
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~(n)		423,770	3,656
30.022% (BADLARPP) due 10/04/2022 ~		1,302	16

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~(n)		512,320	4,796
32.995% due 03/29/2024 ~		1,686,318	13,963

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	119

Ghana Government International Bond
6.375% due 02/11/2027 (n)		$2,600	2,441
7.875% due 02/11/2035 (n)		3,300	3,003
8.750% due 03/11/2061 (n)		984	893

Provincia de Buenos Aires
28.192% due 04/12/2025 (n)	ARS	1,400,286	10,339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
28.192% due 04/12/2025	ARS	66,400	$489
32.817% due 05/31/2022		2,330	19

South Africa Government International Bond
5.750% due 09/30/2049 (n)		$2,400	2,093

Turkey Government International Bond
5.250% due 03/13/2030 (n)		2,000	1,799

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024 (n)		800	836

Ukraine Government International Bond
4.375% due 01/27/2030 (n)	EUR	5,788	5,608

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$1,330	83
8.250% due 10/13/2024 ^(e)		188	12
9.250% due 09/15/2027 ^(e)		1,654	103

Total Sovereign Issues (Cost $174,260)			77,943

		SHARES
COMMON STOCKS 2.3%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (f)		2,994,420	3,114

iHeartMedia, Inc. « (f)		2,228	17

iHeartMedia, Inc. ‘A’ (f)		165,846	1,385

			4,516

CONSUMER DISCRETIONARY 1.0%

Caesars Entertainment Corp. (f)		2,222,152	26,955

ENERGY 0.0%

Dommo Energia S.A. «(f)(l)		3,076,286	709

Dommo Energia S.A. (f)(l)		619,588	180

Dommo Energia S.A. SP - ADR (f)		8,580	24

Forbes Energy Services Ltd. (f)(l)		152,625	12

			925

INDUSTRIALS 0.3%

McDermott International, Inc. «		1,477,109	5,465

Westmoreland Mining Holdings LLC «(f)(l)		240,452	1,803

			7,268

REAL ESTATE 0.4%

Uniti Group, Inc. «†(l)		1,315,270	11,655

UTILITIES 0.4%

Eneva S.A. (f)(l)		138,393	1,145

TexGen Power LLC «		285,522	9,208

			10,353

Total Common Stocks (Cost $90,453)			61,672

WARRANTS 0.3%

COMMUNICATION SERVICES 0.3%

iHeartMedia, Inc. - Exp. 05/01/2039		1,080,118	9,019

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «		60,569	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	81

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	2,530,304	$0

Total Warrants (Cost $23,162)		9,019

PREFERRED SECURITIES 3.5%

BANKING & FINANCE 1.7%

AGFC Capital Trust
2.969% (US0003M + 1.750%) due 01/15/2067 ~(n)	20,300,000	6,733

Nationwide Building Society
10.250% ~	75,035	14,551

OCP CLO Ltd.
0.000% due 04/26/2028 (h)	2,600	1,238

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (i)	17,471,000	20,946

		43,468

INDUSTRIALS 1.8%

General Electric Co.
5.000% due 01/21/2021 •(i)(n)	1,461,000	1,150

Sequa Corp. (12.000% PIK)
12.000% «(d)	62,578	46,827

		47,977

Total Preferred Securities (Cost $101,283)		91,445

		SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 12.7%

REPURCHASE AGREEMENTS (m) 11.3%
			$296,898

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	106,349	1,048

ARGENTINA TREASURY BILLS 0.6%
27.176% due 07/13/2020 - 10/29/2020 (g)(h)		773,275	7,454
30.365% due 08/28/2020 ~		456,396	4,406
32.786% due 09/18/2020 ~		344,600	3,279

			15,139

U.S. TREASURY BILLS 0.8%
0.128% due 07/07/2020 - 09/10/2020 (g)(h)(n)(p)(r)		$21,302	21,300

Total Short-Term Instruments (Cost $334,330)			334,385

Total Investments in Securities (Cost $5,237,544)			4,853,330

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

Sierra Hamilton Holder LLC «(l)	30,136,800	$301

Total Common Stocks (Cost $7,639)		301

Total Investments in Affiliates (Cost $7,639)		301

Total Investments 184.5% (Cost $5,245,183)		$4,853,631

Financial Derivative Instruments (o)(q) (0.3)% (Cost or Premiums, net $(5,896))		(6,822)

Other Assets and Liabilities, net (84.2)%		(2,216,104)

Net Assets 100.0%		$2,630,705

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†	Forward Commitment Transaction.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/03/2019	$793	$889	0.03%
Eneva S.A.	12/21/2017 - 12/03/2019	644	1,145	0.04
Forbes Energy Services Ltd.	02/27/2013 - 03/11/2014	7,380	12	0.00
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	23,200	25,788	0.98

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Preylock Reitman Santa Cruz Mezz LLC 6.500% due 11/09/2022	04/09/2018	$31,563	$30,023	1.14%
Project Anfora Senior 2.750% due 06/30/2024	09/30/2019	21,360	21,410	0.81
Sierra Hamilton Holder LLC	07/31/2017	7,639	301	0.01
Uniti Group, Inc.	03/13/2020	8,326	11,655	0.44
Westmoreland Mining Holdings LLC	12/08/2014	7,007	1,803	0.07

		$107,912	$93,026	3.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.120%	06/30/2020	07/01/2020	$130,000	U.S. Treasury Notes 2.750% due 02/15/2028	$(132,541)	$130,000	$130,001
	0.120	07/01/2020	07/02/2020	70,000	U.S. Treasury Notes 1.625% due 11/30/2026	(71,422)	70,000	70,000
FICC	0.000	06/30/2020	07/01/2020	68,898	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	(70,276)	68,898	68,898
JPS	0.100	06/30/2020	07/01/2020	6,700	U.S. Treasury Notes 0.250% due 06/30/2025	(6,841)	6,700	6,700
MBC	0.130	06/30/2020	07/01/2020	21,300	U.S. Treasury Notes 2.625% due 07/15/2021	(21,977)	21,300	21,300

Total Repurchase Agreements						$(303,057)	$296,898	$296,899

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BNY	1.618%	06/08/2020	09/08/2020		$	(42,318)	$(42,361)
	1.658	05/22/2020	08/21/2020			(78,156)	(78,300)
	1.681	05/20/2020	08/20/2020			(17,009)	(17,043)
	1.724	05/14/2020	08/14/2020			(32,769)	(32,844)
BOS	1.044	06/18/2020	07/21/2020			(4,485)	(4,486)
	2.694	06/17/2020	07/17/2020			(52,342)	(52,397)
BPS	0.350	06/09/2020	09/09/2020		EUR	(17,430)	(19,587)
	0.400	04/14/2020	07/14/2020			(1,344)	(1,511)
	0.450	04/20/2020	07/20/2020			(531)	(597)
	0.550	07/06/2020	09/09/2020		$	(17,870)	(17,870)
	0.880	05/04/2020	07/06/2020			(14,304)	(14,324)
	0.880	05/05/2020	07/06/2020			(1,380)	(1,382)
	1.000	05/06/2020	TBD	(3)		(2,115)	(2,118)
	1.200	04/16/2020	07/16/2020		GBP	(28,838)	(35,823)
	1.250	04/08/2020	07/08/2020			(13,457)	(16,722)
	1.250	06/15/2020	07/17/2020		$	(2,767)	(2,769)
	1.381	05/19/2020	08/21/2020			(2,731)	(2,735)
	1.636	11/16/2018	TBD	(3)		(58,554)	(58,671)
	1.850	05/08/2020	TBD	(3)		(14,577)	(14,618)
	1.850	05/14/2020	07/15/2020			(7,537)	(7,556)
	1.881	05/18/2020	08/21/2020			(17,426)	(17,466)
	1.881	05/19/2020	08/21/2020			(26,695)	(26,757)
	1.918	05/04/2020	08/04/2020		GBP	(6,165)	(7,663)
	1.924	05/14/2020	08/17/2020		$	(31,206)	(31,286)
	2.213	05/06/2020	11/06/2020			(21,036)	(21,109)
	2.359	04/20/2020	07/20/2020			(12,778)	(12,838)
	2.385	04/17/2020	07/21/2020			(30,033)	(30,182)
	2.387	04/27/2020	07/27/2020			(1,139)	(1,144)
	2.426	04/15/2020	07/15/2020			(7,698)	(7,738)
BRC	(0.100)	06/19/2020	TBD	(3)		(1,109)	(1,109)
	0.150	06/23/2020	TBD	(3)		(1,841)	(1,841)
	0.500	03/25/2020	TBD	(3)		(143)	(143)
	1.000	06/05/2020	08/04/2020			(25,891)	(25,910)
	1.750	03/23/2020	TBD	(3)		(11,025)	(11,079)
	2.318	06/05/2020	09/03/2020			(13,291)	(13,313)
	2.344	06/03/2020	09/04/2020			(26,386)	(26,434)
	2.363	05/29/2020	09/01/2020			(19,632)	(19,674)
	2.371	05/27/2020	08/25/2020			(25,337)	(25,395)
BYR	1.412	07/06/2020	03/31/2021			(34,489)	(34,489)
CDC	0.550	06/09/2020	07/13/2020			(305)	(305)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	83

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.550%	06/18/2020	08/21/2020		$	(13,638)	$(13,641)
	0.550	06/26/2020	08/21/2020			(4,680)	(4,680)
	0.600	05/12/2020	TBD	(3)		(1,522)	(1,523)
	1.250	06/09/2020	09/09/2020			(5,304)	(5,309)
	1.250	06/12/2020	08/11/2020			(2,795)	(2,796)
	1.250	06/18/2020	08/21/2020			(23,245)	(23,255)
	1.300	05/21/2020	08/19/2020			(1,284)	(1,285)
	1.300	06/24/2020	08/20/2020			(597)	(597)
	1.500	05/15/2020	07/21/2020			(2,403)	(2,408)
CDI	1.250	05/11/2020	08/07/2020		GBP	(2,585)	(3,209)
	1.550	05/11/2020	08/07/2020			(2,565)	(3,185)
CEW	1.350	06/08/2020	09/09/2020		$	(275)	(276)
	1.350	06/10/2020	09/09/2020			(1,851)	(1,853)
	1.350	06/12/2020	09/10/2020			(8,264)	(8,270)
CFR	0.900	06/10/2020	09/08/2020		GBP	(2,134)	(2,645)
CIB	0.700	06/12/2020	07/16/2020		$	(1,385)	(1,386)
	0.700	06/26/2020	07/30/2020			(599)	(599)
CSG	1.500	06/03/2020	07/01/2020			(13,806)	(13,823)
	1.750	06/03/2020	TBD	(3)		(22,257)	(22,287)
	1.750	06/05/2020	TBD	(3)		(19,867)	(19,893)
GLM	0.400	02/13/2020	08/13/2020		EUR	(13,274)	(14,936)
	2.144	06/18/2020	07/20/2020		$	(6,933)	(6,939)
	2.188	06/11/2020	07/16/2020			(24,297)	(24,327)
	2.841	06/12/2020	07/17/2020			(9,356)	(9,370)
	4.419	04/14/2020	07/14/2020			(21,020)	(21,221)
GSC	1.200	06/11/2020	07/13/2020			(8,929)	(8,935)
JML	(0.250)	03/27/2020	TBD	(3)	EUR	(1,074)	(1,206)
	0.100	04/16/2020	07/14/2020			(1,676)	(1,884)
	0.100	04/17/2020	07/17/2020			(3,856)	(4,333)
	0.100	04/20/2020	07/17/2020			(3,476)	(3,906)
	0.150	04/28/2020	07/17/2020			(397)	(446)
	0.350	06/22/2020	07/22/2020			(3,908)	(4,391)
	0.750	04/14/2020	07/14/2020		GBP	(5,945)	(7,378)
	0.750	04/15/2020	07/15/2020			(11,747)	(14,578)
	0.750	04/17/2020	07/14/2020			(3,221)	(3,998)
	0.750	04/17/2020	07/17/2020			(583)	(723)
	0.750	04/20/2020	07/17/2020			(2,217)	(2,751)
	0.750	04/22/2020	07/20/2020			(143)	(178)
	0.750	04/23/2020	07/14/2020			(12,058)	(14,962)
	0.750	04/23/2020	07/23/2020			(14,573)	(18,083)
	0.750	04/28/2020	07/24/2020			(4,663)	(5,785)
	0.750	04/29/2020	07/15/2020			(1,447)	(1,795)
	0.810	06/18/2020	09/18/2020			(15,466)	(19,169)
	0.960	06/18/2020	09/18/2020			(8,958)	(11,103)
	1.000	04/07/2020	07/06/2020			(5,807)	(7,213)
	1.020	05/28/2020	08/28/2020		EUR	(2,637)	(2,966)
	1.700	04/29/2020	07/08/2020		$	(2,789)	(2,797)
	1.700	06/22/2020	07/08/2020			(11,038)	(11,046)
	2.000	04/08/2020	07/06/2020		GBP	(1,579)	(1,966)
	2.068	05/04/2020	08/04/2020			(9,182)	(11,415)
	2.218	05/04/2020	08/04/2020			(5,912)	(7,352)
	2.418	05/04/2020	08/04/2020			(4,705)	(5,853)
	2.518	05/04/2020	08/04/2020			(4,939)	(6,145)
	2.818	05/04/2020	08/04/2020			(1,577)	(1,962)
MBC	1.940	06/23/2020	07/23/2020		$	(10,185)	(10,189)
	1.990	06/29/2020	07/29/2020			(3,028)	(3,029)
	2.040	06/29/2020	07/29/2020			(13,681)	(13,682)
	2.090	06/29/2020	07/29/2020			(2,402)	(2,402)
	2.350	05/29/2020	08/28/2020			(4,428)	(4,438)
	2.500	05/11/2020	08/11/2020			(5,351)	(5,370)
	2.600	05/07/2020	07/07/2020			(6,455)	(6,481)
	2.600	05/11/2020	08/11/2020			(4,930)	(4,948)
MEI	1.400	06/12/2020	07/14/2020			(1,495)	(1,496)
MSB	2.277	06/05/2020	09/03/2020			(14,326)	(14,350)
	2.308	06/18/2020	09/21/2020			(16,755)	(16,769)
	3.741	04/27/2020	07/27/2020			(19,425)	(19,556)
MZF	1.929	06/04/2020	07/09/2020			(37,319)	(37,373)
	1.934	06/26/2020	07/31/2020			(3,562)	(3,563)
NOM	1.250	03/05/2020	TBD	(3)		(905)	(909)
	1.350	06/12/2020	07/17/2020			(1,410)	(1,411)
	1.400	06/12/2020	07/17/2020			(1,949)	(1,951)

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
	1.450%	06/05/2020	07/06/2020		$		(6,178)	$(6,184)
	2.500	04/07/2020	TBD	(3)			(258)	(260)
	2.750	05/06/2020	TBD	(3)			(3,686)	(3,702)
RTA	1.374	05/21/2020	08/24/2020				(3,522)	(3,527)
	1.374	05/29/2020	08/24/2020				(6,353)	(6,361)
	2.137	04/28/2020	07/28/2020				(5,140)	(5,159)
	2.359	04/21/2020	07/20/2020				(1,315)	(1,321)
	2.426	04/16/2020	07/16/2020				(9,887)	(9,938)
	3.137	04/28/2020	07/28/2020				(8,877)	(8,926)
	3.337	04/28/2020	07/28/2020				(1,562)	(1,571)
SBI	2.431	05/19/2020	08/21/2020				(9,702)	(9,730)
	2.431	05/20/2020	08/21/2020				(46,973)	(47,110)
	2.542	05/15/2020	08/13/2020				(2,724)	(2,733)
	2.687	05/04/2020	08/03/2020				(8,406)	(8,442)
	2.937	05/04/2020	08/03/2020				(8,113)	(8,151)
	2.991	06/09/2020	07/23/2020				(4,892)	(4,901)
	3.198	05/08/2020	08/06/2020				(4,521)	(4,542)
SCX	0.750	06/30/2020	07/31/2020				(1,950)	(1,950)
SOG	0.600	05/07/2020	TBD	(3)			(273)	(273)
	0.600	05/11/2020	TBD	(3)			(231)	(231)
	0.650	06/11/2020	07/13/2020				(2,386)	(2,387)
	0.900	05/11/2020	TBD	(3)			(4,508)	(4,513)
	0.900	06/03/2020	07/08/2020				(634)	(634)
	1.000	05/06/2020	TBD	(3)			(151)	(151)
	1.150	05/27/2020	08/28/2020				(1,064)	(1,065)
	1.250	05/15/2020	08/13/2020				(7,053)	(7,064)
	1.250	05/18/2020	08/17/2020				(43,806)	(43,873)
	1.300	04/22/2020	TBD	(3)			(27,614)	(27,684)
	1.300	04/29/2020	TBD	(3)			(7,749)	(7,767)
	1.300	05/01/2020	TBD	(3)			(9,637)	(9,659)
	1.300	05/06/2020	TBD	(3)			(13,578)	(13,606)
	1.350	05/07/2020	08/05/2020				(14,771)	(14,802)
	1.350	05/08/2020	08/05/2020				(8,878)	(8,896)
	2.063	06/08/2020	09/10/2020				(3,998)	(4,003)
	2.063	06/11/2020	09/10/2020				(10,596)	(10,608)
	2.063	06/12/2020	09/11/2020				(9,764)	(9,774)
	2.119	05/26/2020	08/26/2020				(25,145)	(25,199)
	2.136	05/18/2020	08/18/2020				(43,216)	(43,328)
	2.174	05/14/2020	08/17/2020				(16,574)	(16,622)
	2.181	05/20/2020	11/20/2020				(7,835)	(7,855)
	2.251	05/06/2020	08/04/2020				(18,591)	(18,657)
	2.306	05/04/2020	08/04/2020				(12,394)	(12,440)
	2.341	05/06/2020	11/03/2020				(12,457)	(12,503)
	2.341	05/08/2020	11/03/2020				(10,176)	(10,212)
	2.510	04/29/2020	07/29/2020				(5,064)	(5,086)
	2.637	04/27/2020	07/27/2020				(14,873)	(14,944)
UBS	0.478	06/08/2020	07/08/2020			EUR	(10,205)	(11,469)
	0.550	06/01/2020	07/01/2020			$	(420)	(420)
	0.550	07/01/2020	08/03/2020				(433)	(433)
	0.741	05/22/2020	08/24/2020			EUR	(2,008)	(2,258)
	0.750	06/29/2020	07/31/2020			$	(798)	(798)
	0.891	05/22/2020	08/24/2020			EUR	(10,492)	(11,799)
	0.970	05/28/2020	08/28/2020				(2,965)	(3,334)
	1.250	06/01/2020	07/01/2020			$	(7,711)	(7,719)
	1.250	06/09/2020	07/09/2020				(238)	(238)
	1.250	06/15/2020	07/15/2020				(3,617)	(3,619)
	1.250	06/17/2020	07/17/2020				(1,286)	(1,287)
	1.250	06/25/2020	07/27/2020				(1,166)	(1,166)
	1.250	06/29/2020	07/31/2020				(2,509)	(2,509)
	1.250	07/01/2020	08/03/2020				(7,662)	(7,662)
	1.300	06/22/2020	07/23/2020				(6,383)	(6,385)
	1.350	06/01/2020	07/01/2020				(23,418)	(23,444)
	1.350	06/09/2020	07/09/2020				(1,204)	(1,205)
	1.350	06/12/2020	07/13/2020				(929)	(930)
	1.350	06/15/2020	07/15/2020				(1,675)	(1,676)
	1.350	06/18/2020	07/20/2020				(139)	(139)
	1.350	06/22/2020	07/06/2020				(6,474)	(6,477)
	1.350	06/25/2020	07/01/2020				(803)	(803)
	1.350	06/25/2020	07/27/2020				(189)	(189)
	1.350	06/29/2020	07/01/2020				(1,177)	(1,177)
	1.350	06/29/2020	07/31/2020				(15,011)	(15,012)
	1.350	07/01/2020	08/03/2020				(5,861)	(5,861)
	1.500	06/01/2020	07/01/2020				(2,494)	(2,497)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	85

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
	1.500%	06/09/2020	07/01/2020		$		(636)	$(637)
	1.500	06/12/2020	07/13/2020				(886)	(887)
	1.500	06/15/2020	07/15/2020				(475)	(475)
	1.500	06/17/2020	07/01/2020				(2,723)	(2,725)
	1.500	06/17/2020	07/17/2020				(1,137)	(1,138)
	1.500	06/18/2020	07/20/2020				(976)	(976)
	1.500	07/01/2020	08/03/2020				(2,570)	(2,570)
	1.828	06/30/2020	07/31/2020				(38,412)	(38,414)
	1.828	07/01/2020	08/03/2020				(10,953)	(10,953)
	1.830	06/26/2020	07/24/2020				(38,292)	(38,301)
	1.840	06/22/2020	07/24/2020				(14,534)	(14,541)
	1.844	06/17/2020	07/17/2020				(28,430)	(28,450)
	1.928	06/03/2020	07/06/2020				(10,770)	(10,786)
	1.933	06/01/2020	07/01/2020				(10,640)	(10,657)
	1.934	05/15/2020	08/17/2020			GBP	(19,802)	(24,598)
	1.935	06/12/2020	07/13/2020			$	(30,888)	(30,919)
	2.000	03/26/2020	TBD	(3)			(26,163)	(26,304)
	2.000	06/26/2020	TBD	(3)			(4,785)	(4,786)
	2.335	06/12/2020	07/13/2020				(2,559)	(2,562)
	2.580	06/26/2020	07/24/2020				(9,083)	(9,086)
	2.780	06/26/2020	07/24/2020				(4,713)	(4,715)

Total Reverse Repurchase Agreements								$(2,134,868)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	2.500%	07/01/2050	$1,200	$(1,250)	$(1,250)
Uniform Mortgage-Backed Security, TBA	3.000	08/01/2050	6,500	(6,821)	(6,835)

Total Short Sales (0.3)%				$(8,071)	$(8,085)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$200,001	$0	$0	$200,001	$(203,963)	$(3,962)
BNY	0	(170,548)	0	(170,548)	251,741	81,193
BOS	0	(56,883)	0	(56,883)	129,148	72,265
BPS	0	(352,466)	0	(352,466)	456,015	103,549
BRC	0	(124,898)	0	(124,898)	177,122	52,224
BYR	0	(34,489)	0	(34,489)	55,097	20,608
CDC	0	(55,799)	0	(55,799)	61,963	6,164
CDI	0	(6,394)	0	(6,394)	8,812	2,418
CEW	0	(10,399)	0	(10,399)	12,348	1,949
CFR	0	(2,645)	0	(2,645)	3,002	357
CIB	0	(1,985)	0	(1,985)	2,483	498
CSG	0	(56,003)	0	(56,003)	76,841	20,838
FICC	68,898	0	0	68,898	(70,276)	(1,378)
GLM	0	(76,793)	0	(76,793)	106,981	30,188
GSC	0	(8,935)	0	(8,935)	12,146	3,211
JML	0	(175,384)	0	(175,384)	243,264	67,880
JPS	6,700	0	0	6,700	(6,841)	(141)
MBC	21,300	(50,539)	0	(29,239)	51,222	21,983
MEI	0	(1,496)	0	(1,496)	1,799	303
MSB	0	(50,675)	0	(50,675)	74,676	24,001
MZF	0	(40,936)	0	(40,936)	56,370	15,434
NOM	0	(14,417)	0	(14,417)	17,787	3,370
RTA	0	(36,803)	0	(36,803)	49,965	13,162
SBI	0	(85,609)	0	(85,609)	121,113	35,504
SCX	0	(1,950)	0	(1,950)	2,094	144
SOG	0	(333,836)	0	(333,836)	432,161	98,325
UBS	0	(384,986)	0	(384,986)	512,689	127,703

Total Borrowings and Other Financing Transactions	$296,899	$(2,134,868)	$0

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(50,747)	$(228,552)	$(184,536)	$(153,597)	$(617,432)
Convertible Bonds & Notes	0	0	(9,888)	0	(9,888)
U.S. Government Agencies	0	(15,406)	(2,735)	0	(18,141)
Non-Agency Mortgage-Backed Securities	0	(193,767)	(309,866)	0	(503,633)
Asset-Backed Securities	(10,657)	(251,359)	(467,144)	(110,349)	(839,509)
Sovereign Issues	0	(20,327)	(21,538)	(3,702)	(45,567)
Preferred Securities	(2,497)	0	0	(18,362)	(20,859)

Total Borrowings	$(63,901)	$(709,411)	$(995,707)	$(286,010)	$(2,055,029)

Payable for reverse repurchase agreements(6)					$(2,055,029)

(n)	Securities with an aggregate market value of $2,991,391 and cash of $956 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(2,459,238) at a weighted average interest rate of 2.432%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $0 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(79,839) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	24.293%	$6,300	$(13)	$(2,243)	$(2,256)	$33	$0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.946	13,300	249	563	812	0	(11)

						$236	$(1,680)	$(1,444)	$33	$(11)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	48,600	$603	$(2,895)	$(2,292)	$0	$(2)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	102,200	4,746	3,050	7,796	0	(63)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		46,900	(1,672)	(13,900)	(15,572)	249	0
Pay	3-Month USD-LIBOR	2.200	Semi-Annual	01/18/2023	$	2,200	(8)	134	126	1	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		164,300	3,084	5,573	8,657	8	0
Pay	3-Month USD-LIBOR	0.660	Semi-Annual	12/21/2026		483,000	(86)	7,230	7,144	0	(485)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		245,900	(17,834)	35,564	17,730	0	(274)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		64,900	1,045	8,650	9,695	0	(83)
Pay	3-Month USD-LIBOR	0.770	Semi-Annual	06/19/2029		172,500	(10)	2,819	2,809	0	(279)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		13,850	621	217	838	0	(29)
Receive(5)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		1,300	(40)	(1)	(41)	3	0
Receive	3-Month USD-LIBOR	0.930	Semi-Annual	12/19/2038		142,200	381	(1,900)	(1,519)	683	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	41,800	1,036	3,393	4,429	11	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	69,700	1,276	(1,799)	(523)	0	(116)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		5,500	(4)	(213)	(217)	0	(8)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,000	111	(282)	(171)	2	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050	GBP	29,500	619	(4,273)	(3,654)	0	(177)

							$(6,132)	$41,367	$35,235	$957	$(1,516)

Total Swap Agreements							$(5,896)	$39,687	$33,791	$990	$(1,527)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	87

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$990	$990	$0	$0	$(1,527)	$(1,527)

(p)	Securities with an aggregate market value of $4,328 and cash of $43,816 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2020	NZD	65		$39	$0	$(3)

BPS	07/2020	BRL	55,341		10,106	0	(70)
	07/2020	CAD	3,128		2,282	0	(22)
	07/2020	EUR	13,656		15,445	102	0
	07/2020	GBP	7,730		9,785	207	0
	07/2020		$10,328	BRL	55,341	0	(151)

BRC	07/2020	GBP	6,491		$8,052	9	0
	12/2020		$2,447	MXN	54,127	0	(138)

CBK	07/2020	EUR	1,020		$1,156	10	0
	07/2020	GBP	6,650		8,405	165	0
	07/2020		$2,641	GBP	2,074	0	(71)
	08/2020		29	RUB	2,009	0	(1)
	09/2020	PEN	17,655		$5,211	232	0

DUB	07/2020	BRL	55,341		10,491	315	0
	07/2020		$10,106	BRL	55,341	70	0
	08/2020		10,480		55,341	0	(320)

GLM	07/2020	EUR	7,830		$8,796	0	(1)
	08/2020		$25	RUB	1,745	0	(1)

HUS	07/2020	CAD	1,513		$1,116	1	0
	07/2020	EUR	4,325		4,834	0	(25)
	07/2020	GBP	5,430		6,731	3	0
	07/2020		$1,031	CAD	1,394	0	(5)
	07/2020		2,344	GBP	1,879	0	(16)
	07/2020		4,050	PEN	13,915	0	(122)
	08/2020	GBP	255,235		$313,002	0	(3,328)

JPM	07/2020	EUR	5,329		6,015	28	0
	07/2020	GBP	229,567		282,341	0	(2,115)

MYI	09/2020	IDR	8,802,996		581	0	(31)

SCX	07/2020	EUR	76,515		85,163	0	(802)
	07/2020		$3,005	CLP	2,342,267	0	(152)
	07/2020		2,492	EUR	2,207	0	(12)

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2020	EUR	106,468		$119,664	$0	$(38)
	09/2020	INR	12,686		165	0	(1)

SSB	07/2020		$4,215	GBP	3,372	0	(37)

UAG	07/2020	GBP	6,692		$8,328	36	0
	07/2020		$21	RUB	1,466	0	(1)

Total Forward Foreign Currency Contracts						$1,178	$(7,463)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(3)	$0	$0	$(3)	$(3)	$0	$(3)
BPS	309	0	0	309	(243)	0	0	(243)	66	(310)	(244)
BRC	9	0	0	9	(138)	0	0	(138)	(129)	0	(129)
CBK	407	0	0	407	(72)	0	0	(72)	335	(260)	75
DUB	385	0	0	385	(320)	0	0	(320)	65	0	65
GLM	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
HUS	4	0	0	4	(3,496)	0	0	(3,496)	(3,492)	186	(3,306)
JPM	28	0	0	28	(2,115)	0	0	(2,115)	(2,087)	(341)	(2,428)
MYI	0	0	0	0	(31)	0	0	(31)	(31)	0	(31)
SCX	0	0	0	0	(1,005)	0	0	(1,005)	(1,005)	843	(162)
SSB	0	0	0	0	(37)	0	0	(37)	(37)	0	(37)
UAG	36	0	0	36	(1)	0	0	(1)	35	0	35

Total Over the Counter	$1,178	$0	$0	$1,178	$(7,463)	$0	$0	$(7,463)

(r)

Securities with an aggregate market value of $1,029 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$33	$0	$0	$957	$990

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,178	$0	$1,178

	$0	$33	$0	$1,178	$957	$2,168

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$11	$0	$0	$1,516	$1,527

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,463	$0	$7,463

	$0	$11	$0	$7,463	$1,516	$8,990

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	89

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(22,856)	$0	$0	$(91,330)	$(114,186)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,419	$0	$8,419
Purchased Options	0	0	0	(10)	0	(10)
Swap Agreements	0	1,272	0	0	56	1,328

	$0	$1,272	$0	$8,409	$56	$9,737

	$0	$(21,584)	$0	$8,409	$(91,274)	$(104,449)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$4,312	$0	$0	$106,032	$110,344

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,323)	$0	$(1,323)
Swap Agreements	0	(1,305)	0	0	(35)	(1,340)

	$0	$(1,305)	$0	$(1,323)	$(35)	$(2,663)

	$0	$3,007	$0	$(1,323)	$105,997	$107,681

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$110,366	$178,129	$288,495
Corporate Bonds & Notes
Banking & Finance	0	316,350	33,671	350,021
Industrials	0	528,924	3,411	532,335
Utilities	0	139,668	0	139,668
Convertible Bonds & Notes
Industrials	0	4,976	0	4,976
Utilities	0	7	0	7
Municipal Bonds & Notes
Illinois	0	1,387	0	1,387
Iowa	0	1,041	0	1,041
New Jersey	0	0	6,194	6,194
Virginia	0	91	0	91
West Virginia	0	24,102	0	24,102
U.S. Government Agencies	1,516	136,017	0	137,533
Non-Agency Mortgage-Backed Securities	0	972,632	108,043	1,080,675
Asset-Backed Securities	0	1,646,738	65,603	1,712,341
Sovereign Issues	0	77,943	0	77,943
Common Stocks
Communication Services	4,499	0	17	4,516
Consumer Discretionary	26,955	0	0	26,955
Energy	192	24	709	925
Industrials	0	0	7,268	7,268
Real Estate	0	0	11,655	11,655
Utilities	1,145	0	9,208	10,353
Warrants
Communication Services	0	9,019	0	9,019
Preferred Securities
Banking & Finance	0	43,468	0	43,468
Industrials	0	1,150	46,827	47,977
Short-Term Instruments
Repurchase Agreements	0	296,898	0	296,898
Short-Term Notes	0	1,048	0	1,048

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Argentina Treasury Bills	$0	$15,139	$0	$15,139
U.S. Treasury Bills	0	21,300	0	21,300

	$34,307	$4,348,288	$470,735	$4,853,330

Investments in Affiliates, at Value
Common Stocks
Industrials	0	0	301	301

Total Investments	$34,307	$4,348,288	$471,036	$4,853,631

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(8,085)	0	(8,085)

	$0	$(8,085)	$0	$(8,085)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	990	0	990
Over the counter	0	1,178	0	1,178

	$0	$2,168	$0	$2,168

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,527)	0	(1,527)
Over the counter	0	(7,463)	0	(7,463)

	$0	$(8,990)	$0	$(8,990)

Total Financial Derivative Instruments	$0	$(6,822)	$0	$(6,822)

Totals	$34,307	$4,333,381	$471,036	$4,838,724

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2020:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$85,100	$169,009	$(38,909)	$(132)	$(14,370)	$(43,797)	$31,883	$(10,655)	$178,129	$(13,975)
Corporate Bonds & Notes
Banking & Finance	32,866	0	(1,091)	(76)	(10)	1,982	0	0	33,671	1,970
Industrials	3,578	0	(323)	0	0	156	0	0	3,411	169
Municipal Bonds & Notes
New Jersey	6,138	0	(150)	(4)	0	210	0	0	6,194	208
Non-Agency Mortgage-Backed Securities	0	0	(1,051)	0	1,027	24	108,043	0	108,043	0
Asset-Backed Securities	65,981	10,277	0	0	0	(16,641)	5,986	0	65,603	(16,641)
Common Stocks
Communication Services	0	0	0	0	0	0	17	0	17	0
Energy	3,307	632	(1,200)	0	178	(2,003)	0	(205)	709	77
Industrials	3,486	0	0	0	0	(1,683)	5,465	0	7,268	(1,683)
Real Estate	0	11,655	0	0	0	0	0	0	11,655	0
Utilities	11,207	0	0	0	0	(1,999)	0	0	9,208	(1,999)
Warrants
Industrials	2,982	0	0	0	0	(2,982)	0	0	0	(2,982)
Preferred Securities
Industrials	59,379	6,423	0	0	0	(18,975)	0	0	46,827	(18,975)

Totals	$274,024	$197,996	$(42,724)	$(212)	$(13,175)	$(85,708)	$151,394	$(10,860)	$470,735	$(53,831)

Investments in Affiliates, at Value
Common Stocks
Industrials	8,561	0	0	0	0	(8,260)	0	0	301	(8,260)

Totals	$282,585	$197,996	$(42,724)	$(212)	$(13,175)	$(93,968)	$151,394	$(10,860)	$471,036	$(62,091)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$51,433	Discounted Cash Flow	Discount Rate	4.960-8.030	6.752
	4,879	Other Valuation Techniques(2)	—	—	—
	22,624	Reference Instrument	Liquidity Discount	0.750	—
	99,193	Third Party Vendor	Broker Quote	63.000-108.750	87.100
Corporate Bonds & Notes
Banking & Finance	7,883	Proxy Pricing	Base Price	100.755	—
	25,788	Reference Instrument	Option Adjusted Spread	660.300 bps	—
Industrials	3,411	Proxy Pricing	Base Price	109.260	—
Municipal Bonds & Notes
New Jersey	6,194	Proxy Pricing	Base Price	103.224	—
Non-Agency Mortgage-Backed Securities	84,647	Proxy Pricing	Base Price	$683,072.170	—
	23,396	Proxy Pricing	Base Price	80.500-92.810	89.447
Asset-Backed Securities	65,603	Proxy Pricing	Base Price	77.700-95,000.000	52,045.934
Common Stocks
Communication Services	17	Other Valuation Techniques(2)	—	—	—
Energy	709	Other Valuation Techniques(2)	—	—	—
Industrials	1,803	Other Valuation Techniques(2)	—	—	—
	5,465	Third Party Vendor	Broker Quote	$3.700	—
Real Estate	11,655	Reference Instrument	Future Dividend Rate	5.230	—
Utilities	9,208	Indicative Market Quotation	Broker Quote	32.500	—
Preferred Securities
Industrials	46,827	Fundamental Valuation	Company Equity Value	$526,100,000.000	—

Total	$470,735

Investments in Affiliates, at Value
Common Stocks
Industrials	301	Other Valuation Techniques(2)	—	—	—

Total	$471,036

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	91

Consolidated Schedule of Investments PIMCO Dynamic Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 171.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 12.7%

Al Convoy (Luxembourg) SARL
3.750% (EUR003M + 3.750%) due 01/17/2027 ~	EUR	1,400	$1,509
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		$698	669

Alphabet Holding Co., Inc.
3.678% (LIBOR03M + 3.500%) due 09/26/2024 ~		292	275

Altice France S.A.
4.185% (LIBOR03M + 4.000%) due 08/14/2026 ~		690	666

Ancestry.com Operations, Inc.
4.750% (LIBOR03M + 3.750%) due 10/19/2023 ~		99	94
5.250% (LIBOR03M + 4.250%) due 08/27/2026 ~		198	188

Banijay Entertainment U.S. Holdings
TBD% due 03/04/2025 «		200	190

Boels Topholding BV
TBD% due 02/05/2027	EUR	2,300	2,492

Caesars Resort Collection LLC
2.928% (LIBOR03M + 2.750%) due 12/23/2024 ~		$997	894

Carnival Corp.
TBD% due 06/30/2025 «		1,900	1,843
TBD% due 06/30/2025	EUR	1,000	1,082

Clay Holdco BV
4.000% (EUR003M + 4.000%) due 10/30/2025 ~		4,626	5,004

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$7,526	6,679

DTEK Holdings Ltd.
TBD% due 08/01/2026	EUR	3,263	1,935

DTEK Investments Ltd.
5.750% (LIBOR03M + 5.000%) due 06/30/2023 ~		$6,750	4,001

Elanco Animal Health, Inc.
TBD% due 02/04/2027		310	297

Emerald TopCo, Inc.
4.260% (LIBOR03M + 3.500%) due 07/24/2026 ~		97	94

EyeCare Partners LLC
TBD% due 02/18/2027 µ		31	28
4.058% (LIBOR03M + 3.750%) due 02/05/2027 ~		134	122

Fleet U.S. Bidco, Inc.
4.322% (LIBOR03M + 3.250%) due 10/07/2026 «~		40	38

Froneri International PLC
2.428% (LIBOR03M + 2.250%) due 01/29/2027 ~		352	332
2.625% (EUR003M + 2.625%) due 01/29/2027 ~	EUR	400	434
5.750% (EUR003M + 5.750%) due 01/31/2028 ~		100	112

Front Range Bidco, Inc.
3.250% (EUR003M + 3.250%) due 03/09/2027 ~		998	1,083

Frontier Communications Corp.
5.350% - 6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~		$4,583	4,487

Ingersoll Rand Co. Ltd.
1.928% (LIBOR03M + 1.750%) due 03/01/2027 ~		123	117

Innophos, Inc.
3.928% (LIBOR03M + 3.750%) due 02/04/2027 «~		62	61

Intelsat Jackson Holdings S.A.
6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		130	132
8.000% (PRIME + 4.750%) due 11/27/2023 ~		300	300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~		$62	$58

McDermott Technology Americas, Inc.
3.178% (LIBOR03M + 3.000%) due 06/30/2025 «~		109	101
4.178% (LIBOR03M + 4.000%) due 06/30/2025 «~		1,651	1,478

Messer Industrie GmbH
2.808% (LIBOR03M + 2.500%) due 03/01/2026 ~		206	197

MH Sub LLC
4.572% (LIBOR03M + 3.750%) due 09/13/2024 ~		263	252

NCI Building Systems, Inc.
3.941% (LIBOR03M + 3.750%) due 04/12/2025 ~		118	113

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «		2,076	2,117
TBD% - 2.000% due 10/25/2023 ^(e)		47,654	12,443
14.000% (LIBOR03M + 12.750%) due 10/07/2020 «~µ		12,610	12,925

Nielsen Finance LLC
3.750% (EUR003M + 3.750%) due 06/05/2025 «~	EUR	1,000	1,118
5.750% (LIBOR03M + 3.750%) due 06/04/2025 ~		$1,000	994

Ortho-Clinical Diagnostics S.A.
3.429% (LIBOR03M + 3.250%) due 06/30/2025 ~		1,366	1,279

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)		1,882	2,047

Parexel International Corp.
2.928% (LIBOR03M + 2.750%) due 09/27/2024 ~		88	84

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~		232	230

Preylock Reitman Santa Cruz Mezz LLC
6.500% (LIBOR03M + 5.500%) due 11/09/2022 «~(l)		5,540	5,270

Project Anfora Senior
2.750% (EUR003M + 2.750%) due 06/30/2024 «~(l)	EUR	19,646	21,410

PUG LLC
3.678% (LIBOR03M + 3.500%) due 02/12/2027 «~		$86	75

Refinitiv U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	1,393	1,539
3.428% (LIBOR03M + 3.250%) due 10/01/2025 ~		$2,838	2,780

RegionalCare Hospital Partners Holdings, Inc.
3.928% (LIBOR03M + 3.750%) due 11/17/2025 ~		100	94

Reynolds Consumer Products LLC
1.928% (LIBOR03M + 1.750%) due 02/04/2027 ~		200	192

Sequa Mezzanine Holdings LLC
6.000% (LIBOR03M + 5.000%) due 11/28/2021 ~		13,431	12,345
10.000% (LIBOR03M + 9.000%) due 04/28/2022 «~		32,252	23,544

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		308	302

Starfruit Finco BV
3.188% (LIBOR03M + 3.000%) due 10/01/2025 ~		639	603

Summer (BC) Holdco B SARL
5.331% (LIBOR03M + 4.750%) due 12/04/2026 «~		7,960	7,363

Sunshine Luxembourg SARL
3.750% (EUR003M + 3.750%) due 10/01/2026 ~	EUR	1,000	1,074

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~		$672	$644

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		17,474	12,538

U.S. Renal Care, Inc.
5.178% (LIBOR03M + 5.000%) due 06/26/2026 ~		1,110	1,069

VS Buyer LLC
3.428% (LIBOR03M + 3.250%) due 02/28/2027 «~		100	97

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		6	6

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		25	16

Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~		18,014	11,214
8.250% (PRIME + 5.000%) due 03/29/2021 «~		1,450	914

Zayo Group Holdings, Inc.
3.178% (LIBOR03M + 3.000%) due 03/09/2027 ~		698	664

Total Loan Participations and Assignments (Cost $229,844)			174,347

CORPORATE BONDS & NOTES 39.0%

BANKING & FINANCE 13.3%

Ally Financial, Inc.
8.000% due 11/01/2031		10	13

Ambac Assurance Corp.
5.100% due 12/31/2049 (i)		184	247

Ambac LSNI LLC
6.000% due 02/12/2023 •(n)		1,756	1,739

Ardonagh Midco PLC
8.375% due 07/15/2023 (n)	GBP	30,410	39,183
8.625% due 07/15/2023 (n)		$400	418

Banco BTG Pactual S.A.
4.500% due 01/10/2025 (n)		600	589

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	2,000	581

Barclays Bank PLC
7.625% due 11/21/2022 (k)(n)		$8,700	9,477

Barclays PLC
5.875% due 09/15/2024 •(i)(k)	GBP	400	451
7.125% due 06/15/2025 •(i)(k)(n)		4,600	5,651
7.250% due 03/15/2023 •(i)(k)(n)		3,200	3,950
7.875% due 09/15/2022 •(i)(k)(n)		1,400	1,743
8.000% due 06/15/2024 •(i)(k)(n)		$1,400	1,451

CBL & Associates LP
4.600% due 10/15/2024 ^(e)		6	2
5.250% due 12/01/2023 ^(e)(j)(n)		313	86
5.950% due 12/15/2026 ^(e)(n)		1,551	450

Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(k)(n)		400	411
7.500% due 07/17/2023 •(i)(k)(n)		800	832

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	63	69

ESH Hospitality, Inc.
4.625% due 10/01/2027 (n)		$158	149

Ford Motor Credit Co. LLC
3.200% due 01/15/2021		200	198
3.350% due 11/01/2022		200	192
3.470% due 04/05/2021		1,000	988

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		1,013	916

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital Funding LLC
4.400% due 05/15/2030		$2,400	$2,498

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (n)		340	346

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023 (n)		300	297

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(k)(n)	GBP	1,000	1,218
6.000% due 09/29/2023 •(i)(k)	EUR	200	234
6.500% due 03/23/2028 •(i)(k)(n)		$1,220	1,253

Hunt Cos., Inc.
6.250% due 02/15/2026		60	55

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		300	298
3.950% due 02/13/2050		200	188

ING Groep NV
5.750% due 11/16/2026 •(i)(k)(n)		800	795

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		89	71

Lloyds Banking Group PLC
5.125% due 12/27/2024 •(i)(k)	GBP	900	1,022
7.500% due 09/27/2025 •(i)(k)(n)		$1,500	1,557
7.625% due 06/27/2023 •(i)(k)(n)	GBP	1,700	2,157
7.875% due 06/27/2029 •(i)(k)(n)		14,473	19,995

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (n)		$1,348	1,378

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		10,200	11,338

Preferred Term Securities Ltd.
0.701% (US0003M + 0.380%) due 09/23/2035 ~		134	127

Royal Bank of Scotland Group PLC
6.000% due 12/29/2025 •(i)(k)		2,800	2,843
8.000% due 08/10/2025 •(i)(k)(n)		5,775	6,388

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(k)(n)	GBP	9,200	11,666
7.375% due 06/24/2022 •(i)(k)(n)		8,635	10,968

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(k)(n)		$400	398
7.375% due 10/04/2023 •(i)(k)(n)		1,600	1,613

Springleaf Finance Corp.
6.875% due 03/15/2025 (n)		269	277

Tesco Property Finance PLC
6.052% due 10/13/2039 (n)	GBP	2,984	4,979

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$1,962	638

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,480	1,870

Uniti Group LP
7.875% due 02/15/2025 (n)		$19,288	19,609

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (n)		9,207	6,754

			182,616

INDUSTRIALS 20.3%

Aker BP ASA
3.000% due 01/15/2025 (n)		150	146
3.750% due 01/15/2030 (n)		150	141

Albertsons Cos., Inc.
3.500% due 02/15/2023		58	59
4.625% due 01/15/2027		26	26
4.875% due 02/15/2030		46	47

Altice Financing S.A.
2.250% due 01/15/2025	EUR	300	317
7.500% due 05/15/2026 (n)		$6,360	6,678

Arconic Corp.
6.125% due 02/15/2028		62	62

Associated Materials LLC
9.000% due 01/01/2024 (n)		16,400	14,120

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		64	63

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)(n)		248	176

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boeing Co.
4.508% due 05/01/2023 (n)		$804	$850
4.875% due 05/01/2025 (n)		1,104	1,203
5.040% due 05/01/2027 (n)		858	947
5.150% due 05/01/2030 (n)		1,643	1,837
5.705% due 05/01/2040 (n)		2,573	2,919
5.805% due 05/01/2050 (n)		1,715	2,028
5.930% due 05/01/2060 (n)		2,812	3,337

Bombardier, Inc.
6.125% due 01/15/2023 (n)		2,668	1,838
7.500% due 12/01/2024 (n)		3,926	2,562
7.500% due 03/15/2025 (n)		1,929	1,265
7.875% due 04/15/2027 (n)		6,382	4,191

Broadcom, Inc.
4.150% due 11/15/2030 (n)		811	884
4.300% due 11/15/2032 (n)		958	1,060

Buffalo Thunder Development Authority
0.000% due 11/15/2029 «(l)		2,483	2
11.000% due 12/09/2022 ^(e)		5,598	2,855

Camelot Finance S.A.
4.500% due 11/01/2026		17	17

CCO Holdings LLC
4.500% due 08/15/2030 (n)		379	388
4.750% due 03/01/2030 (n)		438	449

Citrix Systems, Inc.
3.300% due 03/01/2030 (n)		311	333

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (n)		390	363

Colt Merger Sub, Inc.
5.750% due 07/01/2025 (c)		1,100	1,108
6.250% due 07/01/2025 (c)		8,838	8,791

Community Health Systems, Inc.
6.250% due 03/31/2023 (n)		24,116	22,763
8.000% due 03/15/2026 (n)		1,328	1,257
8.625% due 01/15/2024 (n)		2,604	2,555

Connect Finco SARL
6.750% due 10/01/2026 (n)		144	136

Corning, Inc.
5.450% due 11/15/2079 (n)		186	222

CSC Holdings LLC
4.125% due 12/01/2030		200	199
4.625% due 12/01/2030		200	195

Delta Air Lines, Inc.
7.375% due 01/15/2026 (n)		1,830	1,772

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (n)		466	448
10.750% due 09/01/2024 (n)		3,348	3,025

DISH DBS Corp.
5.875% due 07/15/2022		14	14

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (n)		5,500	5,955

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030 (n)		200	216
4.700% due 05/07/2050 (n)		300	345

Energy Transfer Operating LP
2.900% due 05/15/2025		62	64
3.750% due 05/15/2030 (n)		185	183
5.000% due 05/15/2050 (n)		185	175

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		5,765	2,759

Exela Intermediate LLC
10.000% due 07/15/2023		267	66

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		3,902	3,688
6.875% due 03/01/2026 (n)		2,682	2,547

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		8,520	7,434

Frontier Finance PLC
8.000% due 03/23/2022	GBP	10,500	13,462

Full House Resorts, Inc.
8.575% due 01/31/2024		$780	750
9.738% due 02/02/2024		67	64

General Electric Co.
4.350% due 05/01/2050		4,800	4,765

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 01/14/2038		$46	$52
6.150% due 08/07/2037 (n)		235	273

Griffon Corp.
5.750% due 03/01/2028		33	33

HCA, Inc.
3.500% due 09/01/2030		182	176

iHeartCommunications, Inc.
6.375% due 05/01/2026 (n)		3,168	3,143
8.375% due 05/01/2027 (n)		808	742

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)(n)	EUR	690	774

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		300	333

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)(n)		$1,071	1,092

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(n)		944	962

Innophos Holdings, Inc.
9.375% due 02/15/2028 (n)		369	363

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		434	110

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(n)		16,715	9,565
8.000% due 02/15/2024 (n)		295	300
8.500% due 10/15/2024 ^(e)(n)		21,036	12,715
9.750% due 07/15/2025 ^(e)(n)		15,493	9,542

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)(n)		9,620	697
8.125% due 06/01/2023 ^(e)(n)		8,785	549

Kraft Heinz Foods Co.
3.875% due 05/15/2027 (n)		1,542	1,613
4.250% due 03/01/2031 (n)		1,542	1,638
5.500% due 06/01/2050 (n)		1,542	1,649

L Brands, Inc.
9.375% due 07/01/2025		1,000	1,004

LifePoint Health, Inc.
4.375% due 02/15/2027		62	59

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		318	53

Mattel, Inc.
5.875% due 12/15/2027		49	51

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (n)		500	501
5.625% due 07/17/2027 (n)		400	405

NCL Corp. Ltd.
3.625% due 12/15/2024 (n)		178	110

Netflix, Inc.
3.625% due 06/15/2030 (n)	EUR	427	495
3.875% due 11/15/2029 (n)		1,717	2,032
4.625% due 05/15/2029		700	875
4.875% due 06/15/2030 (n)		$300	321
5.375% due 11/15/2029 (n)		150	165

Noble Holding International Ltd.
7.875% due 02/01/2026		769	203

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028 (n)		312	318
7.375% due 06/01/2025		128	130

Pacific Drilling SA
8.375% due 10/01/2023		983	249

Pan American Energy LLC
28.216% (BADLARPP) due 11/20/2020 ~	ARS	132,530	1,195

Par Pharmaceutical, Inc.
7.500% due 04/01/2027 (n)		$286	294

Petroleos Mexicanos
5.350% due 02/12/2028 (n)		1,716	1,445
5.950% due 01/28/2031 (n)		9,959	8,231
6.490% due 01/23/2027 (n)		200	183
6.500% due 03/13/2027 (n)		3,176	2,871
6.500% due 01/23/2029 (n)		8,678	7,580
6.750% due 09/21/2047 (n)		120	93
6.840% due 01/23/2030 (n)		5,138	4,514
6.950% due 01/28/2060 (n)		780	601
7.690% due 01/23/2050 (n)		330	274

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	93

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		$186	$190

Platin 1426 GmbH
6.875% due 06/15/2023 (n)	EUR	1,200	1,274
6.875% due 06/15/2023		940	998

Prime Security Services Borrower LLC
6.250% due 01/15/2028 (n)		$178	168

QVC, Inc.
5.950% due 03/15/2043 (n)		1,325	1,106

Radiate Holdco LLC
6.875% due 02/15/2023		8	8

Radiology Partners, Inc.
9.250% due 02/01/2028		132	125

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026 (n)	EUR	400	470

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030 (n)		$1,107	1,225

Scientific Games International, Inc.
8.625% due 07/01/2025 (c)		2,600	2,437

Sensata Technologies, Inc.
4.375% due 02/15/2030		66	66

Staples, Inc.
7.500% due 04/15/2026		38	30

TEGNA, Inc.
4.625% due 03/15/2028 (n)		433	401

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (n)		170	170

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		19	19

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021 (n)		1,060	1,041
6.000% due 01/31/2025 (n)	EUR	200	238

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		$5,960	6,595
5.750% due 09/30/2039 (n)		29,307	34,752

TransDigm, Inc.
5.500% due 11/15/2027		88	77

Transocean Guardian Ltd.
5.875% due 01/15/2024 (n)		104	92

Transocean Pontus Ltd.
6.125% due 08/01/2025 (n)		336	295

Transocean, Inc.
7.250% due 11/01/2025		243	136
7.500% due 01/15/2026		70	39
8.000% due 02/01/2027 (n)		195	110

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		46	47

Triumph Group, Inc.
5.250% due 06/01/2022		84	72
6.250% due 09/15/2024 (n)		134	114

U.S. Renal Care, Inc.
10.625% due 07/15/2027		156	161

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (n)		500	405

United Group BV
3.125% due 02/15/2026 (n)	EUR	500	532
3.625% due 02/15/2028 (n)		500	529
4.875% due 07/01/2024 (n)		200	224

Univision Communications, Inc.
5.125% due 02/15/2025 (n)		$1,747	1,651

Valaris PLC
5.750% due 10/01/2044 ^(e)(j)		321	25
7.750% due 02/01/2026 ^(e)		38	3

Vale Overseas Ltd.
6.875% due 11/21/2036 (n)		333	437
6.875% due 11/10/2039 (n)		110	144

ViaSat, Inc.
5.625% due 04/15/2027		34	35

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		2,169	2,298

VMware, Inc.
4.700% due 05/15/2030		1,000	1,108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Western Midstream Operating LP
2.161% (US0003M + 0.850%) due 01/13/2023 ~		$124	$114
5.250% due 02/01/2050		62	54

Wyndham Destinations, Inc.
3.900% due 03/01/2023 (n)		204	191
4.625% due 03/01/2030		62	57
5.400% due 04/01/2024		50	48

Wynn Macau Ltd.
5.125% due 12/15/2029 (n)		800	778

YPF S.A.
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	21,300	197

Zayo Group Holdings, Inc.
6.125% due 03/01/2028		$211	206

			278,186

UTILITIES 5.4%

AT&T, Inc.
3.500% due 06/01/2041 (n)		1,739	1,833
3.650% due 06/01/2051 (n)		1,553	1,628
3.850% due 06/01/2060 (n)		1,295	1,380

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025 (n)		400	392
4.625% due 02/04/2030 (n)		300	287

CenturyLink, Inc.
4.000% due 02/15/2027 (n)		222	215

Edison International
5.750% due 06/15/2027 (n)		272	313

Frontier Communications Corp.
8.000% due 04/01/2027		316	321

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(n)		775	665

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		7,672	6,329

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)(n)		858	938
2.950% due 03/01/2026 ^(e)(n)		996	1,076
3.250% due 09/15/2021 ^(e)(n)		293	320
3.250% due 06/15/2023 ^(e)(n)		1,093	1,190
3.300% due 03/15/2027 ^(e)(n)		1,689	1,838
3.400% due 08/15/2024 ^(e)(n)		727	802
3.500% due 10/01/2020 ^(e)(n)		1,783	1,946
3.500% due 06/15/2025 ^(e)(n)		1,278	1,413
3.750% due 08/15/2042 ^(e)		58	60
3.850% due 11/15/2023 ^(e)(n)		89	99
4.000% due 12/01/2046 ^(e)		4	4
4.250% due 05/15/2021 ^(e)(n)		3,340	3,653
4.300% due 03/15/2045 ^(e)(n)		233	258
4.500% due 12/15/2041 ^(e)(n)		534	591
4.600% due 06/15/2043 ^(e)(n)		107	121
4.750% due 02/15/2044 ^(e)(n)		2,890	3,412
5.125% due 11/15/2043 ^(e)(n)		3,462	4,091
5.400% due 01/15/2040 ^(e)		46	55
5.800% due 03/01/2037 ^(e)(n)		8,885	10,624
6.050% due 03/01/2034 ^(e)(n)		4,901	5,852
6.250% due 03/01/2039 ^(e)(n)		1,776	2,126
6.350% due 02/15/2038 ^(e)(n)		734	880

Pacific Gas and Electric Co.
4.250% due 08/01/2023		3,310	3,786
4.650% due 08/01/2028		2,633	3,169

Petrobras Global Finance BV
6.625% due 01/16/2034 (n)	GBP	700	887
6.850% due 06/05/2115 (n)		$137	136

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	200	216
3.250% due 02/05/2028		100	106

Rio Oil Finance Trust
8.200% due 04/06/2028 (n)		$330	333
9.250% due 07/06/2024 (n)		4,060	4,162
9.250% due 07/06/2024		134	137
9.750% due 01/06/2027 (n)		2,124	2,206

Southern California Edison Co.
3.650% due 02/01/2050		62	68

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Communications, Inc.
6.000% due 11/15/2022 (n)	$185	$195

Sprint Corp.
7.250% due 09/15/2021 (n)	543	570
7.875% due 09/15/2023 (n)	3,100	3,495

Talen Energy Supply LLC
6.625% due 01/15/2028	62	61

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)	320	277

Transocean Sentry Ltd.
5.375% due 05/15/2023 (n)	300	258

		74,774

Total Corporate Bonds & Notes (Cost $565,090)		535,576

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

Caesars Entertainment Corp.
5.000% due 10/01/2024 (n)	4,394	7,408

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)	66	9

Total Convertible Bonds & Notes (Cost $8,248)		7,417

MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	129	139

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	70	77
7.350% due 07/01/2035	50	57

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	230	234

		507

WEST VIRGINIA 0.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	95,900	4,841

Total Municipal Bonds & Notes (Cost $7,419)		5,348

U.S. GOVERNMENT AGENCIES 3.6%

Fannie Mae
3.835% due 02/25/2040 •	720	702
5.736% due 07/25/2041 •(a)(n)	3,423	646
5.886% due 10/25/2040 •(a)(n)	4,955	722
5.935% due 07/25/2029 •(n)	2,460	2,628
6.166% due 12/25/2037 •(a)	165	35
6.336% due 09/25/2037 •(a)(n)	630	130
6.466% due 11/25/2036 •(a)	95	16
6.536% due 06/25/2037 •(a)	267	46
6.785% due 02/25/2040 •	2,660	1,874
6.796% due 03/25/2038 •(a)(n)	1,424	311
6.816% due 02/25/2038 •(a)(n)	903	211
6.916% due 06/25/2023 •(a)(n)	644	50
11.960% due 01/25/2041 •(n)	5,985	8,767

Freddie Mac
0.000% due 02/25/2046 (b)(h)(n)	15,521	14,255
0.100% due 02/25/2046 (a)(n)	146,095	50
0.100% due 02/25/2046 (a)	32,600	20
0.700% due 11/25/2055 ~(a)(n)	82,586	6,070
2.079% due 11/25/2045 ~(a)(n)	23,213	2,830
5.335% due 10/25/2029 •(n)	2,350	2,468
6.225% due 05/15/2037 •(a)	135	22
6.285% due 07/15/2036 •(a)(n)	1,834	373
6.395% due 09/15/2036 •(a)(n)	632	138
6.515% due 04/15/2036 •(a)(n)	658	100

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.595% due 09/15/2036 •(a)(n)		$1,094	$272
9.185% due 03/25/2029 •		2,089	2,154
10.685% due 10/25/2028 •		495	530
10.935% due 03/25/2025 •		3,161	3,139
14.032% due 09/15/2041 •(n)		602	1,079
16.413% due 09/15/2034 •		46	51

Total U.S. Government Agencies (Cost $49,280)			49,689

NON-AGENCY MORTGAGE-BACKED SECURITIES 53.4%

Alba PLC
0.453% due 12/15/2038 •(n)	GBP	7,155	7,701

American Home Mortgage Assets Trust
0.475% due 08/25/2037 ^•(n)		$10,764	9,363
0.725% due 11/25/2035 •		1,109	1,081

American Home Mortgage Investment Trust
0.785% due 09/25/2045 •		4,376	3,802
1.085% due 02/25/2044 •(n)		9,739	8,610

Banc of America Alternative Loan Trust
6.000% due 06/25/2037		191	189
6.000% due 06/25/2046		82	78

Banc of America Funding Trust
0.000% due 06/26/2035 ~		4,179	4,051
0.400% due 04/20/2047 ^•(n)		8,536	7,589
0.640% due 02/20/2035 •(n)		4,612	4,461
0.697% due 08/25/2047 ^~		3,652	2,872
3.687% due 03/20/2036 ^~		1,072	994
3.768% due 01/20/2047 ^~		148	136
3.814% due 01/25/2035 ~		249	236
6.119% due 07/26/2036 ~		11,069	5,169

Banc of America Mortgage Trust
3.996% due 01/25/2036 ~		491	441
4.122% due 10/20/2046 ^~		172	112

Bancaja Fondo de Titulizacion de Activos
0.000% due 10/25/2037 •(n)	EUR	1,392	1,536

BCAP LLC Trust
2.950% due 07/26/2045 ~(n)		$5,972	5,563
3.437% due 04/26/2037 ~		10,080	8,262
3.496% due 07/26/2035 ~		1,092	1,033
3.545% due 02/26/2036 ~		4,869	3,580
3.912% due 11/26/2035 ~(n)		4,333	3,974
4.025% due 06/26/2036 ~		3,712	3,190
5.500% due 12/26/2035 ~(n)		4,937	3,653
6.000% due 08/26/2037 ~		2,542	2,345

Bear Stearns Adjustable Rate Mortgage Trust
3.673% due 06/25/2047 ^~(n)		2,656	2,421

Bear Stearns ALT-A Trust
0.385% due 02/25/2034 •(n)		4,207	3,803
3.740% due 09/25/2035 ^~(n)		6,557	3,960
3.776% due 11/25/2035 ^~(n)		14,331	10,758

BRAD Resecuritization Trust
2.146% due 03/12/2021 «(a)		13,381	198
6.550% due 03/12/2021 «		3,231	3,108

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		31	30

CD Mortgage Trust
5.688% due 10/15/2048 (n)		6,393	3,696

Chase Mortgage Finance Trust
3.597% due 01/25/2036 ^~(n)		6,721	5,883
3.687% due 03/25/2037 ^~		1,696	1,608

Citigroup Commercial Mortgage Trust
5.794% due 12/10/2049 ~		403	245

Citigroup Mortgage Loan Trust
3.850% due 02/25/2036 ~(n)		8,783	7,781
3.900% due 10/25/2035 ^~		1,989	1,924
3.934% due 09/25/2037 ^~		4,529	4,265
4.140% due 03/25/2036 ^•		220	211

Commercial Mortgage Loan Trust
6.252% due 12/10/2049 ~(n)		7,444	3,381

Countrywide Alternative Loan Trust
0.375% due 09/25/2046 ^•(n)		9,084	8,003
0.435% due 06/25/2037 •(n)		10,984	8,331
0.798% due 12/25/2035 ~(a)(b)		11,080	349
0.915% due 11/25/2035 •(n)		12,103	11,683
1.687% due 12/25/2035 ~(a)(b)		5,529	262

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.197% due 06/25/2037 ^~		$151	$124
5.500% due 08/25/2020		28	28
5.500% due 07/25/2035 ^		1,229	954
5.500% due 11/25/2035 ^		508	418
5.500% due 01/25/2036 ^		103	102
5.500% due 04/25/2037 ^		2,156	1,632
5.750% due 01/25/2036		185	138
5.750% due 01/25/2037 ^(n)		10,656	8,417
5.750% due 04/25/2037 ^		1,746	1,730
6.000% due 08/25/2036 ^		325	259
6.000% due 11/25/2036 ^		311	261
6.000% due 12/25/2036		176	112
6.000% due 01/25/2037 ^		1,353	1,191
6.000% due 02/25/2037 ^		979	599
6.000% due 03/25/2037 ^		2,811	1,562
6.000% due 03/25/2037 ^(n)		9,125	5,069
6.000% due 04/25/2037 ^		5,742	3,715
6.000% due 07/25/2037 ^		143	142
6.000% due 09/25/2037		8,905	5,015
6.966% due 07/25/2036 •(a)		9,225	3,182
37.893% due 05/25/2037 ^•		876	1,962

Countrywide Home Loan Mortgage Pass-Through Trust
0.508% due 03/25/2036 •		969	485
0.785% due 03/25/2035 •		218	178
2.055% due 03/25/2046 ^•(n)		6,667	4,191
3.403% due 11/20/2035 ~(n)		9,948	8,324
3.907% due 06/25/2047 ^~(n)		3,010	2,944
5.000% due 11/25/2035 ^		36	27
5.500% due 12/25/2034		106	112
5.500% due 11/25/2035 ^		44	36
6.000% due 07/25/2037 ^		212	164
6.000% due 08/25/2037 (n)		4,389	3,266
6.000% due 08/25/2037 ^		2	2

Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~		881	422

Credit Suisse Mortgage Capital Certificates
2.539% due 02/27/2047 ~(n)		42,757	25,428
3.247% due 06/25/2036 ~		6,952	6,635
3.661% due 04/26/2035 ~(n)		11,749	10,755
3.713% due 07/26/2037 ~(n)		9,666	8,387
7.000% due 08/26/2036		14,458	4,831
7.000% due 08/27/2036		3,451	1,980

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 þ		6,154	4,298

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^(n)		11,180	4,928

Debussy DTC PLC
5.930% due 07/12/2025 (n)	GBP	13,521	16,167
8.250% due 07/12/2025		5,000	5,670

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
6.000% due 10/25/2021 ^		$125	107

Dssv SARL
3.000% due 10/15/2024 «•	EUR	13,679	14,908

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	2	1,783
1.193% (BP0003M + 1.000%) due 06/13/2045 ~(n)		5,904	6,683
1.443% (BP0003M + 1.250%) due 06/13/2045 «~		6,130	7,050
1.943% (BP0003M + 1.750%) due 06/13/2045 ~		3,780	3,738
3.693% (BP0003M + 3.500%) due 06/13/2045 ~		1,352	1,355

First Horizon Alternative Mortgage Securities Trust
3.422% due 08/25/2035 ^~		$717	121
6.916% due 11/25/2036 •(a)		973	282

First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		365	263

Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049 •(n)	EUR	1,195	1,279

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •		4,620	4,350

GreenPoint Mortgage Funding Trust
0.385% due 12/25/2046 ^•(n)		$4,186	3,672

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	8,468	8,950

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp. Trust
1.835% due 12/15/2036 •		$3,000	$2,735
4.744% due 10/10/2032 ~(n)		9,500	8,130
4.744% due 10/10/2032 ~		1,700	1,353

GSR Mortgage Loan Trust
4.149% due 11/25/2035 ~		159	115
6.500% due 08/25/2036 ^•		749	431

HarborView Mortgage Loan Trust
0.674% due 03/19/2036 ^•(n)		11,040	9,848
0.694% due 01/19/2036 •		6,443	4,768
0.840% due 06/20/2035 •(n)		7,235	7,032
1.090% due 06/20/2035 •		1,670	1,500

Hipocat FTA
0.000% due 10/24/2039 •(n)	EUR	4,194	4,623
0.000% due 01/15/2050 •(n)		4,860	5,214

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •		1,560	1,553

Impac CMB Trust
0.905% due 10/25/2034 •		$196	191

Impac Secured Assets Trust
0.295% due 05/25/2037 ^•		6	5

IndyMac Mortgage Loan Trust
0.385% due 11/25/2046 •(n)		5,331	4,722
0.435% due 02/25/2037 •		3,435	2,501
0.485% due 07/25/2036 •		492	377
3.121% due 03/25/2037 ~		29	27
3.428% due 06/25/2037 ^~(n)		3,764	3,011
3.512% due 02/25/2035 ~		310	283

JPMorgan Alternative Loan Trust
0.385% due 06/25/2037 •(n)		28,601	13,408
3.569% due 11/25/2036 ^~		474	451
5.960% due 12/25/2036 ^þ(n)		6,955	6,824

JPMorgan Chase Commercial Mortgage Securities Trust
1.645% due 06/15/2045 ~(a)		39,765	581

JPMorgan Mortgage Trust
3.626% due 10/25/2036 ~		661	560
3.771% due 06/25/2037 ^~		3,119	2,732

Lavender Trust
6.000% due 11/26/2036 (n)		10,944	11,104

LB-UBS Commercial Mortgage Trust
0.359% due 02/15/2040 ~(a)		4,945	0

Lehman Mortgage Trust
6.000% due 08/25/2036 ^		850	838
6.000% due 09/25/2036 ^		543	388
6.500% due 09/25/2037 ^		3,550	1,872
7.250% due 09/25/2037 ^(n)		31,137	11,808

Lehman XS Trust
0.465% due 07/25/2037 •(n)		23,044	15,654
0.685% due 07/25/2047 •(n)		3,427	2,722

MASTR Adjustable Rate Mortgages Trust
0.385% due 05/25/2047 •		14,455	16,486
0.865% due 05/25/2047 ^•		4,194	4,194

MASTR Alternative Loan Trust
0.535% due 03/25/2036 •		20,111	1,144
0.585% due 03/25/2036 ^•		26,583	1,585

Merrill Lynch Mortgage Investors Trust
3.828% due 05/25/2036 ~		3,863	3,658

Morgan Stanley Re-REMIC Trust
3.790% due 07/26/2035 ~		18,441	17,591
4.576% due 09/26/2035 ~		1,957	1,929
6.000% due 04/26/2036 (n)		7,969	8,807

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		1,810	1,754

Motel 6 Trust
7.111% due 08/15/2024 •		12,257	9,714

Natixis Commercial Mortgage Securities Trust
3.185% due 11/15/2034 •(n)		1,280	1,108
4.185% due 11/15/2034 •		555	460

Newgate Funding PLC
0.393% due 12/15/2050 •(n)	GBP	1,379	1,489
0.892% due 12/15/2050 •(n)	EUR	1,565	1,616
1.142% due 12/15/2050 «•(n)		2,989	3,148
1.443% due 12/15/2050 •	GBP	2,362	2,698

Nomura Resecuritization Trust
6.349% due 09/26/2035 ~		$3,968	3,890

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	95

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
0.565% due 09/25/2046 •		$361	$338

RBSSP Resecuritization Trust
3.482% due 07/26/2045 ~(n)		20,150	18,010
4.092% due 05/26/2037 ~(n)		4,376	3,550
6.000% due 03/26/2036 ^		5,378	4,143

Residential Accredit Loans, Inc. Trust
0.365% due 07/25/2036 ^•(n)		9,231	5,173
0.375% due 05/25/2037 •(n)		11,981	10,843
2.504% due 01/25/2046 ^•		4,566	4,036
5.470% due 01/25/2036 ~		405	352
6.000% due 08/25/2035 ^		701	700
6.000% due 06/25/2036		262	241
6.000% due 09/25/2036 ^		4,476	3,070
7.000% due 10/25/2037 (n)		7,654	6,781

Residential Asset Securitization Trust
5.500% due 07/25/2035		733	613
6.250% due 08/25/2037 ^		4,148	1,698

Residential Funding Mortgage Securities, Inc. Trust
5.355% due 08/25/2036 ^~		1,097	927
5.850% due 11/25/2035 ^		116	111
6.000% due 04/25/2037 ^		803	763

Rite Aid Pass-Through Certificates
6.779% due 01/02/2021 ~(n)		7,065	7,096

RiverView HECM Trust
0.680% due 05/25/2047 •		5,931	5,432

Sequoia Mortgage Trust
0.560% due 07/20/2036 •		1,294	698
1.390% due 10/20/2027 •		758	723

Structured Adjustable Rate Mortgage Loan Trust
3.704% due 02/25/2037 ^~(n)		10,074	8,477
3.726% due 08/25/2036 ~		2,614	977
3.912% due 04/25/2047 ~		1,606	1,058

Structured Asset Mortgage Investments Trust
0.375% due 07/25/2046 ^•(n)		13,275	10,250
0.525% due 03/25/2037 ^•		1,317	545
3.721% due 02/25/2036 ~		3,943	3,529

SunTrust Alternative Loan Trust
6.966% due 04/25/2036 ^•(a)		4,452	1,552

TBW Mortgage-Backed Trust
6.500% due 07/25/2036 (n)		18,944	8,047

WaMu Mortgage Pass-Through Certificates Trust
0.605% due 06/25/2044 •		171	167
1.990% due 07/25/2047 ^•		644	500
2.254% due 06/25/2047 ^•		2,596	779
2.314% due 07/25/2047 •(n)		17,053	14,345
2.384% due 10/25/2046 ^•		333	294
3.578% due 03/25/2037 ^~		2,857	2,654
3.649% due 02/25/2037 ^~		334	297

Washington Mutual Mortgage Pass-Through Certificates Trust
0.425% due 01/25/2047 ^•(n)		9,452	8,499
0.785% due 07/25/2036 ^•		5,359	3,424
6.000% due 04/25/2037 ^		2,710	2,590

Wells Fargo Alternative Loan Trust
3.667% due 07/25/2037 ^~		2,608	2,333
5.750% due 07/25/2037 ^		280	264

Wells Fargo Mortgage Loan Trust
4.018% due 04/27/2036 ~(n)		8,417	7,737

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037 ^		141	142

Total Non-Agency Mortgage-Backed Securities (Cost $665,764)			734,694

ASSET-BACKED SECURITIES 44.8%

ACE Securities Corp. Home Equity Loan Trust
1.145% due 08/25/2035 •		4,962	2,393

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.285% due 09/25/2034 •		740	685

Alkali Europe SARL
3.000% due 05/15/2021 «•	EUR	11,135	12,291

Asset-Backed Funding Certificates Trust
1.235% due 03/25/2034 ^•		$825	794

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
0.735% due 06/25/2036 •(n)		$6,213	$6,206
3.112% due 10/25/2036 ~		3,285	2,279

Citigroup Mortgage Loan Trust
0.345% due 12/25/2036 •(n)		15,814	10,557
0.405% due 12/25/2036 •(n)		9,265	4,684
0.885% due 11/25/2046 •		2,100	1,354
4.830% due 03/25/2036 ^þ(n)		1,862	1,222
5.852% due 05/25/2036 ^þ		461	239

Citigroup Mortgage Loan Trust, Inc.
0.445% due 03/25/2037 •(n)		19,241	17,125

Conseco Finance Corp.
7.060% due 02/01/2031 ~		3,593	3,566
7.500% due 03/01/2030 ~		7,366	4,334

Conseco Finance Securitizations Corp.
9.163% due 03/01/2033 ~		7,916	7,465

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	1,579

Coronado CDO Ltd.
1.831% due 09/04/2038 •		$9,970	6,057
6.000% due 09/04/2038		1,534	1,173

Countrywide Asset-Backed Certificates
0.315% due 12/25/2036 ^•(n)		12,055	10,913
0.355% due 06/25/2047 •(n)		1,032	1,029
0.385% due 06/25/2037 ^•(n)		7,929	7,786
0.385% due 06/25/2047 ^•(n)		20,117	17,638
0.445% due 01/25/2046 ^•(n)		34,748	23,095
0.605% due 06/25/2036 ^•(n)		8,000	6,940
4.302% due 02/25/2036 ~		27	28

Countrywide Asset-Backed Certificates Trust
0.425% due 03/25/2047 ^•(n)		7,655	6,448
0.915% due 04/25/2036 ^•(n)		21,300	19,444
1.535% due 11/25/2035 •		2,946	994
5.859% due 10/25/2046 ^~		1,949	1,865

Countrywide Home Equity Loan Trust
5.657% due 03/25/2034 ~		26	27

Crecera Americas LLC
5.563% due 08/31/2020 •		20,092	20,127

Credit-Based Asset Servicing & Securitization CBO Corp.
0.568% due 09/06/2041 •		27,723	1,525

Credit-Based Asset Servicing & Securitization LLC
6.250% due 10/25/2036 þ		6,470	6,610

CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^		3,078	2,622

Driven Brands Funding LLC
3.786% due 07/20/2050 (c)		1,400	1,405

ECAF Ltd.
4.947% due 06/15/2040		2,040	1,766

EMC Mortgage Loan Trust
1.125% due 04/25/2042 •(n)		1,209	1,203
3.560% due 04/25/2042 •		2,626	2,386

First Franklin Mortgage Loan Trust
0.655% due 11/25/2036 •(n)		5,000	4,270
0.685% due 12/25/2035 •(n)		23,487	21,303

Glacier Funding CDO Ltd.
0.826% due 08/04/2035 •		10,197	2,200

GMAC Mortgage Corp. Home Equity Loan Trust
6.749% due 12/25/2037 þ		2,094	2,167

GSAMP Trust
2.060% due 06/25/2034 •(n)		1,253	1,181

Helios Issuer LLC
2.980% due 06/20/2047		5,200	5,239

Hout Bay Corp.
1.627% due 07/05/2041 •(n)		38,626	8,749
1.827% due 07/05/2041 •		4,871	280
1.957% due 07/05/2041 •		1,690	80

Hyundai Auto Receivables Trust
1.000% due 12/15/2022 «		7,500	5,630

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.105% due 12/25/2031 ^þ		546	206

JPMorgan Mortgage Acquisition Corp.
0.805% due 12/25/2035 •(n)		16,459	15,409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KGS-Alpha SBA COOF Trust
0.846% due 04/25/2038 «~(a)	$1,472	$35

Lehman XS Trust
6.170% due 06/24/2046 þ	1,332	1,350

Long Beach Mortgage Loan Trust
0.375% due 02/25/2036 •(n)	9,715	8,248
0.705% due 08/25/2045 •(n)	13,185	12,414
0.890% due 11/25/2035 •(n)	15,647	11,273
1.235% due 02/25/2034 •	74	74
1.235% due 06/25/2035 •(n)	7,300	6,937

Marlette Funding Trust
0.000% due 09/17/2029 «(h)	12	3,626
0.000% due 03/15/2030 «(h)	4	1,311

MASTR Asset-Backed Securities Trust
0.335% due 03/25/2036 •(n)	7,334	5,510
0.755% due 01/25/2036 •	400	385

Mid-State Capital Corp. Trust
6.742% due 10/15/2040 (n)	4,717	5,196

Morgan Stanley ABS Capital, Inc. Trust
0.285% due 11/25/2036 •	1,571	1,060
0.515% due 02/25/2037 •(n)	5,630	3,348
1.220% due 01/25/2035 •	1,769	1,121

Morgan Stanley Home Equity Loan Trust
0.415% due 04/25/2037 •(n)	28,506	18,893

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	37,800	9,610

Oakwood Mortgage Investors, Inc.
7.840% due 11/15/2029 ~	2,379	2,507
8.490% due 10/15/2030 ^	1,179	1,030

Ocean Trails CLO
5.534% due 08/13/2025 •(n)	1,500	1,308

Option One Mortgage Loan Trust
0.545% due 01/25/2036 •(n)	20,000	17,434

Orient Point CDO Ltd.
1.707% due 10/03/2045 •(n)	147,353	61,049

Palisades CDO Ltd.
2.048% due 07/22/2039 •	4,900	2,097

Popular ABS Mortgage Pass-Through Trust
1.435% due 08/25/2035 •(n)	3,663	3,641

Residential Asset Mortgage Products Trust
1.160% due 04/25/2034 •	3,478	3,410

Residential Asset Securities Corp. Trust
0.425% due 08/25/2036 •(n)	10,733	8,551

Saxon Asset Securities Trust
0.635% due 11/25/2037 •(n)	13,000	12,270

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)	11	10,535

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)	9	4,500

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)	3	1,331

SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(h)	80	391
0.000% due 01/25/2039 (h)	9,180	1,853
0.000% due 05/25/2040 (h)	9,300	2,245
0.000% due 07/25/2040 «(h)	47	1,227
0.000% due 09/25/2040 (h)	4,003	1,391

Soloso CDO Ltd.
1.707% due 10/07/2037 •	4,800	3,744

Soundview Home Loan Trust
0.465% due 06/25/2037 •(n)	7,686	5,873
0.685% due 03/25/2036 •(n)	16,905	15,975

South Coast Funding Ltd.
1.633% due 01/06/2041 •	140,824	32,324

Structured Asset Securities Corp.
6.185% due 05/25/2032 ^•	6,912	5,700

Symphony CLO Ltd.
5.911% due 07/14/2026 •(n)	4,400	3,350

Tropic CDO Ltd.
1.539% due 07/15/2036 •	3,998	3,578

Verde CDO Ltd.
1.603% due 10/05/2045 •(n)	86,209	31,111

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westlake Automobile Receivables Trust
2.010% due 07/15/2025		$1,700	$1,704
2.760% due 01/15/2026		1,400	1,407

Total Asset-Backed Securities (Cost $640,126)			616,495

SOVEREIGN ISSUES 4.1%

Argentina Government International Bond
1.000% due 08/05/2021	ARS	118,213	1,096
2.500% due 07/22/2021		44,713	420
3.375% due 01/15/2023 ^(e)(n)	EUR	400	177
3.380% due 12/31/2038 ^(e)(n)		13,491	5,769
3.875% due 01/15/2022 ^(e)(n)		3,000	1,345
5.250% due 01/15/2028 ^(e)(n)		300	129
6.250% due 11/09/2047 ^(e)		100	43
7.820% due 12/31/2033 ^(e)(n)		17,749	8,647
15.500% due 10/17/2026 (n)	ARS	163,630	596
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~(n)		147,204	1,270
30.022% (BADLARPP) due 10/04/2022 ~		138	2

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~(n)		283,520	2,654
32.995% due 03/29/2024 ~(n)		866,312	7,173

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	59

Ghana Government International Bond
6.375% due 02/11/2027 (n)		$1,402	1,316
7.875% due 02/11/2035 (n)		1,542	1,403
8.750% due 03/11/2061 (n)		516	469

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		1,000	1,002
2.800% due 06/23/2030		1,000	1,002
3.800% due 06/23/2050		1,000	1,030

Provincia de Buenos Aires
28.192% due 04/12/2025 (n)	ARS	717,986	5,301
32.817% due 05/31/2022		40,640	325

South Africa Government International Bond
4.850% due 09/30/2029 (n)		$3,200	3,041
5.750% due 09/30/2049 (n)		2,200	1,919

Turkey Government International Bond
4.250% due 03/13/2025 (n)		2,600	2,430
7.625% due 04/26/2029 (n)		3,900	4,116

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024 (n)		600	627

Ukraine Government International Bond
4.375% due 01/27/2030 (n)	EUR	3,412	3,306

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$590	37
8.250% due 10/13/2024 ^(e)		136	8
9.250% due 09/15/2027 ^(e)		734	46

Total Sovereign Issues (Cost $105,195)			56,758

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 2.3%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (f)	1,495,047	$1,555

iHeartMedia, Inc. «(f)	1,108	8

iHeartMedia, Inc. ‘A’ (f)	82,474	689

		2,252

CONSUMER DISCRETIONARY 1.2%

Caesars Entertainment Corp. (f)	1,283,486	15,569

Desarrolladora Homex S.A.B. de C.V. (f)	719,113	1

Urbi Desarrollos Urbanos S.A.B. de C.V. (f)	4,776	4

		15,574

ENERGY 0.0%

Dommo Energia S.A. «(f)(l)	838,824	193

Dommo Energia S.A. (f)(l	169,036	49

Dommo Energia S.A. SP - ADR (f)	2,627	8

		250

INDUSTRIALS 0.2%

McDermott International, Inc. «	730,083	2,701

Westmoreland Mining Holdings LLC «(f)(l)	358	2

		2,703

REAL ESTATE 0.4%

Uniti Group, Inc. «†(l)	648,881	5,750

UTILITIES 0.3%

Eneva S.A. (f)(l)	37,702	312

TexGen Power LLC «	130,864	4,220

		4,532

Total Common Stocks (Cost $47,840)		31,061

WARRANTS 0.3%

COMMUNICATION SERVICES 0.3%

iHeartMedia, Inc. - Exp. 05/01/2039	537,144	4,485

Total Warrants (Cost $9,849)		4,485

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

AGFC Capital Trust
2.969% (US0003M + 1.750%) due 01/15/2067 ~(n)	12,900,000	4,278

		SHARES	MARKET VALUE (000S)

Nationwide Building Society
10.250% ~(n)		1,249	$242

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (i)		440,000	528

			5,048

INDUSTRIALS 0.0%

General Electric Co.
5.000% due 01/21/2021 •(i)(n)		737,000	580

Total Preferred Securities (Cost $8,348)			5,628

REAL ESTATE INVESTMENT TRUSTS 0.9%

REAL ESTATE 0.9%

VICI Properties, Inc.		594,589	12,005

Total Real Estate Investment Trusts (Cost $7,462)			12,005

SHORT-TERM INSTRUMENTS 8.6%

REPURCHASE AGREEMENTS (m) 7.5%
			102,683

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	54,765	540

ARGENTINA TREASURY BILLS 0.4%
32.786% due 09/18/2020 ~		83,400	794
30.365% due 08/28/2020 ~		159,102	1,536
28.142% due 07/31/2020 ~		45,815	459
27.184% due 07/31/2020 - 10/29/2020 (g)(h)		337,233	3,165

			5,954

U.S. TREASURY BILLS 0.7%
0.145% due 07/21/2020 - 09/10/2020 (g)(h)(n)(q)		$9,446	9,444

Total Short-Term Instruments (Cost $118,856)			118,621

Total Investments in Securities (Cost $2,463,321)			2,352,124

Total Investments 171.1% (Cost $2,463,321)			$2,352,124

Financial Derivative Instruments (o)(p) (0.6)% (Cost or Premiums, net $(17,679))			(8,738)

Other Assets and Liabilities, net (70.4)%			(968,279)

Net Assets 100.0%			$1,375,107

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†	Forward Commitment Transaction.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	97

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Buffalo Thunder Development Authority 0.000% due 11/15/2029	12/08/2014	$2	$2	0.00%
Dommo Energia S.A.	12/21/2017 - 12/03/2019	216	242	0.02
Eneva S.A.	12/21/2017 - 12/03/2019	175	312	0.02
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	10,200	11,338	0.83
Preylock Reitman Santa Cruz Mezz LLC 6.500% due 11/09/2022	04/09/2018	5,560	5,270	0.38
Project Anfora Senior 2.750% due 06/30/2024	09/30/2019	21,360	21,410	1.56
Uniti Group, Inc.	03/13/2020	4,107	5,750	0.42
Westmoreland Mining Holdings LLC	03/26/2019	1	2	0.00

		$41,621	$44,326	3.23%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	0.115%	06/30/2020	07/06/2020	$50,000	U.S. Treasury Notes 2.375% due 05/15/2029	$(50,905)	$50,000	$50,000
BOS	0.120	06/30/2020	07/01/2020	6,600	U.S. Treasury Notes 1.500% due 09/30/2024	(6,730)	6,600	6,600
DEU	0.120	06/30/2020	07/01/2020	13,100	U.S. Treasury Bonds 3.000% due 02/15/2048	(13,306)	13,100	13,100
FICC	0.000	06/30/2020	07/01/2020	2,483	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	(2,533)	2,483	2,483
IND	0.120	06/30/2020	07/01/2020	26,000	U.S. Treasury Bonds 3.375% due 05/15/2044	(26,395)	26,000	26,000
JPS	0.120	07/01/2020	07/02/2020	4,500	U.S. Treasury Bonds 3.000% due 11/15/2044	(4,596)	4,500	4,500

Total Repurchase Agreements						$(104,465)	$102,683	$102,683

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BNY	1.663%	05/29/2020	08/28/2020		$	(7,230)	$(7,241)
	1.681	05/20/2020	08/20/2020			(10,890)	(10,911)
	1.724	05/18/2020	08/18/2020			(13,996)	(14,025)
	1.750	05/06/2020	08/05/2020			(7,597)	(7,617)
BOS	2.024	05/14/2020	08/14/2020			(901)	(904)
	2.185	05/11/2020	08/10/2020			(8,696)	(8,723)
	2.524	05/14/2020	08/14/2020			(7,248)	(7,272)
	2.694	06/17/2020	07/17/2020			(25,787)	(25,814)
	2.937	05/01/2020	07/30/2020			(1,430)	(1,437)
BPS	0.050	06/08/2020	09/08/2020		EUR	(206)	(231)
	0.250	06/04/2020	09/04/2020			(845)	(949)
	0.350	04/20/2020	07/20/2020			(2,076)	(2,334)
	0.450	04/20/2020	07/06/2020			(2,533)	(2,848)
	0.450	04/20/2020	07/20/2020			(2,350)	(2,643)
	0.450	04/23/2020	07/23/2020			(208)	(234)
	0.500	03/25/2020	TBD	(3)		(7,970)	(8,966)
	0.550	07/06/2020	09/09/2020		$	(10,822)	(10,822)
	0.650	07/07/2020	08/11/2020			(3,428)	(3,428)
	0.880	05/04/2020	07/06/2020			(8,740)	(8,752)
	0.880	05/05/2020	07/06/2020			(736)	(737)

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.900%	05/28/2020	08/28/2020		GBP	(1,406)	$(1,743)
	1.000	05/06/2020	TBD	(3)	$	(552)	(553)
	1.120	04/20/2020	07/16/2020		GBP	(2,111)	(2,622)
	1.200	04/16/2020	07/16/2020			(13,917)	(17,288)
	1.250	04/08/2020	07/08/2020			(2,256)	(2,803)
	1.250	06/11/2020	08/11/2020		$	(206)	(206)
	1.400	06/11/2020	08/11/2020			(1,663)	(1,665)
	1.450	06/02/2020	07/07/2020			(3,319)	(3,322)
	1.568	12/14/2018	TBD	(3)		(24,480)	(24,498)
	1.640	05/04/2020	08/04/2020		GBP	(9,685)	(12,032)
	1.650	05/21/2020	07/06/2020		$	(2,818)	(2,823)
	1.650	05/21/2020	07/21/2020			(964)	(966)
	1.750	05/21/2020	07/21/2020			(923)	(925)
	1.750	05/28/2020	07/29/2020			(1,287)	(1,289)
	1.850	05/08/2020	TBD	(3)		(908)	(911)
	1.850	05/14/2020	07/15/2020			(1,811)	(1,815)
	1.850	05/18/2020	07/06/2020			(384)	(385)
	1.850	05/18/2020	07/20/2020			(2,259)	(2,264)
	1.881	05/18/2020	08/21/2020			(1,646)	(1,650)
	1.881	05/19/2020	08/21/2020			(21,225)	(21,273)
	1.924	05/14/2020	08/17/2020			(51,303)	(51,435)
	1.980	05/05/2020	07/08/2020			(9,874)	(9,905)
	2.213	05/06/2020	11/06/2020			(6,722)	(6,745)
	2.385	04/22/2020	07/21/2020			(740)	(743)
	2.385	05/21/2020	07/21/2020			(12,986)	(13,021)
	2.426	04/15/2020	07/15/2020			(7,055)	(7,092)
BRC	0.500	03/25/2020	TBD	(3)		(977)	(978)
	1.350	03/25/2020	TBD	(3)		(1,387)	(1,392)
	2.318	06/05/2020	09/03/2020			(799)	(801)
	2.344	06/03/2020	09/04/2020			(11,844)	(11,865)
	2.363	05/29/2020	09/01/2020			(2,925)	(2,932)
BYR	1.412	07/06/2020	03/31/2021			(34,171)	(34,171)
CDC	0.500	07/06/2020	08/10/2020			(4,546)	(4,546)
	0.600	05/12/2020	TBD	(3)		(282)	(283)
	0.600	06/01/2020	07/06/2020			(4,400)	(4,402)
	1.250	06/05/2020	09/03/2020			(1,094)	(1,095)
	1.250	06/09/2020	09/09/2020			(107)	(107)
	1.250	06/12/2020	08/11/2020			(8,349)	(8,354)
	1.300	05/20/2020	08/18/2020			(7,112)	(7,122)
CEW	1.350	06/08/2020	09/09/2020			(847)	(848)
	1.350	06/10/2020	09/09/2020			(265)	(266)
	1.350	06/12/2020	09/10/2020			(1,594)	(1,595)
CIB	0.700	06/03/2020	07/08/2020			(6,117)	(6,120)
	0.700	06/12/2020	07/16/2020			(610)	(611)
	0.700	06/26/2020	07/30/2020			(3,510)	(3,510)
CSG	1.750	06/03/2020	TBD	(3)		(4,694)	(4,701)
	1.750	06/05/2020	TBD	(3)		(3,611)	(3,616)
FOB	1.500	06/03/2020	TBD	(3)		(10)	(10)
GLM	2.144	06/18/2020	07/20/2020			(8,059)	(8,065)
	2.841	06/12/2020	07/17/2020			(23,095)	(23,130)
GSC	1.200	06/11/2020	07/13/2020			(6,310)	(6,314)
IND	0.100	04/07/2020	07/07/2020		EUR	(3,523)	(3,959)
JML	0.100	04/17/2020	07/17/2020			(1,836)	(2,063)
	0.150	04/23/2020	07/14/2020			(874)	(982)
	0.670	04/14/2020	07/14/2020		GBP	(127)	(157)
	0.750	04/14/2020	07/14/2020			(16,551)	(20,541)
	0.750	04/15/2020	07/15/2020			(9,027)	(11,203)
	0.750	04/17/2020	07/17/2020			(4,072)	(5,053)
	0.750	04/22/2020	07/20/2020			(443)	(550)
	0.750	04/23/2020	07/23/2020			(6,339)	(7,866)
	0.752	04/17/2020	07/17/2020		EUR	(1,122)	(1,263)
	0.852	04/17/2020	07/17/2020			(3,197)	(3,598)
	1.052	04/17/2020	07/17/2020			(833)	(938)
	1.200	06/15/2020	07/15/2020		$	(11,262)	(11,268)
	1.700	04/29/2020	07/08/2020			(969)	(972)
	1.700	06/22/2020	07/08/2020			(14,956)	(14,966)
MBC	0.150	04/16/2020	07/16/2020		EUR	(145)	(163)
	1.940	06/23/2020	07/23/2020		$	(9,186)	(9,190)
	1.990	06/23/2020	07/23/2020			(10,417)	(10,422)
	2.040	06/23/2020	07/23/2020			(4,430)	(4,432)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	99

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.500%	05/06/2020	07/06/2020		$	(8,312)	$(8,344)
	2.500	05/07/2020	07/07/2020			(3,001)	(3,013)
	2.600	05/07/2020	07/07/2020			(1,905)	(1,912)
MEI	1.300	05/07/2020	TBD	(3)		(2,298)	(2,298)
MSB	3.437	05/01/2020	07/30/2020			(7,333)	(7,376)
NOM	1.450	06/05/2020	07/06/2020			(1,930)	(1,932)
	2.500	04/07/2020	TBD	(3)		(324)	(326)
	2.750	04/07/2020	TBD	(3)		(1,619)	(1,630)
	2.750	05/06/2020	TBD	(3)		(245)	(246)
RBC	3.385	04/17/2020	07/17/2020			(5,074)	(5,110)
RTA	1.363	05/29/2020	08/27/2020			(2,186)	(2,189)
	1.374	05/21/2020	08/24/2020			(3,214)	(3,219)
	1.374	05/29/2020	08/24/2020			(1,751)	(1,754)
	1.460	06/09/2020	09/09/2020			(8,370)	(8,377)
	2.000	06/01/2020	09/01/2020			(12,714)	(12,735)
	2.013	05/29/2020	08/27/2020			(29,053)	(29,107)
	2.200	06/01/2020	09/01/2020			(4,500)	(4,508)
	2.348	04/22/2020	07/24/2020			(2,269)	(2,280)
	2.348	04/28/2020	07/24/2020			(6,489)	(6,516)
	2.348	05/29/2020	07/24/2020			(1,413)	(1,416)
	2.359	04/21/2020	07/20/2020			(302)	(303)
	2.359	04/28/2020	07/20/2020			(1,467)	(1,473)
	2.469	04/15/2020	07/15/2020			(7,332)	(7,371)
	3.348	04/22/2020	07/24/2020			(16,212)	(16,318)
SBI	2.150	06/16/2020	09/18/2020			(11,579)	(11,590)
	2.687	05/04/2020	08/03/2020			(3,615)	(3,630)
	3.198	05/08/2020	08/06/2020			(1,859)	(1,868)
SCX	0.750	06/30/2020	07/31/2020			(4,598)	(4,598)
	1.200	06/08/2020	07/08/2020			(2,053)	(2,054)
SOG	0.600	05/07/2020	TBD	(3)		(523)	(524)
	0.600	05/11/2020	TBD	(3)		(571)	(572)
	0.650	06/11/2020	07/13/2020			(2,456)	(2,457)
	0.850	06/22/2020	07/27/2020			(2,123)	(2,123)
	0.900	05/19/2020	08/18/2020			(1,936)	(1,938)
	1.150	05/27/2020	08/28/2020			(698)	(699)
	1.150	06/10/2020	07/15/2020			(1,792)	(1,794)
	1.150	06/10/2020	09/09/2020			(6,009)	(6,013)
	1.250	05/15/2020	08/13/2020			(16,170)	(16,196)
	1.250	05/18/2020	08/17/2020			(262)	(263)
	1.250	05/19/2020	08/18/2020			(5,057)	(5,064)
	1.300	04/22/2020	TBD	(3)		(27,047)	(27,115)
	1.300	05/11/2020	TBD	(3)		(211)	(211)
	1.350	05/07/2020	08/05/2020			(3,885)	(3,893)
	1.928	06/03/2020	07/01/2020			(14,904)	(14,926)
	2.119	05/26/2020	08/26/2020			(9,567)	(9,587)
	2.174	05/14/2020	08/17/2020			(1,473)	(1,477)
	2.181	05/20/2020	11/20/2020			(8,547)	(8,569)
	2.181	05/21/2020	11/20/2020			(4,623)	(4,634)
	2.274	05/11/2020	11/12/2020			(8,899)	(8,927)
	2.306	05/04/2020	08/04/2020			(28,031)	(28,136)
	2.341	05/06/2020	11/03/2020			(12,625)	(12,671)
	2.437	04/30/2020	07/29/2020			(5,642)	(5,666)
	2.437	05/01/2020	08/03/2020			(7,373)	(7,403)
	2.510	04/29/2020	07/29/2020			(3,680)	(3,696)
UBS	0.914	05/07/2020	08/07/2020		EUR	(3,098)	(3,485)
	1.250	06/01/2020	07/01/2020		$	(4,034)	(4,038)
	1.250	06/15/2020	07/15/2020			(1,904)	(1,905)
	1.250	06/17/2020	07/17/2020			(3,876)	(3,878)
	1.250	06/25/2020	07/06/2020			(1,027)	(1,028)
	1.250	06/25/2020	07/27/2020			(9,579)	(9,581)
	1.250	06/29/2020	07/31/2020			(1,835)	(1,835)
	1.250	07/01/2020	08/03/2020			(4,168)	(4,169)
	1.300	06/22/2020	07/23/2020			(883)	(883)
	1.350	06/01/2020	07/01/2020			(8,880)	(8,890)
	1.350	06/15/2020	07/15/2020			(1,210)	(1,211)
	1.350	06/25/2020	07/01/2020			(1,246)	(1,246)
	1.350	06/29/2020	07/31/2020			(2,057)	(2,057)
	1.350	07/01/2020	08/03/2020			(593)	(593)
	1.500	06/05/2020	07/06/2020			(377)	(377)
	1.500	06/15/2020	07/01/2020			(1,355)	(1,356)

100	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.500%	06/22/2020	07/23/2020		$	(1,202)	$(1,202)
	1.500	06/25/2020	07/27/2020			(8,135)	(8,137)
	1.500	07/06/2020	08/07/2020			(402)	(402)
	1.828	07/01/2020	08/03/2020			(12,600)	(12,600)
	1.830	06/26/2020	07/24/2020			(36,639)	(36,649)
	1.933	06/01/2020	07/01/2020			(12,432)	(12,452)
	1.934	05/15/2020	08/17/2020		GBP	(7,201)	(8,945)
	2.000	03/26/2020	TBD	(3)	$	(17,218)	(17,311)
	2.000	06/26/2020	06/26/2022			(5,218)	(5,220)

Total Reverse Repurchase Agreements							$(1,039,779)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
AZD	$50,000	$0	$0	$50,000	$(50,906)	$(906)
BNY	0	(39,794)	0	(39,794)	58,517	18,723
BOS	6,600	(44,150)	0	(37,550)	80,765	43,215
BPS	0	(231,918)	0	(231,918)	292,774	60,856
BRC	0	(17,968)	0	(17,968)	27,884	9,916
BYR	0	(34,171)	0	(34,171)	44,714	10,543
CDC	0	(25,909)	0	(25,909)	24,294	(1,615)
CEW	0	(2,709)	0	(2,709)	3,101	392
CIB	0	(10,241)	0	(10,241)	12,494	2,253
CSG	0	(8,317)	0	(8,317)	11,093	2,776
DEU	13,100	0	0	13,100	(13,306)	(206)
FICC	2,483	0	0	2,483	(2,533)	(50)
FOB	0	(10)	0	(10)	18	8
GLM	0	(31,195)	0	(31,195)	50,373	19,178
GSC	0	(6,314)	0	(6,314)	8,949	2,635
IND	26,000	(3,959)	0	22,041	(21,631)	410
JML	0	(81,420)	0	(81,420)	111,652	30,232
JPS	4,500	0	0	4,500	(4,596)	(96)
MBC	0	(37,476)	0	(37,476)	52,965	15,489
MEI	0	(2,298)	0	(2,298)	2,357	59
MSB	0	(7,376)	0	(7,376)	11,178	3,802
NOM	0	(4,134)	0	(4,134)	5,434	1,300
RBC	0	(5,110)	0	(5,110)	7,096	1,986
RTA	0	(97,566)	0	(97,566)	131,090	33,524
SBI	0	(17,088)	0	(17,088)	24,520	7,432
SCX	0	(6,652)	0	(6,652)	7,640	988
SOG	0	(174,554)	0	(174,554)	230,469	55,915
UBS	0	(149,450)	0	(149,450)	186,835	37,385

Total Borrowings and Other Financing Transactions	$102,683	$(1,039,779)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(15,530)	$(166,729)	$(69,568)	$(62,389)	$(314,216)
Convertible Bonds & Notes	0	0	(7,162)	0	(7,162)
U.S. Government Agencies	0	(16,555)	0	0	(16,555)
Non-Agency Mortgage-Backed Securities	(27,378)	(115,246)	(193,806)	(32,619)	(369,049)
Asset-Backed Securities	0	(85,940)	(87,347)	(33,425)	(206,712)
Sovereign Issues	0	(27,039)	(5,548)	(10,842)	(43,429)
Preferred Securities	0	(8,294)	0	(3,631)	(11,925)

Total Borrowings	$(42,908)	$(419,803)	$(363,431)	$(142,906)	$(969,048)

Payable for reverse repurchase agreements(5)					$(969,048)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	101

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

(n)	Securities with an aggregate market value of $1,431,545 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(1,034,528) at a weighted average interest rate of 2.434%.Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(70,731) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	24.293%	$3,000	$(6)	$(1,068)	$(1,074)	$16	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	23.703	2,100	(7)	(767)	(774)	11	0

						$(13)	$(1,835)	$(1,848)	$27	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	27,000	$335	$(1,608)	$(1,273)	$0	$(1)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		$303,000	7,433	18,446	25,879	0	(304)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		91,250	1,071	12,555	13,626	0	(109)
Pay	3-Month USD-LIBOR	0.770	Semi-Annual	06/19/2029		232,000	(85)	3,863	3,778	0	(375)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2036		19,800	(1,952)	(3,177)	(5,129)	87	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	03/20/2043		34,100	(114)	(13,587)	(13,701)	237	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/16/2045		3,800	(52)	(1,603)	(1,655)	31	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		3,100	287	(1,548)	(1,261)	29	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		17,700	(25)	(6,462)	(6,487)	175	0
Receive(5)	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		61,500	(3,122)	(472)	(3,594)	538	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	20,400	373	(526)	(153)	0	(34)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		1,200	(1)	(47)	(48)	0	(2)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,500	139	(353)	(214)	3	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		500	(16)	(69)	(85)	1	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050	GBP	14,800	320	(2,153)	(1,833)	0	(89)

							$4,591	$3,259	$7,850	$1,101	$(914)

Total Swap Agreements							$4,578	$1,424	$6,002	$1,128	$(914)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,128	$1,128	$0	$0	$(914)	$(914)

Cash of $20,840 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

102	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2020		$760	RUB	59,039	$69	$0
	08/2020		704		48,821	0	(21)

BPS	07/2020	BRL	3,935		$734	11	0
	07/2020	EUR	1,686		1,911	16	0
	07/2020	GBP	3,041		3,849	81	0
	07/2020		$719	BRL	3,935	5	0
	07/2020		4,943	RUB	342,644	0	(137)
	08/2020		901		63,198	0	(18)

BRC	07/2020	GBP	1,117		$1,386	2	0
	12/2020		$3,269	MXN	72,309	0	(185)

CBK	08/2020		950	RUB	65,318	0	(37)
	09/2020	PEN	7,855		$2,318	103	0
	09/2020		$10,560	MXN	234,318	0	(468)

DUB	07/2020	BRL	3,935		$719	0	(5)
	07/2020		$746	BRL	3,935	0	(22)
	08/2020	BRL	3,935		$745	23	0

FBF	09/2020		$7,674	IDR	108,952,138	0	(111)

GLM	07/2020	GBP	62,039		$76,522	0	(351)
	07/2020		$6,078	MXN	151,491	494	0
	07/2020		3,172	RUB	240,488	200	0
	08/2020		819		56,727	0	(26)

HUS	07/2020	EUR	1,701		$1,901	0	(10)
	07/2020	GBP	3,849		4,772	2	0
	07/2020		$1,683	PEN	5,781	0	(50)
	07/2020		1,340	RUB	93,665	0	(27)
	08/2020	GBP	70,046		$85,900	0	(913)
	09/2020		$7,383	INR	563,540	27	0

JPM	08/2020		1,703	RUB	118,916	0	(40)

SCX	07/2020	EUR	77,248		$85,979	0	(809)
	07/2020		$1,474	CLP	1,149,203	0	(75)
	08/2020	EUR	80,635		$90,629	0	(29)

UAG	07/2020		$3,474	RUB	248,040	55	(54)
	08/2020		2,181		154,495	0	(20)

Total Forward Foreign Currency Contracts						$1,088	$(3,408)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	Monthly	05/25/2046	$	25,041	$(22,257)	$15,625	$0	$(6,632)

Total Swap Agreements							$(22,257)	$15,625	$0	$(6,632)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	103

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$69	$0	$0	$69	$(21)	$0	$0	$(21)	$48	$0	$48
BPS	113	0	0	113	(155)	0	0	(155)	(42)	0	(42)
BRC	2	0	0	2	(185)	0	0	(185)	(183)	0	(183)
CBK	103	0	0	103	(505)	0	0	(505)	(402)	341	(61)
DUB	23	0	0	23	(27)	0	0	(27)	(4)	0	(4)
FBF	0	0	0	0	(111)	0	(6,632)	(6,743)	(6,743)	6,823	80
GLM	694	0	0	694	(377)	0	0	(377)	317	(1,000)	(683)
HUS	29	0	0	29	(1,000)	0	0	(1,000)	(971)	0	(971)
JPM	0	0	0	0	(40)	0	0	(40)	(40)	0	(40)
SCX	0	0	0	0	(913)	0	0	(913)	(913)	769	(144)
UAG	55	0	0	55	(74)	0	0	(74)	(19)	(170)	(189)

Total Over the Counter	$1,088	$0	$0	$1,088	$(3,408)	$0	$(6,632)	$(10,040)

(q)

Securities with an aggregate market value of $7,933 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$27	$0	$0	$1,101	$1,128

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,088	$0	$1,088

	$0	$27	$0	$1,088	$1,101	$2,216

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$914	$914

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,408	$0	$3,408
Swap Agreements	0	6,632	0	0	0	6,632

	$0	$6,632	$0	$3,408	$0	$10,040

	$0	$6,632	$0	$3,408	$914	$10,954

104	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2020

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(10,382)	$0	$0	$(54,282)	$(64,664)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,923	$0	$2,923
Swap Agreements	0	5,482	0	0	0	5,482

	$0	$5,482	$0	$2,923	$0	$8,405

	$0	$(4,900)	$0	$2,923	$(54,282)	$(56,259)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,353	$0	$0	$43,175	$44,528

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,281)	$0	$(1,281)
Swap Agreements	0	(5,195)	0	0	0	(5,195)

	$0	$(5,195)	$0	$(1,281)	$0	$(6,476)

	$0	$(3,842)	$0	$(1,281)	$43,175	$38,052

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$82,520	$91,827	$174,347
Corporate Bonds & Notes
Banking & Finance	0	171,278	11,338	182,616
Industrials	0	278,184	2	278,186
Utilities	0	74,774	0	74,774
Convertible Bonds & Notes
Industrials	0	7,408	0	7,408
Utilities	0	9	0	9
Municipal Bonds & Notes
Illinois	0	507	0	507
West Virginia	0	4,841	0	4,841
U.S. Government Agencies	0	49,689	0	49,689
Non-Agency Mortgage-Backed Securities	0	706,282	28,412	734,694
Asset-Backed Securities	0	575,618	40,877	616,495
Sovereign Issues	0	56,758	0	56,758
Common Stocks
Communication Services	2,244	0	8	2,252
Consumer Discretionary	15,574	0	0	15,574
Energy	49	8	193	250
Industrials	0	0	2,703	2,703
Real Estate	0	0	5,750	5,750
Utilities	312	0	4,220	4,532
Warrants
Communication Services	0	4,485	0	4,485
Preferred Securities
Banking & Finance	0	5,048	0	5,048
Industrials	0	580	0	580

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Real Estate Investment Trusts
Real Estate	$12,005	$0	$0	$12,005
Short-Term Instruments
Repurchase Agreements	0	102,683	0	102,683
Short-Term Notes	0	540	0	540
Argentina Treasury Bills	0	5,954	0	5,954
U.S. Treasury Bills	0	9,444	0	9,444

Total Investments	$30,184	$2,136,610	$185,330	$2,352,124

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,128	0	1,128
Over the counter	0	1,088	0	1,088

	$0	$2,216	$0	$2,216

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(914)	0	(914)
Over the counter	0	(10,040)	0	(10,040)

	$0	$(10,954)	$0	$(10,954)

Total Financial Derivative Instruments	$0	$(8,738)	$0	$(8,738)

Totals	$30,184	$2,127,872	$185,330	$2,343,386

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	105

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

June 30, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2020:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$24,384	$91,488	$(17,500)	$461	$(6,724)	$(20,058)	$25,123	$(5,347)	$91,827	$(6,267)
Corporate Bonds & Notes
Banking & Finance	10,534	0	0	0	0	804	0	0	11,338	804
Industrials	2	0	0	1	0	(1)	0	0	2	(1)
Non-Agency Mortgage-Backed Securities	4,250	16,364	(2,424)	37	501	(514)	10,198	0	28,412	(522)
Asset-Backed Securities	28,489	17,975	(4,275)	(12)	57	(4,982)	3,625	0	40,877	(4,982)
Common Stocks
Communication Services	0	0	0	0	0	0	8	0	8	0
Energy	904	172	(327)	0	48	(547)	0	(57)	193	21
Industrials	5	0	0	0	0	(3)	2,701	0	2,703	(2)
Real Estate	0	5,750	0	0	0	0	0	0	5,750	0
Utilities	5,136	0	0	0	0	(916)	0	0	4,220	(916)

Totals	$73,704	$131,749	$(24,526)	$487	$(6,118)	$(26,217)	$41,655	$(5,404)	$185,330	$(11,865)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$26,680	Discounted Cash Flow	Discount Rate	4.960-8.030	5.566
	1,579	Other Valuation Techniques(2)	—	—	—
	11,214	Reference Instrument	Liquidity Discount	0.750	—
	52,354	Third Party Vendor	Broker Quote	63.000-108.750	87.024
Corporate Bonds & Notes
Banking & Finance	11,338	Reference Instrument	Option Adjusted Spread	660.300 bps	—
Industrials	2	Proxy Pricing	Base Price	0.093	—
Non-Agency Mortgage-Backed Securities	14,908	Discounted Cash Flow	Discount Rate	5.200	—
	13,504	Proxy Pricing	Base Price	1.500-96.125	92.451
Asset-Backed Securities	12,291	Discounted Cash Flow	Discount Rate	5.250	—
	28,586	Proxy Pricing	Base Price	2.391-95,000	50,692.248
Common Stocks
Communication Services	8	Other Valuation Techniques(2)	—	—	—
Energy	193	Other Valuation Techniques(2)	—	—	—
Industrials	2	Other Valuation Techniques(2)	—	—	—
	2,701	Third Party Vendor	Broker Quote	$3.700	—
Real Estate	5,750	Reference Instrument	Future Dividend Rate	5.230	—
Utilities	4,220	Indicative Market Quotation	Broker Quote	32.500	—

Total	$185,330

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

106	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

June 30, 2020

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PCM Fund, Inc.	June 23, 1993

PIMCO Global StocksPLUS® & Income Fund	February 16, 2005

PIMCO Income Opportunity Fund	September 12, 2007

PIMCO Strategic Income Fund, Inc.	December 9, 1993

PIMCO Dynamic Credit and Mortgage Income Fund	September 27, 2012

PIMCO Dynamic Income Fund	January 19, 2011

Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of applicable Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on

ANNUAL REPORT	JUNE 30, 2020	107

Notes to Financial Statements (Cont.)

the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PCM Fund, Inc.	Monthly	Monthly

PIMCO Global StocksPLUS® & Income Fund	Monthly	Monthly

PIMCO Income Opportunity Fund	Monthly	Monthly

PIMCO Strategic Income Fund, Inc.	Monthly	Monthly

PIMCO Dynamic Credit and Mortgage Income Fund	Monthly	Monthly

PIMCO Dynamic Income Fund	Monthly	Monthly

Each Fund other than the PIMCO Global StocksPLUS® & Income Fund and PIMCO Strategic Income Fund, Inc. generally distributes each year all of its net investment income and net short-term capital gains. The PIMCO Global StocksPLUS® & Income Fund and PIMCO Strategic Income Fund, Inc. intend to distribute all or substantially all of their net investment income and net short-term capital gains over time. In addition, at least annually, each Fund generally distributes net realized long-term capital gains not previously distributed, if any.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

For tax years ending before July 1, 2018, PIMCO Strategic Income Fund, Inc. (“RCS”) accounted for mortgage dollar rolls as financing transactions. On July 18, 2019, the Internal Revenue Service (“IRS”) granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding RCS’ treatment of mortgage dollar rolls and its impact on the Fund’s distributions and related consequences. For comparability purposes, certain prior year figures reported in the Financial Highlights have been retrospectively adjusted to conform to current year presentation in the following tables.

RCS Financial Highlights
Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income from Investment Operations	Net Realized/Unrealized Gain (Loss) from Investment Operations	Net Asset Value End of Year or Period	Net Assets End of Year or Period (000s)	Net Investment Income (Loss) Ratio to Average Net Assets	Portfolio Turnover Rate

6/30/2018	$7.77	$0.49	$(0.06)	$7.34	$315,577	6.39%	755%

6/30/2017	7.90	0.49	0.29	7.77	330,686	6.36	621

6/30/2016	8.59	0.57	(0.26)	7.90	332,707	7.08	534

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

108	PIMCO CLOSED-END FUNDS

June 30, 2020

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class less any liabilities by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if

ANNUAL REPORT	JUNE 30, 2020	109

Notes to Financial Statements (Cont.)

the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing

Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

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When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market based data (Level 3). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments

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and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at June 30, 2020 (amounts in thousands†, except number of shares).

PIMCO Dynamic Credit and Mortgage Income Fund

Security Name	Shares Held at 06/30/2019	Shares Purchased	Shares Sold	Shares Held at 06/30/2020	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income

Sierra Hamilton Holder LLC	30,136,800	0	0	30,136,800	$0	$(8,260)	$301	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Forward Commitment Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell forward commitments before the securities are delivered, which may result in a realized gain (loss).

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may

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Notes to Financial Statements (Cont.)

be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the U.S. Securities and Exchange Commission (“SEC”) or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In

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times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient

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cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

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government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody

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with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund

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as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium,

the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure

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of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced

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obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”,

(ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund (other than PIMCO Dynamic Income Fund and PIMCO Income Opportunity Fund) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Dynamic Income Fund and PIMCO Income Opportunity Fund, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash

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settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of this report.

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS® & Income Fund (PGP)	PIMCO Income Opportunity Fund (PKO)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Dynamic Credit and Mortgage Income Fund (PCI)	PIMCO Dynamic Income Fund (PDI)

Call Risk	X	X	X	X	X	X

Collateralized Loan Obligations Risk	X	X	X	—	X	X

Contingent Convertible Securities Risk	X	X	X	X	X	X

Counterparty Risk	X	X	X	X	X	X

Credit Default Swaps Risk	X	X	X	X	X	X

Credit Risk	X	X	X	X	X	X

Derivatives Risk	X	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X	X

Equity Securities and Related Market Risk	X	X	X	X	X	X

Foreign (Non-U.S.) Investment Risk	X	X	X	X	X	X

High Yield Securities Risk	X	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X	X

Inflation-Indexed Security Risk	X	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X	X

Issuer Risk	X	X	X	X	X	X

Leverage Risk	X	X	X	X	X	X

Liquidity Risk	X	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X	X	—	X	X

Management Risk	X	X	X	X	X	X

Market Risk	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities Risk	X	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	—	—

Portfolio Turnover Risk	X	X	X	X	X	X

Preferred Securities Risk	X	X	X	X	X	X

Private Placements Risk	X	X	X	X	X	X

Privately-Issued Mortgage-Related Securities Risk	X	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X	X

Repurchase Agreements Risk	X	X	X	X	X	X

Restricted Securities Risk	X	X	X	X	X	X

Segregation and Coverage Risk	X	X	X	X	X	X

Senior Debt Risk	X	X	X	X	X	X

Sovereign Debt Risk	X	X	X	X	X	X

Structured Investments Risk	X	X	X	X	X	X

Subsidiary Risk	—	—	X	—	X	X

Tax Risk	X	X	X	X	X	X

Valuation Risk	X	X	X	X	X	X

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Notes to Financial Statements (Cont.)

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Collateral Loan Obligations Risk  is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans (“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, which includes the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leveraging risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investments risk.

Equity Securities and Related Market Risk  is the risk that the values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular

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industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Manager will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or

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Notes to Financial Statements (Cont.)

developments may affect the investment techniques available to the Manager and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely affect the Fund’s after-tax returns.

Preferred Securities Risk  is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk  is the risk of non-payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Senior Debt Risk  is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

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Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Subsidiary Risk  is the risk that, to the extent the Fund invests through one or more Subsidiaries, the Fund would be exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries would not be registered as investment companies under the 1940 Act and may not be subject to all of the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Principal Risks of the Funds section of this report for a more comprehensive list of the principal risks the Funds may be subject to. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments

(such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Changes Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cybersecurity Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other

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Notes to Financial Statements (Cont.)

things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations,

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and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations. Pursuant to the Agreement,

PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PCM Fund, Inc.	0.900%	(1)

PIMCO Global StocksPLUS® & Income Fund	1.105%	(2)

PIMCO Income Opportunity Fund	1.055%	(1)

PIMCO Strategic Income Fund, Inc.	0.955%	(3)

PIMCO Dynamic Credit and Mortgage Income Fund	1.150%	(4)

PIMCO Dynamic Income Fund	1.150%	(4)

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and

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Notes to Financial Statements (Cont.)

fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the ”PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO Managed Funds”). In addition, each of the Independent Trustees (other than Mr. Kittredge) also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PCM Fund, Inc.	$2,337	$10,131

PIMCO Global StocksPLUS® & Income Fund	285	34,654

PIMCO Income Opportunity Fund	3,346	36,653

PIMCO Strategic Income Fund, Inc.	753	37,950

PIMCO Dynamic Credit and Mortgage Income Fund	28,909	724,618

PIMCO Dynamic Income Fund	4,554	254,178

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc., and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc., employees and agents of the Fund are indemnified to the maximum extent permitted by Maryland Law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly

130	PIMCO CLOSED-END FUNDS

June 30, 2020

greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PCM Fund, Inc.	$21,145	$10,293	$39,687	$16,988

PIMCO Global StocksPLUS® & Income Fund	580,823	578,849	46,189	54,332

PIMCO Income Opportunity Fund	17,527	9,166	311,797	109,474

PIMCO Strategic Income Fund, Inc.	6,038,484	6,130,845	80,180	111,519

PIMCO Dynamic Credit and Mortgage Income Fund	129,210	98,154	1,241,119	1,485,411

PIMCO Dynamic Income Fund	10,053	15,255	638,358	494,987

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund have authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

On March 23, 2017, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Dynamic Income Fund (the “Original PDI Shelf Registration”). Pursuant to the Original PDI Shelf Registration, PIMCO Dynamic Income Fund was permitted to offer and sell, from time to time, in one or more offerings, up to 9,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Dynamic Income Fund Common Shares were subject to an aggregate cap of $275,685,250. As of September 30, 2019, the Fund had sold an aggregate of 8,903,586 Common Shares pursuant to the Original PDI Shelf Registration, representing net proceeds to the Fund of $272,643,809 after payment of commissions. On November 6, 2019, the SEC declared effective a new registration statement filed using the “shelf” registration process for PIMCO Dynamic Income Fund (the “New PDI Shelf Registration”). Pursuant to the New PDI Shelf Registration, PIMCO Dynamic Income Fund may offer and sell, from time to time, in one or more offerings, up to $560,000,000 of its Common Shares, par value $0.00001 per share. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

On July 6, 2018, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Income Opportunity Fund (the “Original PKO Shelf Registration”). Pursuant to the Original PKO Shelf Registration, PIMCO Income Opportunity Fund was permitted to offer and sell, from time to time, in one or more offerings, up to 3,000,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Income Opportunity Fund Common Shares were subject to an aggregate cap of $85,000,000. As of January 24, 2020, the Fund had sold an aggregate of 2,886,905 Common Shares pursuant to the Original PKO Shelf Registration, representing net proceeds to the Fund of $77,139,459 after payment of commissions. On January 24, 2020, the SEC declared effective a new registration statement filed using the “shelf” registration process for PIMCO Income Opportunity Fund (the “New PKO Shelf Registration”). Pursuant to the New PKO Shelf Registration, PIMCO Income Opportunity Fund may offer and sell, from time to time, in one or more offerings, up to $200,000,000 of its Common Shares, par value $0.00001 per share. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

On December 4, 2019, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Dynamic Credit and Mortgage Income Fund. Pursuant to the shelf registration, PIMCO Dynamic Credit and Mortgage Income Fund may offer and sell, from time to time, in one or more offerings, up to $1,000,000,000 of its Common Shares, par value $0.00001 per share. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or

ANNUAL REPORT	JUNE 30, 2020	131

Notes to Financial Statements (Cont.)

discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

Proceeds from the offerings (net of commissions and fees) during the period ended June 30, 2020 were as follows (amounts in thousands†):

	Period Ended June 30, 2020		Period Ended June 30, 2019

	Shares	Amount	Shares	Amount

PIMCO Dynamic Income Fund	3,383,320	$98,000	1,701,693	$54,997

PIMCO Income Opportunity Fund	2,364,424	62,012	1,250,126	33,003

PIMCO Dynamic Credit and Mortgage Income Fund	5,769,137	128,637	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. BASIS FOR CONSOLIDATION

PCILS I LLC and PDILS I LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), both Delaware LLC exempted companies, were formed as wholly owned subsidiaries acting as investment vehicles for PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (for purposes of this section, each a “Fund” and, collectively, the “Funds”), respectively, in order to effect certain investments consistent with each Fund’s objectives and policies in effect from time to time. PIMCO Dynamic Income Credit and Mortgage Fund’s and PIMCO Dynamic Income Fund’s investment portfolios have been consolidated and include the portfolio holdings of each Fund’s respective Subsidiary. Accordingly, the consolidated financial statements for each Fund include the accounts of each Fund’s respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Funds. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Portfolio Net Assets

PCILS I LLC	03/07/2013	1.1%

PDILS I LLC	03/12/2013	0.4%

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PCM Fund, Inc.	$0	$0	$(4,082)	$(930)	$(7,673)	$0	$0

PIMCO Global StocksPLUS® & Income Fund	0	0	(16,445)	(758)	(33,468)	0	0

PIMCO Income Opportunity Fund	0	0	(28,668)	(3,595)	(12,572)	0	(1,485)

PIMCO Strategic Income Fund, Inc.	0	0	(28,108)	(2,241)	(52,850)	0	0

PIMCO Dynamic Credit and Mortgage Income Fund	0	0	(368,969)	(25,174)	(400,301)	0	0

PIMCO Dynamic Income Fund	5,316	0	(91,840)	(13,404)	(69,857)	0	0

132	PIMCO CLOSED-END FUNDS

June 30, 2020

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, partnership adjustments, passive foreign investment companies (PFICs), convertible preferred securities, straddle loss deferrals, Lehman securities, defaulted securities, Real Estate Investment Trusts (REITs) and Grantor Trust Adjustments.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through June 30, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through June 30, 2020 and Ordinary losses realized during the period January 1, 2020 through June 30, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PCM Fund, Inc.	$1,230	$6,443

PIMCO Global StocksPLUS® & Income Fund	29,359	4,109

PIMCO Income Opportunity Fund	1,318	11,254

PIMCO Strategic Income Fund, Inc.	6,979	45,871

PIMCO Dynamic Credit and Mortgage Income Fund	163,910	236,391

PIMCO Dynamic Income Fund	63,733	6,124

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PCM Fund, Inc.	$187,283	$18,588	$(22,669)	$(4,081)

PIMCO Global StocksPLUS® & Income Fund	172,028	15,941	(32,387)	(16,446)

PIMCO Income Opportunity Fund	734,601	63,241	(92,135)	(28,894)

PIMCO Strategic Income Fund, Inc.	848,033	33,788	(62,295)	(28,507)

PIMCO Dynamic Credit and Mortgage Income Fund	5,245,853	366,222	(739,023)	(372,801)

PIMCO Dynamic Income Fund	2,440,995	264,948	(356,768)	(91,820)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies (PFICs), defaulted securities, OGX, Real Estate Investment Trusts (REITs), Grantor Trust Adjustments, convertible preferred securities, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, Lehman securities, and partnership adjustments.

For the fiscal years ended June 30, 2020 and June 30, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2020			June 30, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PCM Fund, Inc.	$11,065	$0	$84	$11,126	$0	$0

PIMCO Global StocksPLUS® & Income Fund	9,331	0	2,722	12,972	0	1,969

PIMCO Income Opportunity Fund	41,536	2,062	0	41,656	0	0

PIMCO Strategic Income Fund, Inc.	21,580	0	10,058	26,420	0	9,531

PIMCO Dynamic Credit and Mortgage Income Fund	334,731	0	20,510	318,577	0	0

PIMCO Dynamic Income Fund	177,934	0	0	176,938	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JUNE 30, 2020	133

Notes to Financial Statements (Cont.)

June 30, 2020

For tax years ending before July 1, 2018, RCS accounted for mortgage dollar rolls as financing transactions, such that the Fund treated the difference between the selling price and future purchase price on a mortgage dollar roll as interest income for U.S. federal income tax purposes. On July 18, 2019, the IRS granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges for U.S. federal income tax purposes.

The Fund’s treatment of mortgage dollar rolls for U.S. federal income tax purposes determines the character and source of the Fund’s distributions relating to income earned thereon. Treatment of mortgage dollar rolls as financing transactions may increase the amount of distributions received by Fund shareholders, or may increase the portion thereof that is taxed as ordinary income, and cause shareholders to be taxed on distributions that effectively represent a return of the shareholder’s investment therein. As a result of the change in accounting method granted by the IRS, for tax years ending after June 30, 2018, the Fund expects that any gain or loss it recognizes on mortgage dollar rolls will generally be treated as short-term capital gain or loss, as applicable. Any such short-term capital gains for a taxable year will be offset by the Fund’s capital losses for such year, and any available capital loss carryforwards. The application of sale or exchange treatment to mortgage dollar rolls may therefore increase the portion of the Fund’s distributions to shareholders that are treated as returns of capital for U.S. federal income tax purposes, or lead the Fund to decrease its distributions to reduce or avoid returns of capital.

The U.S. federal income tax rules governing the treatment of mortgage dollar roll transactions are complex, and the proper treatment of such transactions is uncertain. If the IRS were to challenge or recharacterize RCS’s treatment of mortgage dollar rolls successfully, it would affect the amount, timing and character of distributions received by the Fund’s shareholders. A taxpayer requesting a voluntary accounting method change generally receives audit protection for all taxable years prior to the year of change with respect to the item that is being changed. Because the IRS has approved the Fund’s requested change in accounting method for mortgage dollar rolls, the IRS will not, subject to certain exceptions that the Fund does not expect to apply, challenge or recharacterize the Fund’s treatment of mortgage dollar rolls as financing transactions for taxable years ending before July 1, 2018.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 1, 2020, the following distributions were declared to common shareholders payable August 3, 2020 to shareholders of record on July 13, 2020:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.069000 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.051000 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.174000 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

On August 3, 2020, the following distributions were declared to common shareholders payable September 1, 2020 to shareholders of record on August 13, 2020:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.069000 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.051000 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.174000 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

There were no other subsequent events identified that require recognition or disclosure.

134	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations and cash flows for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2020

We have served as the auditor of one or more investment companies in PIMCO Taxable Closed-End Funds since 1995.

ANNUAL REPORT	JUNE 30, 2020	135

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC

BCY	Barclays Capital, Inc.	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

BNY	Bank of New York Mellon	FBF	Credit Suisse International	MZF	Mizuho Securities USA

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BOS	BofA Securities, Inc.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	RTA	RBC (Barbados) Trading Bank Corp.

BYR	The Bank of Nova Scotia	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SBI	Citigroup Global Markets Ltd.

CDC	Natixis Securities Americas LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

CEW	Canadian Imperial Bank of Commerce	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris

CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	JPS	J.P. Morgan Securities LLC	TDM	TD Securities (USA) LLC

CSG	Credit Suisse AG Cayman	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

DBL	Deutsche Bank AG London	MEI	Merrill Lynch International	UBS	UBS Securities LLC

DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MXN	Mexican Peso

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

CAD	Canadian Dollar	INR	Indian Rupee	RUB	Russian Ruble

CLP	Chilean Peso	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR03M	3 Month USD-LIBOR	S&P 500	Standard & Poor’s 500 Index

BADLARPP	Argentina Badlar Floating Rate Notes	NDDUEAFE	MSCI EAFE Index	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	PRIME	Daily US Prime Rate	US0003M	3 Month USD Swap Rate

EUR003M	3 Month EUR Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	CBO	Collateralized Bond Obligation	OIS	Overnight Index Swap

ADR	American Depositary Receipt	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind

AID	Agency International Development	CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt

BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

136	PIMCO CLOSED-END FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PCM Fund, Inc.	0.00%	1.04%	$10,207	$0

PIMCO Global StocksPLUS® & Income Fund	0.00%	0.00%	7,424	0

PIMCO Income Opportunity Fund	0.00%	0.00%	21,815	0

PIMCO Strategic Income Fund, Inc.	0.00%	0.00%	21,580	0

PIMCO Dynamic Credit and Mortgage Income Fund	0.00%	0.00%	181,089	0

PIMCO Dynamic Income Fund	0.00%	0.00%	98,575	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	JUNE 30, 2020	137

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended June 30, 2020 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

PCM Fund, Inc.	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2020	$0.0800	$0.0000	$0.0000	$0.0800

February 2020	$0.0800	$0.0000	$0.0000	$0.0800

March 2020	$0.0800	$0.0000	$0.0000	$0.0800

April 2020	$0.0800	$0.0000	$0.0000	$0.0800

May 2020	$0.0800	$0.0000	$0.0000	$0.0800

June 2020	$0.0800	$0.0000	$0.0000	$0.0800

PIMCO Global StocksPLUS® & Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2020	$0.0939	$0.0000	$0.0000	$0.0939

February 2020	$0.0939	$0.0000	$0.0000	$0.0939

March 2020	$0.0939	$0.0000	$0.0000	$0.0939

April 2020	$0.0939	$0.0000	$0.0000	$0.0939

May 2020	$0.0939	$0.0000	$0.0000	$0.0939

June 2020	$0.0690	$0.0000	$0.0000	$0.0690

PIMCO Income Opportunity Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2020	$0.1900	$0.0000	$0.0000	$0.1900

February 2020	$0.1900	$0.0000	$0.0000	$0.1900

March 2020	$0.1900	$0.0000	$0.0000	$0.1900

April 2020	$0.1900	$0.0000	$0.0000	$0.1900

May 2020	$0.1900	$0.0000	$0.0000	$0.1900

June 2020	$0.1900	$0.0000	$0.0000	$0.1900

PIMCO Strategic Income Fund, Inc.	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2020	$0.0612	$0.0000	$0.0000	$0.0612

February 2020	$0.0612	$0.0000	$0.0000	$0.0612

March 2020	$0.0612	$0.0000	$0.0000	$0.0612

April 2020	$0.0612	$0.0000	$0.0000	$0.0612

May 2020	$0.0612	$0.0000	$0.0000	$0.0612

June 2020	$0.0510	$0.0000	$0.0000	$0.0510

PIMCO Dynamic Credit and Mortgage Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2020	$0.1740	$0.0000	$0.0000	$0.1740

February 2020	$0.1740	$0.0000	$0.0000	$0.1740

March 2020	$0.1740	$0.0000	$0.0000	$0.1740

April 2020	$0.1740	$0.0000	$0.0000	$0.1740

May 2020	$0.1740	$0.0000	$0.0000	$0.1740

June 2020	$0.1740	$0.0000	$0.0000	$0.1740

138	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Dynamic Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2020	$0.2205	$0.0000	$0.0000	$0.2205

February 2020	$0.2205	$0.0000	$0.0000	$0.2205

March 2020	$0.2205	$0.0000	$0.0000	$0.2205

April 2020	$0.2205	$0.0000	$0.0000	$0.2205

May 2020	$0.2205	$0.0000	$0.0000	$0.2205

June 2020	$0.2205	$0.0000	$0.0000	$0.2205

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	JUNE 30, 2020	139

Shareholder Meeting Results

PIMCO Income Opportunity Fund, PCM Fund, Inc. and PIMCO Dynamic Credit and Mortgage Income Fund held their annual meetings of shareholders on April 27, 2020. Shareholders voted as indicated below:

PIMCO Income Opportunity Fund

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2023 fiscal year	15,270,651	417,862

Election of David N. Fisher† — Class III to serve until the annual meeting held during the 2023 fiscal year	15,325,404	363,109

Election of Alan Rappaport — Class III to serve until the annual meeting held during the 2023 fiscal year	15,283,915	404,598

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Cogan and Messrs. James A. Jacobson, Hans W. Kertess, John C. Maney and William B. Ogden, IV, continued to serve as Trustees of the Fund.

†	Interested Trustee

PCM Fund, Inc.

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of David N. Fisher† — Class II to serve until the annual meeting held during the 2023 fiscal year	9,177,437	292,689

Election of William B. Ogden, IV — Class II to serve until the annual meeting held during the 2023 fiscal year	9,156,245	313,881

Election of Hans W. Kertess — Class II to serve until the annual meeting held during the 2023 fiscal year	9,118,686	351,440

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Cogan and DeCotis and Messrs. James A. Jacobson, John C. Maney and Alan Rappaport, continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Dynamic Credit and Mortgage Income Fund

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of Hans W. Kertess — Class I to serve until the annual meeting held during the 2023 fiscal year	113,778,289	2,373,655

Election of John C. Maney† — Class I to serve until the annual meeting held during the 2023 fiscal year	113,512,259	2,639,685

Election of Alan Rappaport — Class I to serve until the annual meeting held during the 2023 fiscal year	113,705,972	2,445,972

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Cogan and DeCotis and Messrs. James A. Jacobson, David N. Fisher and William B. Ogden, IV, continued to serve as Trustees of the Fund.

†	Interested Trustee

Annual Shareholder Meeting Results

PIMCO Strategic Income Fund, Inc., PIMCO Global StocksPLUS & Income Fund and PIMCO Dynamic Income Fund held their annual meetings of shareholders on June 29, 2020.

140	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Strategic Income Fund, Inc.

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of James A. Jacobson — Class II to serve until the annual meeting held during the 2023 fiscal year	32,333,066	1,748,690

Election of Hans W. Kertess — Class II to serve until the annual meeting held during the 2023 fiscal year	32,314,576	1,767,180

Election of Joseph B. Kittredge, Jr. — Class II to serve until the annual meeting held during the 2023 fiscal year	32,386,865	1,694,891

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Cogan and DeCotis and Messrs. David N. Fisher, John C. Maney, William B. Ogden, IV and Alan Rappaport, continued to serve as Trustees of the Fund.

PIMCO Global StocksPLUS & Income Fund

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of Sarah E. Cogan — Class III to serve until the annual meeting held during the 2023 fiscal year	8,507,839	779,845

Election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2023 fiscal year	8,510,385	777,299

Election of Alan Rappaport — Class III to serve until the annual meeting held during the 2023 fiscal year	8,628,939	658,745

Election of Joseph B. Kittredge, Jr. — Class II to serve until the annual meeting held during the 2022 fiscal year	8,611,979	675,705

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, David N. Fisher, Hans W. Kertess, John C. Maney and William B. Ogden, IV, continued to serve as Trustees of the Fund.

PIMCO Dynamic Income Fund

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of David N. Fisher† — Class II to serve until the annual meeting held during the 2023 fiscal year	47,227,888	835,097

Election of James A. Jacobson — Class II to serve until the annual meeting held during the 2023 fiscal year	47,132,353	930,632

Election of Joseph B. Kittredge, Jr. — Class II to serve until the annual meeting held during the 2023 fiscal year	47,134,673	928,312

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Cogan and DeCotis and Messrs. Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport, continued to serve as Trustees of the Fund.

†	Interested Trustee

ANNUAL REPORT	JUNE 30, 2020	141

Changes to Boards of Trustees / Changes to Portfolio Managers

(Unaudited)

Changes to Boards of Trustees

Effective April 27, 2020, Ms. Deborah A. DeCotis, who was previously a Class I Trustee of PIMCO Income Opportunity Fund, became a Class III Trustee of PIMCO Income Opportunity Fund.

Effective May 11, 2020, the Board of Trustees appointed Mr. Joseph B. Kittredge, Jr. to the Board as a Class II Trustee of PIMCO Strategic Income Fund, Inc., PIMCO Global StocksPLUS & Income Fund, and PIMCO Dynamic Income Fund.

Effective June 11, 2020, the Board of Trustees appointed Mr. Joseph B. Kittredge, Jr. to the Board as a Class I Trustee of PIMCO Income Opportunity Fund, a Class II Trustee of PIMCO Dynamic Credit and Mortgage Income Fund, and a Class III Trustee of PIMCO PCM Fund, Inc.

Changes to Portfolio Managers

Effective April 1, 2020, Ms. Elizabeth O. MacLean resigned as a portfolio manager of PIMCO Dynamic Credit and Mortgage Income Fund.

142	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan

(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

ANNUAL REPORT	JUNE 30, 2020	143

Dividend Reinvestment Plan (Cont.)

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO; www.astfinancial.com.

144	PIMCO CLOSED-END FUNDS

Additional Information Regarding the Funds

(Unaudited)

CHANGES OCCURRING DURING PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

Effective April 1, 2020, the PIMCO Dynamic Credit and Mortgage Income Fund is jointly and primarily managed by Dan Ivascyn, Mark R. Kiesel and Alfred T. Murata. Additional information regarding each portfolio manager is included in the supplement dated March 30, 2020 to the Fund’s Prospectus and Statement of Additional Information.

The following principal risk disclosure has been added with respect to each Fund:

Market Disruptions Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

In March 2020, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession. Dozens of central banks across Europe, Asia, and elsewhere announced similar economic relief packages.

ANNUAL REPORT	JUNE 30, 2020	145

Principal Investment Strategies1

PCM Fund, Inc.

The Fund will seek to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  On behalf of the Fund, the Fund’s investment manager, Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, the Fund focuses on seeking the best income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist expertise. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities. The Fund will observe other investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated but determined by PIMCO to be of comparable quality, and may invest without limit in securities of any rating. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

146	PIMCO CLOSED-END FUNDS

(Unaudited)

Portfolio Contents

The Fund normally invests in a portfolio of debt obligations and other income-producing securities of any type and credit quality with varying maturities, including, among other investments, mortgage-related and other asset-backed securities, as well as related derivative instruments. The Fund expects to invest in mortgage-related and other asset-backed securities issued or sponsored by various public and private entities, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), residential and commercial mortgage-backed securities (some of which may be U.S. Government securities), privately-issued mortgage-related securities and any other type of mortgage-related or asset-backed securities issued on a public or private basis, including collateralized mortgage obligations (“CMOs”), adjustable rate mortgage-backed securities, stripped mortgage-backed securities, CMO residuals and mortgage pass-through securities.

The Fund’s portfolio of income-producing securities may also include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; covenant-lite obligations; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security and contingent convertible securities); collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers.

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of foreign (non-U.S.) issuers, including in securities of issuers economically tied to “emerging market” countries, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may also invest directly in foreign currencies, including local emerging market currencies, including local emerging market currencies.

As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets (i.e., concentrates) in privately-issued (commonly known as “non-agency”) mortgage-related securities.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales to the extent that short positions do not represent more than 25% of the Fund’s total assets.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limitation, exchange-traded funds (“ETFs”), and may invest in foreign ETFs. The Fund may invest in real estate investment trusts (“REITs”). The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities).

ANNUAL REPORT	JUNE 30, 2020	147

Principal Investment Strategies1 (Cont.)

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.  Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Global StocksPLUS® & Income Fund

The portfolio managers build a global equity and debt portfolio by investing, under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a combination of securities and instruments that provide exposure to stocks and/or produce income (the “80% policy”). The 80% policy is not considered to be fundamental by the Fund, and can be changed without a vote of the Fund’s shareholders. The 80% policy may be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to the Fund’s shareholders.

The Fund’s stock exposure (including for purposes of the 80% policy) may be obtained through stock holdings and/or through index and other derivative instruments that have economic characteristics similar to U.S. and non-U.S. stocks. Exposure to income-producing instruments may be obtained through the use of fixed income and other derivative instruments. The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Asset Allocation and Periodic Rebalancing

The Fund’s equity index exposure generally is expected to equal 100% of its net assets (generally approximately 50% U.S. and 50% non-U.S.). The Fund’s equity index exposure will be rebalanced on a periodic basis (so that the U.S. and non-U.S. equity index exposure each will represent approximately 50% at the time of rebalance). It is anticipated that each periodic rebalancing will coincide with the settlement of relevant derivatives. These periodic rebalancings may result in additional transaction costs for the Fund and may increase the amount of capital gains (including short-term capital gains) realized by the Fund on which shareholders pay tax. Although the portfolio will be rebalanced periodically, it is expected that the relative percentage of the Fund’s equity derivatives exposure represented by U.S. and non-U.S. equity index exposure will vary during interim periods in relation to market fluctuations and other factors. Therefore, the Fund’s assets attributable to U.S. and non-U.S. equity exposure may be materially higher or lower than the initial 50%/50% allocation described above, and the risk/return profile of the Fund (taken as a whole) will vary accordingly.

Portfolio Management Strategies

Equity Derivatives Strategies.  The Fund generally expects to gain substantially all of its equity index exposure by investing in equity index derivatives based on the S&P 500 Index (i.e., the U.S. equity exposure) and the MSCI EAFE Index (i.e., the non-U.S. equity

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exposure). In the case of equity index swaps and futures contracts, the Fund expects to receive a return that approximates total return (price appreciation or depreciation plus any dividends) of the relevant index while bearing implicit or explicit interest and transactional costs, including certain tax withholdings, if applicable. Any increase in return attributable to dividends will not be eligible for treatment to holders of the Fund’s common shares of beneficial interest as “qualified dividend income” and the Fund will not be able to recover any withholding taxes on foreign dividends. The Fund also may invest directly in common stocks, other equity instruments and other types of derivative instruments, such as options contracts and options on futures contracts, to gain equity exposure. In implementing the Fund’s derivatives strategies, PIMCO may use a variety of techniques designed to minimize transaction costs and to provide greater investment flexibility, such as utilizing multiple derivative counterparties, negotiating the terms of derivative instruments in which the Fund invests and analyzing the costs associated with different derivative instruments. The Fund is neither sponsored by nor affiliated with either index.

The Fund may hedge the foreign currency risk associated with its exposure to non-U.S. equities depending upon market conditions and other factors. The Fund reserves the flexibility to change its U.S. and non-U.S. benchmark indexes and related derivatives strategies.

Global Debt Securities Selection / Dynamic Allocation Strategy.  The Fund’s actively managed collateral portfolio (the “Debt Portfolio”) will back the Fund’s equity index positions and will consist of income-producing debt securities having varying maturities and debt-related derivatives securities, including but not limited to interest rate swaps (including swaps that are paired) and other interest rate derivatives. In managing the Debt Portfolio, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Debt Portfolio with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist expertise.

Fund Current Distribution Strategies.  The Fund’s monthly distributions are expected to include, among other possible sources, interest income from the Debt Portfolio and payments and premiums

(characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives. Strategies involving interest rate derivatives (including swaps that are paired) may attempt to capitalize on differences between short-term and long-term interest rates as part of the Fund’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

The Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, the Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

The Fund may engage in investment strategies, including those investment strategies that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). The Fund’s income and gain-generating strategies, including certain derivatives strategies, may seek to generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of the Fund’s monthly

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distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of the Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The Fund’s index option strategy, to the extent utilized, seeks to generate payments and premiums from writing options that may offset some or all of the capital losses incurred as a result of paired swaps transactions. However, the Fund may use paired swap transactions to support monthly distributions where the index option strategy does not produce an equivalent amount of offsetting gains, including without limitation when such strategy is not being used to a significant extent. In addition, gains (if any) generated from the index option strategy may be offset by the Fund’s realized capital losses, including any available capital loss carryforwards.

The Fund generally will not include in its monthly distributions any gain that is derived from gains that are characterized as long-term capital gain for tax purposes (and is limited in its ability to do so by the Investment Company Act of 1940, as amended). The notional exposure of the interest rate derivatives in the Debt Portfolio may vary widely as a function of market conditions, including differences between short-term and longer-term interest rates and the Fund’s current investment strategies. (The notional amount of a derivative is the hypothetical underlying quantity upon which interest rate or other payment obligations are computed.) While the yield curve (a graph of bond yields available at a given moment in time) generally slopes upward (indicating that long-term interest rates are higher than short-term interest rates), there can be no assurance that this always will be the case and has not always recently been the case, and it is anticipated that the slope of the yield curve will vary to a significant degree across different market environments. In market environments in which the differences between short-term, intermediate-term and long-term interest rates are smaller than is typically the case (a flatter yield curve environment), the Fund may increase the notional exposure of its interest rate derivative positions. In certain market conditions, it is anticipated that the notional exposure of interest rate derivatives in the Debt Portfolio could be a multiple of the Fund’s total net assets. The Fund is required to identify any portion of its monthly distributions that are characterized as gains (for financial accounting purposes) or that otherwise are derived from any sources other than net income. The Fund cannot assure you as to any level of distributions that will be treated as ordinary income, cannot assure you as to any level of capital gains distributions and cannot assure you as to any ratio of monthly distributions to capital gain distributions.

Index Option Strategy.  In implementing the Fund’s index option strategy, PIMCO may sell (“write”) call options on the S&P 500 Index and on futures on the S&P 500 Index. PIMCO does not intend to write index call options when the underlying notional value of the index call option positions exceeds the Fund’s net U.S. equity exposure —generally approximately 50% of the Fund’s net assets (i.e., the Fund does not intend to write “naked” positions) at each rebalance. The index option writing strategy is designed to produce gains from index option premiums.

The Fund expects that it normally will write call options whose terms to expiration range from one month to one year, although the Fund may write call options with both longer and shorter terms. PIMCO ordinarily will not write call options on individual equity securities, but may write call options on exchange-traded funds and other similar instruments designed to correlate with the performance of the underlying equity index. PIMCO will actively manage the Fund’s index option positions using quantitative and statistical analysis that focuses on relative value and a weighing of risk versus return.

The Fund generally will write equity index call options that are “out-of-the-money” or “at-the-money” at the time of sale. The Fund generally will write out-of-the-money equity index call options with strike prices no more than 10% higher than the cash value of the index at the time of sale. The Fund reserves the flexibility to write equity index call options that are more or less out-of-the-money as it deems appropriate depending upon market conditions and other factors. The Fund also reserves the flexibility to write equity index call options that are “in-the-money.”

In addition to writing call options, the Fund also may purchase put options on the S&P 500 Index and on futures on the S&P 500 Index in an effort to protect against significant market declines affecting the U.S. equity markets as measured by the S&P 500 Index. However, because the Fund generally will purchase put options that are “out-of-the-money,” the Fund will not be fully covered against any market decline.

In addition to listed options, the Fund may write and purchase over-the counter options, which are not originated and standardized by the Office of the Comptroller of the Currency or listed and traded on an options exchange (such as the Chicago Board Options Exchange or the International Securities Exchange).

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Credit Quality.  The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or that are unrated but determined by PIMCO to be of comparable quality. The Fund normally will attempt to maintain in its Debt Portfolio debt securities with an average credit quality that is at least investment grade or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  The Debt Portfolio’s debt securities will generally have a low- to intermediate- average portfolio duration, ranging from one year to a duration that is two years above the duration of the Barclays Capital U.S. Aggregate Index, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a low- to intermediate- average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. PIMCO believes that maintaining duration within this range offers flexibility and the opportunity for above-average returns while potentially limiting exposure to interest rate volatility and related risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

Substantially all of the Fund’s assets ordinarily will be invested in the Debt Portfolio to back the Fund’s equity index positions. The types of debt securities (and related instruments) in which the Fund may invest include mortgage-related and other types of asset-backed securities (including collateralized loan obligations, collateralized debt obligations and collateralized mortgage obligations) issued on a public or private basis; government securities, including U.S. Government securities, sovereign debt and other obligations of non-U.S. governments or their sub-divisions, agencies and government sponsored enterprises, and obligations of international agencies and supranational entities, as well as municipal securities; bonds, debentures, notes, and other debt securities of U.S. and non-U.S. corporations and other issuers, issued publicly or through private placements, including convertible securities, covenant-lite obligations, contingent convertible securities, synthetic convertible securities and commercial paper, event-linked securities, inflation-indexed bonds, payment-in-kind securities, step-ups zero-coupon bonds, senior floating-rate loans (“Senior Loans”) and other bank loans (secured or unsecured) and loan assignments and participations, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund also may invest in preferred stock, structured notes and other hybrid instruments, credit-linked trust certificates, delayed funding loans, revolving credit facilities and REITs, and may use credit default swaps, other debt-related derivatives, interest rate swaps, forwards, futures and other interest rate derivatives. The rate of interest on the Fund’s debt security investments may be fixed, floating or variable. The Fund may invest in debt securities issued by companies with small and medium market capitalizations.

The Fund will actively manage the duration and yield curve exposure of the Debt Portfolio, in part through the use of a variety of interest rate derivatives, including but not limited to interest rate swaps, forwards and futures. These interest rate derivatives also may be used for other investment or risk management purposes, including to provide synthetic exposure to fixed or floating rate debt instruments,

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and to attempt to generate current income and gains. It currently is anticipated that the duration and yield curve active management strategies using interest rate derivatives will result in the generation of payments arising primarily from differences between short-term and long-term interest rates. As that difference gets smaller, the Fund would need to increase its notional exposure to interest rate derivatives in order to generate the same income for the Fund. These payments will be characterized as gain for financial accounting purposes and as ordinary income for tax purposes. In the event that long-term interest rates are higher than short-term interest rates, for example, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating return as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate. The notional exposure of the interest rate derivatives in the Debt Portfolio may vary widely as a function of market conditions, including differences between short-term and longer-term interest rates, and the Fund’s current investment strategies.

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund normally will have exposure to investments that are tied economically to at least three countries other than the United States. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity).

The Fund may invest up to 30% of its total assets in Senior Loans made to corporations, partnerships and other business entities. Senior Loans typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate plus a premium. Senior Loans generally hold the most senior position in the capital structure of a borrower and often are secured with collateral, but may be of below investment grade quality and may involve significant credit risk.

The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities).

The Fund may purchase securities that it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery, may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments) and may engage in short sales.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limitation, ETFs, and may invest in foreign ETFs. The Fund may invest in REITs. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.  Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a

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form of leverage including, among others, credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Any leverage used by the Fund obtained through the issuance of preferred shares or debt securities or the use of borrowings or similar transactions will be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) except as noted below (the “38% Policy”). The Fund also may enter into transactions that may give rise to a form of financial leverage, such as, among others, reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions. To mitigate leverage risk from such transactions, the Fund may segregate liquid assets or enter into offsetting transactions against or otherwise cover its future obligations under such transactions. To the extent the Fund covers its positions in such transactions (by segregating liquid assets at least equal in amount to the Fund’s future commitment thereunder, entering into offsetting transactions or owning positions covering such future commitment), its obligations under such transactions will not be subject to the 38% Policy.

PIMCO Income Opportunity Fund

The Fund will seek to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  On behalf of the Fund, PIMCO employs an active approach to allocation among multiple fixed-income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, the Fund focuses on seeking the best income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. For example, subject to the Fund’s investment policies and limitations, the Fund may invest a substantial portion of its total assets in mortgage-related and other asset-backed securities, which investments PIMCO may choose to increase or decrease, or eliminate entirely, over time and from time to time. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist expertise. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

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Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or unrated but determined by PIMCO to be of comparable quality. The Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P, or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have an intermediate average portfolio duration (i.e., within a two to eight year range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. PIMCO believes that maintaining duration within this range offers flexibility and the opportunity for above-average returns while potentially limiting exposure to interest rate volatility and related risks. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

The Fund normally invests worldwide in a portfolio of debt obligations and other income-producing securities of any type and credit quality and with varying maturities and related derivative instruments.

The Fund’s portfolio of debt obligations and income-producing securities may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; mortgage-related and other asset-backed securities issued by governmental agencies or other governmental entities or by private originators or issuers (including mortgage pass-through securities, commercial mortgage-backed securities, residential mortgage-backed securities, collateralized mortgage obligations, collateralized mortgage obligation residuals, adjustable rate mortgage-backed securities and stripped mortgage-backed securities); U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; step-ups; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a

154	PIMCO CLOSED-END FUNDS

(Unaudited)

traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities (“CoCos”); credit-linked trust certificates; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund may invest in debt securities of stressed issuers. At any given time and from time to time, all or substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. The Fund will not normally invest more than 20% of its total assets in the equity tranche of CBOs, CLOs, or other CDOs.

The Fund may invest without limit in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. The Fund may invest without limit in securities of U.S. issuers. Subject to the limit described below on investments in securities and instruments that are economically tied to “emerging market” countries, the Fund may invest without limit in securities of foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may invest without limit in short-term investment grade sovereign debt, including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may invest up to 20% of its total assets in common stocks from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in preferred securities. The Fund may invest up to 40% of its total assets in bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations and revolving credit facilities).

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may also invest in securities of other investment companies, including, without limit, ETFs, and may invest in foreign ETFs. The Fund may invest in REITs. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund will not invest more than 10% of its total assets in event-linked instruments, and will not invest more than 7.5% of its total assets in event-linked instruments the performance of which is linked to a particular event and region.

The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more Subsidiaries. Any such Subsidiary may invest, for example, in loans or any other security or other instrument that the Fund may hold directly. References herein to the Fund include, as applicable, references to a Subsidiary in respect of the Fund’s investment exposure. Any allocation of the Fund’s portfolio in a Subsidiary may vary over time and might not always include all of the different types of investments described herein.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

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The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.  In attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO, when PIMCO deems it appropriate to do so, the Fund may, for temporary defensive purposes, deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swaps, dollar rolls, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

Under normal market conditions, the Fund will limit its use of leverage from reverse repurchase agreements (whether or not these instruments are covered in accordance with the standards of the Investment Company Act of 1940, as amended (the “1940 Act”)) such that the proceeds therefrom to the Fund will not exceed 50% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) at the time utilized.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Strategic Income Fund, Inc.

Leveraging PIMCO’s core analytical and risk management capabilities, the Fund’s portfolio managers can select what they believe to be the most attractive issues across the full range of fixed income sectors including corporate debt, government and sovereign debt, mortgage-related and other asset-backed securities and other income-producing securities of varying maturities.

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of income-producing securities of non-corporate issuers, such as securities issued or guaranteed by the U.S. or foreign governments, mortgage-related and other asset-backed securities issued on a public or private basis, corporate debt obligations and other income-producing securities of varying maturities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers, and municipal securities (the “80% policy”).

Portfolio Management Strategies

Dynamic Allocation Strategy.  On behalf of the Fund, the Fund’s investment manager, PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, the Fund focuses on seeking the best income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist expertise.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or

156	PIMCO CLOSED-END FUNDS

(Unaudited)

opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest up to 20% of its total assets in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch), or unrated but determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Portfolio Contents

For purposes of the Fund’s 80% policy, income-producing securities may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; credit-linked notes; covenant-lite obligations; credit-linked trust instruments; structured credit products; preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security and contingent convertible securities); collateralized mortgage obligations; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers.

In addition, the Fund will invest a minimum of 33% of its net assets in U.S. debt securities and may not invest more than 67% of its total assets in foreign debt instruments, including a maximum of 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). Further, the Fund may invest up to 45% of its total assets in the securities of governmental or corporate issuers located in a single foreign country, subject to the 67% of total assets limitation on foreign securities holdings. The Fund may invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity, subject to applicable law and any other restrictions described in the Fund’s prospectus, Statement of Additional Information or shareholder reports in effect from time to time.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued,

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Principal Investment Strategies1 (Cont.)

delayed delivery or forward commitment basis and may engage in short sales to the extent that short sales do not represent more than 25% of the Fund’s total assets.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest up to 15% of its total assets in any combination of interest-only or inverse floating rate obligations and residual interests of real estate mortgage investment conduits. The weighted average life of the Fund’s investments, under normal market conditions, is expected to be less than 10 years. The Fund may invest up to 20% of its total assets in commercial mortgage-related securities.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limitation, ETFs, and may invest in foreign ETFs. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities).

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.  Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high-quality, short-term debt instruments, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Dynamic Credit and Mortgage Income Fund

The Fund will seek to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

158	PIMCO CLOSED-END FUNDS

(Unaudited)

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of mortgage-related securities and other debt instruments of varying maturities (the “80% policy”). For purposes of the 80% policy, mortgage-related securities may include, without limitation, mortgage pass-through securities, CMOs, commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, adjustable rate mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” shares of the Fund. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Portfolio Management Strategies

Dynamic Allocation Strategy.  On behalf of the Fund, the Fund’s investment manager, PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, the Fund focuses on seeking the best income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist expertise. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities. The Fund will observe other investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch), or unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. The Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

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Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. PIMCO believes that maintaining duration within this range offers flexibility and the opportunity for above-average returns while potentially limiting exposure to interest rate volatility and related risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

For purposes of the Fund’s 80% policy, other debt instruments may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security and contingent convertible securities); collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to mortgage-related securities or other debt instruments will be counted toward satisfaction of this 80% policy.

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity).

As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets (i.e., concentrates) in privately-issued (commonly known as “non-agency”) mortgage-related securities.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for

160	PIMCO CLOSED-END FUNDS

(Unaudited)

investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. For purposes of the Fund’s 80% policy, the Fund values its derivative instruments based on their market value.

The Fund will not normally invest directly in common stocks of operating companies. However, the Fund may own and hold common stocks in its portfolio from time to time in connection with a corporate action or the restructuring of a debt instrument or through the conversion of a convertible security held by the Fund. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limitation, ETFs, and may invest in foreign ETFs. The Fund may invest in REITs. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities).

The Fund may make investments in debt instruments and other securities directly or through one or more Subsidiaries. Each Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein.

The Fund may invest, either directly or indirectly through its wholly-owned and controlled Subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (or may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”) backed by consumer, residential or other loans, issued by an SPE sponsored by an online or alternative lending platform or an affiliate thereof.

When acquiring loans or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.  Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

Under normal market conditions, the Fund will limit its use of leverage from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii), borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) any future issuance of preferred

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Principal Investment Strategies1 (Cont.)

shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with segregated assets as discussed below) such that the assets attributable to the use of such leverage will not exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through the use of such instruments) (the “50% policy”). For these purposes, assets attributable to the use of leverage from credit default swaps, other swap agreements and futures contracts will be determined based on the current market value of the instrument if it is cash settled or based on the notional value of the instrument if it is not cash settled. In addition, assets attributable to credit default swaps, other swap agreements or futures contracts will not be counted towards the 50% policy to the extent that the Fund owns offsetting positions or enters into offsetting transactions.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Dynamic Income Fund

The Fund will seek to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  On behalf of the Fund, the Fund’s investment manager,PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, the Fund focuses on seeking the best income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist expertise. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets in privately-issued (commonly known as “non-agency”) mortgage-related securities. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by

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(Unaudited)

S&P, and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating—i.e., of any credit quality. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. PIMCO believes that maintaining duration within this range offers flexibility and the opportunity for above-average returns while potentially limiting exposure to interest rate volatility and related risk. Duration is a measure used to determine the sensitivity of a security’s price to change in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

The Fund normally invests worldwide in a portfolio of debt obligations and other income-producing securities of any type and credit quality, with varying maturities and related derivative instruments. The Fund’s portfolio of debt obligations and income-producing securities may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; mortgage-related and other asset-backed securities issued by governmental agencies or other governmental entities or by private originators or issuers (including mortgage pass-through securities, collateralized mortgage obligations, adjustable rate mortgage-backed securities, stripped mortgage-backed securities, collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations); U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; step-ups; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible

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Principal Investment Strategies1 (Cont.)

securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund may invest in debt securities of stressed issuers. Subject to the investment limitations described under “Credit Quality” above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities and/or mortgage-related or other types of asset backed securities. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may normally invest up to 40% of its total assets in bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments). The Fund will not normally invest more than 10% of its total assets in convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security and the right to acquire an equity security). The Fund may also invest in preferred securities.

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets in privately-issued (commonly known as “non-agency”) mortgage-related securities.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund will not normally invest directly in common stocks of operating companies. However, the Fund may own and hold common stocks of operating companies in its portfolio from time to time in connection with a corporate action or the restructuring of a debt instrument, or through the conversion of a convertible security held by the Fund.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limit, ETFs, and may invest in foreign ETFs. The Fund may invest in REITs. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more Subsidiaries. Each Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein.

The Fund may invest, either directly or indirectly through its wholly-owned and controlled Subsidiaries, in Alt Lending ABS backed by consumer, residential or other loans, issued by an SPE sponsored by an online or alternative lending platform or an affiliate thereof.

164	PIMCO CLOSED-END FUNDS

(Unaudited)

When acquiring loans or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.  Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

Under normal market conditions, the Fund will limit its use of leverage from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii), borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) any future issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with segregated assets as discussed below) such that the assets attributable to the use of such leverage will not exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through the use of such instruments).

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

1 When used in this section, the term “invest” includes both direct and indirect investing and the term “investments” includes both direct and indirect investments.

ANNUAL REPORT	JUNE 30, 2020	165

Principal Risks of the Funds1

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investments, investments by a subsidiary (if applicable) or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS® & Income Fund (PGP)	PIMCO Income Opportunity Fund (PKO)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Dynamic Credit and Mortgage Income Fund (PCI)	PIMCO Dynamic Income Fund (PDI)

Anti-Takeover Provisions	X	X	X	X	X	X

Asset Allocation Risk	X	X	X	X	X	X

Call Risk	X	X	X	X	X	X

Certain Affiliations	X	X	X	X	X	X

Collateralized Loan Obligations Risk	X	X	X	—	X	X

Confidential Information Access Risk	X	X	X	X	X	X

Contingent Convertible Securities Risk	X	X	X	X	X	X

Convertible Securities Risk	X	X	X	X	X	X

Counterparty Risk	X	X	X	X	X	X

“Covenant-Lite” Obligations Risk	X	X	X	X	—	—

Credit Default Swaps Risk	X	X	X	X	X	X

Credit Risk	X	X	X	X	X	X

Currency Risk	X	X	X	X	X	X

Cybersecurity Risk	X	X	X	X	X	X

Debt Securities Risk	X	X	X	X	X	X

Derivatives Risk	X	X	X	X	X	X

Distressed and Defaulted Securities Risk	X	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X	X

Equity Securities and Related Market Risk	X	X	X	X	X	X

Focused Investment Risk	X	X	X	X	—	—

Foreign (Non-U.S.) Investment Risk	X	X	X	X	X	X

Fund Distribution Rates	X	X	X	X	X	X

High Yield Securities Risk	X	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X	X

Inflation-Indexed Security Risk	X	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X	X

Issuer Risk	X	X	X	X	X	X

Leverage Risk	X	X	X	X	X	X

Liquidity Risk	X	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X	X	—	X	X

Management Risk	X	X	X	X	X	X

Market Discount Risk	X	X	X	X	X	X

Market Disruptions Risk	X	X	X	X	X	X

Market Risk	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities Risk	X	X	X	X	X	X

Operational Risk	X	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	—	—

Platform Risk	—	—	—	—	X	X

Portfolio Turnover Risk	X	X	X	X	X	X

Potential Conflicts of Interest Risk-Allocation of Investment Opportunities	X	X	X	X	X	X

Preferred Securities Risk	X	X	X	X	X	X

Privacy and Data Security Risk	X	X	X	X	X	X

Private Placements Risk	X	X	X	X	X	X

Privately-Issued Mortgage-Related Securities Risk	X	X	X	X	X	X

Regulatory Changes Risk	X	X	X	X	X	X

Regulatory Risk-Commodity Pool Operator	X	X	X	X	X	X

166	PIMCO CLOSED-END FUNDS

(Unaudited)

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS® & Income Fund (PGP)	PIMCO Income Opportunity Fund (PKO)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Dynamic Credit and Mortgage Income Fund (PCI)	PIMCO Dynamic Income Fund (PDI)

Regulatory Risk-LIBOR	X	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X	X

Repurchase Agreements Risk	X	X	X	X	X	X

Restricted Securities Risk	X	X	X	X	X	X

Segregation and Coverage Risk	X	X	X	X	X	X

Senior Debt Risk	X	X	X	X	X	X

Smaller Company Risk	X	X	X	X	—	—

Sovereign Debt Risk	X	X	X	X	X	X

Structured Investments Risk	X	X	X	X	X	X

Subprime Risk	X	X	X	X	X	X

Subsidiary Risk	—	—	X	—	X	X

Synthetic Convertible Securities Risk	X	X	X	X	X	X

Tax Risk	X	X	X	X	X	X

U.S. Government Securities Risk	X	X	X	X	X	X

Valuation Risk	X	X	X	X	X	X

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust or Articles of Incorporation (collectively, the “Organizational Documents”), as applicable, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions in the Organizational Documents could have the effect of depriving the holders (“Common Shareholders”) of the Fund’s common shares of beneficial interest (“Common Shares”) of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

Asset Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that PIMCO may make less than optimal or poor asset allocation decisions. PIMCO employs an active approach to allocation among multiple fixed-income sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected. Issuers may call outstanding securities prior to their maturity for a number of reasons. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Collateralized Loan Obligations Risk

CLOs may charge management fees and administrative expenses. The cash flows from a CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust. A senior tranche from a CLO trust typically has higher credit ratings and lower yields than the underlying securities. CLO tranches, even senior ones, can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class/tranche of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. Investments in CLOs may be or become illiquid. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the

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Principal Risks of the Funds1 (Cont.)

possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Confidential Information Access Risk

In managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limit, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk

The risks of investing in CoCos include, without limit, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to contingent convertible securities that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Convertible Securities Risk

The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is

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unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. While the Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.

“Covenant-Lite” Obligations Risk

Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Credit Risk

The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Currency Risk

Investments denominated in foreign (non-U.S.) currencies or that trade in and receive revenues in, foreign (non-U.S.) currencies, derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. There is no assurance that a hedging strategy, if used, will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

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Continuing uncertainty as to the status of the euro and the European Monetary Union (“EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if the Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw the Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Debt Securities Risk

Debt securities are generally subject to the risks described below and further herein:

Issuer risk.  The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Interest rate risk.  The market value of debt securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of debt securities will increase as interest rates fall and decrease as interest rates rise, which would be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Fund’s management. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities.

Prepayment risk.  During periods of declining interest rates, borrowers may prepay principal. This may force the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions.

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Credit risk.  Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

Reinvestment risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate.

Duration and maturity risk.  The Fund may seek to adjust the duration or maturity of its investments in debt securities based on its assessment of current and projected market conditions. The Fund may incur costs in seeking to adjust the average duration or maturity of its portfolio of debt securities. There can be no assurances that the Fund’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful.

Derivatives Risk

The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivatives might not be available for OTC derivatives transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.

The Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, Common Shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund, at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of the Fund’s derivative transactions and cause the Fund to lose value. For instance, the SEC has proposed new regulations applicable to a registered investment company’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the

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Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks, including the risk of default, or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be less liquid, speculative or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree.

Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio.

There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all of its investments, or interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.

There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state.

Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be

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more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.

Other heightened risks associated with emerging markets investments include without limit (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

Equity Securities and Related Market Risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Focused Investment Risk

To the extent that the Fund focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector, including (but not limited to): governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Foreign (Non-U.S.) Investment Risk

Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a

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specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

The Fund may face potential risks associated with the United Kingdom’s departure from the European Union (“EU”). The departure may result in substantial volatility in financial and foreign exchange markets and a sustained weakness in the British pound, the euro and other currencies, which may impact Fund returns. It may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Fund, as there may be negative effects on the value of the Fund’s investments and/or on the Fund’s ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for the Fund to exit certain investments at an advantageous time or price. Adverse events triggered by the departure, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Fund Distribution Rates

Although the Fund may seek to maintain level distributions, the Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.

High Yield Securities Risk

To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest

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in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

Inflation-Indexed Security Risk

Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index (“CPI”)) will accurately measure the real rate of inflation. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of a change in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.

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A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). This risk may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Interest rates in the United States and many parts of the world are at or near historically low levels. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Rising interest rates may result in a decline in value of the Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

The Fund’s use of leverage, if any, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objectives and policies. Interest expense payable by the Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to any preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of

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return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

∎	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

∎

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

∎

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

The Fund may engage in total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to reduce its use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the value or performance of the Fund and the Common Shares and/or distribution rate.

Because the fees received by the Investment Manager may increase depending on the types of leverage utilized by the Fund,1 the Investment Manager has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market

[1]	The types of leverage on which fees are received by the Investment Manager with respect to the Fund are discussed in Note 9 in the Notes to Financial Statements.

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Principal Risks of the Funds1 (Cont.)

conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.

Fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Loans and Other Indebtedness; Loan Participations and Assignments Risk

Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. The collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real or personal property, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund will rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market

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may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

To the extent the Fund invests in loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Fund should be considered speculative.

The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.

There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities. Loans may be issued by companies that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such companies may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment

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Principal Risks of the Funds1 (Cont.)

techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objectives.

In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

Market Discount Risk

The price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV.

Market Disruptions Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

In March 2020, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession. Dozens of central banks across Europe, Asia, and elsewhere announced similar economic relief packages.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Fund’s investment in fixed income securities. Interest rates in the U.S. are near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

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Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Mortgage-Related and Other Asset-Backed Instruments Risk

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid.

There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk

When investing in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to same leverage risks.

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Principal Risks of the Funds1 (Cont.)

Platform Risk

If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

The Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. Although the Fund may conduct diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related instruments owned by the Fund, which the Fund observes directly as payments are received. With respect to alternative lending instruments that the Fund purchases in the secondary market (i.e., not directly from an alternative lending platform), the Fund may not perform the same level of diligence on such platform or at all. The Fund may not review the particular characteristics of the loans collateralizing an Alt Lending ABS, but rather negotiate in advance with platforms the general criteria of the underlying loans. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.

The Fund relies on the borrower’s credit information, which is provided by the platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. The platforms’ credit decisions and scoring models may be based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.

In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated. Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Fund’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of the Fund to invest in loans originated by that platform, and therefore the Fund could lose some or all of the benefit of its diligence effort with respect to that platform.

Platforms are for-profit businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses. Platforms may also be forced to defend legal action taken by regulators or governmental bodies. Alternative lending is a newer industry operating in an evolving legal environment. Platforms may be subject to risk of litigation alleging violations of law and/or regulations, including, for example, consumer protection laws, whether in the U.S. or in foreign jurisdictions. Platforms may be unsuccessful in defending against such lawsuits or other actions and, in addition to the costs incurred in fighting any such actions, platforms may be required to pay money in connection with the judgments, settlements or fines or may be forced to modify the terms of its borrower loans, which could cause the platform to realize a loss or receive a lower return on a loan than originally anticipated. Platforms may also be parties to litigation or other legal action in an attempt to protect or enforce their rights or those of affiliates, including intellectual property rights, and may incur similar costs in connection with any such efforts.

The Fund’s investments in Alt Lending ABS may expose the Fund to the credit risk of the issuer. Generally, such instruments are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Fund, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the Fund owns Alt Lending ABS, the Fund and its custodian generally does not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund is more dependent on the platform for servicing than if the Fund had owned whole loans through

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the platform. Where such interests are secured, the Fund relies on the platform to perfect the Fund’s security interest. In addition, there may be a delay between the time the Fund commits to purchase an instrument issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such instrument and, during such delay, the funds committed to such an investment will not earn interest on the investment nor will they be available for investment in other alternative lending-related instruments, which will reduce the effective rate of return on the investment.

Portfolio Turnover Risk

The Investment Manager manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities

The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Preferred Securities Risk

In addition to equity securities risk, credit risk and possibly high yield risk, investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to regulated investment companies and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Privacy and Data Security Risk

The Fund generally does not intend to obtain or hold borrowers’ non-public personal information, and the Fund intends to implement procedures designed to prevent the disclosure of borrowers’ non-public personal information to the Fund. However, service providers to the Fund or its direct or indirect fully-owned subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its direct or indirect fully-owned subsidiaries, may obtain, hold or process such information. The Fund cannot guarantee the security of non-public personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with the Gramm-Leach-Bliley Act (“GLBA”), other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

ANNUAL REPORT	JUNE 30, 2020	183

Principal Risks of the Funds1 (Cont.)

Private Placements Risk

A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Fund. Securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk

There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately-issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

Privately-issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Regulatory Changes Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which the Fund invests.

Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Current rules related to credit risk retention requirements for asset-backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the

Fund may invest. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets, which in turn could negatively affect the returns on the Fund’s investment.

Regulatory Risk — Commodity Pool Operator

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the CEA and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments.

Regulatory Risk — LIBOR

The Fund’s investments, payment obligations and financing terms may rely in some fashion on LIBOR. LIBOR is expected to be phased out by the end of 2021 and there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts, or in contracts or other arrangements entered into by the Fund, may need to be renegotiated. The transition may also result in a reduction in the value of certain instruments held by the Fund, a change in the cost of borrowing or the dividend rate for any preferred shares that may be issued by the Fund, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

184	PIMCO CLOSED-END FUNDS

(Unaudited)

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.

Repurchase Agreements Risk

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.

Restricted Securities Risk

A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, entering into reverse repurchase agreement transactions, swap agreements, futures contracts or other derivative transactions,

purchasing securities on a when-issued or delayed delivery basis or engaging in short sales may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. At times, all or a substantial portion of the Fund’s liquid assets may be segregated for purposes of various portfolio transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Senior Debt Risk

The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Smaller Company Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

ANNUAL REPORT	JUNE 30, 2020	185

Principal Risks of the Funds1 (Cont.)

Sovereign Debt Risk

In addition to the other risks applicable to debt investments, sovereign debt may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.

Structured Investments Risk

Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.

Subprime Risk

Loans, and debt instruments collateralized by loans, acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk

To the extent the Fund invests through one or more of its subsidiaries, the Fund would be exposed to the risks associated with such subsidiary’s investments. Such subsidiaries would likely not be registered as investment companies under the 1940 Act and therefore would not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the jurisdiction in which a subsidiary is organized could result in the inability of the Fund and/or the subsidiary to operate as intended and could adversely affect the Fund.

Synthetic Convertible Securities Risk

The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Tax Risk

The Fund has elected to be treated as a “regulated investment company” (a “RIC”) under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to shareholders. In order to qualify and be eligible for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC, and can limit the Fund’s ability to continue qualifying as such. The tax treatment of

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certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a RIC.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk

Certain U.S. Government Securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. The values of U.S. Government Securities change as interest rates fluctuate.

Valuation Risk

Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

1 Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies section.

ANNUAL REPORT	JUNE 30, 2020	187

Risk Management Strategies1

(Unaudited)

A Fund may (but is not required to) use various investment strategies to attempt to hedge exposure to reduce the risk of price fluctuations of its portfolio securities, the risk of loss, and to preserve capital. Derivatives strategies and instruments that a Fund may use include, among others, reverse repurchase agreements; interest rate swaps; total return swaps; credit default swaps; basis swaps; other types of swap agreements or options thereon; dollar rolls; futures and forward contracts (including foreign currency exchange contracts); short sales; options on financial futures; options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments; other derivative transactions; loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions. Income earned by a Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to holders of the Fund’s Common Shares. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on a Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for a Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, a Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.

A Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect holders of its Common Shares. In order to attempt to offset such a negative impact of leverage on holders of Common Shares, a Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). Should a Fund issue preferred shares, the Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or by reducing any holdings in other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, a Fund may not be successful in managing its interest rate exposure in the manner described above.

In addition, each Fund has adopted certain investment limitations designed to limit investment risk. See “Fundamental Investment Restrictions” below for a description of these limitations.

1 Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

188	PIMCO CLOSED-END FUNDS

Effects of Leverage1

(Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as covered reverse repurchase agreements, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s continued use of reverse repurchase agreements as of June 30, 2020 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the Fund on such instruments (based on market conditions as of June 30, 2020, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of the reverse repurchase agreements based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS® & Income Fund (PGP)	PIMCO Income Opportunity Fund (PKO)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Dynamic Credit and Mortgage Income Fund (PCI)	PIMCO Dynamic Income Fund (PDI)

Reverse Repurchase Agreements as a Percentage of Total Managed Assets (Including Assets Attributable to Reverse Repurchase Agreements)	44.51%	34.31%	42.79%	40.45%	44.80%	43.06%

Estimated Annual Effective Interest Expense Rate Payable by Fund on Reverse Repurchase Agreements	2.69%	2.24%	2.10%	2.17%	2.43%	2.43%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Reverse Repurchase Agreements	1.20%	0.77%	0.90%	0.88%	1.09%	1.05%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(20.18)%	(16.39)%	(19.05)%	(18.26)%	(20.09)%	(19.40)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(11.17)%	(8.78)%	(10.31)%	(9.87)%	(11.03)%	(10.62)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(2.16)%	(1.17)%	(1.57)%	(1.47)%	(1.97)%	(1.84)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	6.86%	6.44%	7.17%	6.92%	7.08%	6.94%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.87%	14.05%	15.91%	15.32%	16.14%	15.72%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.

Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

1 Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

ANNUAL REPORT	JUNE 30, 2020	189

Fundamental Investment Restrictions1

PCM Fund, Inc.

The Fund’s investment objectives and the following investment restrictions are fundamental policies, and, except as described below, the Fund may not, without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class, change its investment objectives or:

(1)

Issue senior securities (including borrowing money for other than temporary purposes) in excess of the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted transactions involving derivative instruments, when-issued and forward commitment transactions and other permitted investment strategies.

(2)	Make investments for the purpose of exercising control or management.

(3)

Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon and other derivative instruments.

(4)	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(5)

Make loans to other persons, except (i) to the extent that the Fund may be deemed to be making loans by purchasing debt securities and entering into repurchase agreements in accordance with its investment objectives, policies and limitations and (ii) the Fund may lend its portfolio securities.

(6)

Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and may make margin deposits in connection with the entry into of positions in financial future contracts and options thereon and other derivative instruments.

(7)	Make short sales of securities in a manner inconsistent with the 1940 Act, as it may be interpreted from time to time, or in excess of 25% of the value of the Fund’s total assets.

In addition, as a matter of fundamental policy:

(8)

The Fund, under normal circumstances, will invest at least 25% of its total assets (i.e. concentrate) in privately-issued mortgage-related securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) (i.e. concentrate) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry).

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Global StocksPLUS® & Income Fund

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares, voting together as a single class:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(2)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to certain restrictions, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

190	PIMCO CLOSED-END FUNDS

(Unaudited)

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Income Opportunity Fund

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest voting as a separate class:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(2)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to certain restrictions, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Strategic Income Fund, Inc.

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares, voting together as a single class:

(1)

Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

(2)

Borrow money, except that the Fund may engage in reverse repurchase agreements and dollar roll transactions and may borrow in an amount not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market, less liabilities (not including the amount borrowed) at the time the borrowing is made, and may use the proceeds of such borrowing for investment purposes. In addition, the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund’s total assets (not including the amount borrowed) provided that the total amount borrowed by the Fund for any purpose does not exceed 33 1/3% of its total assets.

(3)

Pledge, hypothecate, mortgage, or otherwise encumber its assets except to secure borrowings and as margin or collateral for financial futures, swaps and other negotiable transactions in the over-the-counter market.

(4)	Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter in the course of disposing of portfolio securities.

(5)

Purchase or sell real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities by companies that invest or deal in real estate.

(6)	Invest in commodities, except that the Fund may invest in futures contracts and options thereon, and options on currencies.

(7)

Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and loans of portfolio securities consistent with the Fund’s investment objectives and policies.

ANNUAL REPORT	JUNE 30, 2020	191

Fundamental Investment Restrictions1 (Cont.)

(8)

Invest in securities of other investment companies registered or required to be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

(9)

Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal securities business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Dynamic Credit and Mortgage Income Fund

The investment restrictions set forth below are each a fundamental policy of the Fund that may not, be changed without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. The Fund may not:

(1)

Purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry). The Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued mortgage-related securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.

(2)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to certain restrictions, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Dynamic Income Fund

The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest voting as a separate class. The Fund may not:

(1)

Purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry). As a fundamental policy, the Fund, under normal circumstances, will invest at least 25% of its total assets in mortgage-related securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities and other investments that the Fund’s investment adviser or sub-adviser determines have the same primary economic characteristics.

(2)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

192	PIMCO CLOSED-END FUNDS

(Unaudited)

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to certain restrictions, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

1 References herein to “majority of the outstanding,” when used with respect to particular shares of a Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended. Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

ANNUAL REPORT	JUNE 30, 2020	193

Management of the Funds

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 33-PIMCO.

Trustees/Directors

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee/Director	Trustee/Director of RCS, PGP, PCM and PKO since 2011, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PGP, the 2020-2021 fiscal year for PCM, PKO, RCS and PDI and the 2021-2022 fiscal year for PCI.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010- 2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	84	None

Sarah E. Cogan 1956	Trustee/Director	Since January 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PGP, the 2020-2021 fiscal year for PDI and the 2021-2022 fiscal year for RCS, PKO, PCI and PCM.	Of Counsel, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	83	None

James A. Jacobson 1945	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2009, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for RCS and PDI, the 2020-2021 fiscal year for PKO and PCI and the 2021-2022 fiscal year for PCM and PGP.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	84	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	Trustee/Director	Director of PCM and RCS since 2008, Trustee of PCI since 2013, Trustee of PGP since 2005, Trustee of PKO since 2007 and Trustee of PDI since 2012, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PCM, PCI and RCS and the 2020-2021 fiscal year for PKO, PDI and PGP.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	84	None

Joseph B. Kittredge, Jr. 1954	Trustee/Director	Trustee/Director of PCM, RCS, PKO, PGP, PDI and PCI since 2020, expected to stand for election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PCM, PKO and PCI, and for re-election at the annual meeting of shareholders held during the 2021-2022 fiscal year for PGP and the 2022-2023 fiscal year for RCS and PDI.	Retired. Formerly, General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013)	29	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

William B. Ogden, IV 1945	Trustee/Director	Trustee/Director of PCM, RCS and PKO since 2008, Trustee of PGP since 2006, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PCM, the 2020-2021 fiscal year for PGP and the 2021-2022 fiscal year for RCS, PKO, PDI, and PCI.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	83	None

194	PIMCO CLOSED-END FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director During the Past 5 Years

Alan Rappaport 1953	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2012, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PGP, PKO and PCI, the 2020-2021 fiscal year end for RCS and PCM and the 2021-2022 fiscal year end for PDI.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	83	None

Interested Trustees

David N. Fisher* 1968	Trustee/Director	Since January 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PDI and PKO and the 2020-2021 fiscal year for RCS, PCM, PCI and PGP.	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	28	None

John C. Maney** 1959	Trustee/Director	Director of RCS and PCM since 2008, Trustee of PGP since 2006, Trustee of PKO since 2007, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PCI and the 2021-2022 fiscal year for RCS, PCM, PGP, PKO and PDI.	Consultant to PIMCO (since January 2020); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	28	None

*

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, CA 92660

**

Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since May 2019	Executive Vice President, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw[1] 1980	Chief Legal Officer	Since May 2019	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since May 2019	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	JUNE 30, 2020	195

Management of the Funds (Cont.)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Peter G. Strelow[1] 1970	Senior Vice President	Since May 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since December 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jeffrey A. Byer[1] 1976	Vice President	Since January 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck[1] 1977	Vice President	Since January 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bradley A. Todd[1] 1960	Treasurer	Since May 2019	Senior Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Consultant, EY.

Erik C. Brown 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since May 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Assistant Treasurer	Since 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Assistant Treasurer	Since May 2019	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Deputy Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

H. Jessica Zhang 1973	Assistant Treasurer	Since January 2020	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

196	PIMCO CLOSED-END FUNDS

Approval of Investment Management Agreement

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees/Directors (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of each of PCM Fund, Inc. (“PCM”), PIMCO Global StocksPLUS® & Income Fund (“PGP”), PIMCO Income Opportunity Fund (“PKO”), PIMCO Strategic Income Fund, Inc. (“RCS”), PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”), and PIMCO Dynamic Income Fund (“PDI”) (each, a “Fund” and, collectively, the “Funds”), voting separately, annually approve any continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“PIMCO”) (each, an “Investment Management Agreement”). At a meeting held by videoconference1 on June 11, 2020 (the “Approval Meeting”), the Board, including the Independent Trustees, formally considered and unanimously approved the continuation of each Investment Management Agreement for an additional one-year period commencing on August 1, 2020. In addition, the Board considered and unanimously approved the continuation of the Investment Management Agreements between PIMCO and each of PDILS I LLC and PCILS I LLC, each wholly-owned subsidiaries of, respectively, PDI and PCI (each, a “Wholly-Owned Subsidiary” and, collectively, the “Wholly-Owned Subsidiaries”) (collectively, the “Subsidiary Agreements” and, together with each Investment Management Agreement, the “Agreements”), each for the same additional one-year period.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreements also involved multiple planning discussions and meetings of the Contracts Committees of the Board (the “Committee”) (the Approval Meeting, together with such planning discussions and Committee meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Fund management attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in evaluating each Agreement.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Funds. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value, common share market price and distribution yield, use of leverage (if applicable), information regarding share price premiums and/or discounts, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund’s strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including, fees/expenses, performance, distribution yield, and risk-based factors. Due to the market volatility stemming from the COVID-19 pandemic, the Trustees also requested, received and reviewed summaries updated as of April 30, 2020. They also considered, among other information, performance based on net asset value and market value (both absolute and compared against its Broadridge Performance Universe (as defined below)), investment objective and strategy, portfolio managers, assets under management, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below) and trends in estimated profitability to PIMCO from its advisory relationship with each Fund.

With respect to the Subsidiary Agreements, the Trustees considered that each of PDI and PCI may utilize its Wholly-Owned Subsidiary to execute its investment strategy, and that PIMCO provides investment advisory and administrative services to the Wholly-Owned Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does

ANNUAL REPORT	JUNE 30, 2020	197

Approval of Investment Management Agreement (Cont.)

for PDI and PCI under the Investment Management Agreement. The Trustees also considered that, with respect to each Wholly-Owned Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Wholly-Owned Subsidiary, and that PIMCO’s profitability with respect to PDI and PCI is not impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Management Agreement.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on each Fund and its portfolio holdings of recent market volatility.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Fund; and conditions that might affect PIMCO’s ability to provide high-quality services in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Funds through, among other things, cybersecurity business continuity planning, and risk management. The Trustees also considered PIMCO’s effective operation and implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions and its oversight of the service providers’ business continuity during this period.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreements, and PIMCO would otherwise be able to continue to provide investment and non-investment services to each Fund of an appropriate extent and quality.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under the Investment Management Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable to both common shares and specified leverage outstanding), in comparison to information about other funds provided by Broadridge Financial Solutions, Inc. (“Broadridge”), including the management fees and other expenses of a smaller sample

198	PIMCO CLOSED-END FUNDS

(Unaudited)

of comparable funds with different investment advisers identified by Broadridge (for each Fund, its “Broadridge Expense Group”) as well as of a larger sample of comparable funds identified by Broadridge (for each Fund, its “Broadridge Expense Universe”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees.

The Trustees considered that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.

To the extent applicable, the Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Funds. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds and exchange-traded funds, there are additional portfolio management challenges in managing closed-end funds such as the Funds. For example, the challenges associated with managing closed-end funds may include investing in less liquid holdings, the use of leverage, issues relating to trading on a national securities exchange and managing the funds’ dividend practices. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered closed-end funds; and the impact on PIMCO and expenses associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between closed-end funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have similar investment objectives and strategies to those of the Funds.

The Trustees also took into account that all Funds, with the exception of RCS, pay management fees on assets attributable to types of leverage that they use (such as reverse repurchase agreements), which increases the amount of management fees payable by each Fund under the Investment Management Agreement (because each Fund’s fees, except those of RCS, are calculated based on total managed assets, including assets attributable to reverse repurchase agreements and/or certain other forms of leverage outstanding). They noted that RCS’s management fees are based on daily net assets, including net assets attributable to any preferred shares that may be outstanding, but that RCS does not have any preferred shares outstanding. In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to use or continue to use leverage on which management fees are charged, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unitary fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund (only with respect to any preferred shares issued by RCS) than under a non-unitary fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees considered that they receive each quarter information from PIMCO regarding the Fund’s use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives. The Trustees noted that RCS does not pay fees on assets attributable to the types of leverage that the Fund currently employs.

The Trustees noted that, for each Fund, the contractual management fee rate for the Fund under its unitary fee arrangement was above the median contractual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets, with the exception of PCM, whose contractual management fee rate was at the median in both cases. However, in this regard, the Trustees took into account that each Fund’s unitary fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”), and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the applicable Broadridge Expense Group, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangements have benefited and will continue to benefit common

ANNUAL REPORT	JUNE 30, 2020	199

Approval of Investment Management Agreement (Cont.)

shareholders because they provide an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of either managed assets (including assets attributable to preferred shares and certain other forms of leverage) or net assets (including assets attributable to preferred shares), as applicable, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s short-, intermediate- and long-term performance based on net asset value and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees considered information provided by Broadridge for the Funds regarding the investment performance of a group of funds with investment classifications/objectives comparable to those of each Fund (for each Fund, its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Independent Trustees recognized that the performance information, including the Broadridge performance information, was as of December 31, 2019, and, as such, did not include the period of extreme market volatility resulting from the COVID-19 pandemic. For this reason, they requested, received, and reviewed more recent performance information from PIMCO as of March 31, 2020. The Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile, including in instances where the Fund outperformed its Broadridge Performance Universe.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2019; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2019, and December 31, 2018; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Funds, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds and hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds, including in connection with at-the-market offerings conducted by certain Funds. The Trustees took into account that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may raise additional assets through follow-on offerings and dividend reinvestments and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unitary fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unitary fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unitary fee arrangements, funds with “pass through”

200	PIMCO CLOSED-END FUNDS

(Unaudited)

administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangements protect shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

Fund-by-Fund Performance and Fee/Expense Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

PGP

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 30 funds for one-year performance, 29 funds for three-year performance, 27 funds for five-year performance and 26 funds for ten-year performance, the Trustees noted that the Fund had second quintile performance for the one-year period, and first quintile performance for the three-year, five-year and ten-year periods ended December 31, 2019.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of nine funds and the Broadridge Expense Universe for the Fund consisted of a total of 19 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was approximately at the median total expense ratio excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.

PKO

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 13 funds for one-year performance, 12 funds for three-year and five-year performance and eight funds for ten-year performance, the Trustees noted that the Fund had third quintile performance for the one-year period, and first quintile performance for the three-year, five-year and ten-year periods ended December 31, 2019.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of seven funds and the Broadridge Expense Universe for the Fund consisted of a total of 13 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was approximately at the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.

PCM

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge

ANNUAL REPORT	JUNE 30, 2020	201

Approval of Investment Management Agreement (Cont.)

Performance Universe, consisting of 31 funds for one-year performance, 28 funds for three-year performance, 24 funds for five-year performance and 15 funds for ten-year performance, the Trustees noted that the Fund had fourth quintile performance for the one-year period and first quintile performance for the three-year, five-year and ten-year periods ended December 31, 2019.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of 12 funds and the Broadridge Expense Universe for the Fund consisted of a total of 24 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was approximately at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group.

RCS

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 13 funds for one-year performance, 12 funds for three-year and five-year performance and eight funds for ten-year performance, the Trustees noted that the Fund had fourth quintile performance for the one-year period, second quintile for the three-year and five-year periods and first quintile performance for the ten-year period ended December 31, 2019.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of seven funds and the Broadridge Expense Universe for the Fund consisted of a total of 13 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted

that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PCI

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 13 funds for one-year performance and 12 funds for three-year and five-year performance, the Trustees noted that the Fund had third quintile performance for the one-year period and first quintile performance for the three-year and five-year periods ended December 31, 2019.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of seven funds and the Broadridge Expense Universe for the Fund consisted of a total of 13 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group.

PDI

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 13 funds for one-year performance and 12 funds for three-year and five-year performance, the Trustees noted that the Fund had fourth quintile performance for the one-year period and first quintile performance for the three-year and five-year periods ended December 31, 2019.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of seven funds and the Broadridge Expense Universe for the Fund consisted of a total of

202	PIMCO CLOSED-END FUNDS

(Unaudited)

13 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

ANNUAL REPORT	JUNE 30, 2020	203

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

204	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive,

Newport Beach, CA, 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3010AR_063020

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that James A. Jacobson and Joseph B. Kittredge, Jr., who serve on the Board’s Audit Oversight Committee, qualify as “audit committee financial experts” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson and Mr. Kittredge are “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2020	$ 113,306
	June 30, 2019	$ 68,676
(b)	Fiscal Year Ended	Audit-Related Fees
	June 30, 2020	$ 56,000
	June 30, 2019	$ —
(c)	Fiscal Year Ended	Tax Fees (1)
	June 30, 2020	$ —
	June 30, 2019	$ —
(d)	Fiscal Year Ended	All Other Fees (2)
	June 30, 2020	$ —
	June 30, 2019	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)	There were no “Tax Fees” for the last two fiscal years.

(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2020	June 30, 2019

PIMCO Dynamic Income Fund	$56,000	$—
Pacific Investment Management Company LLC (“PIMCO”)	18,842,940	12,402,651

Totals	$18,898,940	$12,402,651

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

T. Matthew Buffington

Sarah E. Cogan

Deborah A. DeCotis

James A. Jacobson

Hans W. Kertess

William B. Ogden, IV

Alan Rappaport

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of August 26, 2020, the following individual has primary responsibility for the day-to-day management of the PIMCO Dynamic Income Fund (the “Fund”):

David Hammer

Mr. Hammer has been a portfolio manager of the Fund since August 2015. Mr. Hammer is an executive vice president in the New York office and head of municipal bond portfolio management. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of June 30, 2020, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
David Hammer	22	$8,442.08	4*	$631.07	114	$11,531.65

* Of these Other Pooled Investment Vehicles, 3     account(s) totaling $518.78     million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for both the Fund and other Clients to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other Clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other Clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other Clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other Clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other Clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another Client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of material non-public information (“MNPI”) which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of June 30, 2020, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

●	PIMCO’s pay practices are designed to attract and retain high performers;

●	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

●	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

●	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

●	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

●

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

●	Contributions to mentoring, coaching and/or supervising members of team;

●	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

●	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

●

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

●

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Manager beneficially owned as of June 30, 2020:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2020
David Hammer	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: August 26, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date: August 26, 2020